The Accumulator® Series

A combination variable and fixed flexible premium deferred annuity contract

Prospectus dated May 1, 2021

Equitable Financial Life Insurance Company

Separate Account No. 49

Please read and keep this Prospectus for future reference. It contains important information that you should know before taking any action under your contract. This Prospectus supersedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.

What is the Accumulator® Series?

The Accumulator® Series are variable and fixed flexible premium deferred annuity contracts issued by Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”). The series consists of Accumulator®, Accumulator® PlusSM, Accumulator® EliteSM, and Accumulator® SelectSM. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our investment options: (i) variable investment options listed in Appendix “Portfolio Companies Available Under the Contract”, (ii) the guaranteed interest option, (iii) fixed maturity options or (iv) the account for dollar cost averaging. Contract owners should carefully read the accompanying Fixed Maturity Option prospectus (“FMO prospectus”), which contains additional information relating to the fixed maturity option.

This Prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Maryland. References to contributions in this Prospectus are for the benefit of contract owners currently eligible to continue making contributions to the contracts.

You may also allocate amounts to the guaranteed interest option and the fixed maturity option, and the account for special dollar cost averaging, which are discussed later in this Prospectus.

Types of contracts.   Contracts were offered for use as:

•	A nonqualified annuity (“NQ”) for after-tax contributions only.

•	An individual retirement annuity (“IRA”), either traditional IRA (“Rollover IRA” or “Flexible Premium IRA”) or Roth IRA (“Roth Conversion IRA” or “Flexible Premium Roth IRA” ).
•	Traditional and Roth inherited IRA beneficiary continuation contract (“Inherited IRA”) (direct transfer contributions only).

•	An annuity that is an investment vehicle for a qualified defined contribution plan (“QP”) (Rollover and direct transfer contributions only).

•

An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity (“TSA”) — (“Rollover TSA”) (Rollover and direct transfer contributions only; employer or plan approval required). We no longer accept contributions to TSA contracts.

Not all types of contracts are available with each version of the Accumulator® Series contracts. See “Rules regarding contributions to your contract” Appendix for more information.

The contract is no longer available for new purchasers. These versions of the Accumulator® series contracts are no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix “Contract variations” for contract variation information and timing. You may not change your contract or its features as issued.

If you purchase an Accumulator® PlusSM contract, we will add a credit to your contributions. Fees and charges for a Accumulator® PlusSM contract are higher than for an Accumulator® contract and the amount of the credit may be more than offset by these higher fees and charges. Credits may be recaptured upon free look, annuitization and death.

Electronic delivery of shareholder reports (pursuant to Rule 30e-3). Beginning on January 1, 2021, as permitted by

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

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regulations adopted by the SEC, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Company by calling 1-800-789-7771 or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

We reserve the right to stop accepting any contribution from you at any time. If you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your Guaranteed benefit(s). This means that you may no longer be able to increase your account value and the benefit bases associated with your Guaranteed benefits through contributions.

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Contents of this Prospectus

When we address the reader of this Prospectus with words such as “you“ and “your,“ we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word “contract“ it also includes certificates that are issued under group contracts in some states.

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3. Principal risks of investing in the contract	53
Risks associated with variable investment options	53
Insurance company risk	53
Possible fees on access to account value	53
Possible adverse tax consequences	53
Not a short term investment	53
Risk of loss	53
Optional Benefits	53
Accumulator® PlusSM Contracts	53
Limitations on access to cash value through withdrawals	53
Fixed Maturity Options	54
Cybersecurity risks and catastrophic events	54
COVID-19	54

4. Determining your contract’s value	56
Your account value and cash value	56
Your contract’s value in the variable investment options	56
Your contract’s value in the guaranteed interest option	56
Your contract’s value in the fixed maturity options	56
Your contract’s value in the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts only)	56
Effect of your account value falling to zero	56
Termination of your contract	57

5. Transferring your money among investment options	58
Transferring your account value	58
Our administrative procedures for calculating your Roll-Up benefit base following a transfer	58
Disruptive transfer activity	59

6. Accessing your money	61
Withdrawing your account value	61
How withdrawals are taken from your account value	64
How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2	65
How withdrawals affect Principal ProtectorSM	66
Withdrawals treated as surrenders	66
Loans under Rollover TSA contracts	66
Surrendering your contract to receive its cash value	67
When to expect payments	68
Signature guarantee	68
Your annuity payout options	68

7. Charges and expenses	71
Charges that the Company deducts	71
Charges that the Trusts deduct	76
Group or sponsored arrangements	77
Other distribution arrangements	77

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Definition of key terms

Account value — is the total value of the values you have in (i) the variable investment options; (ii) the guaranteed interest account; (iii) market adjusted amounts in the fixed maturity options; (iv) for Accumulator® and Accumulator® EliteSM contracts, the account for special dollar cost averaging; and (v) the loan reserve account (applies for Rollover TSA contracts only).

Annuitant — is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.

Business day — Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

Cash value — At any time before annuity payments begin, your contract’s “cash value” is equal to the account value less: (i) the total amount or a pro rata portion of the annual administrative charge as well as any optional benefit charges(1); (ii) any applicable withdrawal charge; and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only).

Contract date — The “contract date” is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

Contract date anniversary — The end of each 12-month period is your “contract date anniversary”. For example, if your contract date is May 1st, your contract anniversary date is April 30th.

Contract year — The “contract year” is the 12-month period beginning on your contract date and each 12-month period after that date.

Maturity date — The contact’s “maturity date” is generally the contract date anniversary that follows the annuitant’s 95th birthday.

(1)	Depending on when you purchased your contract, your account value will be reduced by a pro rata portion of the administrative charge only. See Appendix “Contract variations” for more information.

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To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Also, depending on when you purchased your contract, some of these may not apply to you or may be named differently under your contract. Your financial professional can provide further explanation about your contract or supplemental materials.

Prospectus	Contract or Supplemental Materials
fixed maturity options	Guarantee Periods (Guaranteed Fixed Interest Accounts in supplemental materials)

variable investment options	Investment Funds

account value	Annuity Account Value

rate to maturity	Guaranteed Rates

Unit	Accumulation Unit

Guaranteed minimum death benefit	Guaranteed death benefit

Guaranteed minimum income benefit	Guaranteed Income Benefit or Living Benefit

guaranteed interest option	Guaranteed Interest Account

Principal ProtectorSM	Guaranteed withdrawal benefit

GWB benefit base	Principal ProtectorSM benefit base

GWB Annual withdrawal amount	Principal ProtectorSM Annual withdrawal amount

GWB Annual withdrawal option	Principal ProtectorSM Annual withdrawal option

GWB Excess withdrawal	Principal ProtectorSM Excess withdrawal

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Important information you should consider about the contract

FEES AND EXPENSES
Charges for Early Withdrawals

Each series of the contract provides for different withdrawal charge periods and percentages.

Accumulator®—If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from Accumulator® of the contract within 7 years following your last contribution, you will be assessed a withdrawal charge of up to 7% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment.

Accumulator® PlusSM—If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from Accumulator® PlusSM of the contract within 8 years following your last contribution, you will be assessed a withdrawal charge of up to 8% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment.

Accumulator® EliteSM—If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from Accumulator® EliteSM of the contract within 4 years following your last contribution, you will be assessed a withdrawal charge of up to 8% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment.

Accumulator® SelectSM—No withdrawal charge.

If amounts are withdrawn from a fixed maturity option before the maturity date, there will be a market value adjustment which could greatly reduce the value in your fixed maturity option. See the FMO prospectus for more information.

For additional information about charges for surrenders and early withdrawals see “Withdrawal charge” in “Charges and expenses” in the Prospectus.

Transaction Charges

In addition to withdrawal charges, you may also be charged for other transactions (for special requests such as wire transfers, express mail and duplicate contracts).

For additional information about transaction charges see “Charges that the Company deducts” in “Charges and expenses” in the Prospectus.

Ongoing Fees and Expenses (annual charges)	Each series of the contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year under the contract, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected

Annual Fee	Minimum	Maximum
Base Contract (varies by contract series)(1)	1.25%	1.70%
Investment options (Portfolio fees and expenses)(2)	0.58%	1.40%
Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.25%	0.80%

(1) Expressed as an annual percent of daily net assets in the variable investment options.

(2) Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2020 and could change from year to year.

(3) Expressed as an annual percentage of the applicable benefit base.

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Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes no credits and that you do not take withdrawals from the contract or make any other transactions, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost $1,978	Highest Annual Cost $4,094

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract series and Portfolio fees and expenses

•   No optional benefits

•   No sales charges

•   No additional contributions, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract series (Accumulator® PlusSM), optional benefits (7% GWB and Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 death benefit) and Portfolio fees and expenses

•   No sales charges

•   No additional contributions, transfers or withdrawals

For additional information about ongoing fees and expenses see “Fee Table” in the Prospectus.
RISKS
Risk of Loss

The contract is subject to the risk of loss. You could lose some or all of your account value.

For additional information about the risk of loss see “Principal risks of investing in the Contract” in the Prospectus.

Not a Short-Term Investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties.

For additional information about the investment profile of the contract see “Fee Table” in the Prospectus.

Risks Associated with Investment Options

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options available under the contract, (e.g. the Portfolios). Each investment option, including the guaranteed interest option and fixed maturity option, has its own unique risks. You should review the investment options including the fixed maturity options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Variable investment options”, “Guaranteed interest option” and “Portfolios of the Trust” in “Purchasing the Contract” in the Prospectus, as well as, “Risk factors” and “Fixed maturity options” in the FMO prospectus. See also Appendix “Portfolio Companies available under the contract” in the Prospectus.

Insurance Company Risks

The Company is solely responsible to the contract owner for the contract’s account value and the Guaranteed benefits. The general obligations, including the guaranteed interest option and fixed maturity options, and any Guaranteed benefits under the contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/selling-life-insurance/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the Prospectus.

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RESTRICTIONS
Investments

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select. Such rights include, among others, combining any two or more variable investment options and transferring account value from any variable investment option to another variable investment option.

Credits under Accumulator® PlusSM contracts may be recaptured upon free look, annuitization, and death.

There are restrictions regarding investment options if Guaranteed benefits are elected, limits on contributions and transfers into and out of the guaranteed interest option, and restrictions or limitations with Special DCA programs. See “Allocating your contributions” in “Purchasing the Contract” and “Transferring your account value” in “Transferring your money among investment options” in the Prospectus for more information.

For more information see “About Separate Account No. 49” in “More information” in the Prospectus.

For additional information about the investment options, including information regarding volatility management strategies and techniques, see “Transfer charge” in “Charges and expenses” and “Portfolios of the Trust” in “Purchasing the Contract” in the Prospectus. See also the FMO prospectus.

Optional Benefits

At any time, we have the right to limit or terminate your contributions, allocations and transfers to any of the variable investment options. If you have one or more Guaranteed benefits (which are also known as optional benefits) and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your Guaranteed benefit(s).

Investment options are limited if Guaranteed benefits are elected. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

For additional information about the optional benefits see “How you can purchase and contribute to your contract” in “Purchasing the Contract” in the Prospectus. See also “Death Benefits” and “Living Benefits” in “Benefits available under the contract” in the Prospectus.

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the Prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and expenses” in the Prospectus.

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Overview of the contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios, fixed maturity options and the guaranteed interest option during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides death benefits to protect your beneficiaries and living benefits to protect your access to income. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	variable investment options (with restrictions depending on benefit selection);

•	Guaranteed interest option;

•	fixed maturity option (see the FMO prospectus for more information); and

•	the account for dollar cost averaging.

For additional information about each underlying Portfolio see Appendix “Portfolio Companies available under the contract.”

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; or (3) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income and death benefit protection, offers various payout options and a credit (Accumulator® PlusSM contracts only).

Contract Classes

You can purchase one of four contract classes that have different ongoing fees and withdrawal charges. For example, the contract offers Accumulator® with a 7 year withdrawal charge period and a 1.25% contract fee, Accumulator® Plus with a 8 year withdrawal charge period and a 1.50% contract fee, Accumulator® EliteSM with a 4 year withdrawal charge period and a 1.65% contract fee, and Accumulator® SelectSM with no withdrawal charge and a 1.70% contract fee. If you purchase a Accumulator® PlusSM contract, we will add a credit to your contributions. Fees and charges for the Accumulator® PlusSM contract are higher than for the Accumulator® contract, the amount of the credits may be more than offset by these higher fees and charges, and credits may be recaptured upon free look, annuitization, and death.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1/2. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any guaranteed benefits.

Death Benefits

Your contract includes a standard death benefit that pays your beneficiaries an amount at least equal to your contributions less adjusted withdrawals. For an additional fee, you can purchase other death benefits called Guaranteed minimum death benefits (“GMDBs”) that provide different minimum payment guarantees.

Living Benefits

For an additional fee, you can purchase optional living benefits that provide different minimum account value, payment and withdrawal guarantees. The minimum guarantees provided by these benefits may never come into effect.

Rebalancing and Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing option.

Loans

Depending on the terms of your contract, you may be permitted to take loans from your account value. If you take a loan, we charge interest on the loan.

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Other contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue, including some described in this Prospectus, is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding our other annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of our annuity contracts.

You should work with your financial professional to decide whether one or more optional benefits are appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

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Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. Each of the charges and expenses is more fully described in “Charges and expenses”. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals, transfers or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses

	Accumulator®	Accumulator® PlusSM	Accumulator® EliteSM	Accumulator® SelectSM
Sales Load Imposed on Purchases	None	None	None	None
Withdrawal Charge (as a percentage of contributions withdrawn)(1)	7%	8%	8%	None
Special Service Charges(2)	$90	$90	$90	$90

(1)

Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable. The withdrawal charge percentage we use is determined by the number of years since the receipt of the contribution to which the charge relates if you make a withdrawal or surrender your contract. For each contribution, we consider the year in which that contribution to be “year 1”.

	charge as a % of contribution for each year following contribution
	1	2	3	4	5	6	7	8	9+
Accumulator®	7%	7%	6%	6%	5%	3%	1%	0%	0%
Accumulator® PlusSM	8%	8%	7%	7%	6%	5%	4%	3%	0%
Accumulator® EliteSM	8%	7%	6%	5%	0%	0%	0%	0%	0%

(2)

Special service charges include (1) express mail charge; (2) wire transfer charge; and (3) duplicate contract charge. The duplicate contract charge is currently waived. We may discontinue this waiver at any time, with or without notice.

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The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

	Accumulator®	Accumulator® PLUSSM	Accumulator® EliteSM	Accumulator® SelectSM
Annual Administrative Charge(1)	$30(1)	$30(1)	$30(1)	$30(1)
Base Contract Expenses (a percentage of daily net assets in the variable investment options)	1.25%	1.50%	1.65%	1.70%

Optional Benefits Expenses(2)

Guaranteed minimum death benefit charges (as a percentage of the benefit base)(3)

Standard death benefit	No additional charge	No additional charge	No additional charge	No additional charge

Annual Ratchet to age 85	0.30%(4)	0.30%(4)	0.30%(4)	0.30%(4)

6% Roll-Up to age 85	0.45%	0.45%	0.45%	0.45%

Greater of 5% Roll-Up to age 85 or Annual Ratchet to age 85	0.50%	0.50%	0.50%	0.50%

Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85	0.60%	0.60%	0.60%	0.60%

Modified death benefit (“Modified DB”)	0.35%(5)	0.35%(5)	0.35%(5)	0.35%(5)

Guaranteed principal benefit charge for option 2 (percentage of the account value. Deducted annually on the first 10 contract date anniversaries.)	0.50%	0.50%	0.50%	0.50%

Guaranteed minimum income benefit (or “Living Benefit”) charge (as a percentage of the benefit base)(3)	0.65%	0.65%	0.65%	0.65%

Protection PlusSM benefit charge (as a percentage of the account value)	0.35%	0.35%	0.35%	0.35%

Principal ProtectorSM benefit charge (as a percentage of account value)

5% GWB Annual withdrawal option	0.60%(6)	0.60%(6)	0.60%(6)	0.60%(6)

7% GWB Annual withdrawal option	0.80%(7)	0.80%(7)	0.80%(7)	0.80%(7)

New Guaranteed withdrawal benefit for life (New GWBL) charge (as a percentage of the benefit base)(3)(8)(9)	0.65%	0.65%	0.65%	0.65%

(1)

The annual administrative charge is deducted from your account value on each contract date anniversary. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the administrative charge for that year. If your account value on a contract date anniversary is $50,000 or more there is no charge. During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(2)

Deducted annually on each contract date anniversary for which the benefit is in effect. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. If you are an existing contract owner, this pro rata deduction may not apply for any optional benefit charges under your contract. See Appendix “Contract variations” for more information. For Principal ProtectorSM only (if applicable), if the contract and benefit are continued under the Beneficiary continuation option with Principal ProtectorSM, the pro rata deduction for the Principal ProtectorSM charge is waived.

(3)

The benefit base is not an account value or cash value. If you elect the Guaranteed minimum income benefit and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Accumulator® PlusSM contracts, your initial benefit does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See “Guaranteed minimum income benefit and Guaranteed minimum death benefit base” and “GWBL benefit base” in “Benefits available under the contract”.

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(4)	The current fee is 0.25%.

(5)

No charge (if you previously had the Standard death benefit); 0.25% of the Annual Ratchet to age 85 benefit base (if you previously had the Annual Ratchet to age 85 death benefit); 0.35% of the Greater of 6% Roll-up to age 85 benefit base, as applicable (if you had previously had the Greater of 6% Roll-up to age 85 death benefit).

(6)	If you step-up your GWB benefit base, we reserve the right to increase your charge to 0.60%. The current charge is 0.35%.

(7)	If you step-up your GWB benefit base, we reserve the right to increase your charge to 0.80%. The current charge is 0.50%.

(8)	Only applicable to contract holders who elected to convert their Guaranteed minimum income benefit into the New GWBL. See Appendix “New Guaranteed Withdrawal Benefit for Life” for more information.

(9)	If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. A complete list of Portfolios available under the contact, including their annual expenses, may be found at the back of this document. See Appendix “Portfolio Companies available under the contract.” These expenses are for the period ended December 31, 2020, and may fluctuate from year to year.

Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)(*)	0.58%	1.40%

(*)

“Annual Portfolio Expenses” are based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2022 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2022. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios.

Example

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

These Examples assume that you invest $100,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses, as well as, the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 death benefit and 7% GWB (both at their maximum charge).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Accumulator®	$11,475	$19,716	$28,362	$49,402	$4,475	$13,716	$23,362	$49,402
Accumulator®PlusSM	$12,874	$21,896	$31,299	$53,105	$4,874	$14,896	$25,299	$53,105
Accumulator®EliteSM	$12,895	$20,937	$25,328	$52,951	$4,895	$14,937	$25,328	$52,951
Accumulator®SelectSM	$4,948	$15,439	$25,921	$53,735	$4,948	$15,089	$25,571	$53,385

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The Company

We are Equitable Financial Life Insurance Company, a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $800 billion in assets as of December 31, 2020. For more than 160 years the Company has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

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How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. You can also use our Equitable Client portal to access information about your account and to complete certain requests through the Internet. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

We are changing our addresses effective June 21, 2021.

For correspondence with checks:

For contributions sent by regular mail:

From May 1st to June 20th Retirement Service Solutions P.O. Box 1577 Secaucus, NJ 07096-1577	On or after June 21st Retirement Service Solutions P.O. Box 1424 Charlotte NC 28201

For contributions sent by express delivery:

From May 1st to June 20th Retirement Service Solutions 500 Plaza Drive, 7th Floor Secaucus, NJ 07094	On or after June 21st Retirement Service Solutions 8501 IBM Dr, Ste 150-IR Charlotte, NC 28262

For correspondence without checks:

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by regular mail:

From May 1st to June 20th Retirement Service Solutions P.O. Box 1547 Secaucus, NJ 07096-1547	On or after June 21st Retirement Service Solutions P.O. Box 1016 Charlotte NC 28201

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by express delivery:

From May 1st to June 20th Retirement Service Solutions 500 Plaza Drive, 7th Floor Secaucus, NJ 07094	On or after June 21st Retirement Service Solutions 8501 IBM Dr, Ste 150-IR Charlotte, NC 28262

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 7th Floor, Secaucus,

New Jersey 07094. On or after June 21, 2021, our processing office is: 8501 IBM Dr, Ste 150-IR, Charlotte, NC 28262.

Reports we provide:

•	written confirmation of financial transactions;

•	statement of your account value at the close of each calendar year and any calendar quarter in which there was a financial transaction; and

•

annual statement of your account value as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.

For jointly owned contracts (if applicable), we provide reports to the primary joint owner’s address on file.

Equitable Client portal:

With your Equitable Client portal account you can expect:

•	Account summary. View your account values, and select accounts for additional details.

•	Messages and alerts. Stay up to date with messages on statement availability, investment options and important account information.

•	Profile changes. Now it’s even easier to keep your information current, such as your email address, street address and eDelivery preferences.

•	Manage your account. Convenient access to service options for a policy or contract, from viewing account details and documents to completing financial transactions.

•	Investments details. Intuitive charts show the breakdown of your key investments.

Don’t forget to sign up for eDelivery!

Visit equitable.com and click sign in to register today.

Equitable Client portal is normally available seven days a week, 24 hours a day. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of any transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transferring your money among investment options”).

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Customer service representative:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

•	Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

•	Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

We require that the following types of communications be on specific forms we provide for that purpose:

(1)	authorization for telephone transfers by your financial professional;

(2)	conversion of a traditional IRA to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(3)	election of the automatic investment program;

(4)	requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)	spousal consent for loans under Rollover TSA contracts;

(6)	requests for withdrawals or surrenders from Rollover TSA contracts;

(7)	tax withholding elections (see withdrawal request form);

(8)	election of the beneficiary continuation option;

(9)	IRA contribution recharacterizations;

(10)	Section 1035 exchanges;

(11)	direct transfers and rollovers;

(12)	exercise of the Guaranteed minimum income benefit;

(13)

requests to reset your Roll-Up benefit base (for certain contracts with both the Guaranteed minimum income benefit and the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit);

(14)	requests to step up your Guaranteed withdrawal benefit (“GWB”) benefit base, if applicable, under the Optional step up provision;

(15)	requests to terminate or reinstate your GWB, if applicable, under the Beneficiary continuation option, if applicable;

(16)	death claims;

(17)	purchase by, or change of ownership to, a non-natural person;

(18)	change in ownership (NQ only), if available under your contract;

(19)	enrollment in our “automatic required minimum distribution (RMD) service;”

(20)	transfers into and among the investment options; and

(21)	requests for withdrawals.

We also have specific forms that we recommend you use for the following types of requests:

(1)	beneficiary changes;

(2)	contract surrender;

(3)	general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)	12 month dollar cost averaging (for Accumulator® SelectSM contracts only); and

(5)	special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts).

To cancel or change any of the following, we require written notification generally at least seven calendar days before the next scheduled transaction:

(1)	automatic investment program;

(2)	general dollar cost averaging (including the fixed dollar amount and interest sweep options);

(3)	12 month dollar cost averaging (for Accumulator® SelectSM contracts only);

(4)	special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts);

(5)	substantially equal withdrawals;

(6)	systematic withdrawals;

(7)	the date annuity payments are to begin; and

(8)	RMD payments from inherited IRAs.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. Some requests may be completed online; you can use our Equitable Client portal to contact us and to complete such requests through the Internet. In the future, we may require that certain requests be completed online.

Signatures:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

eDelivery:

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.equitable.com.

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1. Purchasing the Contract

How you can contribute to your contract

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The table in Appendix “Rules regarding contributions to the contract” summarizes our current rules regarding contributions to your contract, which rules are subject to change. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions.

We have exercised our right to discontinue acceptance of contributions to the contracts as described above.

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator® series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all our annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix “State contract availability and/or variations of certain features and benefits”.

The “annuitant” is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.

Owner and annuitant requirements

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Owners which are not individuals may be required to document their status to avoid 30% FATCA withholding from U.S.-source income.

If the Spousal protection feature is available under your contract and is elected, the spouses must be joint owners, one of the spouses must be the annuitant and both must be named as the only primary beneficiaries. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

In general we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See “Inherited IRA beneficiary continuation contract” for Inherited IRA owner and annuitant requirements.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix “Purchase considerations for QP contracts” for more information on QP contracts.

Purchase considerations for a charitable remainder trust

(This section only applies to Accumulator® and Accumulator® EliteSM contracts.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Guaranteed minimum income benefit (‘‘GMIB’’) or an enhanced death benefit, you should strongly consider ‘‘split-funding’’: that is the trust holds investments in addition to this contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator® Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB and/or the enhanced death benefit base. See the discussion of these benefits in “Benefits available under the contract”.

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How you can make your contributions

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to the Company. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. We do not accept starter checks or travelers’ checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealer, are discussed in detail in “More information”.

The “contract date” is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a “contract year.” The end of each 12-month period is your “contract date anniversary.” For example, if your contract date is May 1, your contract date anniversary is April 30.

As described later in this Prospectus, we deduct guaranteed benefit and annual administrative charges from your account value on your contract date anniversary. If you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay fees on your next contract date anniversary, your contract will terminate without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See “Effect of your account value falling to zero” in “Determining your contract’s value”.

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the SEC. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see “Dates and prices at which contract events occur.”

What are your investment options under the contract?

You can choose from among the variable investment options (see the FMO prospectus for more information), the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts).

Variable investment options

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options.

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options (including the Protected Benefit account variable investment options) and to limit the number of variable investment options which you may select.

Portfolios of the Trust

We offer an affiliated Trust, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust and EQ Advisors Trust (collectively the “affiliated Trust”. For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers and is responsible for retaining or discontinuing the services of those sub-advisers.

Information regarding each of the currently available Portfolios, their type, their investment manager(s) and/or subadviser(s), their current expenses, and their current performance is available in an appendix to the prospectus. See Appendix “Portfolio Companies available under the contract.”

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. In order to obtain copies of the Portfolios’ prospectuses, you may call one of our customer service representatives at 1-800-789-7771, or visit www.equitable.com/ICSR#EQH146643.

You should be aware that Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”) and Equitable Distributors, LLC (“Equitable Distributors”), (together, the “Distributors”) directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment

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returns. The Company and/or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”), and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the

EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). This may effectively suppress the value of guaranteed benefit(s) that are eligible for periodic benefit base resets because your benefit base is available for resets only when your account value is higher. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the EQ volatility management strategy. Such techniques could also impact your account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Asset Transfer Program.  Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even

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Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Guaranteed interest option

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under “More information”.

We credit interest daily to amounts in the guaranteed interest option. The minimum rate may vary depending on your contract issue date but it will be shown on the data page for your contract and will never be less than 1.0%. We set current interest rates periodically, based on our sole discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before the deduction of annual administrative charges and any withdrawal charges (if applicable).

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

Generally, contributions and transfers into and out of the guaranteed interest option are limited. See “Transferring your money among the investment options” for restrictions on transfers from the guaranteed interest option.

If you elected a guaranteed benefit that provides a 5% (or greater) roll-up, an allocation to the guaranteed interest option will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to the guaranteed interest rate option. For more information, see “Guaranteed minimum death benefit and Guaranteed minimum income benefit base” in “Benefits available under the contract” and “Our administrative procedures for calculating your Roll-up benefit base following a transfer” in “Transferring your money among investment options”.

Fixed maturity options

We may offer fixed maturity options which are described in a separate FMO prospectus.

Account for special dollar cost averaging

(This section only applies to Accumulator® and Accumulator® EliteSM contracts.)

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you selected was shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See “Allocating your contributions” for rules and restrictions that apply to the special dollar cost averaging program.

Allocating your contributions

You may choose from among three ways to allocate your contributions under your contract: self-directed, the guaranteed principal benefits (at contract issue only), or dollar cost averaging. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and the Company. The contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with Equitable Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

Self-directed allocation

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states — see Appendix “State contract availability and/or variations of certain features and benefits” for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. If you are an existing contract owner, this restriction may not apply. The total of your allocations into all available investment options must equal 100%. If the annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin. See the FMO prospectus for more information.

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The guaranteed principal benefits (including Principal assurance)

We offered a Guaranteed principal benefit (“GPB”) with two options. See Appendix “State contract availability and/or variations of certain features and benefits” for more information on state availability and Appendix “Contract variations” for contract variation and/or availability of these benefits. You could only elect one of the GPBs. Neither GPB was available under Inherited IRA contracts. We did not offer either GPB when the rate to maturity for the applicable fixed maturity option was 3%. Both GPB options allow you to allocate a portion of your total contributions to the variable investment options, while ensuring that your account value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. GPB Option 2 generally provides you with the ability to allocate more of your contributions to the variable investment options than could be allocated using GPB Option 1 (also known as Principal assurance). If you elected either GPB, you could not elect the Guaranteed minimum income benefit, Principal ProtectorSM, the systematic withdrawals option or the substantially equal withdrawals option. However, certain contract owners who elected GPB are not subject to these restrictions. See Appendix “Contract variations” for information on what applies under your contract.

You could elect GPB Option 1 only if the annuitant was age 80 or younger when the contract was issued (after age 75, only the 7-year fixed maturity option was available; for QP the annuitant must be age 70 or younger when the contract was issued). You could elect GPB Option 2 only if the annuitant was age 75 (70 for QP contracts) or younger when the contract was issued. GPB Option 2 is not available for purchase with any Flexible Premium IRA contract whether traditional or Roth. If you purchased an IRA, QP or Rollover TSA contract, before you either purchased GPB Option 2 or elected GPB Option 1 with a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should have considered whether your value in the variable investment options, guaranteed interest option and permissible funds outside the contract are sufficient to meet your required minimum distributions. See “Tax information”. If you elected GPB Option 2 and change ownership of the contract, GPB Option 2 will automatically terminate, except under certain circumstances. See “Transfers of ownership, collateral assignments, loans and borrowing” in “More information,” for more information.

Guaranteed principal benefit option 1 (under certain contracts, this feature is called “Principal assurance”).  GPB Option 1 was available at contract issue only. Under GPB Option 1, you selected a fixed maturity option at the time you signed your application. We specified a portion of your initial contribution (plus, for Accumulator® PlusSM contracts, any applicable portion of the credit we pay) and allocated it to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution (plus, for Accumulator® PlusSM contracts, any credit paid under your contract) on the fixed maturity option’s maturity date. The percentage of your contribution allocated to the fixed maturity option was calculated based upon the rate to maturity then in effect for the fixed maturity option you chose. Your contract contains information on the amount of your contribution allocated to the fixed maturity option. The maturity date you selected generally could not be later than 10 years, or earlier than 7 years from your contract date. If you were to make any withdrawals or transfers from the fixed maturity option before the option’s maturity date, the amount in the fixed maturity option will be adjusted and may no longer grow to equal your initial contribution under GPB Option 1. You allocated the remainder of your initial contribution to the variable investment options and guaranteed interest option however you chose, as permitted under your contract (unless you elected a dollar cost averaging program, in which case the remainder of your initial contribution was allocated to the dollar cost averaging program). Upon the maturity date of the fixed maturity option, you will be provided with the same notice and the same choices with respect to the maturity value as described under “Your choices at the maturity date.” There is no charge for GPB Option 1.

For Accumulator® PlusSM contracts only:  If GPB option 1 continues under the successor owner/annuitant feature, the account value will be reduced by the amount of any credit attributable to any contributions made within one year of your death. If any portion of the credit must be recovered from the fixed maturity option selected under GPB Option 1, the amount in the fixed maturity option may not grow to equal your initial contribution plus any applicable credit under GPB option 1.

Guaranteed principal benefit option 2.  GPB Option 2 was only available at contract issue. If you purchased GPB Option 2, you may not make additional contributions to your contract after six months from the contract issue date or at any earlier time if at such time the then applicable rate to maturity on the Special 10 year fixed maturity option is 3%. The Special 10 year fixed maturity option is no longer available now that the last special 10 year fixed maturity option matured in September 2014. Therefore, any discussion in this Prospectus that involves any additional contributions after the first six months will be inapplicable. This feature was not available under all contracts.

We have specified the portion of your initial contribution (including, for Accumulator® PlusSM contracts, any applicable portion of the credit we pay), and any additional permitted contributions, to be allocated to a Special 10 year fixed maturity option. Your contract contains information on the percentage of applicable contributions allocated to the Special 10 year fixed maturity option. You may allocate the rest of your contributions among the investment options (other than the Special 10 year fixed maturity option) however you choose, as permitted under your contract and other than the Investment simplifier (unless you elect a dollar cost averaging program, in which case all contributions, other than amounts allocated to the Special 10 year fixed maturity option, must be allocated to the dollar cost averaging program). The Special 10 year fixed maturity option will earn interest at the specified rate to maturity then in effect.

If on the 10th contract date anniversary, your annuity account value is less than the amount that is guaranteed under GPB Option 2, we will increase your annuity account

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value to be equal to the guaranteed amount under GPB Option 2. Any such additional amounts added to your annuity account value will be allocated to the EQ/Money Market investment option. After the maturity date of the Special 10 year fixed maturity option, the guarantee under GPB Option 2 will terminate. Upon the maturity date of the Special 10 year fixed maturity option, you will be provided with the same notice and the same choices with respect to the maturity value as described under “Your choices at the maturity date.” The guaranteed amount under GPB Option 2 is equal to your initial contribution adjusted for any additional permitted contributions (excluding, for Accumulator® PlusSM contracts, any credit applied to your contract), transfers out of the Special 10 year fixed maturity option and withdrawals from the contract (see “How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2” in “Accessing your money”). Any transfers or withdrawals from the Special 10 year fixed maturity option will also be subject to a market value adjustment (see the FMO prospectus for more information).

If you purchased the Guaranteed principal benefit option 2, you cannot voluntarily terminate this benefit. GPB Option 2 will terminate if the contract terminates before the maturity date of the Special 10 year fixed maturity option. If the owner and the annuitant are different people and the owner dies before the maturity date of the Special 10 year fixed maturity option, we will continue GPB Option 2 only if the contract can continue through the maturity date of the Special 10 year fixed maturity option. If the contract cannot so continue, we will terminate GPB Option 2. GPB Option 2 will continue where there is a successor owner/annuitant.

For Accumulator® PlusSM contracts only:  However, the account value will be reduced by the amount of any credit attributable to any contributions made within one year of your death. If any portion of the credit must be recovered from the Special 10-year fixed maturity option, the fixed maturity amount would be affected; however, the guaranteed amount under GPB option 2 will not be affected. GPB Option 2 will terminate upon the exercise of the beneficiary continuation option.

See “Benefits available under the contract” for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a fee associated with GPB Option 2 (see “Charges and expenses”). You should note that the purchase of GPB Option 2 would not have been appropriate if you wanted to make additional contributions to your contract beyond the first six months after your contract was issued. If you later decide that you would like to make additional contributions to the Accumulator® Series contract, we may permit you to purchase another contract. If we do, however, you should note that we do not reduce or waive any of the charges on the new contract, nor do we guarantee that the features available under the contract will be available under the new contract. This means that you might end up paying more with respect to certain charges than if you had simply purchased a single contract (for example, the administrative charge).

The purchase of GPB Option 2 also would not have been appropriate if you planned on terminating your contract before the maturity date of the Special 10 year fixed maturity option. In addition, because we prohibit contributions to your contract after the first six months, certain contract benefits that are dependent upon contributions or account value will be limited (for example, the amount of your credit (for Accumulator® PlusSM contracts), the Guaranteed death benefits and Protection Plus). You should also note that if you intended to allocate a large percentage of your contributions to the guaranteed interest option or other fixed maturity options, the purchase of GPB Option 2 would not have been appropriate because of the guarantees already provided by these options. In addition, for Accumulator® PlusSM contracts, please note that GPB Option 2 protects only contributions (not including the credit), and therefore your account value would have to decline in an amount greater than the credit in order for the benefit to apply. An example of the effect of GPB Option 1 and GPB Option 2 on your annuity contract is included in Appendix “Guaranteed principal benefit example”.

Credits (for Accumulator® PlusSM contracts only)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. If you elected Principal ProtectorSM the credit amounts attributable to your contributions are not included for purposes of calculating your Guaranteed withdrawal benefit (“GWB”) (see “Principal ProtectorSM” for more information) benefit base.

The amount of the credit will be 4%, 4.5% or 5% of each contribution based on the following breakpoints and rules:

First year total contributions(1) Breakpoints	Credit percentage applied to contributions(2)
Less than $500,000	4%
$500,000-$999,999.99	4.5%
$1 million or more	5%

(1)	First year total contributions means your total contributions made in the first contract year.
(2)

If you already own an Accumulator® Plus contract, the credit percentages applied to your contributions may be higher. See Appendix “Contract variations” for the credit percentages that apply to your contract.

The percentage of the credit is based on your first year total contributions. If you purchased GPB Option 2, you may not make additional contributions after the first six months. This credit percentage is credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the

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second and later contract years. The credit is applied to an additional contribution only to the extent that the sum of that contribution and all prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date.(1) Although the credit, as adjusted at the end of the first contract year, is based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

•

Indication of intent: If you indicated in the application at the time you purchased your contract an intention to make additional contributions to meet one of the breakpoints (the “Expected First Year Contribution Amount”) and your initial contribution was at least 50% of the Expected First Year Contribution Amount, your credit percentage is as follows:

—

For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage is the percentage that applies to the Expected First Year Contribution Amount based on the table above.

—

For any subsequent contribution that results in your total contributions to date exceeding your Expected First Year Contribution Amount, such that the credit percentage should have been higher, we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

—

If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been lower, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions.

—

The “Indication of intent” approach to first year contributions is not available in all states. Please see Appendix “State contract availability and/or variations of certain features and benefits” for information on state availability.

•	No indication of intent:

—	For your initial contribution (if available in your state), we applied the credit percentage based upon the above table.

—

For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

(1)	Appendix “Contract variations” for contract variations.
(2)

The amount we return to you upon exercise of this right to cancel will not include any credit or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your contributions, any investment gain or loss in the variable investment options associated with your contributions and with the full amount of the credit.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

•	If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see “Your right to cancel within a certain number of days”)(2)

•

If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix “State contract availability and/or variations of certain features and benefits” for information on state variations.

•

If the annuitant dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit.(1) See “Guaranteed principal benefit option 1” and “Guaranteed principal benefit option 2”; “Guaranteed minimum death benefit,” “Principal ProtectorSM” and “Protection PlusSM”; and “Your beneficiary and payment of benefit”; “Successor owner and annuitant”; “Spousal protection”; and “Beneficiary continuation option” in “Benefits available under the contract”.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, the fixed maturity options in order of the earliest maturing date(s), any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the Special 10 year fixed maturity option (if applicable). A market value adjustment may apply to withdrawals from the fixed maturity options. See the FMO prospectus for more information.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. See “Charges and expenses”. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. You should have considered this possibility before you purchased the contract.

Inherited IRA beneficiary continuation contract

(For Accumulator®, Accumulator® EliteSM, and Accumulator® SelectSM contracts only )

The contract was available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than the Company. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected “original IRA”) while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner’s death. See the discussion of required minimum distributions under “Tax

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information.” See “Beneficiary continuation option for IRA and Roth IRA contracts” under “Beneficiary continuation option” in “Benefits available under the contract”. You should discuss with your tax adviser your own personal situation. The contract may not have been available in all states. Please speak with your financial professional for further information.

Depending on when you purchased your contract, the contract may not have been available. See Appendix “Contract variations’ for more information.

The inherited IRA beneficiary continuation contract could only have been purchased by a direct transfer of the beneficiary’s interest under the deceased owner’s original IRA. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries are treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, “you” refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract could have been purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner’s original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

•

If the deceased participant died on or before December 31, 2019 or you are an “eligible designated beneficiary” (as defined later in this Prospectus) electing to stretch out your payments over your life expectancy, you must receive payments at least annually (but may have elected to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner’s death and determined on a term certain basis.

•

If you are not an eligible designated beneficiary and the deceased participant died after December 31, 2019, the Inherited IRA contract is designed to allow you to withdraw money whenever you want, so long as all amounts within the contract are withdrawn within ten years of the deceased participant’s death. In this case, the Inherited IRA contract can only be purchased if you have at least 8 years remaining on the 10 year post-death payment period.

•

You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that Inherited IRA, you may qualify to take an amount from that other

Inherited IRA which would otherwise satisfy the amount required to be distributed from our Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another Inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

•

The beneficiary of the original IRA is the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a “see-through trust,” the oldest beneficiary of the trust is the annuitant.

•	An inherited IRA beneficiary continuation contract was not available for annuitants over age 70.

•

The initial contribution had to be a direct transfer from the deceased owner’s original IRA and was subject to minimum contribution amounts. See “Rules regarding contributions to your contract” in Appendix “Rules regarding contributions to your contract” for more information.

•

Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than the Company, where the deceased owner is the same as under the original IRA contract.

•	You may make transfers among the investment options.

•

You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges if applicable under your contract, will apply as described in “Charges and expenses”.

•

The Guaranteed minimum income benefit, successor owner/ annuitant feature, 12 month dollar cost averaging program (if applicable), special dollar cost averaging program (if applicable), automatic investment program, GPB Options 1 and 2, Principal ProtectorSM and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

•	If you die, we will pay to a beneficiary that you choose the greater of the annuity account value or the applicable death benefit.

•

Upon your death, your beneficiary has the following options: (1) if you were an EDB or the deceased owner (or deceased participant) died on or before December 31, 2019, your beneficiary must withdraw any remaining amount within ten years of your death; or (2) if you were not an EDB, the beneficiary must withdraw any remaining amount within 10 years of the deceased owner’s (or deceased participant’s) death. The option elected will be processed when we receive satisfactory proof of death,

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any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges (if applicable under your contract) will no longer apply. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

Your right to cancel within a certain number of days

This is provided for informational purposes only. Since the contract is no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this “free look” period may be longer. Other state variations may apply. Please contact your financial professional to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under Rollover TSA contracts) under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, and (iii) any positive or negative market value adjustments in the fixed maturity options, and, for Accumulator® and Accumulator® EliteSM contracts, (iv) any interest in the account for special dollar cost averaging through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or, if applicable, (iv) above). For any IRA contracts returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. For Accumulator® PlusSM contracts, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

•	you cancel your contract during the free look period; or

•	you change your mind before you receive your contract, whether we have received your contribution or not.

Please see “Tax information” for possible consequences of cancelling your contract.

In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA contract or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA contract or Flexible Premium Roth IRA contract and return to a Rollover IRA contract or Flexible Premium IRA contract, whichever applies. Our processing office or your financial professional can provide you with the cancellation instructions.

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2. Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

These death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Standard Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals.	Standard	No Additional Charge		• Available only at contract purchase • Age restrictions may apply • Withdrawals could significantly reduce or terminate benefit

Annual Ratchet to age 85	Locks in highest account value up to the contract date anniversary following the owner’s 85th birthday as minimum death benefit.	Optional	0.30%(1)	0.25%(1)	• Available only at contract purchase • Age restrictions apply • Withdrawals could significantly reduce or terminate benefit

6% Roll-up to age 85	Guarantees the beneficiaries will receive at least the Roll-up benefit base.	Optional	0.45%(2)		• Available only at contract purchase • Age restrictions apply • Withdrawals could significantly reduce or terminate benefit

Greater of 5% Roll-up to age 85 or Annual Ratchet to age 85	Guarantees the beneficiaries will receive at least the greater of the Roll-up benefit base and the Annual Ratchet benefit base.	Optional	0.50%(2)		• Available only at contract purchase • Age restrictions apply • Withdrawals could significantly reduce or terminate benefit

Greater of 6% Roll-up to age 85 or Annual Ratchet to age 85	Guarantees the beneficiaries will receive at least the greater of the Roll-up benefit base and the Annual Ratchet benefit base.	Optional	0.60%(2)		• Available only at contract purchase • Age restrictions apply • Withdrawals could significantly reduce or terminate benefit

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Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current

Modified death benefit	Guarantees the beneficiaries will receive account value or the Modified DB benefit base on the date of the owner’s death.	Optional	0.35%(2)	0.00%-0.35%(2)	• Available only with New GWBL • Age restrictions apply • Withdrawals could significantly reduce or terminate benefit

Protection PlusSM benefit	Guarantees the beneficiaries will receive greater of account value or any applicable death benefit increased by such death benefit less total net contributions, multiplied by a percentage depending upon age.	Optional	0.35%(1)

• Available only at contract purchase

• Age restrictions apply

• Accumulator® PlusSM credits are not available in calculation of the benefit

• Not available with Principal ProtectorSM or Protection PlusSM

(1)	Expressed as an annual percentage of account value.
(2)	Expressed as an annual percentage of the benefit base.

Living Benefit

This living benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee				Brief Description of Restrictions/Limitations
			Max		Current

Guaranteed minimum income benefit	Guarantees a minimum annuitization value to provide lifetime retirement income.	Optional	0.65%(1)

• Available only at contract purchase

• Restricted to owners of certain ages

• Excess withdrawals could significantly reduce or terminate benefit

• Not available with Guaranteed principal benefit or Principal ProtectorSM

Principal Protector benefit	Guarantees recovery of contributions through withdrawals.	Optional					• Only available at contract purchase • Restricted to owners of certain ages

5% GWB Annual withdrawal option			0.60	%(1)	0.35	%(1)

7% GWB Annual withdrawal option			0.80	%(1)	0.50	%(1)
Guaranteed principal benefit Option 2	Guarantees a minimum account value.	Optional	0.50%(2)				• Available only at contract purchase • Does not include credits under Accumulator® PlusSM • Not available with GMIB, Principal ProtectorSM or GWBL

New Guaranteed withdrawal benefit for life	Guarantees a lifetime annual withdrawal amount.	Optional	0.65%(1)				• Only available you elect the conversion from the GMIB and GMDB and accepting a modified death benefit • Excess withdrawals could significantly reduce or terminate benefit

(1)	Expressed as an annual percentage of the benefit base.
(2)	Expressed as an annual percentage of the account value.

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Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current

Rebalancing(1)(2)	Periodically rebalance to your desired asset mix.	Optional	No Charge		• Not generally available with DCA

Dollar Cost Averaging (special DCA, general DCA, and Investment Simplifier)	Transfer account value to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge		• Not generally available with Rebalancing

(1)	Allows you to rebalance your account value only among the Option I variable investment options.
(2)	Allows you to rebalance your account value only among the Option II variable investment options and the guaranteed interest option.

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Guaranteed minimum death benefit and Guaranteed minimum income benefit base

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your “benefit base”) are used to calculate the Guaranteed minimum income benefit (known as the “Living Benefit” under certain existing contracts) and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and an enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also “Guaranteed minimum income benefit option” and “Guaranteed minimum death benefit”.

Standard death benefit.  Your benefit base is equal to:

•	your initial contribution and any additional contributions to the contract; less

•

a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under “How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2” in “Accessing your money”. The amount of any withdrawal charge is described under “Withdrawal charge” in “Charges and expenses”.

6% (or 5%) Roll-Up to age 85 (used for the 6% Roll-Up to age 85 enhanced death benefit AND the Greater of the 6% (or 5%) Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit).  Your benefit base is equal to:

•	your initial contribution and any additional contributions to the contract; plus

•	daily roll-up; less

•

a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under “How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2” in “Accessing your money” and the section entitled “Charges and expenses”. The amount of any withdrawal charge is described under “Withdrawal charge” in “Charges and expenses”.

The effective annual roll-up rate credited to this benefit base is:

•

6% (or 5%) with respect to the variable investment options (other than EQ/Intermediate Government Bond and EQ/Money Market) and, for Accumulator® SelectSM contracts, monies allocated to the 12 month dollar cost averaging program, and, for Accumulator® and Accumulator® EliteSM contracts, the account for special dollar cost averaging; the effective annual rate is 4% in Washington. Please see Appendix “State contract availability and/or variations of certain features and benefits” to see what roll-up rate applies in your state or Appendix “Contract variations” for what applies to your contract; and

•

3% with respect to the EQ/Intermediate Government Bond and EQ/Money Market, the fixed maturity options, the Special 10 year fixed maturity option, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable). If you elected a guaranteed benefit that provides a 5% (or greater) roll-up, an allocation to any investment option that rolls up at 3% will effectively reduce the growth rate of your guaranteed benefit. For more information, see “Our administrative procedures for calculating your Roll-up benefit base following a transfer” in “Transferring your money among investment options”, as well as, the FMO prospectus.

The benefit base stops rolling up after the contract date anniversary following the annuitant’s 85th birthday. However, even after the 6% (or 5%) Roll-Up to age 85 benefit base stops rolling up, any associated enhanced death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base.

Please see “Our administrative procedures for calculating your Roll-Up benefit base following a transfer” for more information about how we calculate your Roll-Up benefit base when you transfer account values between investment options with a higher Roll-Up rate (4-6%) and investment options with a lower Roll-Up rate (3%).

Annual Ratchet to age 85 (used for the Annual Ratchet to age 85 enhanced death benefit AND the Greater of the 6% (or 5%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit).  If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

•	your initial contribution to the contract (plus any additional contributions),

or

•

your highest account value on any contract date anniversary up to the contract date anniversary following the annuitant’s (or older joint annuitant’s, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See “How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2” in

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“Accessing your money”. The amount of any withdrawal charge is described under “Withdrawal charge” in “Charges and expenses”. At any time after a withdrawal, your benefit base is equal to the greater of either:

•	your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

or

•

your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the annuitant’s (or older joint annuitant’s, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

Your Annual Ratchet to age 85 benefit base is no longer eligible to increase after the contract date anniversary following your 85th birthday. However, any associated enhanced death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

Greater of the 6% (or 5%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit AND the Guaranteed minimum income benefit.  Your benefit base is equal to the greater of the benefit base computed for the 6% (or 5%) Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see “Withdrawal charge” in “Charges and expenses”.

Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset.  If both the Guaranteed minimum income benefit AND the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the “Greater of enhanced death benefit”) are elected, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value as of the 5th or later contract date anniversary. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The 6% Roll-Up continues to age 85 on any reset benefit base.

We will notify you, generally in your annual statement of your contract values that we issue each year following your contract date anniversary, if the Roll-Up benefit base is eligible to be reset. If eligible, you will have 30 days from your contract date anniversary to reset your Roll-Up benefit base. Each time you reset the Roll-Up benefit base your Roll-Up benefit will not be eligible for another reset for five years. If after your death your spouse continues the contract as Successor owner/annuitant, the benefit base will be eligible to be reset either five years from the contract date or from the last reset date, if applicable. The last age at which the benefit base is eligible to be reset is annuitant age 75. After the contract date anniversary following your 75th birthday, the 6% Roll-up to age 85 and “Greater of” GMDB and its associated charge will remain in effect but the Roll-up benefit base will no longer be eligible for resets.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of reset; you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See “Exercise rules” under “Guaranteed minimum income benefit option” for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See “Charges and expenses”.

The Roll-Up benefit base for both the Greater of enhanced death benefit and the Guaranteed minimum income benefit are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

For information about whether the Guaranteed death benefit/ Guaranteed minimum income benefit roll-up benefit base reset is available under your contract, please see Appendix “Contract variations”. The availability of the Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset is also subject to state approval. Please contact see Appendix “State contract availability and/or variations of certain features and benefits” for more information about availability in your state.

Death Benefits

Guaranteed minimum death benefit

Your contract provides a standard death benefit. There is no additional charge for this benefit. If you did not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions (adjusted for any withdrawals and any withdrawal charges, and any taxes that apply). The standard death benefit was the only death benefit available for annuitants who were ages 76 to 85 at issue. The applicable issue ages may be different for certain contract owners, depending on when you purchased your contract. Please see Appendix ”Contract variations” for more information. Once your contract has been issued, you may not change or voluntarily terminate your death benefit.

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If you elected one of the enhanced death benefits, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant’s death, any required instructions for the method of payment, information and forms necessary to effect payment, OR your elected enhanced death benefit on the date of the annuitant’s death (adjusted for any subsequent withdrawals, withdrawal charges and taxes that apply) whichever provides the higher amount. If you elected the Spousal protection option, if available, the Guaranteed minimum death benefit is based on the age of the older spouse, who may or may not be the annuitant, for the life of the contract. See “Spousal protection” in ”Benefits available under the contract” for more information.

Any of the enhanced death benefits or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit. The Annual Ratchet to age 85, the 6% Roll-up to age 85 and the “Greater of” enhanced death benefits have an additional charge. There is no charge for the Standard death benefit. Although the amount of your enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect. See “Guaranteed minimum death benefit charge” in “Charges and expenses” for more information.

If your contract terminates for any reason, your Guaranteed minimum death benefit will also terminate. See “Termination of your contract” in “Determining your contract’s value” for information about the circumstances under which your contract will terminate.

For Accumulator® PlusSM contracts, if the annuitant dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death.

Optional enhanced death benefits applicable for annuitants ages 0 through 75 at issue of NQ contracts; 20 through 75 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts; 0 through 70 at issue of Inherited IRA contracts and 20 through 70 at issue of QP and Flexible Premium IRA contracts. Depending on when you purchased your contract, your available issue ages may have been older at the time you purchased your contract.

Subject to state and contract availability (please see Appendix ”State contract availability and/or variations of certain features and benefits” for state availability of these benefits and Appendix ”Contract variations” for contract variations), the following enhanced death benefits were available:

•	Annual Ratchet to age 85 (the current charge for this benefit is 0.25%)

•	6% Roll-Up to age 85 (the current charge for this benefit is 0.45%)

•	The Greater of 5% Roll-Up to age 85 or Annual Ratchet to age 85 (the current charge for this benefit is 0.50%)
•	The Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 (the current charge for this benefit is 0.65%)

These enhanced death benefits, together with the standard death benefit, comprise the Guaranteed minimum death benefits available under the contract.

Each enhanced death benefit is equal to its corresponding benefit base described in “Guaranteed minimum death benefit and Guaranteed minimum income benefit base.” Once you have made your enhanced death benefit election, you may not change it.

If you elected Principal ProtectorSM, only the standard death benefit and the Annual Ratchet to Age 85 enhanced death benefit were available.

For information about the effect of withdrawals on your Guaranteed minimum death benefit, please see ‘‘How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2’’ in ‘‘Accessing your money.”

If you are using the contract to fund a charitable remainder trust, you must take certain distribution amounts. You should consider split funding so that those distributions do not adversely impact your enhanced death benefit. See ‘‘Owner and annuitant requirements’’.

See Appendix “Enhanced death benefit example” for an example of how we calculate an enhanced minimum death benefit.

You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Guaranteed minimum death benefit. If you accepted such an offer, your Guaranteed minimum death benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Guaranteed minimum death benefit is still in effect. See “Guaranteed benefit offers” for more information.

Protection PlusSM

The following section provides information about the Protection PlusSM option, which was only available at the time you purchased your contract. The current charge for this benefit is 0.35%. If Protection PlusSM was not elected when the contract was first issued, neither the owner nor the successor owner/annuitant can add it subsequently. Protection PlusSM is an additional death benefit as described below. See the appropriate part of “Tax information” for the potential tax consequences of having purchased the Protection PlusSM feature in an NQ, IRA or Rollover TSA contract. If you purchased the Protection PlusSM feature, you may not voluntarily terminate the feature. If you elected Principal ProtectorSM, the Protection PlusSM feature is not available.

If the annuitant was 70 or younger when we issued your contract (or if the successor owner/annuitant is 70 or younger when he or she becomes the successor owner/annuitant and Protection PlusSM had been elected at issue), the death benefit will be:

the greater of:

•	the account value or

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•	any applicable death benefit

increased by:

•	such death benefit less total net contributions, multiplied by 40%.

For purposes of calculating your Protection PlusSM benefit, the following applies: (i) “Net contributions” are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the successor owner/annuitant election not been made plus any subsequent contributions) adjusted for each withdrawal that exceeds your Protection PlusSM earnings. “Net contributions” are reduced by the amount of that excess. Protection PlusSM earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator® PlusSM contracts, credit amounts are not included in “net contributions”); and (ii) “Death benefit” is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death. If you are an existing contract owner and not a new purchaser, your net contributions may be reduced on a pro rata basis to reflect withdrawals (including withdrawal charges and any TSA loans). For information about what applies to your contract, see Appendix ”Contract variations”.

For Accumulator® PlusSM contracts, for purposes of calculating the Protection PlusSM benefit, if any contributions are made in the one-year period prior to death of the annuitant, the account value will not include any credits applied in the one-year period prior to death.

If the annuitant was age 71 through 75 (this age may be higher for certain contract owners, depending on when you purchased your contract) when we issued your contract (or if the successor owner/ annuitant is between the ages of 71 and 75 when he or she becomes the successor owner/annuitant and Protection PlusSM had been elected at issue), the death benefit will be:

the greater of:

•	the account value or

•	any applicable death benefit

increased by:

•	such death benefit (as described above) less total net contributions, multiplied by 25%.

The value of the Protection PlusSM death benefit is frozen on the first contract date anniversary after the annuitant turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and the benefit after the withdrawal would be $24,000 ($40,000 – $16,000).

For an example of how the Protection PlusSM death benefit is calculated, please see Appendix ”Protection PlusSM example”.

Although the value of your Protection Plus benefit will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

If you elected Spousal protection, the Protection PlusSM benefit is based on the age of the older spouse, who may or may not be the annuitant. Upon the death of the non-annuitant spouse, the account value will be increased by the value of the Protection PlusSM benefit as of the date we receive due proof of death. Upon the death of the annuitant, the value of the Protection PlusSM benefit is either added to the death benefit payment or to the account value if Successor owner/annuitant is elected. If the surviving spouse elects to continue the contract, the benefit will be based on the age of the surviving spouse as of the date of the deceased spouse’s death for the remainder of the contract if the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. See “Spousal protection” in “Benefits available under the contract” for more information.

Ask your financial professional or see Appendix “State contract availability and/or variations of certain features and benefits” to see if this feature was available in your state.

The Protection PlusSM feature will terminate if your contract terminates for any reason. See “Termination of your contract” in “Determining your contract’s value”.

You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Protection PlusSM benefit. If you accepted such an offer, your Protection PlusSM benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Protection PlusSM benefit is still in effect. See “Guaranteed benefit offers” for more information.

Payment of Death Benefit

Your beneficiary and payment of benefit

You designated your beneficiary when you applied for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in-force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is

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owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Protection PlusSM feature, as of the date we receive satisfactory proof of the annuitant’s death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See “Effect of the annuitant’s death”. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the annuitant’s death, adjusted for any subsequent withdrawals. For Rollover TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

For Accumulator® Plus contracts, the account value used to determine the death benefit and Protection PlusSM benefit will first be reduced by the amount of any credits applied in the one-year period prior to the annuitant’s death.

Your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

Effect of the annuitant’s death

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary. No death benefit will be payable upon or after the contract’s Annuity maturity date, which will never be later than the contract date anniversary following your 95th birthday.

Generally, the death of the annuitant terminates the contract. However, a surviving spouse who is the sole primary beneficiary of the deceased owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. The Successor owner/ annuitant feature is only available under NQ and individually-owned IRA contracts (other than Inherited IRAs). See “Inherited IRA beneficiary continuation contract” in ”Purchasing the Contract”.

For NQ and all types of IRA contracts, a beneficiary may be able to have limited ownership as discussed under “Beneficiary continuation option”.

If you are the sole annuitant, your surviving spouse may have the option to:

•	take the death benefit proceeds in a lump sum;

•	continue the contract as a successor owner under “Spousal continuation” (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option; or

•	roll the death benefit proceeds over into another contract.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse’s new contract. Any death proceeds will remain invested in this contract until your spouse’s new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse’s new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse’s new contract is issued.

When an NQ contract owner dies before the annuitant

Under certain conditions the owner changes after the original owner’s death for purposes of receiving required distributions from the contract. When you are not the annuitant under an NQ contract and you die before annuity payments begin, unless you specify otherwise, the beneficiary named to receive the death benefit upon the annuitant’s death will become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time during your life by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

You should carefully consider the following if you have elected the Guaranteed minimum income benefit and you are the owner, but not the annuitant. Because the payments under the Guaranteed minimum income benefit are based on the life of the annuitant, and the federal tax law required distributions described below are based on the life of the successor owner, a successor owner who is not also the annuitant may not be able to exercise the Guaranteed minimum income benefit, if

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you die before annuity payments begin. Therefore, one year before you become eligible to exercise the Guaranteed minimum income benefit, you should consider the effect of your beneficiary designations on potential payments after your death. For more information, see “Exercise rules” under “Guaranteed minimum income benefit option” in “Benefits available under the contract”.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

•

The cash value of the contract must be fully paid to the successor owner (new owner) within five years after your death (the “5-year rule”), or in a joint ownership situation, the death of the first owner to die.

•

If Principal ProtectorSM was elected and if the “5-year rule” is elected and the successor owner dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value. The successor owner should consult with a tax adviser before choosing to use the “5-year rule.” The GWB benefit base may be adversely affected if the successor owner makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost. If you elected Principal ProtectorSM, the successor owner has the option to terminate the benefit and charge upon receipt by us of due proof of death and notice to discontinue the benefit; otherwise, the benefit and charge will automatically continue.

•

The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the successor owner’s life expectancy). Payments must begin within one year after the non-annuitant owner’s death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

•	A successor owner should consider naming a new beneficiary.

If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed under “Beneficiary continuation option”.

How death benefit payment is made

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant’s death, the beneficiary will receive the death benefit in a single sum. Payment of the death benefit in a lump sum terminates all rights and any applicable guarantees under the contract, including Guaranteed minimum income benefit, GPB Options 1 and 2, and Principal ProtectorSM. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See “Your annuity payout options” in “Accessing your money”. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.

Successor owner and annuitant

If you are both the contract owner and the annuitant, and your spouse is the sole primary beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant. The successor owner/annuitant must be 85 or younger as of the date of the non-surviving spouse’s death.

The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of your death, any required instructions and information, and forms necessary to effect the Successor owner/annuitant feature, we will increase the account value to equal your elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than your account value, plus any amount applicable under the Protection PlusSM feature, and adjusted for any subsequent withdrawals. For Accumulator® PlusSM contracts, if any contributions are made during the one-year period prior to your death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, for all contracts except Accumulator® SelectSM contracts, withdrawal charges will no longer apply to contributions made before your death, though withdrawal charges will apply if additional contributions are made. These additional contributions will be considered to be withdrawn only after all other amounts have been withdrawn. In determining whether your applicable guaranteed minimum death benefit option will continue to grow, we will use your surviving spouse’s age as of the date we receive satisfactory proof of your death, any required instructions and the information and forms necessary to effect the successor owner/ annuitant feature.

We will determine whether your applicable Guaranteed minimum death benefit option will continue as follows:

•	If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant’s death, and the original owner/annuitant was age 84 or younger at

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death, the Guaranteed minimum death benefit continues based upon the option that was elected by the original owner/annuitant and will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

•

If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant’s death, and the original owner/annuitant was age 85 or older at death, we will reinstate the Guaranteed minimum death benefit that was elected by the original owner/annuitant. The benefit will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

•	If the successor owner/annuitant is age 76 or over on the date of the original owner/annuitant’s death, the Guaranteed minimum death benefit will be frozen, which means:

∎

On the date your spouse elects to continue the contract, the value of the Guaranteed minimum death benefit will be set to equal the amount of the Guaranteed minimum death benefit base on the date of your death. If your account value is higher than the Guaranteed minimum death benefit base on the date of your death, the Guaranteed minimum death benefit base will not be increased to equal your account value.

∎	The Guaranteed minimum death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

∎	The charge for the Guaranteed minimum death benefit will be discontinued.

∎	Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the account value and the value of the Guaranteed minimum death benefit.

—

In all cases, whether the Guaranteed minimum death benefit continues or is discontinued, if your account value is lower than the Guaranteed minimum death benefit base on the date of your death, your account value will be increased to equal the Guaranteed minimum death benefit base.

If you purchased your contract prior to September 2003, different rules may apply. Please see Appendix “Contract variations” for more information.

If you elected Principal ProtectorSM, the benefit and charge will remain in effect. If the GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in “Principal ProtectorSM charge” in “Charges and expenses”, occur. The GWB benefit base will not automatically be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see “Principal ProtectorSM” in “Benefits available under the contract”.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant’s death the annuitant’s spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant’s death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For information on the operation of the successor owner/annuitant feature with the Guaranteed minimum income benefit, see “Exercise of Guaranteed minimum income benefit” under “Guaranteed minimum income benefit option” in “Benefits available under the contract”. For information on the operation of this feature with Protection PlusSM, see “Protection PlusSM” in “Guaranteed minimum death benefit” under “Benefits available under the contract”.

Spousal protection

Spousal protection option for NQ contracts only.  This feature permits spouses who are joint contract owners to increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of any Protection PlusSM benefit, if elected, upon the death of either spouse. This account value “step up” occurs even if the surviving spouse was the named annuitant. If you and your spouse jointly own the contract and one of you is the named annuitant, you had the right to elect the Spousal protection option at the time you purchased your contract at no additional charge. Both spouses must have been between the ages of 20 and 70 at the time the contract was issued and must each have been named the primary beneficiary in the event of the other’s death.

The annuitant’s age is generally used for the purpose of determining contract benefits. However, for the Annual Ratchet to age 85 and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 guaranteed minimum death benefits and the Protection PlusSM benefit, the benefit is based on the older spouse’s age. The older spouse may or may not be the annuitant. However, for purposes of the Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset option, the last age at which the benefit base may be reset is based on the annuitant’s age, not the older spouse’s age.

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If the annuitant dies prior to annuitization, the surviving spouse may elect to receive the death benefit, including the value of the Protection PlusSM benefit, or, if eligible, continue the contract as the sole owner/ annuitant by electing the successor owner/annuitant option. If the non-annuitant spouse dies prior to annuitization, the surviving spouse continues the contract automatically as the sole owner/annuitant. In either case, the contract would continue, as follows:

•

As of the date we receive due proof of the spouse’s death, the account value will be reset to equal the Guaranteed minimum death benefit as of the date of the non-surviving spouse’s death, if higher, increased by the value of the Protection PlusSM benefit. For Accumulator® PlusSM contracts, if the annuitant spouse dies, the account value will first be reduced by any credits applied in the one-year period prior to the death of either spouse.

•

The Guaranteed minimum death benefit continues to be based on the older spouse’s age for the life of the contract, even if the younger spouse is originally or becomes the sole owner/ annuitant. On the contract date anniversary following the date the older spouse would have reached age 85 (or if the older spouse was age 85 or older on the date of the older spouse’s death), the Guaranteed minimum death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals. The charge for the Guaranteed minimum death benefit will continue.

•

The Protection PlusSM benefit will now be based on the surviving spouse’s age at the date of the non-surviving spouse’s death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued even if the surviving spouse is the older spouse (upon whose age the benefit was originally based).

•

The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the successor owner/annuitant, if applicable. See “Guaranteed minimum income benefit” in “Benefits available under the contract”. If the GMIB continues, the charge for the GMIB will continue to apply.

•

If the annuitant dies first, any withdrawal charges will no longer apply to any contributions made prior to the annuitant’s death. If the non-annuitant spouse dies first, the withdrawal charge schedule, if any, remains in effect with regard to all contributions.

•

If you elected Principal ProtectorSM, the benefit and charge will remain in effect. If your GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in “Principal ProtectorSM charge” in

“Charges and expenses”, occur. The GWB benefit base will not automatically be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see “Principal ProtectorSM” in ”Benefits available under the contract”.

We will not allow Spousal protection to be added after contract issue. If there is a change in owner or primary beneficiary, the Spousal protection benefit will be terminated. If you divorce, but do not change the owner or primary beneficiary, Spousal protection continues.

Depending on when you purchased your contract, this feature may not be available to you. See Appendix “Contract variations” for more information about your contract.

Beneficiary continuation option

This feature permits a designated individual, on the contract owner’s death, to maintain a contract with the deceased contract owner’s name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Depending on the beneficiary, this option may be restricted or may no longer be available for deaths after December 31, 2019, due to legislation enacted at the end of 2019. Please speak with your financial professional or see Appendix ”State contract availability and/or variations of certain features and benefits” for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

Beneficiary continuation option for traditional IRA and Roth IRA contracts only.  The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit, if such death benefit is greater than such account value, plus any amount applicable under the Protection PlusSM feature, adjusted for any subsequent withdrawals. For Accumulator® PlusSM contracts, if you die during the one-year period following our receipt of a contribution, the account value will first be reduced by any credits applied to such contribution.

After legislation enacted at the end of 2019, for deaths after December 31, 2019, only specified individuals who are “eligible designated beneficiaries” or “EDBs” may stretch post-death payments over the beneficiary’s life expectancy.

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See “required minimum distributions after your death” under “Tax Information.” Individual beneficiaries who do not have EDB status (including beneficiaries named by the original beneficiary to receive any remaining interest after the death of the original beneficiary) must take out any remaining interest in the IRA or plan within 10 years of the applicable death. Trusts for individuals which would be considered as “see-through” trusts under the rules prior to January 1, 2020 no longer qualify to elect the beneficiary continuation option, except under narrowly defined circumstances.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

•	The contract continues with your name on it for the benefit of your beneficiary.

•	This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

•

If there is more than one beneficiary, each beneficiary’s share will be separately accounted for. It will be distributed over the beneficiary’s own life expectancy, if payments over life expectancy are chosen.

•	The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

•	The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

•

If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GPB Option 2 or Principal ProtectorSM (in certain circumstances) under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect. See below for certain circumstances where Principal ProtectorSM may continue to apply.

•	The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

•	Any partial withdrawal must be at least $300.

•	Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

•

Upon the death of your beneficiary, the following distribution rules will apply to the subsequent beneficiary named by your beneficiary: (1) if your beneficiary is an EDB or you died on or before December 31, 2019, the subsequent beneficiary must withdraw any remaining amount within ten years of your beneficiary’s death; or (2) if your beneficiary is not an EDB, the subsequent beneficiary must withdraw any remaining amount within 10 years of your death.

•	If you had elected Principal ProtectorSM, your eligible spousal beneficiary may not continue Principal

ProtectorSM, and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal ProtectorSM should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that your spouse must be the sole primary beneficiary. Please see “Successor owner and annuitant” in “How death benefit payment is made” under “Benefits available under the contract” for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal ProtectorSM and non-spousal beneficiaries may continue with Principal ProtectorSM. In this case, the spouse’s portion of the GWB benefit base will terminate without value.

•	If you had elected Principal ProtectorSM, your non-spousal beneficiary may continue the benefit, as follows:

—	The beneficiary was 75 or younger on the original contract date.

—	The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

—

One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal ProtectorSM is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. For Accumulator® PlusSM contracts, if you die during the one-year period following our receipt of a contribution to which a credit was applied, the account value will first be reduced by any credits applied to such contribution before comparison with the GWB benefit base for purposes of any GWB benefit base step up. If the beneficiary chooses not to reinstate the Principal ProtectorSM at the time the Beneficiary continuation option is elected, Principal ProtectorSM will terminate.

—	If there are multiple beneficiaries each beneficiary’s interest in the GWB benefit base will be separately accounted for.

—	As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue Principal ProtectorSM even if the account value is less than $5,000.

—

If scheduled payments are elected, the beneficiary’s scheduled payments will be calculated, using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless

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that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

—

If the “5-year rule” is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

—

Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect the scheduled payments.

Beneficiary continuation option for NQ contracts only.  This feature, also known as the Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. If the owner and annuitant are different and the owner dies before the annuitant, for purposes of this discussion, “beneficiary” refers to the successor owner. For a discussion of successor owner, see “When an NQ contract owner dies before the annuitant”. This feature must be elected within 9 months following the date of your death and before any inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary’s life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as “scheduled payments.” The beneficiary may choose the “5-year rule” instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and the annuitant are the same person):

•	This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

•	The contract continues with your name on it for the benefit of your beneficiary.

•

If there is more than one beneficiary, each beneficiary’s share will be separately accounted for. It will be distributed over the respective beneficiary’s own life expectancy, if scheduled payments are chosen.

•	The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

•	The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

•

If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GPB Option 2 or Principal ProtectorSM (in certain circumstances) under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect. See below for certain circumstances where Principal ProtectorSM may continue to apply.

•

If the beneficiary chooses the “5-year rule,” withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

•	Any partial withdrawals must be at least $300.

•	Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary’s death.

•

Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

•

If you had elected Principal ProtectorSM, your spousal beneficiary may not continue Principal ProtectorSM, and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal ProtectorSM should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that you must be the owner and annuitant and your spouse must be the sole primary beneficiary. Please see “Successor owner and annuitant” in “How death benefit payment is made” under “Benefits available under the contract” for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal ProtectorSM and non-spousal beneficiaries may continue with Principal ProtectorSM. In this case, the spouse’s portion of the GWB benefit base will terminate without value.

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•

If the non-spousal beneficiary chooses scheduled payments under “Withdrawal Option 1,” as discussed in this section, Principal ProtectorSM may not be continued and will automatically terminate without value even if the GWB benefit base is greater than zero.

•	If you had elected Principal ProtectorSM, your non-spousal beneficiary may continue the benefit, as follows:

—	The beneficiary was 75 or younger on the original contract date.

—	The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

—

One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal ProtectorSM is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. For Accumulator® Plus contracts, if you die during the one-year period following our receipt of a contribution to which a credit was applied, the account value will first be reduced by any credits applied to such contribution before comparison with the GWB benefit base for purposes of any GWB benefit base step up. If the beneficiary chooses not to reinstate the Principal ProtectorSM at the time the Beneficiary continuation option is elected, Principal ProtectorSM will terminate.

—	If there are multiple beneficiaries, each beneficiary’s interest in the GWB benefit base will be separately accounted for.

—	As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue Principal ProtectorSM even if the account value is less than $5,000.

—

If scheduled payments under “Withdrawal Option 2” is elected, the beneficiary’s scheduled payments will be calculated using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

—

If the “5-year rule” is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

—	Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect scheduled payments under “Withdrawal Option 2” rather than the “5-year rule.” If the beneficiary elects the “5-year rule,” there is no exception.

If you are both the owner and annuitant:

•

As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the annuity account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Protection PlusSM feature, adjusted for any subsequent withdrawals. For Accumulator® Plus contracts, if you die during the one-year period following our receipt of a contribution, the account value will first be reduced by any credits applied to such contribution.

•	No withdrawal charges, if any, will apply to any withdrawals by the beneficiary.

If the owner and annuitant are not the same person:

•	If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

•	The annuity account value will not be reset to the death benefit amount.

•

The contract’s withdrawal charge schedule, if any, will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract’s free corridor amount will continue to apply to withdrawals but does not apply to surrenders.

•

We do not impose a withdrawal charge (if applicable) on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free corridor amount. See the “Withdrawal charges” in “Charges and expenses”.

If a contract is jointly owned:

•	The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

•	If the deceased joint owner was also the annuitant, see “If you are both the owner and annuitant”.

•	If the deceased joint owner was not the annuitant, see “If the owner and annuitant are not the same person”.

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Living Benefits

Guaranteed minimum income benefit option(1)

(Depending on when you purchased your contract, this benefit may be called the “Living Benefit.” See Appendix “Contract variations” for more information.)

The Guaranteed minimum income benefit was available if the annuitant was age 20 through 75 at the time the contract was issued. There is an additional charge for the Guaranteed minimum income benefit. The current charge for this benefit is 0.65% which is described under “Guaranteed minimum income benefit charge” in “Charges and expenses”. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.

This feature is not available if you elected a GPB option or Principal ProtectorSM or if you purchased the contract as an Inherited IRA. Depending on when you purchased your contract, the Guaranteed minimum income benefit rider may have been available with Principal assurance.

If you purchased the contract to fund a charitable remainder trust, you must take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See ‘‘Owner and annuitant requirements’’. If the annuitant was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised. If the owner and annuitant are different in an NQ contract, there may be circumstances where the benefit may not be exercisable after an owner’s death.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option. Depending on when you purchased your contract, your options may be different. See Appendix “Contract variations” for more information. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. This benefit provides a minimum guarantee that may never come into effect.

(1)

Depending on when you purchased your contract, this benefit may be called the “Living Benefit.” Accordingly, if applicable, all references to the Guaranteed minimum income benefit in this Prospectus and any related registration statement documents are references to the Living Benefit.

The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the annuitant’s age as follows:

Level payments
Annuitant’s age at exercise	Period certain years
	IRAs	NQ

75 and younger	10	10

76	9	10

77	8	10

78	7	10

79	7	10

80	7	10

81	7	9

82	7	8

83	7	7

84	6	6

85	5	5

We may also make other forms of payout options available. For a description of payout options, see “Your annuity payout options” in “Accessing your money”.

The Guaranteed minimum income benefit should be regarded as a safety net only. It provides income protection if you elect an income payout while the annuitant is alive.

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base less, any applicable withdrawal charge remaining, to GMIB guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors or base contract guaranteed annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

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When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see “Exercise of Guaranteed minimum income benefit”.

The Guaranteed minimum income benefit provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GMIB annuity purchase factors. Annuity purchase factors are the factors applied to determine your periodic payments under the GMIB and base contract annuity payout options. GMIB annuity purchase factors are based on the owner’s (and any younger joint owner’s) age, frequency of payment, are the same regardless of gender, and are generally more conservative than the base contract annuity purchase factors. Base contract annuity payout options are discussed under “Your annuity payout options” in “Accessing your money” later in this Prospectus. Base contract annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner’s (and any joint owner’s) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options than those specified in your contract.

Guaranteed minimum income benefit “no lapse guarantee”.   Subject to state availability, in general, if your account value falls to zero, (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base as of the beginning of the contract year), the Guaranteed minimum income benefit will be exercised automatically, based on the annuitant’s current age and benefit base, as follows:

•

You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including the Guaranteed minimum death benefit, any other guaranteed benefits and any account or cash values) will terminate.

•	You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

•	If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

•	If your aggregate withdrawals during any contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

•	On the contract date anniversary following the annuitant’s 85th birthday.

If the no lapse guarantee is no longer in effect and your account value subsequently falls to zero, your contract will terminate without value, and you will lose the Guaranteed minimum income benefit.

For information about whether the Guaranteed minimum income benefit no lapse guarantee is available under your contract, please see Appendix “Contract variations”. The availability of the Guaranteed minimum income benefit no lapse guarantee is dependent on when, and in what state, you purchased your contract. Please see Appendices “State contract availability and/or variations of certain features and benefits” and “Contract variations”.

Illustrations of Guaranteed minimum income benefit.   Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option, the fixed maturity options (including the Special 10 year fixed maturity option, if available) or the loan reserve account under Rollover TSA contracts.

Contract date anniversary at exercise	Guaranteed minimum income benefit — annual income payable for life
10	$11,891
15	$18,597

Exercise of Guaranteed minimum income benefit.  On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice with your annual statement. The annual statement will illustrate how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit.

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We deduct guaranteed benefit and annual administrative charges from your account value on your contract date anniversary, and you can only exercise the Guaranteed minimum income benefit, if eligible, during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay fees on your next contract date anniversary, your contract will terminate and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee, if available under your contract, is still in effect. See “Effect of your account value falling to zero” in “Determining your contract’s value”.

You must return your contract to us along with all required information within 30 days following your contract date anniversary in order to exercise this benefit. Upon exercising the GMIB, any Guaranteed minimum death benefit you elected will terminate without value. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payment contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See “Accessing your money” under “Withdrawing your account value”. Payments end with the last payment before the annuitant’s (or joint annuitant’s, if applicable) death, or if later, the end of the period certain (where the payout option chosen includes a period certain).

Exercise rules.  You will be eligible to exercise the Guaranteed minimum income benefit during your life and the annuitant’s life, as follows:

•

If the annuitant was at least age 20 and not older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

•

If the annuitant was at least age 45 and not older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

•

If the annuitant was at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

•	To exercise the Guaranteed minimum income benefit:

—	We must receive your notification in writing within 30 days following any contract date anniversary on which you are eligible; and

—

Your account value must be greater than zero on the exercise date. See “Effect of your account value falling to zero” in “Determining your contract’s value” for more information about the impact of insufficient account value on your ability to exercise the Guaranteed minimum income benefit.

Please note:

(i)	the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant’s 85th birthday;

(ii)

if the annuitant was age 75 when the contract was issued or the Roll-Up benefit base was reset, if applicable, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant’s attainment of age 85.

(iii)

for Accumulator®, Accumulator® EliteSM, and Accumulator® PlusSM QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan’s trustee changes the ownership of the contract to the participant. This effects a rollover of the QP contract into an Accumulator® Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee (if available), a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iv)

for Accumulator® Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a roll-over of the TSA contract to an Accumulator® Series Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;(1)

(v)

if you reset the Roll-Up benefit base (if available and as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vi)

a successor owner/annuitant may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original annuitant could have exercised the benefit. In addition, the successor owner/annuitant must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. Both the original owner/annuitant and the successor owner/annuitant must have been under age 85 at the time of the original owner/annuitant ‘s death in order for the Guaranteed minimum income benefit to continue. The original contract issue date will continue to

(1)

For Accumulator® SelectSM contracts, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee.

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apply for purposes of the exercise rules. If Spousal Protection is available under your contract and is elected, and the spouse who is the annuitant dies, the above rules apply if the contract is continued by the surviving spouse as the successor owner annuitant; and

(vii)	if you are the owner but not the annuitant and you die prior to exercise, then the following applies:

•

A successor owner who is not the annuitant may not be able to exercise the Guaranteed minimum income benefit without causing a tax problem. You should consider naming the annuitant as successor owner, or if you do not name a successor owner, as the sole primary beneficiary. You should carefully review your successor owner and/or beneficiary designations at least one year prior to the first contract date anniversary on which you could exercise the benefit.

•

If the successor owner is the annuitant, the Guaranteed minimum income benefit continues only if the benefit could be exercised under the rules described above on a contract date anniversary that is within one year following the owner’s death. This would be the only opportunity for the successor owner to exercise. If the Guaranteed minimum income benefit cannot be exercised within this timeframe, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

•

If you designate your surviving spouse as successor owner, the Guaranteed minimum income benefit continues and your surviving spouse may exercise the benefit according to the rules described above, even if your spouse is not the annuitant and even if the benefit is exercised more than one year after your death. If your surviving spouse dies prior to exercise, the rule described in the previous bullet applies.

•

A successor owner or beneficiary that is a trust or other non-natural person may not exercise the benefit; in this case, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

(viii)

if the contract is jointly owned and not an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner’s age; and

(ix)

if the contract is an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, but only if the joint annuitant is your spouse or (b) as a single life benefit paid on the basis of the annuitant’s age.

See “When an NQ contract owner dies before the annuitant” under “Payment of death benefit” for more information.

If your account value is insufficient to pay applicable charges when due, your contract will terminate, which could cause you to lose your Guaranteed minimum income benefit. For more information, please see ‘‘Effect of your account value falling to zero’’ in ‘‘Determining your contract’s value” and the section entitled ‘‘Charges and expenses’’.

For information about the impact of withdrawals on the Guaranteed minimum income benefit and any other guaranteed benefits you may have elected, please see ‘‘How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits’’ in ‘‘Accessing your money.”

Please see both “Effect of your account value falling to zero” in “Determining your contract value” and “How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2” in “Accessing your money” and the section entitled “Charges and expenses” for more information on these guaranteed benefits.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See “Guaranteed benefit offers” for more information. If you accepted an offer to convert your Guaranteed minimum income benefit into the New Guaranteed withdrawal benefit for life (New GWBL), see Appendix “State contract availability and/or variations of certain features and benefits” for more information about the New GWBL and the Modified Death Benefit.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

Principal ProtectorSM

The following section provides information about the Principal ProtectorSM option, which was only available at the time you purchased your contract. The current charge for this benefit is 0.35% for the 5% GWB and 0.60% for the 7% GWB. If Principal ProtectorSM was not elected when the contract was first issued, neither the owner nor the successor owner/annuitant can add it subsequently.

As described below, Principal ProtectorSM provides for recovery of your total contributions through withdrawals, even if your account value falls to zero, provided that during each contract year, your total withdrawals do not exceed your GWB Annual withdrawal amount. Principal ProtectorSM is not an automated withdrawal program. You may request a withdrawal through any of our available withdrawal methods. See “Withdrawing your account value” in “Accessing your money”. All withdrawals reduce your account value and the guaranteed minimum death benefit.

Principal ProtectorSM could be elected at contract issue, for an additional charge, if the annuitant was age 0 through 85 for NQ contracts or age 20 through 75 for all IRA contracts. Please see “Principal ProtectorSM charge” in “Charges and expenses” for a description of the charge and when it applies. If you elected this benefit, you cannot terminate it.

Depending on when you purchased your contract, this feature may not be available. See Appendix “Contract variations” for more information.

If you die, and your beneficiary elects the Beneficiary continuation option, if available, your beneficiary may continue Principal ProtectorSM provided that the beneficiary was 75 or

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younger on the original contract date. If the beneficiary was older, Principal ProtectorSM will terminate without value even if the GWB benefit base is greater than zero. In the case of multiple beneficiaries, any beneficiary older than 75 may not continue Principal ProtectorSM and that beneficiary’s portion of the GWB benefit base will terminate without value, even if it was greater than zero. The ability to continue Principal ProtectorSM under the Beneficiary continuation option is subject to state availability. If it was approved in your state, it was added to your contract if you had already elected GWB. See “Beneficiary continuation option” under “Benefits available under the contract” for more information on continuing Principal ProtectorSM under the Beneficiary continuation option.

If you purchased the contract as a TSA or QP or Inherited IRA, Principal ProtectorSM was not available. This benefit was also not available if you elected the Guaranteed minimum income benefit, the Greater of 6% Roll-Up to age 85 and Annual Ratchet to Age 85 enhanced death benefit, Protection PlusSM, or GPB Option 1 or GPB Option 2 (or, for Accumulator® and Accumulator® EliteSM contracts, the special dollar cost averaging program). For more information, please see Appendix ”Contract variations”.

Withdrawals in excess of your GWB Annual withdrawal amount significantly reduce or eliminate the value of the benefit. See “Effect of GWB Excess withdrawals”. For traditional IRAs, the Principal ProtectorSM makes provision for you to take lifetime required minimum distributions (“RMDs”) without losing the value of the Principal ProtectorSM guarantee, provided you comply with the conditions under “Lifetime required minimum distribution withdrawals” in “Accessing your money” later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, including utilization of our Automatic RMD service, this benefit may have limited usefulness for you. Please consult your tax adviser.

Your GWB benefit base

At issue, your GWB benefit base is equal to your initial contribution and will increase or decrease, as follows:

•	Your GWB benefit base increases by the dollar amount of any additional contributions.

•	Your GWB benefit base decreases by the dollar amount of withdrawals.

•	Your GWB benefit base may be further decreased if a withdrawal is taken in excess of your GWB Annual withdrawal amount.

•	Your GWB benefit base may also be increased under the Optional step up provision.

•	Your GWB benefit base may also be increased under the one time step up applicable with the Beneficiary continuation option.

Each of these events is described in detail below. Once your GWB benefit base is depleted, you may continue to make withdrawals from your account value, but they are not guaranteed under Principal ProtectorSM.

For Accumulator® PlusSM contracts, credit amounts attributable to your contributions are not included for purposes of calculating your GWB benefit base.

Your GWB Annual withdrawal amount

Your GWB Annual withdrawal amount is equal to either 5% or 7% (“Applicable percentage”), as applicable, of your initial GWB benefit base, and is the maximum amount that you can withdraw each year without making a GWB Excess withdrawal, as described below. When you purchased your contract, you chose between two available GWB Annual withdrawal options:

•	7% GWB Annual withdrawal option

•	5% GWB Annual withdrawal option

The GWB Annual withdrawal amount may decrease as a result of a GWB Excess withdrawal and may increase as a result of an Automatic reset, additional contributions or a “step up” of the GWB benefit base; each of these transactions are discussed below in detail. Once you elect a GWB Annual withdrawal option, it cannot be changed.

Your GWB Annual withdrawal amounts are not cumulative. If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the GWB Annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See “Withdrawal charge” in “Charges and expenses”.

Effect of GWB Excess withdrawals

A GWB Excess withdrawal is caused when you withdraw more than your GWB Annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your GWB Annual withdrawal amount, the entire amount of the withdrawal and each subsequent withdrawal in that contract year are GWB Excess withdrawals.

A GWB Excess withdrawal can cause a significant reduction in both your GWB benefit base and your GWB Annual withdrawal amount. If you make a GWB Excess withdrawal, we will recalculate your GWB benefit base and the GWB Annual withdrawal amount. As of the date of the GWB Excess withdrawal, the GWB benefit base is first reduced by the dollar amount of the withdrawal (including any applicable withdrawal charge), and the reduced GWB benefit base and the GWB Annual withdrawal amount are then further adjusted, as follows:

•	If the account value after the deduction of the withdrawal is less than the GWB benefit base, then the GWB benefit base is reset equal to the account value.

•	If the account value after the deduction of the withdrawal is greater than or equal to the GWB benefit base, then the GWB benefit base is not adjusted further.

•	The GWB Annual withdrawal amount equals the lesser of: (i) the Applicable percentage of the adjusted GWB benefit base and (ii) the GWB Annual withdrawal amount prior to the GWB Excess withdrawal.

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Withdrawals in excess of your GWB Annual withdrawal amount significantly reduce or eliminate the value of Principal ProtectorSM. If your account value is less than your GWB benefit base (due, for example, to negative market performance), a GWB Excess withdrawal, even one that is only slightly more than your GWB Annual withdrawal amount, can significantly reduce your GWB benefit base and the GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume in contract year four that your account value is $80,000, you have not made any prior withdrawals, and you request an $8,000 withdrawal. Your $100,000 benefit base is first reduced by $8,000 to now equal $92,000. Your GWB benefit base is then further reduced to equal the new account value: $72,000 ($80,000 minus $8,000). In addition, your GWB Annual withdrawal amount is reduced to $5,040 (7% of $72,000), instead of the original $7,000.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal exceeding the Guaranteed annual withdrawal amount, assuming the Guaranteed annual withdrawal amount is greater than the 10% free withdrawal amount. See “Withdrawal charge” in “Charges and expenses”. Using the example above, if the $8,000 withdrawal is a withdrawal of contributions subject to the withdrawal charge, the withdrawal charge would apply to the $3,000 (the amount of the withdrawal charge above the Guaranteed annual withdrawal amount of $5,000). See “Certain withdrawals” in “Charges and expenses”.

You should further note that a GWB Excess withdrawal that reduces your account value to zero eliminates any remaining value in your GWB benefit base. See “Effect of your account value falling to zero” in “Determining your contract value”.

In general, if you purchase the contract as a traditional IRA and participate in our Automatic RMD service, and you do not take any other withdrawals, an automatic withdrawal under that program will not cause a GWB Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. For more information, see “Lifetime required minimum distribution withdrawals” in “Accessing your money”.

If you die, and your beneficiary continues Principal ProtectorSM under the Beneficiary continuation option, and chooses scheduled payments, such payments will not cause a GWB Excess withdrawal, provided no additional withdrawals are taken. If your beneficiary chooses the “5-year rule” instead of scheduled payments, this waiver does not apply and a GWB Excess withdrawal may occur if withdrawals exceed the GWB Annual withdrawal amounts.

Effect of Automatic reset

If you take no withdrawals in the first five contract years, the Applicable percentage to determine your GWB Annual withdrawal amount will be automatically reset at no additional charge. The Applicable percentage under the 7% GWB Annual withdrawal option will be increased to 10%, and the Applicable percentage under the 5% GWB Annual withdrawal option will be increased to 7%. The Applicable percentage is automatically reset on your fifth contract date anniversary, and your GWB Annual withdrawal amount will be recalculated.

If you die before the fifth contract date anniversary, and your beneficiary continues Principal ProtectorSM under the Beneficiary continuation option, if available, the Automatic reset will apply on the fifth contract date anniversary if you have not taken any withdrawals and: (1) your beneficiary chooses scheduled payments and payments have not yet started; or, (2) if your beneficiary chooses the “5-year rule” option and has not taken withdrawals. See “Beneficiary continuation option” in ”Benefits available under the contract”.

Effect of additional contributions

Anytime you make an additional contribution, we will recalculate your GWB benefit base and your GWB Annual withdrawal amount. Your GWB benefit base will be increased by the amount of the contribution (for Accumulator® PlusSM contracts, credit amounts are not included) and your GWB Annual withdrawal amount will be equal to the greater of (i) the Applicable percentage of the new GWB benefit base, or (ii) the GWB Annual withdrawal amount in effect immediately prior to the additional contribution.

If you die, and your beneficiary continues Principal ProtectorSM under the Beneficiary continuation option, no additional contributions will be permitted.

Optional step up provision

Except as stated below, any time after the fifth contract date anniversary, you may request a step up in the GWB benefit base to equal your account value. If your GWB benefit base is higher than the account value as of the date we receive your step up request, no step up will be made. If a step up is made, we may increase the charge for the benefit. For a description of the charge increase, see “Principal ProtectorSM charge” in “Charges and expenses”. Once you elect to step up the GWB benefit base, you may not do so again for five complete contract years from the next contract date anniversary. Under both the Spousal protection and the successor owner annuitant features, upon the first death, the surviving spouse must wait five complete contract years from the last step up or from contract issue, whichever is later, to be eligible for a step up.

As of the date of your GWB benefit base step up, your GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and (ii) your GWB Applicable percentage applied to your stepped up GWB benefit base.

It is important to note that a step up in your GWB benefit base may not increase your GWB Annual withdrawal amount. In that situation, the effect of the step up is only to increase your GWB benefit base and support future withdrawals. We will process your step up request even if it does not increase your GWB

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Annual withdrawal amount, and we will increase the Principal ProtectorSM charge, if applicable. In addition, you will not be eligible to request another step up for five complete contract years. After processing your request, we will send you a confirmation showing the amount of your GWB benefit base and your GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume you take withdrawals of $7,000 in each of the first five contract years, reducing the GWB benefit base to $65,000. After five contract years, further assume that your account value is $92,000, and you elect to step up the GWB benefit base from $65,000 to $92,000. The GWB Annual withdrawal amount is recalculated to equal the greater of 7% of the new GWB benefit base, which is $6,440 (7% of $92,000), or the current GWB Annual withdrawal amount, $7,000. Therefore, following the step up, even though your GWB benefit base has increased, your GWB Annual withdrawal amount does not increase and remains $7,000.

The Optional step up provision is not available once your beneficiary continues Principal ProtectorSM under the Beneficiary continuation option. However, if you die, and your beneficiary continues Principal ProtectorSM under the Beneficiary continuation option, the GWB benefit base will be stepped up to equal the account value, if higher as of the transaction date that we receive the Beneficiary continuation option election. For Accumulator® PlusSM contracts, the account value will be reduced by any credits applied to contributions made within one year prior to your death before the comparison with the GWB benefit base, for purposes of the GWB benefit base step up. As of the date of the GWB benefit base step up (if applicable) your beneficiary’s GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and (ii) your GWB Applicable percentage applied to the stepped up GWB benefit base. This is a onetime step up at no additional charge.

Other important considerations

•	Principal ProtectorSM protects your principal only through withdrawals. Your account value may be less than your total contributions.

•	You can take withdrawals under your contract without purchasing Principal ProtectorSM. In other words, you do not need this benefit to make withdrawals.

•

Amounts withdrawn in excess of your GWB Annual withdrawal amount may be subject to a withdrawal charge, if applicable, as described in “Charges and expenses”. In addition, all withdrawals count toward your free withdrawal amount for that contract year.

•	Withdrawals made under Principal ProtectorSM will be treated, for tax purposes, in the same way as other withdrawals under your contract.
•

All withdrawals are subject to all of the terms and conditions of the contract. Principal ProtectorSM does not change the effect of withdrawals on your account value or guaranteed minimum death benefit; both are reduced by withdrawals whether or not you elect Principal ProtectorSM. See “How withdrawals are taken from your account value” and “How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2” in “Accessing your money”.

•	If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.

•

GWB Excess withdrawals can significantly reduce or completely eliminate the value of this benefit. See “Effect of GWB Excess withdrawals” and “Withdrawing your account value” in “Accessing your money”.

•

If you surrender your contract to receive its cash value, all benefits under the contract will terminate, including Principal ProtectorSM if your cash value is greater than your GWB Annual withdrawal amount. Therefore, when surrendering your contract, you should seriously consider the impact on Principal ProtectorSM when you have a GWB benefit base that is greater than zero.

•

If you die and your beneficiary elects the Beneficiary continuation option, then your beneficiary should consult with a tax adviser before choosing to use the “5-year rule.” The “5-year rule” is described in “Benefits available under the contract” under “Beneficiary continuation option”. The GWB benefit base may be adversely affected if the beneficiary makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See “Guaranteed benefit offers” for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

Guaranteed benefit offers

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made offers to groups of contract owners that provided for an increase in account value in return for terminating their guaranteed death or income benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on

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certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

If you accepted an offer to convert your Guaranteed minimum income benefit into the New Guaranteed withdrawal benefit for life (New GWBL), see Appendix ”New Guaranteed withdrawal Benefit for Life” for more information about the New GWBL and the Modified Death Benefit.

Guaranteed Benefit Lump Sum Payment Option

The Guaranteed Benefit Lump Sum Payment option is currently available under limited circumstances. It is available to you if you elected a Guaranteed minimum income benefit (“GMIB”), and the no-lapse guarantee is in effect and your account value falls to zero, either due to a withdrawal that is not an Excess withdrawal or due to a deduction of charges.

We reserve the right to terminate the availability of this option at any time. This option is not available under Rollover TSA contracts.

If your account value falls to zero, as described above, 1-2 business days thereafter we will send you a letter which will describe the options available to you, including the Guaranteed Benefit Lump Sum Payment option to make your election. In addition, the letter will include the following information:

1.	The Guaranteed Benefit Lump Sum offer is optional;

2.	If no action is taken, you will receive the stream of payments as promised under your contract;

3.	The amount and frequency of the stream of payments based on a single life annuity payout;

4.	The amount you would receive if you elect the Guaranteed Benefit Lump Sum offer;

5.	That the amount of the Guaranteed Benefit Lump Sum offer is less than the present value of the stream of payments;

6.	A description of the factors you should consider before accepting the Guaranteed Benefit Lump Sum offer;
7.	The reason we are making the Guaranteed Benefit Lump Sum offer; and

8.	That you may elect to receive a reduced series of income payments based on joint lives and can contact the customer services group to obtain the amount of a joint life annuity.

You will have no less than 30 days from the day your account value falls to zero to elect an option. If you elect the Guaranteed Benefit Lump Sum Payment option, you will receive the lump sum amount in a single payment.

If you elect the Guaranteed Benefit Lump Sum Payment, your contract and optional benefits will terminate, including any guaranteed minimum death benefit. If you do not make an election, we will automatically exercise your GMIB by issuing a supplementary annuity contract using the default option described in your contract.

We will determine the Guaranteed Benefit Lump Sum Payment amount as of the day your account value fell to zero. The amount of a Guaranteed Benefit Lump Sum Payment will vary based on the factors described below.

We first determine the contract reserves attributable to your contract using standard actuarial calculations, which is a conservative measurement of present value. In general, the contract reserve is the present value of future benefit payments. In determining your contract reserve, we take into account the following factors:

•	The owner/annuitant’s life expectancy (based on gender and age);

•	The current annual payment for the GMIB in the form of a single life annuity, adjusted for any outstanding withdrawal charge; and

•	The interest rate at the time your account value fell to zero.

The Guaranteed Benefit Lump Sum Payment is calculated based on a percentage of the contract reserve based on certain factors including, but not limited to, the current interest rate environment and GMIB utilization rates we will use the percentage that is in effect at the time of your election. The percentage will range from 50% to 90% of the contract reserve. If your account value falls to zero, as described above, we will notify you then of the current percentage when we send you the letter describing the options available to you. Your payment will be reduced, as applicable, by any annual payments made since your account value fell to zero. For information on how the Guaranteed Benefit Lump Sum Payment option works under certain hypothetical circumstances, please see Appendix “Guaranteed benefit lump sum payment option hypothetical illustration”.

In the event your account falls to zero, as described above, you should evaluate this payment option carefully. If you elect the Guaranteed Benefit Lump Sum Payment option, you would no longer have the ability to receive periodic cash payments over your lifetime under the GMIB. When you purchased your contract you made a

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determination that the lifetime income stream available under the GMIB was important to you based on your personal circumstances. When considering this payment option, you should consider whether you still need the benefits of an ongoing lifetime income stream, given your personal and financial circumstances.

In addition, you should consider the following factors:

•	Whether, given your state of health, you believe you are likely to live to enjoy the future income benefits provided by the GMIB; and

•

Whether a lump sum payment (which may be up to 50% less than the present value of the future stream of payments) is more important to you than a future stream of payments. See Hypothetical Illustrations in Appendix “Guaranteed benefit lump sum payment option hypothetical illustration”.

•	Whether there are differences in tax consequences for taking a lump sum as opposed to receiving annuity payments.

In considering the factors above, and any other factors you believe are relevant, you may wish to consult with your financial professional or other advisor.

We believe that offering this payment option could be mutually beneficial to both us and to contract owners whose financial circumstances may have changed since they purchased the contract. If you elect the Guaranteed Benefit Lump Sum Payment option, you would immediately receive a lump sum payment rather than a stream of future payments over your lifetime. We would gain a financial benefit because we anticipate that providing a lump sum payment to you will be less costly to us than paying you periodic cash payments during your lifetime. The lump sum payment option may not be beneficial for everyone.

If you elect the Guaranteed Benefit Lump Sum Payment option it will be treated as a surrender of the contract and may be taxable and subject to tax penalties. For information on tax consequences, please see the section entitled “Tax information”.

This payment option may not be available in all states. We may, in the future, suspend or terminate this payment option, or offer this payment option on more or less favorable terms upon advance notice to you. In addition, depending on when you purchased your contract, this option may not be available. See Appendix ”Contract variations” for contract variations.

Other Benefits

Dollar cost averaging

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit’s value is low and fewer units if the unit’s value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option.

Units measure your value in each variable investment option.

(This section only applies to Accumulator® and Accumulator® EliteSM contracts)

Special dollar cost averaging program.  The special dollar cost averaging program is only available to Accumulator® and Accumulator® EliteSM contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as ‘‘enhanced rate dollar cost averaging.’’ If you elect Principal ProtectorSM, you may not participate in the special dollar cost averaging program.

You may have your account value transferred to any of the variable investment options available under your contract. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator® Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator® Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by the Company for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

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Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

(This section only applies to Accumulator® SelectSM contracts)

12 month dollar cost averaging program.  You may dollar cost average from the EQ/Money Market option into any of the other variable investment options. You may elect to participate in the 12 month dollar cost averaging program at any time subject to the age limitation on contributions described in this Prospectus. Contributions into the account for 12 month dollar cost averaging may not be transfers from other investment options. You must allocate your entire initial contribution into the EQ/Money Market option if you are selecting the 12 month dollar cost averaging program at application to purchase an Accumulator® SelectSM contract; thereafter, initial allocations to any new 12 month dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time. We will transfer your value in the EQ/Money Market option into the other variable investment options that you select over the next 12 months or such other period we may offer. Once the time period then in effect has run, you may then select to participate in the dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the transfer date will be the same day of the month as the contract date, but not later than the 28th. For a 12 month dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the 12 month dollar cost averaging program, but not later than the 28th of the month. All amounts will be transferred out by the end of the time period then in effect. Under this program we will not deduct the mortality and expense risks, administrative, and distribution charges from assets in the EQ/Money Market option.

You may not transfer amounts to the EQ/Money Market option established for this program that are not part of the 12 month dollar cost averaging program. The only amounts that should be transferred from the EQ/Money Market option are your regularly scheduled transfers to the other variable investment options. If you request to transfer or withdraw any other amounts from the EQ/Money Market option, we will transfer all of the value that you have remaining in the account for 12 month dollar cost averaging to the investment options according to the allocation percentages we have on file for you. You may ask us to cancel your participation at any time.

General dollar cost averaging program.  If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

Investment simplifier

Fixed-dollar option.  Under this option, you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

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In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available only with Accumulator® and Accumulator® EliteSM contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under “Transferring your account value” in “Transferring your money among investment options”. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

Interest sweep option.  Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. On the last day of each month, we check to see whether you have at least $7,500 in the guaranteed interest option. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

You may not currently participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. For Accumulator® PlusSM and Accumulator® SelectSM contracts, only investment simplifier is available with the Option I rebalancing program. For Accumulator® and Accumulator® EliteSM contracts, under the Option I rebalancing program you may participate in any of the dollar cost averaging programs except general dollar cost averaging. If you elect a GPB, you may also elect the 12 month dollar cost averaging program (for Accumulator® SelectSM contracts only) or General dollar cost averaging program. If you elect either of these programs, everything other than amounts allocated to the fixed maturity option under the GPB must be allocated to that dollar cost averaging program. You may still elect the Investment simplifier for amounts transferred from investment options (other than the fixed maturity option under the GPB you have elected), and, for GPB Option 1, you may also elect

Investment simplifier for subsequent contributions. You may only participate in one dollar cost averaging program at a time. See “Transferring your money among investment options”. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see “Guaranteed minimum death benefit and Guaranteed minimum income benefit (or the “Living Benefit”) base”.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix “State contract availability and/or variations of certain features and benefits” for more information on state availability.

Rebalancing your account value

We offer rebalancing, which you can use to automatically reallocate your account value among your investment options. We currently offer two options: “Option I” and “Option II.” Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Equitable Client portal and tell us:

(a)	the percentage you want invested in each investment option (whole percentages only), and

(b)	how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis).

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can also be made online through Equitable Client portal. See “How to reach us” in “The Company”. There is no charge for the rebalancing feature.

Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.

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While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date.

If you select Option II, you will be subject to our rules regarding transfers between the guaranteed interest option and the variable investment options. These rules are described in “Transferring your account value”. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, for Accumulator® SelectSM contracts, in 12 month dollar cost averaging.

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3. Principal risks of investing in the contract

The risks identified below are the principal risks of investing in the contract. The contract may be subject to additional risks other than those identified and described in this prospectus.

Risks associated with variable investment options

You take all the investment risk for amounts allocated to one or more of the variable investment options which invest in Portfolios. If the variable investment options you select increase in value, then your account value goes up; if they decrease in value, your account value goes down. How much your account value goes up or down depends on the performance of the Portfolios in which your variable investment options invest. We do not guarantee the investment results of any Portfolio. An investment in the contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.

Insurance company risk

No company other than Equitable Financial Life Insurance Company has any legal responsibility to pay amounts that we owe under the contract including amounts allocated to the guaranteed interest option and fixed maturity options. The general obligations and any Guaranteed benefits under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability.

Possible fees on access to account value

We may apply fees if you access your account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences, you may incur fees for accessing your account value such as a withdrawal charge or exchange fee, annual administrative expense, base contract expense, and/or a charge for any optional benefits.

Possible adverse tax consequences

The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. The tax consequences discussed in this Prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your contract or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract.

Withdrawals are generally subject to income tax, and may be subject to tax penalties if taken before age 59 1/2.

Not a short-term investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with the purpose for which the investment is being considered.

Risk of loss

All investments have risks to some degree and it is possible that you could lose money by investing in the contract. An investment in the contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Optional Benefits

Investment options are limited if Guaranteed benefits are elected. We may limit or stop accepting contributions and transfers to the variable investment options which means that you may no longer increase your account value and the benefit bases associated with your Guaranteed benefits through contributions and transfers. Excess withdrawals may terminate or significantly reduce the value of your optional benefits.

Accumulator® PlusSM Contracts

The fees and charges for Accumulator® PlusSM contracts are higher than for Accumulator® contracts and the amount of the credit may be more than offset by these higher fees and charges. Credits may be recaptured upon free look, annuitization and death. Withdrawals may limit credits for subsequent contributions.

Limitations on access to cash value through withdrawals

Withdrawals may be subject to withdrawal charges, income tax and may be subject to tax penalties if taken before age 59 1/2.

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The minimum partial withdrawal amount is $300. Withdrawals will reduce your Total account value and optional benefit bases and the amount of the reduction may be greater than the dollar amount of the withdrawal. Excess withdrawals may terminate or significantly reduce the value of your optional benefits. Certain withdrawals may also terminate your contract. Withdrawals from Accumulator® PlusSM contracts may limit credits for subsequent contributions.

Fixed Maturity Options

There are unique risks regarding the fixed maturity option including a potential loss of principal and a market value adjustment if amounts are withdrawn from fixed maturity options before the maturity date. See the FMO prospectus for more information.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyber-attacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyber-attacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even if our workforce and employees of our service providers and/or third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

COVID-19

The COVID-19 pandemic has negatively impacted the U.S. and global economies, created significant volatility in the capital markets and dramatically increased unemployment levels. The pandemic has also resulted in temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted. The extent of the COVID-19 pandemic’s impact on us will depend on future developments that are highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19.

While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely. Extended periods of remote work arrangements could introduce additional operational risk, including but not limited to cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty and unemployment resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global

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economic conditions may also adversely affect the values and cash flows of these investments. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due. In some jurisdictions, local governments have imposed delays or moratoriums on many forms of enforcement actions. Market volatility in 2020 also caused significant increases in credit spreads, and any continued volatility may increase our borrowing costs and decrease product fee income. Further, severe market volatility may leave us unable to react to market events in a prudent manner consistent with our historical investment practices.

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4. Determining your contract’s value

Your account value and cash value

Your “account value” is the total value of the values you have in: (i) the variable investment options; (ii) the guaranteed interest account; (iii) market adjusted amounts in the fixed maturity options (see the FMO prospectus for more information); (iv) for Accumulator® and Accumulator® EliteSM contracts, the account for special dollar cost averaging; and (v) the loan reserve account (applies for Rollover TSA contracts only).

Your contract also has a “cash value.” At any time before annuity payments begin, your contract’s cash value is equal to the account value less: (i) the total amount or a pro rata portion of the annual administrative charge as well as any optional benefit charges(1); (ii) any applicable withdrawal charge; and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see “Surrendering your contract to receive its cash value” in “Accessing your money”.

Your contract’s value in the variable investment options

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by “units.” The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio’s shares directly. Your value, however will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)	mortality and expense risks;

(ii)	administrative expenses; and

(iii)	distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day’s value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)	increased to reflect additional contributions and, for Accumulator® PlusSM contracts, the credit;

(ii)	decreased to reflect a withdrawal (plus applicable withdrawal charges);

(iii)	increased to reflect transfer into, or decreased to reflect transfer out of, a variable investment option; or

(1)	Depending on when you purchased your contract, your account value will be reduced by a pro rata portion of the administrative charge only. See Appendix “Contract variations” for more information.
(iv)	increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, if applicable, when we deduct the enhanced death benefit, guaranteed minimum income benefit, GPB Option 2, Principal ProtectorSM and/or Protection PlusSM benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

Your contract’s value in the guaranteed interest option

Your value in the guaranteed interest account at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

Your contract’s value in the fixed maturity options

See the FMO prospectus for information regarding the value in each fixed maturity option.

Your contract’s value in the account for special dollar cost averaging

(For Accumulator® and Accumulator® EliteSM contracts only)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

Effect of your account value falling to zero

Your account value will fall to zero and your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose your Guaranteed minimum income benefit, Guaranteed minimum death benefit and any other applicable guaranteed benefits, except as discussed below. If your account value is low, we strongly urge you to contact your financial professional or us to determine the appropriate course of action prior to your next contract date anniversary. Your options may include stopping withdrawals or exercising your Guaranteed minimum income benefit on your next contract date anniversary. If your contract was issued in Maryland, you may be able to prevent termination of your contract by making a contribution under certain circumstances. Please call our processing office to determine if this applies to your contract.

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We deduct guaranteed benefit and annual administrative charges from your account value on your contract date anniversary. If you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay fees on your next contract date anniversary, your contract will terminate without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect.

See Appendix “State contract availability and/or variations of certain features and benefits” for any state variations with regard to the termination of your contract.

Guaranteed minimum income benefit no lapse guarantee (not available under all contracts).  In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see ”Purchasing the Contract” for information on this feature.

Principal ProtectorSM (not available under all contracts).  If you elected Principal ProtectorSM and your account value falls to zero due to a GWB Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary annuity contract, as discussed below, even if your GWB benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not a GWB Excess withdrawal or due to a deduction of charges, please note the following:

•	If your GWB benefit base equals zero, we will terminate your contract and make no payment.

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If your GWB benefit base is greater than zero but less than or equal to the balance of your GWB Annual withdrawal amount, if any, for that contract year, we will terminate your contract and pay you any remaining GWB benefit base.

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If your GWB benefit base is greater than the balance of your remaining GWB Annual withdrawal amount, if any, for that contract year, we will pay you your GWB Annual withdrawal amount balance and terminate your contract, and we will pay you your remaining GWB benefit base as an annuity benefit, as described below.

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If the Beneficiary continuation option is elected (not available in all states), and the account value falls to zero while there is a remaining GWB benefit base, we will make payments to the beneficiary as follows:

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If the beneficiary had elected scheduled payments we will continue to make scheduled payments over remaining life expectancy until the GWB benefit base is zero, and the Principal ProtectorSM charge will no longer apply.

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If the beneficiary had elected the “5-year rule” and the GWB benefit base is greater than the remaining GWB Annual withdrawal amount, if any, for that contract year, we will pay the beneficiary the GWB

Annual withdrawal amount balance. We will continue to pay the beneficiary the remaining GWB Annual withdrawal amount each year until the GWB benefit base equals zero, or the contract terminates at the end of the fifth contract year, whichever comes first. Any remaining GWB benefit base at the end of the fifth contract year will terminate without value.

Annuity Benefit.  If the contract terminates and the remaining GWB benefit base is to be paid in installments, we will issue you an annuity benefit contract and make annual payments equal to your GWB Annual withdrawal amount on your contract date anniversary beginning on the next contract date anniversary, until the cumulative amount of such payments equals the remaining GWB benefit base (as of the date the contract terminates). The last installment payment may be smaller than the previous installment payments in order for the total of such payments to equal the remaining GWB benefit base.

The annuity benefit supplemental contract will carry over the same owner, annuitant and beneficiary as under your contract. If you die before receiving all of your payments, we will make any remaining payments to your beneficiary. The charge for Principal ProtectorSM will no longer apply.

If at the time of your death the GWB Annual withdrawal amount was being paid to you as an annuity benefit, your beneficiary may not elect the Beneficiary continuation option.

Termination of your contract

Your contract, including any guaranteed benefits you have elected, will terminate for any of the following reasons:

•	You surrender your contract. See “Surrendering your contract to receive its cash value” in Accessing your money” for more information.

•	You annuitize your contract. See “Your annuity payout options” in “Accessing your money” for more information.

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Your contract reaches its maturity date, which will never be later than the contract date anniversary following your 95th birthday, at which time the contract must be annuitized or paid out in a lump sum. See “Your Annuity maturity date” in “Accessing your money”.

•	Your account value is insufficient to pay any applicable charges when due. See “Effect of your account value falling to zero” for more information.

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5. Transferring your money among investment options

Transferring your account value

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the variable investment options, subject to the following:

•	You may not transfer to a fixed maturity option that has a rate to maturity of 3% or less. See the FMO prospectus for more information.

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If the annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied, the rate to maturity is 3%. Also, the maturity dates may be no later than the date annuity payments are to begin. See the FMO prospectus for more information.

•	If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment and affect your GPB. See the FMO prospectus for more information.

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A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day. If you are an existing contract owner, this restriction may not apply. See Appendix “Contract variations” for contract variations.

•	No transfers are permitted into the Special 10 year fixed maturity option (if available).

•	For Accumulator® and Accumulator® EliteSM contracts, you may not transfer any amount to the account for special dollar cost averaging.

•	For Accumulator® SelectSM contracts, you may not transfer any amount to the 12 month dollar cost averaging program.

In addition, we reserve the right to restrict transfers among variable investment options, including limitations on the number, frequency or dollar amount of transfers. Our current transfer restrictions are set forth in the “Disruptive transfer activity”.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option, the interest sweep option and dollar cost averaging programs described under “Allocating your contributions” in “Purchasing the Contract”) in any contract year is the greatest of:

(a)	25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or
(b)	the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or

(c)	25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing (using our specific form) through Equitable Client portal. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.

Please see “Allocating your contributions” in ”Purchasing the Contract” for more information about your role in managing your allocations.

Our administrative procedures for calculating your Roll-Up benefit base following a transfer

As explained under “6% (or 5%) Roll-Up to age 85 (used for the 6% Roll-Up to age 85 enhanced death benefit AND the Greater of 6% (or 5%) Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)” earlier in the Prospectus, the higher Roll-Up rate (5% or 6%, or 4% in Washington) applies with respect to most investment options, and, for Accumulator® and Accumulator® EliteSM contracts, amounts in the account for special dollar cost averaging but a lower Roll-Up rate (3%) applies with respect to the EQ/Intermediate Government Bond option, the EQ/Money Market option (for Accumulator® SelectSM contracts, not including any amounts allocated to the 12 month dollar cost averaging program), the fixed maturity options, the Special 10 year fixed maturity option (if applicable), the guaranteed interest option and the loan reserve account under Rollover TSA (the “lower Roll-Up rate options”). The other investment options, to which the higher rate applies, are referred to as the “higher Roll-Up rate options”. See the FMO prospectus for more information. For more information about Roll-Up rates applicable in various states and for various contract versions, see Appendices “State contract availability and/or variations of certain features and benefits” and “Contract variations”.

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Your Roll-Up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at the higher rate and the other portion that is rolling up at 3%. If you transfer account value from a higher Roll-Up rate option to a lower Roll-Up rate option, all or a portion of your benefit base will transfer from the higher rate benefit base segment to the lower rate benefit base segment. Similarly, if you transfer account value from a lower Roll-Up rate option to a higher Roll-Up rate option, all or a portion of your benefit base will transfer from the lower rate segment to the higher rate segment. To determine how much to transfer from one Roll-Up benefit base segment to the other Roll-Up benefit base segment, we use a dollar-for-dollar calculation.

This means that we generally transfer an amount from one Roll-Up benefit base segment to the other Roll-Up benefit base segment in the same dollar amount as the transfer of account value. The effect of a transfer on your benefit base will vary depending on your particular circumstances.

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For example, if your account value is $45,000 and has always been invested in the higher Roll-Up rate options, and your benefit base is $30,000 and is all rolling up at the higher rate, and you transfer $15,000 of your account value to the EQ/Money Market variable investment option (a lower Roll-Up rate option), then we will transfer $15,000 from the higher rate benefit base segment to the lower rate benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will continue to roll-up at the higher rate and $15,000 will roll-up at the lower rate.

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For an additional example, if your account value is $30,000 and has always been invested in lower Roll-Up rate options, and your benefit base is $45,000 and is all rolling up at the lower rate, and you transfer $15,000 of your account value (which is entirely invested in lower Roll-Up rate options) to a higher Roll-Up rate option, then we will transfer $15,000 of your benefit base from the lower rate benefit base segment to the higher rate benefit base segment. Therefore, immediately after the transfer, of your $45,000 benefit base, $15,000 will continue to roll-up at the higher rate and $30,000 will roll-up at the lower rate.

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Similarly, using the same example as immediately above, if you transferred all of your account value ($30,000) to a higher Roll-Up rate option, $30,000 will be transferred to the higher rate benefit base segment. Immediately after the transfer, of your $45,000 benefit base, $30,000 will roll-up at the higher rate and $15,000 will continue to roll-up at the lower rate. Therefore, it is possible that some of your benefit base will roll-up at the lower rate even after you transfer all of your account value to the higher Roll-Up rate options.

If you request withdrawals using our Dollar-for-Dollar Withdrawal Service and indicate you want to preserve your roll-up benefit base, the service will automatically account for any differing roll-up rates among your investment options. See “Dollar-for-dollar withdrawal service” in “Accessing your money”. Whether you request withdrawals through our Dollar-for-Dollar service or without using that service, you should consider the impact on any withdrawals on your benefit bases. See “How withdrawals (and transfers out of the 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2” in “Accessing your money”.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate Portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio investments may impede efficient Portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of Portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how Portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following

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limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of the affiliated Trust. The affiliated Trust has adopted policies and procedures regarding disruptive transfer activity. It discourages frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. It aggregates inflows and out flows for each Portfolio on a daily basis. On any day when a Portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated Trust obtains from us contract owner trading activity. The trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. The affiliated Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the affiliated Trust for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an “unaffiliated trust”). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, no trust available under the contract had implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

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6. Accessing your money

Withdrawing your account value

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. If you withdraw more than 90% of your contract’s current cash value, we will treat it as a request to surrender your contract for its cash value. See “Surrendering your contract to receive its cash value”. For the potential tax consequences of withdrawals, see “Tax information”.

All withdrawals reduce your account value on a dollar for dollar basis and may be subject to withdrawal charges and have tax consequences, including possible tax penalties. The impact of withdrawals on your guaranteed benefits is described in “How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2” and ‘‘How withdrawals affect Principal Protector”. Withdrawals can potentially cause your contract to terminate, as described in “Effect of your account value falling to zero’’ in ‘‘Determining your contract’s value’’.

Method of withdrawal
Contract	Partial	Syste- matic	Pre-age 59 1/2 sub- stantially equal	Lifetime required minimum distribu- tion
NQ	Yes	Yes	No	No
Rollover IRA	Yes	Yes	Yes	Yes
Flexible Premium IRA(1)	Yes	Yes	Yes	Yes
Roth Conversion IRA	Yes	Yes	Yes	No
Flexible Premium Roth IRA(1)	Yes	Yes	Yes	No
Inherited IRA	No	No	No	(2)
QP(3)	Yes	No	No	No
Rollover TSA(4)	Yes	Yes	No	Yes
(1)	Flexible Premium IRA contracts and Flexible Premium Roth IRA contracts are only available with contracts.
(2)

The contract pays out post-death required minimum distributions. See “Inherited IRA beneficiary continuation contract” in ”Purchasing the Contract”. Inherited IRA contracts are not available with Accumulator® PlusSM contracts.

(3)	All payments are made to the plan trust as the owner of the contract. See Appendix “Purchase considerations for QP contracts”. QP contracts are not available with Accumulator® SelectSM contracts.
(4)

Employer or plan approval is required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix ”Tax Sheltered Annuity contracts (TSAs)”.

All requests for withdrawals must be made on a specific form that we provide. Please see “How to reach us” under “The Company” for more information.

Dollar-for-dollar withdrawal service

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

Withdrawals under the Dollar-for-Dollar Withdrawal Service will continue, even if your account value is low, until you terminate the service by notifying us in writing. If your account value is low and you have guaranteed benefits, you should consider ending the Dollar-for-Dollar Withdrawal Service. Except in certain circumstances, if your account value falls to zero, your contract and any guaranteed benefits will be terminated. See “Effect of your account value falling to zero” in “Determining your contract’s value”.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

•

Roll-up benefit base preservation: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate times the last contract date anniversary benefit base. This calculation results from the fact that the Roll-up benefit base rolls up daily. If a withdrawal is taken on any day prior to the last day of the contract year, the daily roll-up rate will be applied going forward to the reduced benefit base. Therefore, the benefit base

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is only fully increased by an annual amount that equals the roll-up rate times the prior contract date anniversary benefit base if there have been no withdrawals during that year.

Because the Roll-up benefit base no longer rolls up after age 85, any withdrawals you take after age 85 will always reduce your benefit base. If you wish to preserve your benefit base, you must stop taking withdrawals after age 85. For more information about the impact of withdrawals on your guaranteed benefits after age 85, see ‘‘How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2’’ in “Accessing your money.”

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Full dollar-for-dollar: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year’s annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.

If you are over age 85, your Roll-up benefit base is no longer credited with the annual roll-up rate, so even withdrawals based on the full dollar-for-dollar calculation will significantly reduce the value of your benefit. Every withdrawal you take will permanently reduce your Roll-up benefit base by at least the full amount of the withdrawal.

If you request a withdrawal calculation that preserves your roll up benefit base, the Dollar-for-Dollar Withdrawal Service adjusts for investment options to which a 3% Roll-up rate applies (the EQ/Money Market option except amounts allocated to the account for special money market dollar cost averaging (if applicable), the fixed maturity options, the guaranteed interest option, and the loan reserve account under Rollover TSA) (the “lower Roll-up options”). If you want to preserve your roll up benefit base and you elected a guaranteed benefit that provides a 5% (or greater) roll-up, allocations of account value to any lower Roll-up option will generally reduce the amount of withdrawals under the Dollar-for-Dollar Withdrawal Service.

We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.

Partial withdrawals

(All contracts)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

Except for Accumulator® SelectSM contracts, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount (see “10% free withdrawal amount” in “Charges and expenses”). If you already own your contract, the applicable free withdrawal percentage may be higher. See Appendix “Contract variations” for the free withdrawal amount that applies to your contract. Under Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

Systematic withdrawals

(All contracts except Inherited IRA and QP contracts)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election. If you already own your contract, the applicable percentages may be higher. See Appendix “Contract variations” for information on what applies to your contract.

For contracts other than Accumulator® SelectSM contracts, if the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.

If you have guaranteed benefits based on a Roll-up benefit base and your aggregate systematic withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract

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date anniversary (or in the first contract year, multiplied by all contributions received in the first 60 days), your benefit base will be reduced on a pro rata basis. See “How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits”.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

•	you must select a date that is more than three calendar days prior to your contract date anniversary; and

•	you cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above.

You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.

You may elect to take systematic withdrawals at any time.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

For contracts other than Accumulator® SelectSM contracts, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. This option is not available if you have elected a guaranteed principal benefit — this restriction may not apply to certain contract owners, depending on when you purchased your contract. See Appendix ”Contract variations” for more information.

If you are over age 85, your Annual Ratchet to age 85, 6% Roll-up to age 85 and “Greater of” death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

Substantially equal withdrawals

(All contracts except QP contracts, NQ contracts, Inherited IRA contracts, and Rollover TSA contracts)

We offer our “substantially equal withdrawals option” to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as “72(t) exception withdrawals”. See “Tax information”. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not (i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

If you have guaranteed benefits based on a Roll-up benefit base and your aggregate substantially equal withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis. See “How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2”.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age 59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For contracts other than Accumulator® SelectSM contracts, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see “10% free withdrawal amount” in “Charges and expenses” ).

Depending on when you purchased your contract, this option may not be available if you have elected a guaranteed principal benefit. If you are an existing contract owner, this restriction may not apply to all contract owners. See Appendix ”Contract variations” for contract variations.

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If you are over age 85, your Annual Ratchet to age 85, 6% Roll-up to age 85 and “Greater of” death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

Lifetime required minimum distribution withdrawals

(Rollover IRA, Flexible Premium IRA and Rollover TSA contracts only — See “Tax information” and Appendix ”Tax-sheltered annuity contract (TSAs)”)

We offer our “automatic required minimum distribution (RMD) service” to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply.

Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as a Guaranteed minimum death benefit based on a Roll-up benefit base or Guaranteed minimum income benefit, and amounts withdrawn from the contract to meet RMDs exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a guaranteed benefit base reduction that is greater than the withdrawal amount. If you are over age 85, your Annual Ratchet to age 85, 6% Roll-up to age 85 and “Greater of” death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit. See “How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2”.

Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to “Tax information” and Appendix ”Tax-sheltered annuity contracts (TSAs)”.

Under legislation enacted at the end of 2019:

•	If your birthdate is June 30, 1949 or earlier, you may elect our “automatic required minimum distribution (RMD) service” in the year in which you reach age 70 1/2, or in any later year.

•	If your birthdate is July 1, 1949 or later, you may elect our “automatic required minimum distribution (RMD) service” in the year in which you reach age 72, or in any later year.

See the discussion of lifetime required minimum distributions under “Tax Information”.

The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See “Required minimum distributions” in “Tax information” and Appendix ”Tax-sheltered annuity contract (TSAs)” for your specific type of retirement arrangement.

For Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 72 (or age 70 1/2 if applicable) (if you have not begun your annuity payments before that time).

For contracts other than Accumulator® SelectSM contracts, we do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

For contracts with Principal ProtectorSM.  If you elected Principal ProtectorSM, provided no other withdrawals are taken during a contract year in which you participate in our Automatic RMD service, an automatic withdrawal using our service will not cause a GWB Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. If you take any other withdrawal while you participate in the service, however, this GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, you must elect and maintain participation in our Automatic RMD service at your required beginning date, or the contract date, if your required beginning date has occurred before the contract was purchased. See “Principal ProtectorSM” in ”Benefits available under the contract” for further information.

How withdrawals are taken from your account value

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest account. If there is insufficient value or no value in the variable investment options and the guaranteed interest account, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options (other than the Special 10 year fixed maturity option, if applicable), in the order of the earliest maturity date(s) first. For Accumulator® and Accumulator® EliteSM contracts, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option). See the FMO prospectus for more information.

You may choose to have your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the

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guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled withdrawals will be processed on a pro rata basis on the business day you initially elected.

How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2

Pro rata withdrawal — A withdrawal that reduces your guaranteed benefit base amount on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit base by that percentage. The following example shows how a pro rata withdrawal can reduce your guaranteed benefit base by more than the amount of the withdrawal: Assume your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed benefit base is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 × .40) to $24,000 ($40,000 – $16,000) after the withdrawal.

If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would be reduced by $8,000 ($20,000 X .40) and your new benefit after the withdrawal would be $12,000 ($20,000 – $8,000).

Transfers out of the Special 10 year fixed maturity option will reduce GPB Option 2 on a pro rata basis. In addition, if you make a contract withdrawal from the Special 10 year fixed maturity option, we will reduce your GPB Option 2 in a similar manner; however, the reduction will reflect both a transfer out of the Special 10 year fixed maturity option and a withdrawal from the contract. Therefore, the reduction in GPB Option 2 is greater when you take a contract withdrawal from the Special 10 year fixed maturity option than it would be if you took the withdrawal from another investment option.

Similar to the example above, if your account value is $30,000 and you withdraw $12,000 from the Special 10 year fixed maturity option, you have withdrawn 40% of your account value. If your GPB Option 2 benefit was $40,000 before the withdrawal, the reduction to reflect the transfer out of the Special 10 year fixed maturity option would equal $16,000 ($40,000 x .40). The amount used to calculate the reduction to reflect the withdrawal from the contract is $24,000 ($40,000 – $16,000). The reduction to reflect the withdrawal would equal $9,600 ($24,000 x .40), and your new benefit after the withdrawal would be $14,400 ($24,000 – $9,600).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see “Withdrawal charge”.

With respect to the Guaranteed minimum income benefit, the Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit and the 6% Roll-Up to age 85 death benefit, withdrawals (including any applicable withdrawal charges) will reduce each of the benefits’ 6% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% or less of the 6% Roll-Up benefit base on the most recent contract date anniversary. Additional contributions made during the contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

The effect of withdrawals on your Guaranteed minimum income benefit and Guaranteed minimum death benefit (including the Greater of 5% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit) may be different. See Appendix ”Contract variations” for information on what applies to your contract.

If you elected a guaranteed benefit that provides a 5% (or greater) roll-up, all or a portion of your Roll-up to age 85 benefit base may be rolling up at 3%, if all or a portion of your account value is currently allocated to one or more investment options to which a 3% roll-up rate applies. For more information about those investment options and the impact of transfer among investment options on your Roll-up to age 85 benefit base, see “Guaranteed minimum death benefit and Guaranteed minimum income benefit base” in ”Benefits available under the contract” and “Our administrative procedures for calculating your Roll-up benefit base following a transfer” in “Transferring your money among investment options”.

Preserving your Roll-up benefit base. If you are interested in withdrawals that preserve the Roll-up to age 85 benefit base as of the last contract anniversary or the withdrawal transaction date, or withdrawals that are equal to the full amount of the available dollar-for-dollar withdrawal, you should use our Dollar-for-Dollar Withdrawal Service. See “Dollar-for-dollar withdrawal service” in “Accessing your money”. The service adjusts for various factors in the calculation of a withdrawal, including the fact that the roll-up rate is applied on a daily basis (which means that if a withdrawal is taken on

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any day prior to the last day of the contract year, the roll-up rate will be applied going forward from the day of the withdrawal to a reduced benefit base) and the fact that the 3% Roll-up rate may apply to all or a portion of the benefit base. If you do not use the Dollar-for-Dollar Withdrawal Service, you may reduce your benefits more than you intend.

Withdrawals after age 85. If you are over age 85, your Annual Ratchet to age 85, 6% Roll-up to age 85 and “Greater of” death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit. As a result, if you have a Guaranteed minimum death benefit based on a Roll-up to age 85 benefit base:

•	You can no longer take withdrawals and preserve the benefit base.

•	You should stop taking withdrawals if you wish to maintain the value of the benefit.

•

If you want to continue taking withdrawals, you can ensure that those withdrawals will reduce your benefit base on a dollar-for-dollar rather than pro rata basis by enrolling in the full dollar-for-dollar withdrawal service. See “Dollar-for-dollar withdrawal service” in “Accessing your money.”

•

The maximum amount you are able to withdraw each year without triggering a pro rata reduction in your benefit base will decrease. If you do not enroll in the full dollar-for-dollar withdrawal service and want to ensure that your withdrawals reduce your benefit base on a dollar-for-dollar basis, you should make sure that the sum of your withdrawals in a contract year is equal to or less than the value of the applicable Roll-up rate times your benefit base on your most recent contract date anniversary.

If you have the Annual Ratchet to age 85 death benefit, the Annual Ratchet to age 85 benefit base is always reduced pro rata by withdrawals, regardless of your age. However, like the Roll-up benefit base, the Annual Ratchet to age 85 benefit base will no longer be eligible to increase. It will be permanently reduced by all withdrawals.

Low account value. Due to withdrawals and/or poor market performance, your account value could become insufficient to pay any applicable charges when due. This will cause your contract to terminate and could cause you to lose your Guaranteed minimum income benefit and any other guaranteed benefits. Please see “Effect of your account value falling to zero” in “Determining your contract’s value” for more information.

How withdrawals affect Principal ProtectorSM

If you elected Principal ProtectorSM, if available, any withdrawal reduces your GWB benefit base by the amount of the withdrawal. In addition, a GWB Excess withdrawal can significantly reduce your GWB Annual withdrawal amount and further reduce your GWB benefit base. For more information, see “Effect of GWB Excess withdrawals” and “Other important considerations” under “Principal ProtectorSM” in ”Benefits available under the contract”.

Withdrawals treated as surrenders

If you withdraw more than 90% of a contract’s current cash value, we will treat it as a request to surrender the contract for its cash value. Also, under certain contracts, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. If you are an existing contract owner, the rules in the preceding sentence may not apply under your contract or if the Guaranteed minimum income benefit no lapse guarantee is available and in effect on your contract. See Appendix ”Contract variations” for information. See also “Surrendering your contract to receive its cash value”. For the tax consequences of withdrawals, see “Tax information”. There are different policies, restrictions and adjustments regarding surrenders from fixed maturity options. See the FMO prospectus for more information.

Special rules for Principal ProtectorSM (if available).  If you elected Principal ProtectorSM, all withdrawal methods described above can be used. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract’s cash value as a request to surrender the contract unless it is a GWB Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to a GWB Excess withdrawal. In other words, if you take a GWB Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWB benefit base is greater than zero. Please also see “Effect of your account value falling to zero” in “Determining your contract value”. Please also see “Principal ProtectorSM” in ”Benefits available under the contract”, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

Loans under Rollover TSA contracts

Loans from a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our “automatic required minimum distribution (RMD) service.”

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

•	It exceeds limits of federal income tax rules;

•	Interest and principal are not paid when due; or

•	In some instances, service with the employer terminates.

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Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of the loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)	the date annuity payments begin,

(2)	the date the contract terminates, and

(3)	the date a death benefit is paid (the outstanding loan including any accrued and unpaid loan interest, will be deducted from the death benefit amounts).

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody’s Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix “State contract availability and/or variations of certain features and benefits” for any state rules that may affect loans from a TSA contract. Also, see Appendix “Tax-sheltered annuity contracts (TSAs)” for a discussion of TSA contracts.

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

Loan reserve account.  On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator® and Accumulator® EliteSM contracts, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging. See the FMO prospectus for more information. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option). See the FMO prospectus for more information. If the amounts are withdrawn from the

Special 10 year fixed maturity option, the guaranteed benefit will be adversely affected. See “Guaranteed principal benefit option 2” in ”Purchasing the Contract”.

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator® PlusSM contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.

If you elected a guaranteed benefit that provides a 5% (or greater) roll-up, a loan will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to the loan reserve account. For more information, see “Guaranteed minimum death benefit and Guaranteed minimum income benefit base” in “Benefits available under the contract” and “Our administrative procedures for calculating your Roll-up benefit base following a transfer” in “Transferring your money among investment options”.

Surrendering your contract to receive its cash value

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required). For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including Principal ProtectorSM (if applicable), if your cash value is greater than your GWB Annual withdrawal amount. If you have a GWB benefit base greater than zero, you should consider the impact of a contract surrender on the Principal ProtectorSM benefit. If your surrender request does not constitute a GWB Excess withdrawal, you may be eligible for additional benefits. If, however, your surrender request constitutes a GWB Excess withdrawal, you will lose those benefits. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect under your contract, the Guaranteed minimum income benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see “Annuity benefit” under “Effect of your account value falling to zero” in “Determining your contract value” and “Principal ProtectorSM” in “Benefits available under the contract”.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See “Your annuity payout options”. For the tax consequences of surrenders, see “Tax information”.

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When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,

(2)

the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option’s assets is not reasonably practicable because of an emergency, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest account and fixed maturity options and, for Accumulator® and Accumulator® EliteSM contracts, the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.

Signature guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	disbursements, including but not limited to partial withdrawals, surrenders, transfers and exchanges, over $250,000;

•	any disbursement requested within 30 days of an address change;

•

any disbursement when we do not have an originating or guaranteed signature on file or where we question a signature or perceive any inconsistency between the signature on file and the signature on the request; or

•	any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at the number listed in this prospectus.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions that participate in a Medallion

Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, brokerage firm or credit union with which you do business. A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee.

Your annuity payout options

The following description assumes annuitization of your entire contract. For partial annuitization, see “Partial annuitization”.

Deferred annuity contracts such as the Accumulator® Series provide for conversion to payout status at or before the contract’s “maturity date.” This is called “annuitization.” You must annuitize by your annuity maturity date, as discussed later in this section. When your contract is annuitized, your Accumulator® Series contract and all its benefits, including any Guaranteed minimum death benefit and any other guaranteed benefits, terminate. Your contract will be converted to a supplemental annuity payout contract (“payout option”) that provides periodic payments for life as described in this section. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator® Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms, provided that your account value is greater than zero on the exercise date. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Accumulator® Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. We may offer other payout options not outlined here. Your financial professional can provide details. Please see Appendix “State contract availability and/or variations of certain features and benefits” for variations that may apply to your state.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant’s age when the contract was issued. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see “Guaranteed

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minimum income benefit option” in “Benefits available under the contract”). If you elect Principal ProtectorSM and choose to annuitize your contract before the maturity date, Principal ProtectorSM will terminate without value even if your GWB benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under Principal ProtectorSM. See “Principal ProtectorSM” in “Benefits available under the contract” for further information.

Fixed annuity payout options	• Life annuity • Life annuity with period certain • Life annuity with refund certain
•

Life annuity: An annuity that guarantees payments for the rest of the annuitant’s life. Payments end with the last monthly payment before the annuitant’s death. Because there is no continuation of benefits following the annuitant’s death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living. It is possible that the Life annuity option could result in only one payment if the annuitant dies immediately after the first payment.

•

Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant’s life. If the annuitant dies before the end of a selected period of time (“period certain”), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant’s life expectancy. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant’s age and will not exceed 10 years.

•

Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant’s life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant’s life and, after the annuitant’s death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

The amount applied to purchase an annuity payout option

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose,

and the timing of your purchase as it relates to any withdrawal charges or market value adjustments. If amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date, a market value adjustment will apply. See the FMO prospectus for more information.

For contracts other than Accumulator® SelectSM contracts, we use the account value if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, we use the cash value if you select one of these payout options as any applicable withdrawal charge will apply.

Partial annuitization.  Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See “How withdrawals are taken from your account value” and also the discussion of “Partial annuitization” in “Tax information” for more information.

Selecting an annuity payout option

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin from the Accumulator® Series contract. Generally, the date annuity payments begin may not be earlier than thirteen months from the Accumulator® Series contract date. However, for Accumulator® PlusSM contracts, the date annuity payments begin may not be earlier than five years (in a limited number of jurisdictions this requirement may be more or less than five years) from the contract date. Please see Appendix “State contract availability and/or variations of certain features and benefits” for information on state variations. You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity maturity date described below.

For Accumulator® PlusSM contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix “State contract availability and/or variations of certain features and benefits” for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency

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of payments, or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.

You will not be able to make withdrawals or change annuity payout options once your contract is annuitized.

Annuity maturity date

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant’s 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically as a life annuity. Please note that the aggregate payments you would receive from this form of annuity during the period certain is likely to be less than the lump sum payment you would receive by surrendering your contract immediately prior to annuitization.

On the annuity maturity date, Principal Protector (as discussed below), any Guaranteed minimum death benefit and any other guaranteed benefits will terminate, and will not be carried over to your annuity payout contract.

Principal Protector

If you elected Principal ProtectorSM and your contract is annuitized at maturity, we will offer an annuity payout option for life that guarantees you will receive payments that are at least equal to what you would have received under Principal Protector until the point at which your GWB Benefit Base is depleted. After your GWB Benefit Base is depleted, you will continue to receive periodic payments while you are living. The amount of each payment will be the same as the payment amount that you would have received if you had applied your account value on the maturity date to purchase a life annuity at the annuity purchase rate guaranteed in your contract; this payment amount may be more or less than your GWB Annual Withdrawal amount.

Please see Appendix “State contract availability and/or variations of certain features and benefits” for variations that may apply in your state.

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7. Charges and expenses

Charges that the Company deducts

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

•	A mortality and expense risks charge

•	An administrative charge

•	A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

•	On each contract date anniversary — an annual administrative charge, if applicable.

•	For contracts other than Accumulator® SelectSM contracts, at the time you make certain withdrawals or surrender your contract — a withdrawal charge.

•

On each contract date anniversary — a charge for each optional benefit that you have elected: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; Principal ProtectorSM; and Protection PlusSM.

•	On the first 10 contract date anniversaries — a charge for GPB Option 2, if you have elected this optional benefit.

•	At the time annuity payments are to begin — charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. The fees and charges described are the maximum fees and charges that a contract owner will pay. Please see your contract and/or Appendix ”Contract variations” for the fees and charges that apply under your contract. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See “Group or sponsored arrangements”.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

Separate account annual expenses

Mortality and expense risks charge.  We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator® Series:

Accumulator®:	0.75%

Accumulator® PlusSM:	0.90%

Accumulator® EliteSM:	1.10%

Accumulator® SelectSM:	1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Accumulator® PlusSM contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see ‘‘Credits’’ in “Purchasing the Contract”. We expect to make a profit from this charge.

If you previously accepted an offer to terminate a guaranteed benefit, charges for that benefit will have ceased. However, as stated in the terms of your offer, you should be aware that you will continue to pay the same mortality and expense risks charge as contract owners that have the standard death benefit, even though you no longer have the standard death benefit.

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Administrative charge.  We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator® Series:

Accumulator®:	0.30% or 0.25%(1)

Accumulator® PlusSM:	0.35% or 0.25%(1)

Accumulator® EliteSM:	0.30% or 0.25%(1)

Accumulator® SelectSM:	0.25%

(1)	See Appendix ”Contract variations” for the charge that applies to your contract

Distribution charge.  We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator® Series:

Accumulator®:	0.20%

Accumulator® PlusSM:	0.25%

Accumulator® EliteSM:	0.25%

Accumulator® SelectSM:	0.35%

Annual administrative charge

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix ”State contract availability and/or variations for certain features and benefits” to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator® and Accumulator® EliteSM contracts, if such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). If the contract is surrendered or annuitized or a death benefit is paid on a date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option). See the FMO prospectus for more information.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See “Effect of your account value falling to zero” in “Determining your contract’s value”.

Special services charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For contracts other than Accumulator® SelectSM contracts, for certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

Wire transfer charge. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

Duplicate contract charge. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to us, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

Withdrawal charge

(This section does not apply to Accumulator® SelectSM contracts)

A withdrawal charge applies in three circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value, or (3) annuitize your contract and elect a non-life contingent annuity option. For Accumulator® PlusSM contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see “Credits” in “Purchasing the Contract”. We expect to make a profit from this charge. For more information about the withdrawal charge if you select an annuity payout option, see “Your annuity payout options — The amount applied to purchase an annuity payout option” in “Accessing your money”.

The withdrawal charge equals a percentage of the contributions withdrawn. For Accumulator® PlusSM contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal

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charge separately for each contribution according to the following table:

Withdrawal charge as a % of contribution year following receipt of contribution
	1	2	3	4	5		6	7	8		9+

Accumulator®	7%	7%	6%	6%	5%		3%	1%	0%	(1)	—

Accumulator® PlusSM	8%	8%	7%	7%	6%		5%	4%	3%		0%	(2)

Accumulator® EliteSM	8%	7%	6%	5%	0%	(3)	—	—	—		—
(1)	Charge does not apply in the 8th and subsequent years following contribution.
(2)	Charge does not apply in the 9th and subsequent years following contribution.
(3)	Charge does not apply in the 5th and subsequent years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as “year 1” and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See “Tax information”.

Please see Appendix ”State contract availability and/or variations of certain features and benefits” for possible withdrawal charge schedule variations.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to the same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each variable investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see “Guaranteed minimum death benefit and Guaranteed minimum income benefit (or the “Living Benefit”) base” and “How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit”.

The withdrawal charge does not apply in the circumstances described below.

10% free withdrawal amount.  Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator® and Accumulator® EliteSM contracts, for NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract), and (2) the 10% free withdrawal amount defined above.

If you elected Principal ProtectorSM, we will waive any withdrawal charge for any withdrawal during the contract year up to the GWB Annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Withdrawal charges are applied to the amount of the withdrawal that exceeds the GWB Annual withdrawal amount.

The applicable free withdrawal amount percentage may be higher for certain contract owners, depending on when you purchased your contract. See Appendix ”Contract variations” for the free withdrawal amount that applies under your contract.

Certain withdrawals.  If you elected the Guaranteed minimum income benefit and/or the Greater of 6% Roll-Up to age 85 or the annual ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6% of the beginning of contract year 6% to age 85 Roll-Up benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6% of the beginning of contract year 6% to age 85 Roll-Up benefit base as long as it does not exceed the free withdrawal amount. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal, or to any subsequent withdrawal for the life of the contract.

See Appendix ”Contract variations” to see if this waiver of the withdrawal charge applies under your contract.

Disability, terminal illness, or confinement to nursing home.   The withdrawal charge also does not apply if:

(i)	The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)	We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant’s life expectancy is six months or less; or

(iii)

The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or

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territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

—	its main function is to provide skilled, intermediate, or custodial nursing care;

—	it provides continuous room and board to three or more persons;

—	it is supervised by a registered nurse or licensed practical nurse;

—	it keeps daily medical records of each patient;

—	it controls and records all medications dispensed; and

—	its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions as described in (i), (ii) or (iii) above existed at the time a contribution was remitted or if the condition that began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

Guaranteed minimum death benefit charge

Annual Ratchet to age 85.  If you elected the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base. If you are an existing contract owner, the charge may be as much as 0.30% of the Annual Ratchet to age 85 benefit base. Please see Appendix ”Contract variations” or your contract for more information. Although the Annual Ratchet to age 85 death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect.

Greater of 5% Roll-Up to age 85 or Annual Ratchet to age 85.  If you elected this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.50% of the Greater of the 5% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85.  If you elected this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.60% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base. For certain contract owners, your charge may be less, depending on when you purchased your contract. Although this enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect. Please see Appendix ”Contract variations” or your contract for more information.

6% Roll-Up to age 85.  If you elected the 6% Roll-Up to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.45% of the 6% Roll-Up to age 85 benefit base. Although this enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect.

How we deduct these charges.  We will deduct these charges from your value in the variable investment options and the guaranteed interest option (see Appendix ”State contract availability and/or variations for certain features and benefits” to see if deducting these charges from the guaranteed interest account is permitted in your state) on a pro rata basis. If these amounts are insufficient, we will deduct all or a portion of these charges from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. See the FMO prospectus for more information. For Accumulator® and Accumulator® EliteSM contracts, if such fixed maturity option amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply, depending on when you purchased your contract. See Appendix ”Contract variations” for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option). See the FMO prospectus for more information.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See “Effect of your account value falling to zero” in “Determining your contract’s value”.

There is no charge if you exercise the Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset option.

Standard death benefit.  There is no additional charge for the standard death benefit.

Guaranteed principal benefit option 2

If you purchased GPB Option 2, we deduct a charge annually from your account value on the first 10 contract date

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anniversaries. The charge is equal 0.50% of the account value. We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix ”State contract availability and/or variations of certain features and benefits” to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct any remaining portion of the charge from amounts in any fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator® and Accumulator® EliteSM contracts, if such fixed maturity option amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply, depending on when you purchased your contract. See Appendix ”Contract variations” for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option). See the FMO prospectus for more information.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under “Effect of your account value falling to zero” in “Determining your contract’s value”.

Guaranteed minimum income benefit (the “Living Benefit”) charge

If you elected the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary. For certain contract owners, your charge may be less, depending on when you purchased your contract. Please see Appendix ”Contract variations” or your contract for more information.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. (See Appendix ”State contact availability and/or variations of certain features and benefits” to see if deducting this charge from the guaranteed interest option is permitted in your state.) If those amounts are still insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. See the FMO prospectus for more information. For Accumulator® and Accumulator® EliteSM contracts, if such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, pro rata deduction may not apply, depending on when you purchased your contract. See Appendix ”Contract variations” for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option, if available). See the FMO prospectus for more information.

Please note that you can only exercise the Guaranteed minimum income benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See “Effect of your account value falling to zero” in “Determining your contract’s value”.

There is no charge if you exercise the Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset option or for the Guaranteed minimum income benefit no lapse guarantee. This option is not available under all contracts.

Protection PlusSM charge

If you elected Protection PlusSM, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. For Accumulator® and Accumulator® EliteSM contracts, if such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. If you are an existing contract owner, this pro rata deduction may not apply under your contract. See Appendix ”Contract variations” for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option). See the FMO prospectus for more information.

Although the value of your Protection Plus benefit will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any

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applicable guaranteed benefits except as noted under “Effect of your account value falling to zero” in “Determining your contract’s value”.

Please note that you can only exercise the Guaranteed minimum in-come benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See “Effect of your account value falling to zero” in “Determining your contract’s value.”

Principal ProtectorSM charge

If you elected Principal ProtectorSM, we deduct a charge annually as a percentage of your account value on each contract date anniversary. If you elect the 5% GWB Annual withdrawal option, the charge is equal to 0.35%. If you elect the 7% GWB Annual withdrawal option, the charge is equal to 0.50%. We will deduct this charge from your value in the variable investment options and the guaranteed interest option (See Appendix “State contract availability and/or variations of certain features and benefits” to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply, depending on when you purchased your contract. See Appendix “Contract variations” for more information. If you die, and your beneficiary continues Principal ProtectorSM under the Beneficiary continuation option we will not deduct a pro rata portion of the charge upon your death. However, the Principal ProtectorSM charge will continue. A market value adjustment will apply to deductions from the fixed maturity options. See the FMO prospectus for more information.

If your GWB benefit base falls to zero but your contract is still in force, the charge will be suspended as of the next contract date anniversary. The charge will be reinstated, as follows: (i) if you make a subsequent contribution, we will reinstate the charge that was in effect at the time your GWB benefit base became depleted, (ii) if you elect to exercise the Optional step up provision, we will reinstate a charge, as discussed immediately below, and (iii) if your beneficiary elects the Beneficiary continuation option and reinstates the Principal ProtectorSM benefit with a one time step up, we will reinstate the charge that was in effect when the GWB benefit base fell to zero.

If your beneficiary elects the Beneficiary continuation option, and is eligible to continue Principal ProtectorSM, the benefit and the charge will continue unless your beneficiary tells us to terminate the benefit at the time of election.

Optional step up charge.  Every time you elect the Optional step up, we reserve the right to raise the benefit charge at the time of the step up. The maximum charge for Principal ProtectorSM with a 5% GWB Annual withdrawal option is 0.60%. The maximum charge for Principal ProtectorSM with a 7% GWB Annual withdrawal amount option is 0.80%. The increased charge, if any, will apply as of the next contract date anniversary following the step up and on all contract anniversaries thereafter.

If you die and your beneficiary elects the Beneficiary continuation option, if available, a one time step up only (at no additional charge) is applicable. For more information on the Optional step up, one time step up and Automatic reset provisions, see “Principal ProtectorSM” in “Benefits available under the contract”.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under “Effect of your account value falling to zero” in “Determining your contract’s value”.

Net loan interest charge

We charge interest on loans but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. In no event will the net loan interest charge exceed 2.00%. See “Loans under Rollover TSA contracts” in “Accessing your money” for more information on how the loan interest is calculated and for restrictions that may apply.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

Charges that the Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

•	Management fees.

•	12b-1 fees.

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available

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under the contract in turn invest in shares of other Portfolios of the affiliated Trust and/or shares of unaffiliated portfolios (collectively, the “underlying portfolios”). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

Group or sponsored arrangements

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable) or the mortality and expense risks charge or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to 12b-1 fees. For Accumulator® PlusSM contracts, if permitted under the terms of our exemptive order regarding Accumulator® PlusSM credit feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for Rollover IRA and Roth Conversion IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We may also establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 (“ERISA”) or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

Other distribution arrangements

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

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8. Tax information

Overview

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator® Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (ERISA). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CARES Act

Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) on March 27, 2020. The CARES Act permitted penalty-free withdrawals during 2020 from many tax-qualified and tax-favored plans and contracts (such as defined contribution plans, 403(b) plans, government sponsored employer 457(b) plans, and IRAs) by individuals affected by coronavirus or the economic aftermath. An individual may repay the amount of the distribution to the plan or contract within a 3-year period. Please consult your tax adviser about your individual circumstances.

Contracts that fund a retirement arrangement

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements (“IRAs”): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account.

Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code (“QP contracts”). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity’s features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix ”Purchase considerations for QP contracts” for a discussion of QP contracts, and Appendix ”Tax-sheltered annuity contracts (TSAs)” for a discussion of TSA contracts.

Transfers among investment options

You can make transfers among investment options inside the contract without triggering taxable income.

Taxation of nonqualified annuities

Contributions

You may not deduct the amount of your contributions to a nonqualified annuity contract.

Contract earnings

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

•

if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

•	if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

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•	if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

•

if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that the Company and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

Annuity payments

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See “Partial annuitization”.

Annuitization under an Accumulator® Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

Partial annuitization

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

Withdrawals made before annuity payments begin

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Protection PlusSM feature

In order to enhance the amount of the death benefit to be paid at the annuitant’s death, you may have purchased a Protection PlusSM rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Protection PlusSM rider is not part of the contract. In such a case, the charges for the Protection PlusSM rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, the Company would take all

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reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 Exchanges

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

•

the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

•

the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a “qualified long-term care contract” meeting all specified requirements under the Code or an annuity contract with a “qualified long-term care contract” feature (sometimes referred to as a “combination annuity” contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a “qualified long-term care contract” or “combination annuity” in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

If you are purchasing your contract through a Section 1035 exchange, you should be aware that the Company cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See “Benefits available under the contract”.

Surrenders

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

Death benefit payments made to a beneficiary after your death

For the rules applicable to death benefits, see “Benefits available under the contract”. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

Early distribution penalty tax

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2, penalty tax include distributions made:

•	on or after your death; or

•	because you are disabled (special federal income tax definition); or

•

in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

Additional Tax on Net Investment Income

Taxpayers who have modified adjusted gross income (“MAGI”) over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the “Net Investment Income Tax” or “NIIT”). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

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Investor control issues

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

Individual retirement arrangements (IRAs)

General

“IRA” stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

•	Traditional IRAs, typically funded on a pre-tax basis; and

•	Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA’s benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A (“Contributions to Individual Retirement Arrangements (IRAs)”) and 590-B (“Distributions from Individual Retirement Arrangements (IRAs)”). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

The Company designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. For Accumulator® Series contracts except Accumulator® PlusSM, we also offered inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively. Legislation enacted at the end of 2019 may restrict the availability of payment options under such IRAs.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under “Charges and expenses”. We describe the method of calculating payments under “Accessing your money”. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

The Company had received an opinion letter from the IRS approving the respective forms of the Accumulator® Series traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator® Series traditional and Roth IRA contracts.

Your right to cancel within a certain number of days

This is provided for informational purposes only. Since the contract is no longer available to new purchasers, this cancellation provision is no longer applicable.

You can cancel either type of the Accumulator® Series IRA contract (traditional IRA or Roth IRA) by following the directions in “Your right to cancel within a certain number of days” under “Purchasing the Contract”. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

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Traditional individual retirement annuities (traditional IRAs)

Contributions to traditional IRAs.  Individuals may generally make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

•	“regular” contributions out of earned income or compensation; or

•	tax-free “rollover” contributions; or

•	direct custodian-to-custodian transfers from other traditional IRAs (“direct transfers”).

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator® Series contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

Regular contributions to traditional IRAs

Limits on contributions.  The “maximum regular contribution amount” for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $6,000 is the maximum amount that you may contribute to all IRAs (traditional and Roth IRAs) for 2021, after adjustment for cost-of-living changes. When your earnings are below $6,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional “catch-up contributions” of up to $1,000 to your traditional IRA.

Special rules for spouses.  If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $6,000, married individuals filing jointly can contribute up to $12,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $6,000 can be contributed annually to either spouse’s traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. Catch-up contributions may be made as described above for spouses who are at least age 50 at any time during the taxable year for which the contribution is made.

Deductibility of contributions.  The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual’s personal situation (including his/her spouse). IRS Publication 590-A, “Contributions to Individual Retirement Arrangements (IRAs)” which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual’s income limits for determining contributions and deductions all may be adjusted annually for cost of living.

Nondeductible regular contributions.  If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse’s traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($6,000 for 2021 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50+ “catch-up” contributions ($7,000 for 2021). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See “Withdrawals, payments and transfers of funds out of traditional IRAs” for more information.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

When you can make regular contributions.  If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

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Rollover and direct transfer contributions to traditional IRAs

Rollover contributions may be made to a traditional IRA from these “eligible retirement plans”:

•	qualified plans;

•	governmental employer 457(b) plans;

•	403(b) plans; and

•	other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after lifetime required minimum distributions must start be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Rollovers from “eligible retirement plans” other than traditional IRAs

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

There are two ways to do rollovers:

•	Do it yourself:

You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

•	Direct rollover:

You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

•	“required minimum distributions” after age 72 (or age 70 1/2 if applicable) or retirement from service with the employer; or

•	substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

•	substantially equal periodic payments made for a specified period of 10 years or more; or

•	hardship withdrawals; or

•	corrective distributions that fit specified technical tax rules; or

•	loans that are treated as distributions; or

•	certain death benefit payments to a beneficiary who is not your surviving spouse; or

•	qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

Under legislation enacted at the end of 2019, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Repayments of these distributions to an eligible retirement plan are treated as deemed rollover contributions.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

Rollovers from an eligible retirement plan to a traditional IRA are not subject to the “one-per-year limit” noted later in this section.

Rollovers of after-tax contributions from eligible retirement plans other than traditional IRAs

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See “Taxation of Payments” under “Withdrawals, payments and transfers of funds out of traditional IRAs.” After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

Rollovers from traditional IRAs to traditional IRAs

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the “one-per-year limit.” It is the IRA owner’s responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

Spousal rollovers and divorce-related direct transfers

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the

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deceased spouse’s traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Excess contributions to traditional IRAs

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. Examples of excess contributions are regular contributions of more than the maximum regular contribution amount for the applicable taxable year, and a rollover contribution which is not eligible to be rolled over, for example to the extent an amount distributed is a lifetime required minimum distribution after age 72 (or after age 70 1/2, if applicable). You can avoid or limit the excise tax by withdrawing an excess contribution. See IRS Publications 590-A and 590-B for further details.

Recharacterizations

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having “recharacterized” your contribution.

Withdrawals, payments and transfers of funds out of traditional IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

Taxation of payments.  Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

•	the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or

•

the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See “Rollovers from eligible retirement plans other than traditional IRAs” under “Rollover and direct transfer contributions to traditional IRAs” for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a “conduit IRA” before being rolled back into a qualified plan. See your tax adviser.

IRA distributions directly transferred to charity.  Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older. You can direct us to make one distribution per calendar year directly to a charitable organization you request whether or not such distribution might be eligible for favorable tax treatment. Additional requests in the same calendar year will not be honored. Since an IRA owner is responsible for determining the tax consequences of any distribution from an IRA, we report the distribution to you on Form 1099-R. After discussing with your own tax advisor, it is your responsibility to report any distribution qualifying as a tax-free charitable direct transfer from your IRA on your own tax return.

Required minimum distributions

Legislation enacted at the end of 2019 which is generally effective January 1, 2020 significantly amended the required minimum distribution rules. Because these rules are statutory and regulatory, in many cases IRS guidance will be required to implement these changes.

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Background on Regulations — Required Minimum Distributions.  Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contract if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

Lifetime required minimum distributions — When you have to take the first lifetime required minimum distribution. When you have to start lifetime required minimum distributions from your traditional IRAs depends on your birthdate. Under legislation enacted at the end of 2019, lifetime required minimum distributions from your traditional IRAs must start for the year in which you attain age 72 (if you were born July 1, 1949 or later). For individuals born June 30, 1949 or earlier, lifetime required minimum distributions from your traditional IRAs must start for the year in which you attain age 70 1/2. That is, individuals who had already attained age 70 1/2 by December 31, 2019 had no change from prior law in the start or continuation of their lifetime required minimum distributions.

The first required minimum distribution is for the calendar year in which you turn age 72 (or age 70 1/2 if applicable). You have the choice to take this first required minimum distribution during the calendar year you actually reach age 72 (or age 70 1/2 if applicable), or to delay taking it until the first three-month period in the next calendar year (January 1st – April 1st). Distributions must start no later than your “Required Beginning Date”, which is April 1st of the calendar year after the calendar year in which you turn age 72 (or age 70 1/2 if applicable). If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year — the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

How you can calculate required minimum distributions.  There are two approaches to taking required minimum distributions — ”account-based” or “annuity-based.”

Account-based method.  If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

Annuity-based method.  If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and an eligible designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

Do you have to pick the same method to calculate your required minimum distributions for all of your traditional IRAs and other retirement plans?  No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

Will we pay you the annual amount every year from your traditional IRA based on the method you choose?  We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our “automatic required minimum distribution (RMD) service.” Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

What if you take more than you need to for any year?  The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

What if you take less than you need to for any year?  Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not

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select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

What are the required minimum distribution payments after you die?  These vary, depending on the status of your beneficiary (individual or entity) and when you die. Legislation enacted at the end of 2019 significantly amended the post-death required minimum distribution rules for distributions made beginning January 1, 2020, and in some cases may affect payouts for pre-December 31, 2019 deaths.

Individual beneficiary.  Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan or IRA contract following your death must be distributed within 10 years. IRS guidance will be needed regarding the mechanics of implementation of this “10-year” rule.

Individual beneficiary who has “eligible designated beneficiary” or “EDB” status.  An individual beneficiary who is an “eligible designated beneficiary” or “EDB” can take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after your death (to be prescribed in Treasury Regulations).

Under federal tax law, the following individuals are EDBs:

•	your surviving spouse (see spousal beneficiary, below);

•	your minor children (only while they are minors);

•	a disabled individual (Code definition applies);

•	a chronically ill individual (Code definition applies); and

•	any individual who is not more than 10 years younger than you.

In certain cases, a trust may be treated as an individual and not an entity beneficiary. Please consult your tax advisor.

When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years. However, the contracts issued by the Company do not allow individual beneficiaries who are EDBs solely by virtue of being your minor children to stretch post-death required minimum distribution payments over their lives or life expectancies.

Spousal beneficiary.  If your death beneficiary is your surviving spouse, your spouse has a number of choices. As noted above, post-death distributions may be made over your spouse’s life or period of life expectancy. Your spouse may delay starting payments over his/her life or life expectancy period until the year in which you would have attained age 72. In some circumstances, for traditional IRA contracts only, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 72, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

Non-individual beneficiary.  Pre-January 1, 2020 rules continue to apply. If you die before your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the “5-year rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth anniversary of the owner’s death. No distribution is required for a year before that fifth year. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die after your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the owner’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

Additional Changes to post-death distributions after the 2019 legislation.  The legislation enacted at the end of 2019 applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the owner’s death, individuals who are non-spouse beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the owner’s death on a term certain method. In certain cases, a “see-through” trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the legislation enacted at the end of 2019 views the death of the original individual beneficiary as an event that triggers the “10-year” distribution period. Prior to 2019, for example, if an individual beneficiary who had a 20-year life expectancy period in the year after the owner’s death died in the 7th year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the owner in this example died before December 31, 2019 the legislation caps the length of any post-death payment period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches majority-the remaining interest must be distributed within 10 years. IRS guidance will be needed to implement the mechanics of these beneficiary status shift provisions.

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Successor owner and annuitant

If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.

Borrowing and loans are prohibited transactions

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

•	made on or after your death; or

•	made because you are disabled (special federal income tax definition); or

•	used to pay certain extraordinary medical expenses (special federal income tax definition); or

•	used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

•	used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

•	used to pay certain higher education expenses (special federal income tax definition); or

•	under legislation enacted at the end of 2019, distributions made in connection with the birth or adoption of a child as specified in the Code; or

•

in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payment exception, you could elect the substantially equal withdrawals option. See “Substantially equal withdrawals” under “Accessing your money”. We will calculate the substantially equal annual payments, using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in “Withdrawals, payments and transfers of funds out of traditional IRAs”. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

Roth individual retirement annuities (Roth IRAs)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under “Traditional individual retirement annuities (traditional IRAs).”

The Accumulator® Series Roth IRA contracts are designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

Contributions to Roth IRAs.  Individuals may generally make four different types of contributions to a Roth IRA:

•	regular after-tax contributions out of earnings; or

•	taxable rollover contributions from traditional IRAs or other eligible retirement plans (“conversion rollover” contributions); or

•	tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans; or

•	tax-free direct custodian-to-custodian transfers from other Roth IRAs (“direct transfers”).

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See “Rollovers and direct transfer contributions to Roth IRAs” for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator® Series contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

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Regular contributions to Roth IRAs

Limits on regular contributions.  The “maximum regular contribution amount” for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $6,000 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2021, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $6,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under “special rules for spouses” under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

The amount of permissible contributions to Roth IRAs for any year depends on the individual’s income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publications 590-A, ‘‘Contributions to Individual Retirement Arrangements (IRAs)’’ for the rules applicable to the current year.

When you can make contributions.  Same as traditional IRAs.

Deductibility of contributions.  Roth IRA contributions are not tax deductible.

Rollover and direct transfer contributions to Roth IRAs

What is the difference between rollover and direct transfer transactions?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

•	another Roth IRA;

•	a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover (“conversion rollover”);

•	a “designated Roth contribution account” under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

•	from non-Roth accounts under another eligible retirement plan, as described below under “Conversion rollover contributions to Roth IRAs.”

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the “one-per-year limit.” It is the Roth IRA owner’s responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Conversion rollover contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code Section 401(a) qualified plan, a 403(b) plan, and a governmental employer Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA — whether or not it is the traditional IRA you are converting — a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover

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contributions to a Roth IRA. Conversion rollover contributions to Roth IRAs are not subject to the “one-per-year limit” noted earlier in this section.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual’s gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

How to recharacterize.  To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

Conversion rollover contributions to Roth IRAs cannot be recharacterized.

To recharacterize a contribution, you must use our forms.

Withdrawals, payments and transfers of funds out of Roth IRAs

No federal income tax law restrictions on withdrawals.  You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

Distributions from Roth IRAs

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed. Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

•	rollovers from a Roth IRA to another Roth IRA;

•	direct transfers from a Roth IRA to another Roth IRA;

•	qualified distributions from a Roth IRA; and

•	return of excess contributions or amounts recharacterized to a traditional IRA.

Qualified distributions from Roth IRAs.  Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

•	you are age 59 1/2 or older; or

•	you die; or

•	you become disabled (special federal income tax definition); or

•

your distribution is a “qualified first-time homebuyer distribution” (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

Nonqualified distributions from Roth IRAs.  Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)	Regular contributions.

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(2)	Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

(a)	Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

(b)	Nontaxable portion.

(3)	Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)	All distributions made during the year from all Roth IRAs you maintain — with any custodian or issuer — are added together.

(2)

All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)	All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

Required minimum distributions during life

Lifetime required minimum distributions do not apply.

Required minimum distributions at death

Same as traditional IRA under “What are the required minimum distribution payments after you die?”.

Payments to a beneficiary after your death

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

Borrowing and loans are prohibited transactions

Same as traditional IRA.

Excess contributions to Roth IRAs

Generally the same as traditional IRA.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

Early distribution penalty tax

Same as traditional IRA.

Tax withholding and information reporting

Status for income tax purposes; FATCA.  In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified or tax-favored plan participation, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contractholders. For this reason we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding.  We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

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You should note the following special situations:

•	We might have to withhold and/or report on amounts we pay under a free look or cancellation.

•

We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Federal income tax withholding on periodic annuity payments

Federal tax rules require payers to withhold differently on “periodic” and “nonperiodic” payments. Payers are to withhold from periodic annuity payments as if the payments were wages. For a periodic annuity payment, for example, the annuity contract owner’s withholding depends on what the owner specifies on a Form W-4P. If the owner fails to provide a correct Taxpayer Identification Number, withholding at the highest rate applies.

A contract owner’s withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

Federal income tax withholding on non-periodic annuity payments (withdrawals)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

Special rules for contracts funding qualified plans

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix “Purchase considerations for QP contracts”.

Mandatory withholding from TSA contracts and qualified plan distributions

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

Impact of taxes to the Company

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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9. More information

About Separate Account No. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account No. 49’s operations are accounted for without regard to the Company’s other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of the Company.

Income, gains, and losses credited to, or charged against, the separate account reflect the separate account’s own investment experience and not the investment experience of the Company’s other assets, and the assets of the separate account may not be used to pay any liabilities of the Company other than those arising from the contracts.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a “unit investment trust.” The SEC, however, does not manage or supervise the Company or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)	to add variable investment options to, or to remove variable investment options from Separate Account No. 49, or to add other separate accounts;

(2)	to combine any two or more variable investment options;

(3)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;
(4)

to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)	to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6)	to restrict or eliminate any voting rights as to Separate Account No. 49; and

(7)	to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

About the Trust

The Trust is registered under the Investment Company Act of 1940. It is classified as “open-end management investment company,” more commonly called mutual funds. The Trust issues different shares relating to each Portfolio.

The Trust does not impose sales charges or “loads” for buying and selling its shares. All dividends and other distributions on the Trust’s shares are reinvested in full. The Board of Trustees of the Trust serves for the benefit of each Trust’s shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for the Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for the Trust or in their respective SAIs, which are available upon request. See also Appendix “Portfolio Companies available under the contract”.

About the general account

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract’s

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account value or any guaranteed benefits with which the contract was issued. The Company is solely responsible to the contract owner for the contract’s account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator® PlusSM contracts, credits allocated to your account value are funded from our general account.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a “covered security” under the federal securities laws.

The disclosure with regard to the general account, is to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

About other methods of payment

Wire transmittals and electronic applications

We accept contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under “How you can make your contributions” under ”Purchasing the Contract”.

Even if we accepted the wire order and essential information, a contract generally was not issued until we received and accepted a properly completed application. In certain cases, we may have issued a contract based on information provided through certain broker-dealers with whom we have established electronic facilities. In any such cases, you must have signed our Acknowledgement of Receipt form.

Where we required a signed application, the above procedures did not apply and no financial transactions were permitted until we received the signed application and issued the contract. Where we issued a contract based on information provided through electronic facilities, we required an Acknowledgement of Receipt form. Financial transactions were only permitted if you requested them in writing, signed the request and had the signature guaranteed, until we received the signed Acknowledgement of Receipt form. After a contract is issued, additional contributions are allowed by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

Automatic investment program — for NQ, Flexible Premium IRA and Flexible Premium Roth IRA contracts only

You may use our automatic investment program, or “AIP,” to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) or Rollover TSA contracts, nor is it available with GPB Option 2. Please see Appendix “State contract availability and/or variations of certain features and benefits” to see if the automatic investment program is available in your state.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options but not, for Accumulator® and Accumulator® Elite contracts, the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

Dates and prices at which contract events occur

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

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Business day

Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the SEC. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day;

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

•	A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

•

If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

•	When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

•

If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the “closing time” for such orders will be earlier than 4:00 pm, Eastern Time.

Contributions, credits, and transfers

•	Contributions and, for Accumulator® PlusSM contracts, credits allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

•	Contributions and, for Accumulator® PlusSM contracts, credits allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

•

Contributions and, for Accumulator® PlusSM contracts, credits allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

•

For Accumulator® and Accumulator® EliteSM contracts, initial contributions allocated to the account for special dollar cost averaging received the interest rate in effect on that business day. At certain times, we may have offered the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information, or you can call our processing office.

•	Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

•	Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

•	Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

•	For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

About your voting rights

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the Portfolios, such as:

•	the election of trustees;

•	the formal approval of independent public accounting firms selected for each Trust; or

•	any other matters described in the prospectus for each Trust or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trust sell their shares to the Company separate accounts in connection with the Company’s variable annuity

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and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. The affiliated Trust also sells its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

Separate Account No. 49 voting rights

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners. One result of proportional voting is that a small number of contract owners may control the outcome of a vote.

Changes in applicable law

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

Statutory compliance

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of the Company. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

Financial statements

The financial statements of Separate Account No. 49, as well as consolidated financial statements of the Company, are in the SAI. The financial statements of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

Transfers of ownership, collateral assignments, loans and borrowing

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See “Tax information”.

We may refuse to process a change of ownership of an NQ contract without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).

Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, Protection PlusSM death benefit, Guaranteed principal benefit option 2 and/or the Principal ProtectorSM (collectively, the “Benefit”), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner’s right to change the beneficiary or person to whom annuity payments will be made. For certain contract owners, this restriction may not apply to you, depending on when you purchased your contract. See Appendix “Contract variations” for more information. However, the Benefit will not terminate if the ownership of the contract is transferred to: (i) a family member (as defined in the contract); (ii) a trust created for the benefit of a family member or members; (iii) a trust qualified under section 501(c) of the Internal Revenue Code; or (iv) a successor by operation of law, such as an executor or guardian. Please speak with your financial professional for further information. See Appendix “State contract availability and/or variations of certain features and benefits” for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of a Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available (except for Rollover TSA contracts) and you cannot assign Rollover IRA, Roth Conversion

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IRA, QP or Rollover TSA contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer’s plan.

For limited transfers of ownership after the owner’s death see “Beneficiary continuation option” in “Benefits available under the contract”. You may direct the transfer of the values under your Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, we will impose a withdrawal charge, if one applies.

About Custodial IRAs

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, the Company will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. The Company will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. The Company will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. The Company may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

How divorce may affect your guaranteed benefits

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

Distribution of the contracts

The contracts are distributed by both Equitable Advisors and Equitable Distributors. The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

Equitable Advisors is an affiliate of the Company, and Equitable Distributors is an indirect wholly owned subsidiary of the Company. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Both broker-dealers also act as distributors for other life and annuity products we issue.

The contracts are sold by financial professionals of Equitable Advisors and its affiliates. The contracts may also be sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors (“Selling broker-dealers”).

The Company pays compensation to both Distributors based on contracts sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see “Fee table” and “Charges and expenses”.

Equitable Advisors Compensation.  The Company pays compensation to Equitable Advisors based on contributions made on the contracts sold through Equitable Advisors (“contribution-based compensation”). The contribution-based compensation will generally not exceed 8.50% of total contributions. Equitable Advisors, in turn, may pay a portion of the contribution-based compensation received from the Company to the Equitable Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to (a) 0.60% of the account value of the contract sold for Accumulator® and Accumulator® PlusSM contracts; (b) 1.20% of the account value of the contract sold for Accumulator® EliteSM contracts; and (c) 1.00% of the account value of the contract sold for Accumulator® SelectSM contracts (“asset-based compensation”). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by Equitable Advisors varies among financial professionals and among Selling broker-dealers. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not Equitable Advisors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

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Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

Equitable Advisors financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company’s contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation.  In an effort to promote the sale of the Company’s products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of our contract than it pays for the sale of a contract or other financial product issued by a company other than us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same contract. Equitable Advisors also pay different levels of compensation based on different contract types. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company’s contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company’s contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company’s contracts and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our contract over a contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA and other federal and state regulatory authorities, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Equitable Distributors Compensation.  The Company pays contribution-based and asset-based compensation (together “compensation”) to Equitable Distributors. Contribution-based compensation is paid based on the Company’s contracts sold through Equitable Distributors’ Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of Equitable Distributors’ Selling broker-dealers. Contribution-based compensation will generally not exceed (a) 6.75% for Accumulator® PlusSM contracts; (b) 7.50% for Accumulator® contracts; (c) 6.50% for Accumulator® EliteSM contracts; and (d) 2.00% for Accumulator® SelectSM contracts, of the total contributions made under the contracts. Equitable Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which the Company pays to Equitable Distributors will be reduced by the same amount, and the Company will pay Equitable Distributors asset-based compensation on the contract equal to the asset-based compensation which Equitable Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by Equitable Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not Equitable Distributors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

The Company also pays Equitable Distributors compensation to cover its operating expenses and marketing services under the terms of the Company’s distribution agreements with Equitable Distributors.

Additional payments by Equitable Distributors to Selling broker-dealers.  Equitable Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of

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services provided or expenses incurred. Equitable Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company’s products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, Equitable Distributors increases the marketing allowance as certain sales thresholds are met. Equitable Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company’s products, Equitable Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as “compensation enhancements”). Equitable Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain of our contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company’s contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2020) received additional payments. These additional payments ranged from $209.00 to $6,528,369.16. The Company and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of the Company’s contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

Allstate Financial Services, LLC

American Portfolios Financial Services

Ameriprise Financial Services

Avantax Investment Services, Inc.

BBVA Securities, Inc.

Cabot Lodge Securities, LLC

Cadaret, Grant & Co., Inc.

Cambridge Investment Research

Centaurus Financial, Inc.

Cetera Financial Group

Citigroup Global Markets, Inc.

Citizens Investment Services

Commonwealth Financial Network

Community America Financial Solution

CUNA Brokerage Services

CUSO Financial Services

DPL Financial Partners

Equity Services Inc.

Farmer’s Financial Solution

Galt Financial Group, Inc.

Geneos Wealth Management

Gradient Securities, LLC

H. Beck, Inc.

Huntleigh Securities Corporation

Independent Financial Group, LLC

Infinex Investments Inc.

Janney Montgomery Scott LLC

Kestra Investment Services, LLC

Key Investment Services LLC

Ladenburg Thalmann Advisor Network, LLC

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Lincoln Investment Planning

Lion Street Financial

LPL Financial Corporation

Lucia Securities, LLC

MML Investors Services, LLC

Morgan Stanley Smith Barney

Mutual of Omaha Investment Services, Inc.

Next Financial Group, Inc.

Park Avenue Securities, LLC

PlanMember Securities Corp.

PNC Investments

Primerica Financial Services, Inc.

Pruco Securities, LLC

Purshe Kaplan Sterling Investments, Inc

Raymond James

RBC Capital Markets Corporation

Santander Securities Corp.

Sigma Financial Corporation

Stifel, Nicolaus & Company, Inc.

SunTrust Investment Services, Inc.

The Advisor Group (AIG)

The Huntington Investment Company

The Leaders Group, Inc.

TransAmerica Financial Advisors

U.S. Bank Center

UBS Financial Services Inc.

Valmark Securities, Inc.

Voya Financial Advisors, Inc.

Waddell & Reed, Inc.

Wells Fargo

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10. Incorporation of certain documents by reference

The Company’s Annual Report on Form 10-K for the period ended December 31, 2020 (the “Annual Report”) is considered to be part of this Prospectus because it is incorporated by reference.

The Company files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC’s public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC’s website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, the Company has filed with the SEC a registration statement relating to the fixed maturity option (the “Registration Statement”). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 (“Exchange Act”), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to:

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

Attention: Corporate Secretary (telephone: (212) 554-1234)

You can access our website at www.equitable.com.

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Appendix: Portfolio Companies available under the contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146643. You can request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

				Average Annual Total Returns (as of 12/31/2020)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		1 year	5 year	10 year
Speciality	1290 VT GAMCO Mergers & Acquisitions - Equitable Investment Management Group, LLC (“EIMG”); GAMCO Asset Management, Inc.	1.30%	^	-1.33%	0.66%	3.12%
Equity	1290 VT GAMCO Small Company Value - EIMG; GAMCO Asset Management, Inc.	1.07%		9.51%	4.48%	10.29%
Equity	1290 VT SmartBeta Equity - EIMG; AXA Rosenberg Investment Management LLC	1.10%	^	10.95%	9.78%	11.26%
Equity	1290 VT Socially Responsible - EIMG; BlackRock Investment Management, LLC	0.93%		20.01%	14.33%	14.62%
Equity	EQ/400 Managed Volatility† - EiMG; AllianceBernstein L.P.; BlackRock Investment Management, LLC	0.85%	^	13.47%	7.53%	11.40%
Equity	EQ/2000 Managed Volatility† - EiMG; AllianceBernstein L.P.; BlackRock Investment Management, LLC	0.84%		19.31%	9.35%	12.40%
Fixed Income	EQ/AB Short Duration Government Bond - EIMG; AllianceBernstein L.P.	0.80%	^	0.94%	1.56%	1.01%
Equity	EQ/AB Small Cap Growth - EIMG; AllianceBernstein L.P.	0.92%		36.05%	17.01%	17.21%
Asset Allocation	EQ/Aggressive Allocation Allocation† - EIMG	1.16%		15.41%	9.45%	11.17%
Asset Allocation	EQ/Aggressive Growth Strategy† - EIMG	1.03%		14.52%	9.28%	10.50%
Asset Allocation	EQ/Balanced Strategy(1)† - EIMG	0.99%		11.20%	7.24%	7.50%
Equity	EQ/ClearBridge Select Equity Managed Volatility† - EIMG; ClearBridge Investments, LLC, BlackRock Investment Management, LLC	1.06%	^	36.15%	17.81%	16.14%
Equity	EQ/Common Stock Index - EIMG; AllianceBernstein L.P.	0.68%	^	19.76%	13.68%	14.61%
Asset Allocation	EQ/Conservative Allocation† - EIMG	1.00%	^	7.35%	4.90%	4.51%
Asset Allocation	EQ/Conservative-Plus Allocation† - EIMG	1.09%		9.96%	6.33%	6.51%
Fixed Income	EQ/Core Bond Index - EIMG; SSGA Funds Management, Inc.	0.65%	^	6.09%	4.17%	3.06%
Equity	EQ/Equity 500 Index - EIMG; AllianceBernstein, L.P.	0.55%	^	17.76%	13.53%	14.52%
Asset Allocation	EQ/Franklin Balanced Managed Volatility(2)† - EIMG; BlackRock Investment Management, LLC; Franklin Advisers, Inc.	1.05%	^	5.69%	5.64%	7.46%
Equity	EQ/Franklin Small Cap Value Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Franklin Mutual Advisers, LLC	1.06%	^	12.31%	7.10%	11.38%
Equity	EQ/Global Equity Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Invesco Advisers, Inc.; Morgan Stanley Investment Management Inc.	1.10%	^	14.22%	7.93%	10.62%
Fixed Income	EQ/Intermediate Government Bond - EIMG; SSGA Funds Management, Inc.	0.65%	^	4.34%	3.08%	2.00%
Equity	EQ/International Core Managed Volatility† - EIMG; Federated Global Investment Management Corp., Massachusetts Financial Services Company d/b/a MFS Investment Management, EARNEST Partners, LLC, BlackRock Investment Management, LLC	1.06%		8.45%	4.18%	7.44%
Equity	EQ/International Equity Index - EIMG; AllianceBernstein L.P.	0.79%	^	3.89%	2.47%	6.26%
Equity	EQ/International Value Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Harris Associates L.P.	1.06%		4.20%	2.18%	5.81%
Equity	EQ/Janus Enterprise - EIMG; Janus Capital Management LLC	1.05%	^	18.81%	16.77%	14.27%
Equity	EQ/Large Cap Core Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Capital International, Inc.; GQG Partners LLC; Vaughn Nelson Investment Management	0.91%		16.36%	12.27%	13.63%

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				Average Annual Total Returns (as of 12/31/2020)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		1 year	5 year	10 year
Equity	EQ/Large Cap Growth Index - EIMG; AllianceBernstein L.P.	0.73%		37.36%	22.03%	20.08%
Equity	EQ/Large Cap Growth Managed Volatility† - EIMG; BlackRock Investment Management, LLC; HS Management Partners, LLC; Loomis, Sayles & Company, L.P.; Polen Capital Management, LLC; T. Rowe Price Associates, Inc.	0.86%		31.99%	19.65%	18.48%
Equity	EQ/Large Cap Value Index - EIMG; AllianceBernstein L.P.	0.75%		2.23%	5.39%	9.02%
Equity	EQ/Large Cap Value Managed Volatility† - EIMG; AllianceBernstein L.P., BlackRock Investment Management. LLC, Massachusetts Financial Services Company d/b/a MFS Investment Management	0.86%		5.70%	6.10%	9.42%
Equity	EQ/Mid Cap Index - EIMG; AllianceBernstein L.P.	0.72%		12.84%	7.71%	11.59%
Equity	EQ/Mid Cap Value Managed Volatility† - EIMG; Diamond Hill Capital Management, Inc., Wellington Management Company LLP, BlackRock Investment Management, LLC	0.97%		4.99%	4.83%	8.77%
Asset Allocation	EQ/Moderate Allocation† - EIMG	1.08%		11.27%	6.98%	7.45%
Asset Allocation	EQ/Moderate-Plus Allocation† - EIMG	1.12%		14.13%	8.47%	9.48%
Money Market	EQ/Money Market(3) - EIMG; BNY Mellon Investment Adviser, Inc.	0.71%		0.20%	1.00%	0.68%
Fixed Income	EQ/Quality Bond Plus - EIMG; AllianceBernstein L.P.; Pacific Investment Management Company LLC	0.80%		5.98%	3.90%	2.84%
Equity	EQ/Small Company Index - EIMG; AllianceBernstein L.P.	0.64%		19.73%	9.95%	12.81%
Speciality	Multimanager Technology - EIMG; Allianz Global Investors U.S. LLC, AllianceBernstein L.P., Wellington Management Company LLP	1.25%	^	53.26%	29.30%	26.79%
†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” in “Purchasing the Contract” for more information regarding volatility management.

Δ

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the chart by a “Δ”. Any such unaffiliated Portfolio is not identified In the chart. See “Portfolios of the Trusts” in “Purchasing the Contract” for more information regarding volatility management.

^	This Portfolio’s annual expenses reflect temporary fee reductions.
(1)

This variable investment option is not available for investment until on or about June 18, 2021. This is the surviving variable investment option of a Portfolio merger on or about June 18, 2021. The acquired variable investment option is EQ/Franklin Balanced Managed Volatility and it may continue to be used in certain documents for a period of time after the date of the merger.

(2)

This is the acquired variable investment option of a Portfolio merger on or about June 18, 2021 and it will no longer be available after the merger. It may continue to be used in certain documents for a period of time after the date of the merger.

(3)

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

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Appendix: Purchase considerations for QP contracts(1)

This information is provided for historical purposes only. The contract is no longer available to new purchasers.

Trustees who are considering the purchase of an Accumulator® Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer’s plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator® Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator® Series QP contract to fund a plan for the contract’s features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

We will not accept defined benefit plans. This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or other contributions from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A “designated Roth contribution account” is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 70 or if later, the first contract anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges; (2) market value adjustments; or (3) benefit base adjustments to an optional benefit.

The Company’s only role is that of the issuer of the contract. The Company is not the plan administrator. The Company will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan’s administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. The Company will never make payments under a QP contract to any person other than the plan trust owner.

Given that lifetime required minimum distributions must generally commence from the plan for participants after age 72, trustees should consider:

•	whether required minimum distributions under QP contracts would cause withdrawals in excess of 6% of the Guaranteed minimum income benefit Roll-Up benefit base;

•

that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

•	that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust and may not be rollover eligible.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisors whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

(1)	QP contracts are available for Accumulator®, Accumulator® PlusSM, and Accumulator® EliteSM contract owners only.

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Appendix: Enhanced death benefit example

The death benefit under the contract is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator®, Accumulator® EliteSM and Accumulator® SelectSM contracts. The enhanced death benefit calculation for Accumulator® PlusSM contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option or the fixed maturity options or the Special 10 year fixed maturity option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an annuitant age 45 would be calculated as follows:

For all Accumulator® SeriesSM contracts except Accumulator® PlusSM contracts:

End of contract year	Account value	6% Roll-Up to age 85 benefit base	Annual Ratchet to age 85 benefit base
1	$105,000	$106,000(1)	$105,000(3)
2	$115,500	$112,360(2)	$115,500(3)
3	$129,360	$119,102(2)	$129,360(3)
4	$103,488	$126,248(1)	$129,360(4)
5	$113,837	$133,823(1)	$129,360(4)
6	$127,497	$141,852(1)	$129,360(4)
7	$127,497	$150,363(1)	$129,360(4)

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

6% Roll-Up to age 85

(1)	At the end of contract years 1 and 4 through 7, the 6% Roll-Up to age 85 enhanced death benefit is greater than the current account value.

(2)	At the end of contract years 2 and 3, the 6% Roll-Up to age 85 enhanced death benefit is equal to the current account value.

Annual Ratchet to age 85

(3)	At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(4)

At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85

The enhanced death benefit under this option for each year shown is the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

The following illustrates the enhanced death benefit calculation for Accumulator®, Accumulator® EliteSM and Accumulator® SelectSM contracts. The enhanced death benefit calculation for Accumulator® PlusSM contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option or the fixed maturity options or the Special 10 year fixed maturity

103

option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an annuitant age 45 would be calculated as follows:

End of Contract Year	Account Value	6% Roll-Up to age 85 benefit base	Annual Ratchet to age 85 benefit base
1	$109,200	$106,000(2)	$109,200(3)
2	$120,120	$112,360(2)	$120,120(3)
3	$134,534	$119,102(2)	$134,534(3)
4	$107,628	$126,248(1)	$134,534(4)
5	$118,390	$133,823(1)	$134,534(4)
6	$132,597	$141,852(1)	$134,534(4)
7	$132,597	$150,363(1)	$134,534(4)

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

6% Roll-Up to age 85

(1)	At the end of contract years 4 through 7, the 6% Roll-Up to age 85 enhanced death benefit is greater than the current account value.

(2)	At the end of contract years 1 through 3, the 6% Roll-Up to age 85 enhanced death benefit is equal to the current account value.

Annual Ratchet to age 85

(3)	At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(4)

At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85

The enhanced death benefit under this option for each year shown is the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

104

Appendix: Hypothetical Illustrations

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the “Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85” Guaranteed minimum death benefit, the Protection PlusSM benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for Accumulator®, Accumulator® PlusSM, Accumulator® EliteSM, and Accumulator® SelectSM contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution to variable investment options that roll-up at 6% only and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (2.20)% and 3.80% for the Accumulator® contracts; (2.45)% and 3.55% for Accumulator® PlusSM contracts; (2.60)% and 3.40% for Accumulator® EliteSM contracts; and (2.65)% and 3.35% for Accumulator® SelectSM contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit, Protection PlusSM benefit and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return would be lower; however, the values shown in the following tables reflect the following contract charges: the “Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85” Guaranteed minimum death benefit charge, the Protection PlusSM benefit charge, and the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under “Lifetime annual guaranteed minimum income benefit” reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An “N/A” in these columns indicates that the benefit is not exercisable in that year. A “0” under any of the death benefit and/or “Lifetime annual guaranteed minimum income benefit” columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.43%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.27% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in “Fee table”. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

105

Variable deferred annuity

Accumulator®

$100,000 Single contribution and no withdrawals

Male, issue age 60

Benefits:

Greater of 6% Roll-up to age 85 or the Annual Ratchet to age 85 Guaranteed minimum death benefit

Protection PlusSM

Guaranteed minimum income benefit

						Greater of 6% Roll up to age 85 or the Annual Ratchet to age 85 Guaranteed		Total Death Benefit with Protection Plus		Lifetime Annual Guaranteed Minimum Income Benefit
Age	Contract Year	Account Value		Cash Value		Minimum Death Benefit				Guaranteed Income		Hypothetical Income
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
60	0	100,000	100,000	93,000	93,000	100,000	100,000	100,000	100,000	N/A	N/A	N/A	N/A
61	1	96,133	102,112	89,133	95,112	106,000	106,000	108,400	108,400	N/A	N/A	N/A	N/A
62	2	92,284	104,216	85,284	97,216	112,360	112,360	117,304	117,304	N/A	N/A	N/A	N/A
63	3	88,449	106,309	82,449	100,309	119,102	119,102	126,742	126,742	N/A	N/A	N/A	N/A
64	4	84,623	108,385	78,623	102,385	126,248	126,248	136,747	136,747	N/A	N/A	N/A	N/A
65	5	80,798	110,437	75,798	105,437	133,823	133,823	147,352	147,352	N/A	N/A	N/A	N/A
66	6	76,971	112,459	73,971	109,459	141,852	141,852	158,593	158,593	N/A	N/A	N/A	N/A
67	7	73,135	114,444	72,135	113,444	150,363	150,363	170,508	170,508	N/A	N/A	N/A	N/A
68	8	69,283	116,385	69,283	116,385	159,385	159,385	183,139	183,139	N/A	N/A	N/A	N/A
69	9	65,410	118,273	65,410	118,273	168,948	168,948	196,527	196,527	N/A	N/A	N/A	N/A
70	10	61,508	120,099	61,508	120,099	179,085	179,085	210,719	210,719	10,584	10,584	10,584	10,584
75	15	41,267	127,933	41,267	127,933	239,656	239,656	295,518	295,518	15,362	15,362	15,362	15,362
80	20	19,075	132,382	19,075	132,382	320,714	320,714	408,999	408,999	21,841	21,841	21,841	21,841
85	25	0	131,190	0	131,190	0	429,187	0	517,472	0	39,700	0	39,700
90	30	0	141,546	0	141,546	0	429,187	0	517,472	N/A	N/A	N/A	N/A
95	35	0	153,807	0	153,807	0	429,187	0	517,472	N/A	N/A	N/A	N/A

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a policy would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

106

Variable Deferred Annuity

Accumulator® PlusSM

$100,000 Single contribution and no withdrawals

Male, issue age 60

Benefits:

Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 Guaranteed minimum death benefit

Protection Plus

Guaranteed minimum income benefit

						Greater of 6% Roll up to age 85 or the Annual Ratchet to age 85 Guaranteed		Total Death Benefit with Protection Plus		Lifetime Annual Guaranteed Minimum Income Benefit
Age	Contract Year	Account Value		Cash Value		Minimum Death Benefit				Guaranteed Income		Hypothetical Income
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
60	0	104,000	104,000	96,000	96,000	100,000	100,000	100,000	100,000	N/A	N/A	N/A	N/A
61	1	99,772	105,990	91,772	97,990	106,000	106,000	108,400	108,400	N/A	N/A	N/A	N/A
62	2	95,582	107,964	87,582	99,964	112,360	112,360	117,304	117,304	N/A	N/A	N/A	N/A
63	3	91,425	109,917	84,425	102,917	119,102	119,102	126,742	126,742	N/A	N/A	N/A	N/A
64	4	87,295	111,842	80,295	104,842	126,248	126,248	136,747	136,747	N/A	N/A	N/A	N/A
65	5	83,186	113,735	77,186	107,735	133,823	133,823	147,352	147,352	N/A	N/A	N/A	N/A
66	6	79,091	115,587	74,091	110,587	141,852	141,852	158,593	158,593	N/A	N/A	N/A	N/A
67	7	75,003	117,392	71,003	113,392	150,363	150,363	170,508	170,508	N/A	N/A	N/A	N/A
68	8	70,917	119,141	67,917	116,141	159,385	159,385	183,139	183,139	N/A	N/A	N/A	N/A
69	9	66,826	120,827	66,826	120,827	168,948	168,948	196,527	196,527	N/A	N/A	N/A	N/A
70	10	62,722	122,440	62,722	122,440	179,085	179,085	210,719	210,719	10,584	10,584	10,584	10,584
75	15	41,692	129,034	41,692	129,034	239,656	239,656	295,518	295,518	15,362	15,362	15,362	15,362
80	20	19,063	131,944	19,063	131,944	320,714	320,714	408,999	408,999	21,841	21,841	21,841	21,841
85	25	0	128,920	0	128,920	0	429,187	0	517,472	0	39,700	0	39,700
90	30	0	137,096	0	137,096	0	429,187	0	517,472	N/A	N/A	N/A	N/A
95	35	0	146,661	0	146,661	0	429,187	0	517,472	N/A	N/A	N/A	N/A

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

107

Variable Deferred Annuity

Accumulator® EliteSM

$100,000 single contribution and no withdrawals

Male, issue age 60

Benefits:

Greater of 6% Roll-Up or the Annual Ratchet to age 85 Guaranteed minimum death benefit

Protection Plus

Guaranteed minimum income benefit

						Greater of 6% Roll up to age 85 or the Annual Ratchet to age 85 Guaranteed		Total Death Benefit with Protection Plus		Lifetime Annual Guaranteed Minimum Income Benefit
Age	Contract Year	Account Value		Cash Value		Minimum Death Benefit				Guaranteed Income		Hypothetical Income
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
60	0	100,000	100,000	92,000	92,000	100,000	100,000	100,000	100,000	N/A	N/A	N/A	N/A
61	1	95,734	101,713	87,734	93,713	106,000	106,000	108,400	108,400	N/A	N/A	N/A	N/A
62	2	91,514	103,399	84,514	96,399	112,360	112,360	117,304	117,304	N/A	N/A	N/A	N/A
63	3	87,334	105,051	81,334	99,051	119,102	119,102	126,742	126,742	N/A	N/A	N/A	N/A
64	4	83,188	106,665	78,188	101,665	126,248	126,248	136,747	136,747	N/A	N/A	N/A	N/A
65	5	79,068	108,233	79,068	108,233	133,823	133,823	147,352	147,352	N/A	N/A	N/A	N/A
66	6	74,970	109,748	74,970	109,748	141,852	141,852	158,593	158,593	N/A	N/A	N/A	N/A
67	7	70,886	111,202	70,886	111,202	150,363	150,363	170,508	170,508	N/A	N/A	N/A	N/A
68	8	66,809	112,589	66,809	112,589	159,385	159,385	183,139	183,139	N/A	N/A	N/A	N/A
69	9	62,732	113,897	62,732	113,897	168,948	168,948	196,527	196,527	N/A	N/A	N/A	N/A
70	10	58,648	115,119	58,648	115,119	179,085	179,085	210,719	210,719	10,584	10,584	10,584	10,584
75	15	37,774	119,537	37,774	119,537	239,656	239,656	295,518	295,518	15,362	15,362	15,362	15,362
80	20	15,459	119,877	15,459	119,877	320,714	320,714	408,999	408,999	21,841	21,841	21,841	21,841
85	25	0	113,861	0	113,861	0	429,187	0	517,472	0	39,700	0	39,700
90	30	0	118,559	0	118,559	0	429,187	0	517,472	N/A	N/A	N/A	N/A
95	35	0	124,014	0	124,014	0	429,187	0	517,472	N/A	N/A	N/A	N/A

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

108

Variable deferred annuity

Accumulator® SelectSM

$100,000 Single contribution and no withdrawals

Male, issue age 60

Benefits:

Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 Guaranteed minimum death benefit

Protection Plus

Guaranteed minimum income benefit

						Greater of 6% Roll up to age 85 or the Annual Ratchet to age 85 Guaranteed		Total Death Benefit with Protection Plus		Lifetime Annual Guaranteed Minimum Income Benefit
Age	Contract Year	Account Value		Cash Value		Minimum Death Benefit				Guaranteed Income		Hypothetical Income
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
60	0	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	N/A	N/A	N/A	N/A
61	1	95,684	101,663	95,684	101,663	106,000	106,000	108,400	108,400	N/A	N/A	N/A	N/A
62	2	91,418	103,297	91,418	103,297	112,360	112,360	117,304	117,304	N/A	N/A	N/A	N/A
63	3	87,195	104,895	87,195	104,895	119,102	119,102	126,742	126,742	N/A	N/A	N/A	N/A
64	4	83,009	106,451	83,009	106,451	126,248	126,248	136,747	136,747	N/A	N/A	N/A	N/A
65	5	78,854	107,959	78,854	107,959	133,823	133,823	147,352	147,352	N/A	N/A	N/A	N/A
66	6	74,723	109,412	74,723	109,412	141,852	141,852	158,593	158,593	N/A	N/A	N/A	N/A
67	7	70,608	110,802	70,608	110,802	150,363	150,363	170,508	170,508	N/A	N/A	N/A	N/A
68	8	66,504	112,121	66,504	112,121	159,385	159,385	183,139	183,139	N/A	N/A	N/A	N/A
69	9	62,403	113,360	62,403	113,360	168,948	168,948	196,527	196,527	N/A	N/A	N/A	N/A
70	10	58,299	114,509	58,299	114,509	179,085	179,085	210,719	210,719	10,584	10,584	10,584	10,584
75	15	37,355	118,520	37,355	118,520	239,656	239,656	295,518	295,518	15,362	15,362	15,362	15,362
80	20	15,032	118,382	15,032	118,382	320,714	320,714	408,999	408,999	21,841	21,841	21,841	21,841
85	25	0	111,816	0	111,816	0	429,187	0	517,472	0	39,700	0	39,700
90	30	0	115,884	0	115,884	0	429,187	0	517,472	N/A	N/A	N/A	N/A
95	35	0	120,596	0	120,596	0	429,187	0	517,472	N/A	N/A	N/A	N/A

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

109

Appendix: Guaranteed principal benefit example

For purposes of these examples, we assume that there is an initial contribution of $100,000, made to the contract on February 15, 2020. We also assume that no additional contributions, no transfers among options and no withdrawals from the contract are made. For GPB Option 1, the example also assumes that a 10 year fixed maturity option is chosen. The hypothetical gross rates of return with respect to amounts allocated to the variable investment options are 0%, 6% and 10%. The numbers below reflect the deduction of all applicable separate account and contract charges, and also reflect the charge for GPB Option 2. Also, for any given performance of your variable investment options, GPB Option 1 produces higher account values than GPB Option 2 unless investment performance has been significantly positive. The examples should not be considered a representation of past or future expenses. Similarly, the annual rates of return assumed in the example are not an estimate or guarantee of future investment performance. GPB Options 1 and 2 were only available at issue. The dates in the example are provided for illustrative purposes only.

For Accumulator® contracts:

	Assuming 100% in fixed maturity option	Under GPB Option 1	Under GPB Option 2		Assuming 100% in variable investment options
Amount allocated to FMO on February 15, 2021 based upon a 3.10% rate to maturity	100,000	73,680	40,000		—
Initial account value allocated to the variable investment options on February 15, 2021	0	26,320	60,000		100,000
Account value in the fixed maturity option on February 15, 2031	135,725	100,000	54,290		0
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2031, assuming a 0% gross rate of return)	135,725	120,771	100,000	(1)	78,916
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2031, assuming a 6% gross rate of return)	135,725	137,705	133,322	(2)	143,256
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2031, assuming a 10% gross rate of return)	135,725	155,059	170,425	(2)	209,191
(1)	Since the annuity account value is less than the altenate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $2,784 in this example
(2)	Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.

110

For Accumulator® PlusSM contracts:

	Assuming 100% in fixed maturity option	Under GPB Option 1	Under GPB Option 2		Assuming 100% in variable investment options
Amount allocated to FMO on February 15, 2021 based upon a 3.10% rate to maturity	104,000	76,627	41,600		—
Initial account value allocated to the variable investment options on February 15, 2021	0	27,373	62,400		104,000
Account value in the fixed maturity option on February 15, 2031	141,154	104,000	56,462		0
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2031, assuming a 0% gross rate of return)	141,154	125,055	100,000	(1)	79,996
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2031, assuming a 6% gross rate of return)	141,154	142,278	136,657	(2)	145,432
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2031, assuming a 10% gross rate of return)	141,154	159,946	174,426	(2)	212,559
(1)	Since the annuity account value is less than the altenate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $59 in this example
(2)	Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.

For Accumulator® EliteSM contracts

	Assuming 100% in fixed maturity option	Under GPB Option 1	Under GPB Option 2		Assuming 100% in variable investment options
Amount allocated to FMO on February 15, 2021 based upon a 3.10% rate to maturity	100,000	73,680	40,000		—
Initial account value allocated to the variable investment options on February 15, 2021	0	26,320	60,000		100,000
Account value in the fixed maturity option on February 15, 2031	135,725	100,000	54,290		0
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2031, assuming a 0% gross rate of return)	135,725	119,936	100,000	(1)	75,743
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2031, assuming a 6% gross rate of return)	135,725	136,275	130,269	(2)	137,823
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2031, assuming a 10% gross rate of return)	135,725	153,047	166,120	(2)	201,548
(1)	Since the annuity account value is less than the altenate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $4,561 in this example
(2)	Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.

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For Accumulator® SelectSM contracts:

	Assuming 100% in fixed maturity option	Under GPB Option 1	Under GPB Option 2		Assuming 100% in variable investment options
Amount allocated to FMO on February 15, 2021 based upon a 3.10% rate to maturity	100,000	73,680	40,000		—
Initial account value allocated to the variable investment options on February 15, 2021	0	26,320	60,000		100,000
Account value in the fixed maturity option on February 15, 2031	135,725	100,000	54,290		0
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2031, assuming a 0% gross rate of return)	135,725	119,833	100,000	(1)	75,355
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2031, assuming a 6% gross rate of return)	135,725	136,100	129,894	(2)	137,157
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2031, assuming a 10% gross rate of return)	135,725	152,801	165,592	(2)	200,610
(1)	Since the annuity account value is less than the altenate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $4,779 in this example
(2)	Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.

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Appendix: Protection PlusSM example

The following illustrates the calculation of a death benefit that includes Protection Plus for an annuitant age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. If you purchased your contract after approximately September 2003, the example shown in the second and third columns apply. For all other contract owners, the example in the last two columns apply. The calculation is as follows:

		No Withdrawal	$3000 withdrawal	$6000 withdrawal	$3000 withdrawal - Pro rata Treatment	$6000 withdrawal - Pro rata Treatment
A	Initial Contribution	100,000	100,000	100,000	100,000	100,000
B	Death Benefit: prior to withdrawal.(1)	104,000	104,000	104,000	104,000	104,000
C	Protection Plus Earnings: Death Benefit less net contributions (prior to the withdrawal in D). B minus A.	4,000	4,000	4,000	N/A	N/A
D	Withdrawal	0	3,000	6,000	3,000	6,000
E	Withdrawal % as a % of AV (assuming Death Benefit = AV) greater of D divided by B	0.00%	N/A	N/A	2.88%	5.77%
F	Excess of the withdrawal over the Protection Plus earnings greater of D minus C or zero	0	0	2,000	N/A	N/A
G	Net Contributions (adjusted for the withdrawal in D) A reduced for E or F	100,000	100,000	98,000	97,115	94,231
H	Death Benefit (adjusted for the withdrawal in D) B minus D	104,000	101,000	98,000	101,000	98,000
I	Death Benefit less Net Contributions H minus G	4,000	1,000	0	3,885	3,769
J	Protection Plus Factor	40%	40%	40%	40%	40%
K	Protection Plus Benefit I times J	1,600	400	0	1,554	1,508
L	Death Benefit: Including Protection Plus H plus K	105,600	101,400	98,000	102,554	99,508
(1)	The Death Benefit is the greater of the Account Value or any applicable death benefit

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Appendix: State contract availability and/or variations of certain features and benefits

Certain information is provided for historical purposes only. The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The following information is a summary of the states where the Accumulator® Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract’s features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and can not be added. Please contact your financial professional for more information about availability in your state. See also the “Contract Variations” appendix for information about the availability of certain features and their charges, if applicable, under your contract.

States where certain Accumulator® SeriesSM features and/or benefits are not available or vary:

State	Features and Benefits	Availability or Variation
California	See “Purchasing the Contract”—”Your right to cancel within a certain number of days”	If you reside in the state of California and you are age 60 and older at the time the contract is issued, you may return your variable annuity contract within 30 days from the date that you receive it and receive a refund as described below.

If you allocate your entire initial contribution to the money market account (and/or guaranteed interest option, if available), the amount of your refund will be equal to your contribution, unless you make a transfer, in which case the amount of your refund will be equal to your account value on the date we receive your request to cancel at our processing office. This amount could be less than your initial contribution. If you allocate any portion of your initial contribution to the variable investment options (other than the money market account) and/or fixed maturity options, your refund will be equal to your account value on the date we receive your request to cancel at our processing office.
Florida	See “Your right to cancel within a certain number of days” in “Purchasing the Contract”	If you reside in the state of Florida and you are age 65 or older at the time the contract is issued, you may cancel your variable annuity contract and return it to us within 21 days from the date that you receive it. You will receive an unconditional refund equal to the cash surrender value provided in the annuity contract, plus any fees or charges deducted from the contributions or imposed under the contract.

If you reside in the state of Florida and you are age 64 or younger at the time the contract is issued, you may cancel your variable annuity contract and return it to us within 14 days from the date that you receive it. You will receive an unconditional refund equal to your contributions, including any contract fees or charges.

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State	Features and Benefits	Availability or Variation
Florida (continued)	See “Purchasing the Contract” in “Credits” (For Accumulator® Plus contracts only)	The following information replaces the second bullet to the final set of bullets in this section:

•   You may annuitize your contract after thirteen months, however, if you elect to receive annuity payments within five years of the contract date, we will recover the credit that applies to any contribution made in that five years. If you start receiving annuity payments after five years from the contract date and within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years.

	See “Transfers of ownership, collateral assignments, loans and borrowing” in “More information”	The second paragraph in this section is deleted.
Illinois	See “Purchasing the Contract” in “Credits” (for Accumulator® Plus contracts only)	The following information replaces the second bullet to the final set of bullets in this section:

You may annuitize your contract after thirteen months, however, if you elect to receive annuity payments within five years of the contract date, we will recover the credit that applies to any contribution made in that five years. If you start receiving annuity payments after five years from the contract date and within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years.

	See “Selecting an annuity payout option” under “Your annuity payout options“ in “Accessing Your Money”	Annuity payments may be elected twelve months from the contract date.
Maryland	Fixed maturity options	Not Available

	Guaranteed principal benefit option 1 and Guaranteed principal benefit option 2	Not Available
Massachusetts	Automatic investment program	Not Available

	Annual administrative charge	The annual administrative charge will not be deducted from amounts allocated to the Guaranteed interest option.

	See “How you can purchase and contribute to your contract” in “Purchasing the Contract” and Appendix “Rules regarding contributions to your contract” (for Accumulator®, Accumulator® PlusSM, and Accumulator® EliteSM contracts only)	Additional contributions are limited to the first two years after the contract issue date only.

	See “Disability, terminal illness, or confinement to nursing home” under “Withdrawal charge” in “Charges and expenses” (for Accumulator®, Accumulator® PlusSM, and Accumulator® EliteSM contracts only)	This section is deleted in its entirety.
Minnesota	See “Principal ProtectorSM and “Beneficiary continuation option” in “Benefits available under the contract”	Principal ProtectorSM is discontinued if the Beneficiary continuation option is elected.
New York	Greater of the 6% Roll-Up or Annual Ratchet Guaranteed minimum death benefit	Not Available (you have a choice of the standard death benefit or the Annual Ratchet to age 85 guaranteed minimum death benefit), as described earlier in this Prospectus.

	Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset	Not Available

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State	Features and Benefits	Availability or Variation

New York (continued)	Guaranteed minimum income benefit no lapse guarantee (for Accumulator® PlusSM, Accumulator® EliteSM, and Accumulator® SelectSM contracts only)	Not Available
	Principal ProtectorSM	Not Available

	Protection PlusSM	Not Available

	Fixed maturity options (for Accumulator® PlusSM contracts only)	Not Available

	Guaranteed principal benefit option 1 and Guaranteed principal benefit option 2 (for Accumulator® PlusSM contracts only)	Not Available

	“Indication of Intent” (for Accumulator® PlusSM contracts only)	The “Indication of Intent” approach to first year contributions in connection with the contribution crediting rate is not available.

	See “Purchasing the Contract” in “Credits”(for Accumulator® PlusSM contracts only)	The following information is added as the third bullet to the final set of bullets in this section:

•  Where annuity payments may begin after the first contract year, if you elect to receive annuity payments, we will not recover the credit on any contributions. See “The amount applied to purchase an annuity payout option” in “Accessing your money” for more information on the effect of annuitization in New York.

	See “Effect of your account value falling to zero” in “Determining your contract’s value”	If your account value in the variable investment options is insufficient to pay the annual administrative charge, or the Annual Ratchet to age 85 death benefit charge, and you have no account value in the guaranteed interest option, your contract will terminate without value, and you will lose any applicable benefits. See “Charges and expenses”.

	See “Annuity maturity date” in “Accessing your money” (for Accumulator® PlusSM contracts only)	Your contract has a maturity date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is the contract date that follows the annuitant’s 90th birthday.

	See “Annuity maturity date” in “Accessing your money” (for Accumulator®, Accumulator® EliteSM, and Accumulator® SelectSM contracts only)	The maturity date by which you must take a lump sum withdrawal or select an annuity payout option is as follows:

Issue age	Maximum Annuitization age
0-80	90
81	91
82	92
83	93
84	94
85	95

Please see this section earlier in this Prospectus for more information.

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State	Features and Benefits	Availability or Variation
New York (continued)	See “Charges and expenses” (for Accumulator® and Accumulator® EliteSM contracts only)	With regard to the Annual administrative, Annual Ratchet to age 85 death benefit, Guaranteed principal benefit option 2 and Guaranteed minimum income benefit charges, respectively, we will deduct the related charge, as follows for each: we will deduct the charge from your value in the variable investment options on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (not available if the Guaranteed principal benefit option is elected). If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

Deductions from the fixed maturity options (including the Special 10 year fixed maturity option) cannot cause the credited net interest for the contract year to fall below 1.5%.

With regard to the Annual administrative, either enhanced death benefit and the Guaranteed minimum income benefit charges only, if your account value in the variable investment options and the fixed maturity options is insufficient to pay the applicable charge, and you have no account value in the guaranteed interest option, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see “Effect of your account value falling to zero” in “Determining your contract’s value”.

	See “Charges and expenses” (for Accumulator® PlusSM contracts only)	With regard to the Annual administrative, Annual Ratchet to age 85 death benefit and Guaranteed minimum income benefit charges, respectively, we will deduct the related charge, as follows for each: we will deduct this charge from your value in the variable investment options on a pro rata basis. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year.

If your account value in the variable investment options is insufficient to pay the applicable charge, and you have no account value in the guaranteed interest option, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see “Effect of your account value falling to zero” in “Determining your contract’s value”.

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State	Features and Benefits	Availability or Variation
New York (continued)	See “Charges and expenses” (for Accumulator® SelectSM contracts only)	With regard to the Annual administrative, Annual Ratchet to age 85 death benefit, Guaranteed principal benefit option 2 and Guaranteed minimum income benefit charges, respectively, we will deduct the related charge, as follows for each: we will deduct the charge from your value in the variable investment options on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option (if applicable). If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

Deductions from the fixed maturity options (including the Special 10 year fixed maturity option) cannot cause the credited net interest for the contract year to fall below 1.5%.

With regard to the Annual administrative, and either enhanced death benefit charge only, if your account value in the variable investment options and the fixed maturity options is insufficient to pay the applicable charge, and you have no account value in the guaranteed interest option, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see “Effect of your account value falling to zero” in “Determining your contract’s value”.

	See “Purchasing the Contract”—“Self directed allocation” (for Accumulator® contracts issued from approximately February 2004 to February 2009 only).	No more than 25% of any contribution may be allocated to the guaranteed interest option.

	See “Transferring your account value” in “Transferring your money among investment options” (for Accumulator® contracts issued from approximately February 2004 to February 2009 only).	The following information is added as the sixth and seventh bullets in this section:

•   In all contract years, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.

	See “Rebalancing your account value” in “Transferring your money among investment options” (for Accumulator® contracts issued from approximately February 2004 to February 2009 only).	Under Option II, transfers into the Guaranteed interest option are not permitted if they violate the transfer rules.

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State	Features and Benefits	Availability or Variation

New York (continued)	See “The amount applied to purchase an annuity payout option” in “Accessing your money” (for Accumulator® contracts only)	For fixed annuity period certain payout options only, the amount applied to the annuity benefit is the greater of the cash value or 95% of what the account value would be if no withdrawal charge applied.

	See “The amount applied to purchase an annuity payout option” in “Accessing your money” (for Accumulator® SelectSM contracts only)	The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any market value adjustments.

	Fixed maturity options — withdrawal charges (for Accumulator® contracts only)	The withdrawal charge that applies to withdrawals taken from amounts in the fixed maturity options will never exceed 7% and will be determined by applying the New York Alternate Scale I shown below. If you withdraw amounts that have been transferred from one fixed maturity option to another, we use the New York Alternate Scale II (also shown below) if it produces a higher charge than Alternate Scale I.

The withdrawal charge may not exceed the withdrawal charge that would normally apply to the contract. If a contribution has been in the contract for more than 7 years and therefore would have no withdrawal charge, no withdrawal charge will apply. Use of a New York Alternate Scale can only result in a lower charge. We will compare the result of applying Alternate Scale I or II, as the case may be, to the result of applying the normal withdrawal charge, and will charge the lower withdrawal charge.

NY Alternate Scale I		NY Alternate Scale II
Year of investment in fixed maturity option(1)		Year of transfer within fixed maturity option*
Within year 1	7%	Within year 1	5%
2	6%	2	4%
3	5%	3	3%
4	4%	4	2%
5	3%	5	1%
6	2%	After year 5	0
7	1%
After year 7	0%	Not to exceed 1% times the number of years remaining in the fixed maturity option, rounded to the higher number of years. In other words, if 4.3 years remain, it would be a 5% charge.

(1) Measured from the contract date anniversary prior to the date of the contribution or transfer

If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.

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State	Features and Benefits	Availability or Variation
New York (continued)		You should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option with the shortest available maturity. If we are not offering other fixed maturity options, we will transfer your maturity value to the EQ/Money Market option.

The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower “free withdrawal amount” than what would normally apply, should be taken into account when deciding whether to allocate amounts to, or transfer amounts to or from, the fixed maturity options.
	Fixed maturity options — withdrawal charges (for Accumulator® EliteSM contracts only)	The withdrawal charge that applies to withdrawals taken from amounts in the fixed maturity options will never exceed 7% and will be determined by applying the New York Alternate Scale I shown below. If you withdraw amounts that have been transferred from one fixed maturity option to another, we use the New York Alternate Scale II (also shown below) if it produces a higher charge than Alternate Scale I.
The withdrawal charge may not exceed the withdrawal charge that would normally apply to the contract. If a contribution has been in the contract for more than 4 years and therefore would have no withdrawal charge, no withdrawal charge will apply. Use of a New York Alternate Scale can only result in a lower charge. We will compare the result of applying Alternate Scale I or II, as the case may be, to the result of applying the normal withdrawal charge, and will charge the lower withdrawal charge.

NY Alternate Scale I		NY Alternate Scale II
Year of investment in fixed maturity option(1)		Year of transfer within fixed maturity option*
Within year 1	7%	Within year 1	5%
2	6%	2	4%
3	5%	3	3%
4	4%	4	2%
After year 5	0%	After year 5	0%

Not to exceed 1% times the number of years remaining in the fixed maturity option, rounded to the higher number of years. In other words, if 4.3 years remain, it would be a 5% charge.

(1) Measured from the contract date anniversary prior to the date of the contribution or transfer.

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State	Features and Benefits	Availability or Variation

New York (continued)

If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.

You should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option with the shortest available maturity. If we are not offering other fixed maturity options, we will transfer your maturity value to the EQ/Money Market option.

The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower “free withdrawal amount” than what would normally apply, should be taken into account when deciding whether to allocate amounts to, or transfer amounts to or from, the fixed maturity options.
Oregon	Fixed maturity options (For Accumulator® and Accumulator® PlusSM contracts only)	Not Available

	Guaranteed principal benefit option 1 and Guaranteed principal benefit option 2 (For Accumulator®, Accumulator® PlusSM, and Accumulator® EliteSM contracts only)	Not Available

See “How you can purchase and contribute to your contract” in “Purchasing the Contract” and Appendix “Rules regarding contributions to your contract” (For Accumulator®, Accumulator® PlusSM, and Accumulator® EliteSM contracts only)

•   Subsequent contributions are not permitted. This is a single premium product.

•   Section 1035 exchanges, rollovers, multiple assignments and/or transfers are permitted provided that all documentation is complete and received with the application.

	See “Credits” in “Purchasing the Contract” (for Accumulator® PlusSM contracts only)	For Oregon contracts with a five year reset and/or no lapse guarantee, the credit is included in the calculation of your guaranteed minimum income benefit and guaranteed minimum death benefit.
	See “Indication of intent” in “Purchasing the Contract” (for Accumulator® PlusSM contracts only)	Since Oregon does not permit additional contributions, the indication of intent approach to first year contributions is applicable in Oregon only to the extent that all necessary documentation for multiple transfers and/or exchanges is complete and received with the application.

	See “Lifetime required minimum distribution withdrawals” in “Accessing your money” (for Accumulator® PlusSM contracts only)	We will not impose a withdrawal charge on minimum distribution withdrawals even if you are not enrolled in our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawals exceed the 10% free withdrawal amount. Such minimum distribution withdrawals must be based solely on your Accumulator® PlusSM contract’s account value.

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State	Features and Benefits	Availability or Variation
Oregon (continued)	See “Selecting an annuity payout option” in “Accessing your money” (for Accumulator®, Accumulator® PlusSM, and Accumulator® EliteSM contracts only)	The annuity commencement date may not be earlier than four years from the contract issue date for Accumulator® EliteSM contracts, seven years for Accumulator® contracts, and eight years for Accumulator® PlusSM contracts.

	See “Disability, terminal illness, or confinement to nursing home” under “Withdrawal charge” in “Charges and expenses” (for Accumulator®, Accumulator® PlusSM, and Accumulator® EliteSM contracts only)	Item (i) is deleted in its entirety.

	See “Transfers of ownership, collateral assignments, loans and borrowing” in “More information” (for Accumulator® PlusSM contracts only)	The second paragraph in this section is deleted.

	See “Lifetime required minimum distribution withdrawals” in “Accessing your money”	We generally will not impose a withdrawal charge on minimum distribution withdrawals even if you are not enrolled in our automatic RMD service except if, when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawals exceed the 10% free withdrawal amount. In order to avoid a withdrawal charge in connection with minimum distribution withdrawals outside of our automatic RMD service, you must notify us using our request form. Such minimum distribution withdrawals must be based solely on your contract’s account value.
	See “We require that the following types of communications be on specific forms we provide for that purpose:” in “The Company” (for Accumulator®, Accumulator® PlusSM, and Accumulator® EliteSM contracts only)	The following is added: (20) requests for required minimum distributions, other than pursuant to our automatic RMD service.

	Flexible Premium IRA and Flexible Premium Roth IRA (for Accumulator® contracts only)	Not Available

	Automatic Investment Program for Accumulator® and Accumulator® Elite contracts only	Not Available

	See “Special dollar cost averaging program” in “Purchasing the Contract” for Accumulator® and Accumulator® Elite contracts only	The special dollar cost averaging program may only be selected at the time of application.

Pennsylvania	Contributions	Your contract refers to contributions as premiums.
	Contribution age limitations (for Accumulator® contracts only)	The following contribution limits apply:
		Issue age	Maximum Contribution age
		0-75	79
		76	80
		77	81
		78-80	82
		81-83	84
		84	85
		85	86

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State	Features and Benefits	Availability or Variation

Pennsylvania (continued)	Contribution age limitations (for Accumulator® PlusSM contracts only)	The following contribution limits apply:
		Issue age	Maximum Contribution age
		0-75	77
		76	78
		77	79
		78-80	80
	Contribution age limitations (for Accumulator® EliteSM contracts only)	The following contribution limits apply:
		Issue age	Maximum contribution age
		0-75	82
		76	83
		77	84
		78-80	85
		81-85	87

	Contribution age limitations (for Accumulator® SelectSM contracts only	If the annuitant was 0-75 at contract issue, the maximum contribution age is 85.

	See “Annuity maturity date” in “Accessing your money” (for Accumulator®, Accumulator® EliteSM, and Accumulator® SelectSM contracts only)	The maturity date by which you must take a lump sum withdrawal or select an annuity payout option is as follows:
		Issue age	Maximum annuitization age
		0-75	85
		76	86
		77	87
		78-80	88
		81-85	90

See “Annuity maturity date” in “Accessing your money” (for Accumulator® PlusSM contracts only)	The maturity date by which you must take a lump sum withdrawal or select an annuity payout option is as follows:

Issue age	Maximum Annuitization age
0-75	85
76	86
77	87
78-80	88

Loans under Rollover TSA contracts	Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences. Please consult your tax adviser before taking a loan that exceeds the Internal Revenue Code limits.

Special dollar cost averaging program (for Accumulator® and Accumulator® EliteSM contracts only)	In Pennsylvania, we refer to this program as “enhanced rate dollar cost averaging.”

Withdrawal charge schedule for issue ages 84 and 85 (for Accumulator® contracts only)	For annuitants that are ages 84 and 85 when the contract is issued in Pennsylvania, the withdrawal charge will be computed in the same manner as for other contracts as described in “Charges and expenses” under “Withdrawal charge”, except that the withdrawal charge schedule will be different. For these contracts, the withdrawal charge schedule will be 5% of each contribution made in the first contract year, decreasing by 1% each subsequent contract year to 0% in the sixth and later contract years.

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State	Features and Benefits	Availability or Variation
Puerto Rico	IRA, Roth IRA, Inherited IRA (for Accumulator®, Accumulator ® EliteSM, and Accumulator® SelectSM contracts), QP and Rollover TSA contracts	Not Available

	Beneficiary continuation option (IRA)	Not Available

	Tax Information — Special rules for NQ contracts	Income from NQ contracts we issue is U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

We require owners or beneficiaries of annuity contracts in Puerto Rico which are not individuals to document their status to avoid 30% FATCA withholding from U.S.-source income.
Texas	See “Annual administrative charge” in “Charges and expenses”	The annual administrative charge will not be deducted from amounts allocated to the Guaranteed interest option.
Utah	See “Transfers of ownership, collateral assignments, loans and borrowing” in “More information”	The second paragraph in this section is deleted.
Vermont	Loans under Rollover TSA contracts	Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences. Please consult your tax adviser before taking a loan that exceeds the Internal Revenue Code limits.
Washington	Guaranteed interest option (for contracts issued from approximately December 2004 to December 2006)	Not Available

	Investment simplifier — Fixed-dollar option and Interest sweep option	Not Available

	Fixed maturity options	Not Available

	Guaranteed Principal Benefit Options 1 and 2	Not Available

	Protection PlusSM	Not Available

	See “Guaranteed minimum death benefit” in “Benefits available under the contract”	You have a choice of the standard death benefit, the Annual Ratchet to age 85 enhanced death benefit, or the Greater of 4% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit.

	See “Annual administrative charge” in “Charges and expenses”	The annual administrative charge will be deducted from the value in the variable investment options on a pro rata basis.

	See “Withdrawal charge” in “Charges and expenses” (for Accumulator®, Accumulator® PlusSM, and Accumulator® EliteSM contracts only)	The 10% free withdrawal amount applies to full surrenders.

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State	Features and Benefits	Availability or Variation

Washington (continued)	See “Disability, terminal illness, or confinement to nursing home” under “Withdrawal charge” in “Charges and expenses” (for Accumulator®, Accumulator® PlusSM, and Accumulator® EliteSM contracts only)	The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration or a statement from an independent U.S. licensed physician stating that the annuitant meets the definition of total disability for at least 6 continuous months prior to the notice of claim. Such disability must be re-certified every 12 months.
	Special dollar cost averaging program (for contracts issued from approximately December 2004 to December 2006) (for Accumulator® and Accumulator® EliteSM contracts only)	• Available only at issue. • Subsequent contributions cannot be used to elect new programs. You may make subsequent contributions to the initial programs while they are still running.

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Appendix: Contract Variations

The contracts described in this Prospectus are no longer sold. You should note that your contract’s options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date indicated below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the “Approximate Time Period” below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix ”State contract availability and/or variations of certain features and benefits”. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

Approximate Time Period	Feature/Benefit	Variation

April 1, 2002-April 4, 2002 (for Accumulator® SelectSM contracts only)	Types of contracts	QP defined contribution contracts were available.

April 2002-May 2002 (for Accumulator® SelectSM contracts only)	See “Transferring your account value” in “Transferring your money among investment options”	The fifth bullet is deleted in its entirety.

April 4, 2002-June 2002 (for Accumulator® SelectSM contracts only)	Owner and annuitant requirements	Non-Natural owners are not permitted.
April 2002-December 2003	We require that a specific form that we provide be used for certain types of communications.	Authorization for telephone transfers by your financial professional are available only for contracts distributed through Equitable Distributors.
April 2002-November 2002 (for Accumulator®, Accumulator® EliteSM, and Accumulator® Select contracts only)	Inherited IRA beneficiary Continuation contract	Unavailable — accordingly, all references in this Prospectus to “Inherited IRA beneficiary Continuation contract” are deleted in their entirety.
April 2002-February 2003	Guaranteed minimum income benefit	The fee for this benefit was 0.45%

	Annual Ratchet to age 85	The fee for this benefit was 0.20%

	6% Roll-Up to age 85	The fee for this benefit was 0.35%

	The Greater of 6% Roll-Up to age 85 of the Annual Ratchet to age 85	The fee for this benefit was 0.45%

April 2002-July 2003 (for Accumulator® PlusSM and Accumulator® EliteSM contracts only)	Guaranteed interest option	No limitations regarding allocations or transfers into the guaranteed interest account

	See “Transferring your account value” in “Transferring your money among investment options”	The fourth bullet is deleted in its entirety.
April 2002-August 2003 (for Accumulator® contracts only)	Annuitant issue age	Ages 86-90. For contracts with an annuitant who was age 86-90 at issue, the following apply: (1) standard death benefit only was available, and (2) no withdrawal charge applies.

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Approximate Time Period	Feature/Benefit	Variation
April 2002-September 2003	The guaranteed principal benefits	GPB 2 — unavailable

GPB 1 known as Principal assurance

GPB 1 is available with both systematic and substantially equal withdrawals

GPB 1 is available with guaranteed minimum income benefit

	Spousal protection	Unavailable — accordingly, all references in this Prospectus to “Spousal protection” are deleted in their entirety.

	Maximum contributions	The maximum contributions permitted under all Accumulator series contracts with the same owner or annuitant is $1,500,000.

	Guaranteed minimum death benefit maximum issue age	84 for Accumulator® contracts (not including Flexible premium IRA, Inherited IRA and QP contracts); 80 for Accumulator® PlusSM contracts (not including QP contracts); 84 for Accumulator® EliteSM contracts (not including QP or Inherited IRA contacts); 84 for Accumulator® SelectSM contracts

	Protection Plus	The maximum issue age for this benefit was 79.

For issue ages 71–79, the applicable death benefit will be multiplied by 25%.

In calculating the death benefit, contributions are decreased for withdrawals on a pro rata basis.

Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets and Administrative charge (for Accumulator® contracts only)	Mortality and expense risks Administrative Distribution Total Separate account annual expenses	0.75% 0.25% 0.20% 1.20%

Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets and Administrative charge (for Accumulator® Accumulator® PlusSM, and Accumulator® EliteSM contracts only)

	Mortality and expense risks Administrative Distribution Total Separate account annual expenses	0.90% 0.25% 0.25% 1.40%

Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets and Administrative charge (for Accumulator® EliteSM contracts only)	Mortality and expense risks Administrative Distribution Total Separate account annual expenses	1.10% 0.25% 0.25% 1.60%

Guaranteed option charges	If the contract is surrendered or annuitized or the death benefit is paid on a date other than the contract date anniversary, we will not deduct a pro rata portion of the charge for any applicable guaranteed benefit.

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Approximate Time Period	Feature/Benefit	Variation

	Withdrawals treated as surrenders	We will not treat a withdrawal that results in a cash value of less than $500 as a request for a surrender. We will not terminate your contract if you do not make contributions for three contract years.

	Guaranteed minimum income benefit option	Subject to state availability, this option guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or an Income Manager® level payment life with a period certain payout option.

		Known as the Living Benefit.
	Credits (for Accumulator® PlusSM contracts only)	First year total contributions Breakpoints	Credit Percentage applied to contributions
		Less than $250,000	4%
		$250,000-$999,999.99	5%
		$1 million or more	6%

Partial withdrawals	For Accumulator® and Accumulator® PlusSM contracts, your free withdrawal amount is 15%. For Accumulator® EliteSM contracts, partial withdrawals will be subject to a withdrawal charge if they exceed the 15% free withdrawal amount.

Systematic withdrawals	Your systematic withdrawal may not exceed 1.20% (monthly), 3.60% (quarterly) or 15% (annually) of account value.

Guaranteed optional benefits (for Accumulator® PlusSM contracts only)	In calculating any guaranteed optional benefit base, any applicable credit is included.

How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2	If you take a withdrawal(s) up to 6% of your benefit base during a contract year, your benefit base will be reduced on a dollar-for-dollar basis on the Guaranteed minimum income benefit and the Guaranteed minimum death benefit (including the Greater of 6% Roll-Up to age 85 and the Annual Ratchet to age 85 enhanced death benefit). Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% of your benefit base, each guaranteed benefit base will then be reduced pro rata.

Successor owner and annuitant: Guaranteed minimum death benefit	If your surviving spouse decides to continue the contract, the Guaranteed minimum death benefit will continue as follows:

•   If the original owner/annuitant was age 84 or younger at death, the Guaranteed minimum death benefit continues based upon the option that was elected by the original owner/annuitant and will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

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Approximate Time Period	Feature/Benefit	Variation

•   If the original owner/annuitant was age 85 or older at death, we will reinstate the Guaranteed minimum death benefit that was elected by the original owner/annuitant. The benefit will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

•   If the successor owner/annuitant is age 85 or over on the date of the original owner/annuitant’s death, the Guaranteed Minimum Death Benefit will no longer grow, and we will no longer charge for the benefit.

April 2002-March 2004	Protection PlusSM benefit	For the State of Minnesota only: Unavailable — accordingly, all references in this Prospectus to “Protection PlusSM” are deleted in their entirety.
April 2002-July 2004	Principal ProtectorSM benefit	Unavailable — accordingly, all references in this Prospectus to “Principal Protector” are deleted in their entirety.
April 2002-December 2004	Termination of guaranteed benefits	Your guaranteed benefits will not automatically terminate if you change ownership of your NQ contract.

	Ownership Transfer of NQ	If you transfer ownership of your NQ contract, your guaranteed benefit options will not be automatically terminated.
April 2002-January 2005	No lapse guarantee	Unavailable.
April 2002-October 2005	Roll-Up benefit base reset	Unavailable.
April 2002-January 1, 2005	Guaranteed benefit lump sum payment option	Not available for contracts with an application sign date prior to January 1, 2005.
April 2002-March 2006 (for Accumulator® PlusSM contracts only)	Recovery of credit due to death within one year of contribution	Not applicable

	Net crediting	Not applicable
February 2003-September 2003	Annual Ratchet to age 85	The fee for this benefit was 0.30%

	6% Roll-Up to age 85	The fee for this benefit was 0.45%

	Guaranteed minimum income benefit	The fee for this benefit is 0.60%
September 2003-January 2004	For Accumulator®, Accumulator® EliteSM, and Accumulator® SelectSM contracts only, guaranteed minimum income benefit and, for the Accumulator® series contracts, greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit:

	Benefit base crediting rate	The effective annual interest credited to the applicable benefit base is 5%.(1) Accordingly, all references in this Prospectus to the “6% Roll-Up benefit base” are deleted in their entirety and replaced with “5% Roll-Up benefit base.”

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Approximate Time Period	Feature/Benefit	Variation

	Fee table	Greater of the 5% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit charge: 0.50%. For Accumulator®, Accumulator® EliteSM, and Accumulator® SelectSM contracts only, guaranteed minimum income benefit charge: 0.55%.(1)

	Effect of withdrawals on your Greater of the 5% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit	Withdrawals will reduce each of the benefit bases on a pro rata basis only.
September 2003-February 2004 (for the Guaranteed minimum income benefit) and January 2004-February 2005 (for the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit:) (for Accumulator®, Accumulator® PlusSM, and Accumulator® EliteSM contracts only)	How withdrawals affect your Guaranteed minimum income benefit and Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit:	In calculating whether your withdrawal will reduce your Roll-Up benefit base portion of your Guaranteed minimum income benefit base on a pro rata or dollar-for-dollar basis, withdrawal charges will be included in the withdrawal amount.
September 2003-February 2009	6% Roll-Up to age 85 enhanced death benefit	Unavailable — accordingly, all references to this feature are deleted in their entirety.
January 2004-February 2009	Greater of 5% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit	Unavailable — accordingly, all references to this feature are deleted in their entirety.
October 2005-October 2007 (Oregon Accumulator® Plus contracts only)	Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset	Available for contracts issued from approximately October 1, 2005 to October 22, 2007 only.

January 2005-October 2007 (Oregon Accumulator® Plus contracts only)	Guaranteed minimum income benefit no lapse guarantee	Available for contracts issued from approximately January 1, 2005 to October 22, 2007 only.
(1)

Contract owners who elected the Guaranteed minimum income benefit and/or the Greater of the 5% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit had a limited opportunity to change to the new versions of these benefits, as they are described in ”Benefits available under the contract” and “Accessing your money”.

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Appendix: Tax-sheltered annuity contracts (TSAs)

We no longer accept contributions to the contracts. Please see “How you can contribute to your contract” under “Purchasing the Contract” for more information.

General; Final Regulations under Section 403(b)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as “403(b) annuity contracts” or “Tax Sheltered Annuity” contracts (“TSAs”). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code (“2007 Regulations”). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual’s employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner’s employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

Employer plan requirement.  The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

Limitations on individual-initiated direct transfers.  The 2007 Regulations revoke Revenue Ruling 90-24 (“Rev. Rul. 90-24”), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.

Contributions to the Accumulator® Series TSA contracts

We no longer accept contributions to TSA contracts. Contributions to an Accumulator® Series TSA contracts had been extremely limited. The Company had permitted Contributions to be made to an Accumulator® Series TSA contract only where the Company is an “approved vendor” under an employer’s 403(b) plan. That is, some or all of the participants in the employer’s 403(b) plan are currently contributing to a non-Accumulator 403(b) annuity contract issued by us. The Company and the employer must have agreed to share information with respect to the Accumulator® Series TSA contract and other funding vehicles under the plan.

The Company did not accept employer-remitted contributions. The Company did not accept contributions of after-tax funds, including designated Roth contributions to the Accumulator® Series TSA contracts. We had accepted contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Previously, contributions must have been made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.

Distributions from TSAs

General.  Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between the Company and the employer sponsoring the plan.

Withdrawal restrictions.  The Company treats all amounts under an Accumulator® Series Rollover TSA contract as not eligible for withdrawal until:

•	the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

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•	the owner dies; or

•	the plan under which the Accumulator® Series TSA contract is purchased is terminated.

Tax treatment of distributions.  Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under “Tax withholding and information reporting” in the “Tax information” section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since the Company does not accept after-tax funds to an Accumulator® Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

Distributions before annuity payments begin.  On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

Annuity payments.  If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary’s) final tax return.

Payments to a beneficiary after your death.  Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover.

Effect of 2007 Regulations on loans from TSAs

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between the Company and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

•	The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

(1)	the greater of $10,000 or 50% of the participant’s nonforfeitable accrued benefits; and

(2)	$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

•

In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant’s primary residence. Accumulator® Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant’s primary residence.

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•

All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

•	the loan does not qualify under the conditions above;

•	the participant fails to repay the interest or principal when due; or

•	in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default has been reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

Tax-deferred rollovers and funding vehicle transfers.  You may roll over an “eligible rollover distribution” from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. An Accumulator® Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan) are not distributions.

Required minimum distributions

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the “Tax information” section of the Prospectus with these differences:

When you have to take the first required minimum distribution. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 72 (or age 70 1/2 if applicable). You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 72 (or age 70 1/2 if applicable), as follows:

•

For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 72 (or age 70 1/2 if applicable), the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

•

403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 72 (or age 70 1/2 if applicable). We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator® Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer’s plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator® Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.

Spousal consent rules

Your employer told us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor

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annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

•	on or after your death; or

•	because you are disabled (special federal income tax definition); or

•	under legislation enacted at the end of 2019, distributions made in connection with the birth or adoption of a child as specified in the Code; or

•	to pay for certain extraordinary medical expenses (special federal income tax definition); or

•	in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

•

in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).

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Appendix: Rules regarding contributions to your contract

With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

Contract Type	NQ
Issue Ages	• 0-85 (Accumulator®, Accumulator® EliteSM & Accumulator® SelectSM) • 0-80 (Accumulator® PlusSM)
Minimum additional contribution amount	• $500 • $100 monthly and $300 quarterly under our automatic investment program (additional)
Source of contributions	• After-tax money. • Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
Limitations on contributions(1)

•   For annuitants up to age 83 at contract issue, no additional contributions may be made after attainment of age 84 or, if later, the first contract date anniversary. For annuitants age 84 or later at contract issue, additional contributions may be made up to one year from contract issue. (Accumulator®)

•   No additional contributions after attainment of age 87. (Accumulator® EliteSM)

•   No additional contributions may be made after attainment of age 86, or if later, the first contract date anniversary. (Accumulator® SelectSM)

•   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator® PlusSM)

Contract Type	Rollover IRA
Issue Ages	• 20-85 (Accumulator®, Accumulator® EliteSM & Accumulator® SelectSM) • 20-80 (Accumulator® PlusSM )
Minimum additional contribution amount	• $50
Source of contributions

•   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer 457(b) plans.

•   Rollovers from another traditional individual retirement arrangement.

•   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.

•   Regular IRA contributions.

•   Additional catch-up contributions.

Limitations on contributions(1)

•   For annuitants up to age 83 at contract issue, no additional contributions may be made after attainment of age 84 or, if later, the first contract date anniversary. For annuitants age 84 or later at contract issue, additional contributions may be made up to one year from contract issue. (Accumulator®)

•   No additional contributions after attainment of age 87. (Accumulator® EliteSM)

•   No additional contributions may be made after attainment of age 86, or, if later, the first contract date anniversary. (Accumulator® SelectSM)

•   No additional contributions after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator® PlusSM)

•   Contributions made after lifetime required minimum distributions must start must be net of required minimum distributions.

•   Although we accept regular IRA contributions (limited to $6,000) under Rollover IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

•   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

(1)

Additional contributions may not be permitted under certain conditions in your state. Please see Appendix ”State contract availability and/or variations of certain features and benefits” to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

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Contract Type	Roth Conversion IRA
Issue Ages	• 20-85 (Accumulator®, Accumulator® EliteSM & Accumulator® SelectSM) • 20-80 (Accumulator® PlusSM)
Minimum additional contribution amount	• $50
Source of contributions

•  Rollovers from another Roth IRA.

•  Rollovers from a “designated Roth contribution account” under specified retirement plans.

•  Conversion rollovers from a traditional IRA or other eligible retirement plan.

•  Direct transfers from another Roth IRA.

•  Regular Roth IRA contributions.

•  Additional catch-up contributions.

Limitations on contributions(1)

•  For annuitants up to age 83 at contract issue, no additional contributions may be made after attainment of age 84 or, if later, the first contract date anniversary. For annuitants age 84 or later at contract issue, additional contributions may be made up to one year from contract issue. (Accumulator®)

•  No additional contributions after attainment of age 87. (Accumulator® EliteS)M)

•  No additional contributions may be made after attainment of age 86, or, if later, the first contract date anniversary. (Accumulator® SelectSM)

•  No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator® PlusSM)

•  Conversion rollovers after lifetime required minimum distributions must start from the traditional IRA or other eligible retirement plan which is the source of the conversion rollover must be net of any required minimum distributions.

•  Although we accept Roth IRA contributions (limited to $6,000) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

•  Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

Contract Type	Inherited IRA Beneficiary continuation contract (traditional IRA or Roth IRA)(2)
Issue Ages	• 0-70 (Accumulator®, Accumulator® EliteSM & Accumulator® SelectSM)
Minimum additional contribution amount	• $1,000
Source of contributions

•  Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner’s traditional individual retirement arrangement or Roth IRA to an IRA of the same type.

•  Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified circumstances from these “Applicable Plans”: qualified plans, 403(b) plans and governmental employer 457(b) plans.

Limitations on contributions(1)	• Any additional contributions must be from the same type of IRA of the same deceased owner.
Contract Type	QP
Issue Ages	• 20-75 (Accumulator® & Accumulator® EliteSM) • 20-70 (Accumulator® PlusSM)
Minimum additional contribution amount	• $500
Source of contributions

•  Only transfer contributions from other investments within an existing qualified plan trust.

•  The plan must be qualified under Section 401(a) of the Internal Revenue Code.

•  For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.

Limitations on contributions(1)

•  A separate QP contract must be established for each plan participant.

•  We do not accept regular on-going payroll contributions or contributions directly from the employer.

•  Only one additional transfer contribution may be made during a contract year.

•  No additional transfer contributions after the annuitant’s attainment of age 76 (age 71 under Accumulator® PlusSM contracts) or if later, the first contract date anniversary.

•  Contributions made after lifetime required minimum distributions must start must be net of any required minimum distributions.

See Appendix ”Purchase considerations for QP contracts” for a discussion of purchase considerations of QP contracts.
(1)

Additional contributions may not be permitted under certain conditions in your state. Please see Appendix ”State contract availability and/or variations of certain features and benefits” to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

(2)

Legislation enacted at the end of 2019 has changed key aspects of Inherited IRA contracts. We anticipate making changes in 2020 to our Inherited IRA contracts to reflect these legislative changes. We also may consider limiting the availability of Inherited IRA contracts to new purchasers pending the issuance of further guidance.

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Contract Type	Flexible Premium IRA
Issue Ages	• 20-70 (Accumulator®)
Minimum additional contribution amount	• $50 • $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
Source of contributions

•  Regular traditional IRA contributions.

•  Additional catch-up contributions.

•  Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer 457(b) plans.

•  Rollovers from another traditional individual retirement arrangement.

•  Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.

Limitations on contributions(1)

•  Regular contributions may not exceed $6,000.

•  Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

•  Although we accept rollover and direct transfer contributions under the Flexible Premium IRA contract, we intend that the contract be used for ongoing regular contributions.

•  No additional contributions may be made after attainment of age 86.

•  Additional contributions made after lifetime required minimum distributions must start must be net of required minimum distributions.

Contract Type	Flexible Premium Roth IRA
Issue Ages	• 20-85 (Accumulator®)
Minimum additional contribution amount	• $50 • $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
Source of contributions

•  Regular Roth IRA contributions.

•  Additional catch-up contributions.

•  Rollovers from another Roth IRA.

•  Rollovers from a ‘‘designated Roth contribution account’’ under specified retirement plans.

•  Conversion rollovers from a traditional IRA or other eligible retirement plan.

•  Direct transfers from another Roth IRA.

Limitations on contributions(1)

•  For annuitants up to age 83 at contract issue, no additional contributions may be made after attainment of age 84, or, if later, the first contract date anniversary.

•  For annuitants age 84 and older at contract issue, additional contributions may be made up to one year from contract issue.

•  Contributions are subject to income limits and other tax rules.

•  Regular Roth IRA contributions may not exceed $6,000.

•  Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

•  Although we accept rollover and direct transfer contributions under the Flexible Premium Roth IRA contract, we intend that the contract be used for ongoing regular Roth IRA contributions.

(1)

Additional contributions may not be permitted under certain conditions in your state. Please see Appendix ”State contract availability and/or variations of certain features and benefits” to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See “Tax information” for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see “Dates and prices at which contract events occur” in “More information”. Please review your contract for information on contribution limitations.

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Appendix: Guaranteed benefit lump sum payment option hypothetical illustration

Example 1*. GMIB:

Assume the contract owner is a 75 year old male who elected the GMIB at contract issue. Further assume the GMIB benefit base is $100,000 and the account value fell to zero, either due to a withdrawal that was not an Excess withdrawal or due to a deduction of charges. If the no lapse guarantee remains in effect, the contract owner would receive one the following:

If the type of Annuity is1:	Then the annual payment amount would be:
A single life annuity	$7,764.13
A single life annuity with a maximum 10-year period certain	$6,406.96
A joint life annuity	$5,675.19
A joint life annuity with a maximum 10-year period certain	$5,561.69
1	These are the only annuity payout options available under the GMIB. Not all annuity payout options are available in all contract series.

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

If the percentage of computed contract reserve is:	Then the Guaranteed Benefit Lump Sum Payment Amount would be:
50%	$35,397.46
60%	$42,476.95
70%	$49,556.45
80%	$56,635.94
90%	$63,715.43
*

These examples are hypothetical and are the result of a significant number of actuarial calculations using multiple market scenarios and many years of future projections. The results are for illustrative purposes and are not intended to represent your particular situation. Your guaranteed annual payments or Guaranteed Benefit Lump Sum Payment amount may be higher or lower than the amounts shown.

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Appendix: New Guaranteed Withdrawal Benefit for Life

The information in this appendix is only applicable to contract holders who received and accepted an offer (the Conversion option) to convert their Guaranteed minimum income benefit into a guaranteed withdrawal benefit for life (New GWBL).

When you elected the Conversion option, we converted your Guaranteed minimum income benefit (the GMIB) into the New GWBL in return for terminating your GMIB and Guaranteed minimum death benefit (the GMDB) and accepting a modified death benefit (the Modified DB). The New GWBL and Modified DB are described below.

New Guaranteed withdrawal benefit for life

The New GWBL guarantees that you can take withdrawals up to a maximum amount per year (your “Guaranteed annual withdrawal amount”) without reducing your New GWBL benefit base. The New GWBL is currently only available to those owners who were eligible for and elected the Guaranteed Minimum Income Benefit to Guaranteed Withdrawal Benefit for Life Conversion Option. You may take withdrawals by electing one of our automated payment plans or by taking partial withdrawals. All withdrawals reduce your account value and may reduce your Modified DB. The restrictions on your choice of variable investment options due to your previous election of the GMIB will continue to apply after you convert to the New GWBL.

Please note:

•

If you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount, those withdrawals may significantly reduce or eliminate the value of the benefit (see “Effect of New GWBL Excess withdrawals”).

•	If you are using your contract to fund a charitable remainder trust, you will have to take certain distribution amounts. Those distributions may adversely impact the benefit.

For traditional IRA contracts, you may take your lifetime required minimum distributions (“RMDs”) without losing the value of the New GWBL benefit, provided you comply with the conditions described under “Lifetime required minimum distribution withdrawals” in “Effect of New GWBL Excess withdrawals”, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

New GWBL benefit base

Your initial “New GWBL benefit base” is determined as of the Effective Date and will be equal to your GMIB benefit base as of that date.

If you decide to defer taking withdrawals, your New GWBL benefit base will roll up daily (the “GWBL Roll-Up”) at the same annual Roll-Up rate that applied to your GMIB benefit base prior to the Effective Date, until the earlier of the date of your first withdrawal or the contract date anniversary following the owner (or annuitant, depending on your contract) reaching age 85. Once you take your first withdrawal or beginning on the contract date anniversary following age 85, your New GWBL benefit base will no longer roll up.

Your New GWBL benefit base is not reduced by withdrawals, except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount (“New GWBL Excess withdrawal”). See “Effect of New GWBL Excess withdrawals”.

Guaranteed annual withdrawal amount

Your initial Guaranteed annual withdrawal amount is equal to a percentage (the “New GWBL withdrawal percentage”) of your GMIB benefit base on the contract date anniversary prior to your acceptance of the conversion option.

Any withdrawals taken during the contract year in which you convert to the New GWBL but prior to the date your conversion option election becomes effective will count towards your initial Guaranteed annual withdrawal amount. This means that if the sum of those withdrawals exceeds your initial Guaranteed annual withdrawal amount, any withdrawals you take prior to your next contract date anniversary will be New GWBL Excess withdrawals.

In each subsequent contract year, your Guaranteed annual withdrawal amount is recalculated on your contract date anniversary, and is equal to the New GWBL withdrawal percentage of your New GWBL benefit base on that date.

The New GWBL withdrawal percentage that will apply to your contract will be two percentage points higher than the annual Roll-Up rate we currently apply to your GMIB benefit base. If your GMIB annual Roll-Up rate is 6.0%, your New GWBL withdrawal percentage will be 8.0%.

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Beginning with the contract year following the year in which you elect the conversion option, the Guaranteed annual withdrawal amount is guaranteed never to decrease for each year in which your account value does not fall to zero and there are no New GWBL Excess withdrawals. We will also recalculate your Guaranteed annual withdrawal amount as of the date of any New GWBL Excess withdrawal, as described in “Effect of New GWBL excess withdrawals”.

Your Guaranteed annual withdrawals are not cumulative from year to year. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year. The minimum withdrawal amount is generally $300.

Withdrawals will be taken pro rata from your investment options. See “How withdrawals are taken from your account value” in the “Accessing your money” for more information.

The withdrawal charge, if applicable under your contract, is waived upon conversion to the New GWBL for all withdrawals going forward.

GWBL Roll-Up

By electing the New GWBL, you are eligible for the GWBL Roll-Up, whereby we will increase your benefit base by a percentage of your benefit base that is equal to the annual GMIB Roll-Up rate that applied to your GMIB. (Investment options that rolled up at 3.0% for purposes of calculating your GMIB benefit base will continue to do so for purposes of calculating your New GWBL benefit base.) The GWBL Roll-Up is calculated and added to your New GWBL benefit base each day until you make a withdrawal from your contract. Once you make a withdrawal, the GWBL Roll-Up will no longer apply. The GWBL Roll-Up will also no longer apply after the contract date anniversary following your 85th birthday, even if you have never taken a withdrawal.

Effect of New GWBL Excess withdrawals

A New GWBL Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the portion of that withdrawal that exceeds the Guaranteed annual withdrawal amount and the entire amount of each subsequent withdrawal in that contract year are considered New GWBL Excess withdrawals.

A New GWBL Excess withdrawal can cause a significant reduction in both your New GWBL benefit base and your Guaranteed annual withdrawal amount. If you make a New GWBL Excess withdrawal, we will recalculate your New GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

•

The New GWBL benefit base is reduced pro rata by the portion of withdrawal that exceeds the Guaranteed annual withdrawal amount as of the date of the New GWBL Excess withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce the benefit base by the same percentage (as shown in the example below).

•	On your next contract date anniversary, your Guaranteed annual withdrawal amount is recalculated to equal the New GWBL withdrawal percentage multiplied by the recalculated New GWBL benefit base.

Please note that withdrawals in excess of your Guaranteed annual withdrawal amount may significantly reduce or eliminate the value of the New GWBL. If your account value is less than your New GWBL benefit base (due, for example, to negative market performance), a New GWBL Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your New GWBL benefit base and the Guaranteed annual withdrawal amount.

Example: Assume your New GWBL benefit base is $100,000, your New GWBL withdrawal percentage is 8.0% and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $8,000 (8.0% of $100,000). If you take an initial withdrawal of $12,000:

•	$8,000 of this withdrawal represents your Guaranteed annual withdrawal amount.

•

$4,000 of this withdrawal is a New GWBL Excess withdrawal, which is equal to 5.0% of your account value of $80,000 immediately prior to the withdrawal. Your New GWBL benefit base is immediately reduced by $5,000 ($100,000 x 5.0%) to $95,000. In addition, your Guaranteed annual withdrawal amount beginning in the next contract year is reduced to $7,600 (8.0% x $95,000), instead of the original $8,000.

You should note that a New GWBL Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See “Effect of your account value falling to zero”.

Lifetime required minimum distribution withdrawals. In general, if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause a New GWBL Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount.

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If you elect either the Maximum payment plan or the Customized payment plan AND our Automatic RMD service, we will make an extra payment, if necessary, on each December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as New GWBL Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an New GWBL Excess withdrawal. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your New GWBL benefit base and Guaranteed annual withdrawal amount may be reduced as described above.

If you elect our Automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on each December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as a New GWBL Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as a New GWBL Excess withdrawal.

Effect of your account value falling to zero

If your account value falls to zero due to a New GWBL Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If a New GWBL Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero, and you will receive no further payments or benefits.

If your account value falls to zero, either due to a withdrawal or surrender that is not a New GWBL Excess withdrawal, your contract will terminate and you will be issued and receive annual payments under a supplementary life annuity contract, beginning on your next contract date anniversary. The amount of these payments will be based on your (or the younger spouse’s, if applicable) age on the date the account value fell to zero, your New GWBL benefit base and the applicable annuity purchase factor. The annuity purchase factors are specified in your New GWBL contract endorsement, and are lower than the New GWBL percentage used for calculating your Guaranteed annual withdrawal amount.

Your supplementary life annuity contract will be automatically established as a Single life benefit contract. You can convert to a Joint life benefit contract by contacting us and adding a joint owner to the supplementary life annuity contract in writing any time before the later of the first payment is made or 30 days after the account value reached zero.

When the supplementary life annuity contract is issued, the owner of record under this contract will be the owner under the supplementary life annuity contract. The owner will also become the annuitant under the supplementary life annuity contract. Any joint owner under this contract will become the joint annuitant under the supplementary life annuity contract. If this contract is owned by a non-natural owner, the annuitant and joint annuitant, if applicable, generally remain the same under the supplementary life annuity contract.

If you were taking withdrawals through a “Maximum payment plan” or “Customized payment plan”, your payment frequency will remain unchanged using the new payment amount. Any remaining balance of your new annual payment amount for the current contract year will be paid in a lump sum, and then your new payments will continue at the same frequency on your next contract date anniversary. If you were taking unscheduled partial withdrawals, we will pay any remaining balance of your new annual payment amount for the current contract year in a lump sum, and then continue your new payments on your next contract date anniversary.

At our discretion, we may make the Lump Sum Payment Option available to you if your account value falls to zero for any reason other than a New GWBL Excess withdrawal. If we make this option available to you, we will notify you and the lump sum will be paid only if you elect that option. See “Guaranteed Benefit Lump Sum Payment Option” in the ”Benefits available under the contract” for more information.

Annuitization and Maturity Date

If you decide to annuitize your contract prior to your account value going to zero, we will apply the higher of (i) the current annuity purchase factors or (ii) the guaranteed annuity purchase factors specified in your contract to your account value to determine your periodic payments.

Your contract has a maturity date, which is the contract date anniversary following your 95th birthday (or 90th birthday if you purchased your contract in New York). If your account value is greater than zero on the maturity date, your contract will terminate and a supplementary life annuity contract will be issued and your annual lifetime payments will begin on your next contract date anniversary and will continue until your death or your surviving spouse’s death, if applicable. The amount of these

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payments will be based your New GWBL benefit base on the maturity date and the applicable annuity purchase factor specified in your New GWBL contract endorsement (which is lower than the New GWBL percentage used for calculating your Guaranteed annual withdrawal amount) or the current annuity purchase factor, whichever is higher.

New Guaranteed withdrawal benefit for life charge

We deduct a charge for New GWBL benefit annually as a percentage of your New GWBL benefit base on each contract date anniversary. The charge is established on the Effective Date and is equal to the GMIB charge on the Effective Date applied to your New GWBL benefit base. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

Other important considerations

•	This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

•

Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 59½ unless you qualify for an exception. See in the “Tax information” section for more information.

•	All withdrawals reduce your account value and may reduce your Modified DB. See “Modified death benefit” for more information.

•	The New GWBL benefit terminates if the contract is continued under the beneficiary continuation option. See “Benefit continuation option” in the ”Benefits available under the contract”.

•

If you elect the New GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in “Effect of New GWBL Excess withdrawals” above, even if pursuant to a divorce decree.

Modified death benefit

If you convert your GMIB, your GMDB will no longer be in effect and will be replaced by the “Modified DB”. The value of your GMDB benefit base on the Effective Date will become your Modified DB benefit base. The Modified DB benefit base will not increase, even if you defer taking withdrawals under the New GWBL, and will be reduced as follows:

•

If you had a “Greater of” GMDB, until age 85 your Modified DB benefit base (i) will not be reduced by withdrawals you make up to the amount of your Guaranteed annual withdrawal amount; and (ii) will be reduced on a pro rata basis by the amount of any New GWBL Excess withdrawal. Beginning in the contract year in which you turn 85, your Modified DB benefit base will be reduced (i) on a dollar-for-dollar basis by withdrawals you make up to the amount of your Guaranteed annual withdrawal amount; and (ii) on a pro rata basis by the amount of any New GWBL Excess withdrawal.

“Reduction on a pro rata basis” means that we calculate the percentage of your account value that is being withdrawn in excess of your Guaranteed annual withdrawal amount, and we reduce your Modified DB benefit base by that percentage. For example, assume your account value is $60,000, your Modified DB benefit base is $100,000 and your Guaranteed annual withdrawal amount is $8,000. If you withdraw $11,000, the $3,000 excess portion of that withdrawal represents 5.0% of your account value and will reduce your Modified DB benefit base benefit by 5.0%, or $5,000, to $95,000.

•	If you had the Standard or Annual Ratchet to age 85 death benefit, your death benefit will be reduced on a pro rata basis by any withdrawals you make.

The death benefit is equal to: (i) your account value (without adjustment for any otherwise applicable market value adjustment but adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment, or (ii) the Modified DB benefit base amount on the date of the owner’s death (adjusted for any subsequent withdrawals), whichever provides a higher amount.

Modified DB charge

The percentage charge you will pay for the Modified DB is as follows:

•

If you previously had the “Greater of” 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.80%, you will pay a reduced annual charge of 0.55% for the Modified DB beginning on your next contract date anniversary.

•

If you previously had the “Greater of” 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.65%, you will pay a reduced annual charge of 0.40% for the Modified DB beginning on your next contract date anniversary.

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•

If you previously had the “Greater of” 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.60%, you will pay a reduced annual charge of 0.35% for the Modified DB beginning on your next contract date anniversary.

•	If you previously had the Annual Ratchet to age 85 death benefit, you will continue to pay the same annual charge of 0.25% for the Modified DB.

•	If you previously had the Standard death benefit (for which there is no charge), there is no annual charge for the Modified DB.

New GWBL and Modified Death Benefit termination

The New GWBL and Modified DB will automatically terminate if: (i) a New GWBL Excess withdrawal reduces your account value to zero, (ii) the contract is continued under the beneficiary continuation option, if applicable, (iii) all amounts under the contract are applied to an annuity benefit, (iv) except as provided below, you change the owner of the contract, (v) you make an assignment of the contract, (vi) termination is required by an endorsement to your contract, or (vii) the contract terminates for any other reason. The New GWBL and Modified DB will not terminate if either of the following occurs:

•

If the contract is owned by a non-natural owner and the owner is changed to an individual, the New GWBL and Modified DB will not terminate and the contract’s benefits will continue to be determined by the annuitant, or joint annuitant, as applicable, at the time of ownership change.

•

If the contract is owned by an individual, and the owner is changed to a trust and the beneficial owner(s) remains the former owner or his or her family members, the New GWBL and Modified DB will not terminate and the contract’s benefits continue to be determined by the original owner.

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The Accumulator® Series (Accumulator®, Accumulator® PlusSM, Accumulator® Elite SM and Accumulator® SelectSM)

Issued by

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

(212) 554-1234

This prospectus describes the important features of the contract and provides information about Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about The Accumulator® Series, the Company and Separate Account No. 49. The SAI is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call 1-800-789-7771. The SAI is also available at our website, www.equitable.com/ICSR#EQH146643.

We file periodic reports and other information about The Accumulator® Series and Separate Account No. 49 as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Class/Contract Identifiers: C000024735; C000024736, C000024740, C000024741; C000024746; C000024747; C000024748; C000024761

The Accumulator® Series is issued by and is a registered service mark of Equitable Financial Life Insurance Company (Equitable).

Co-distributed by affiliates Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN) and Equitable Distributors, LLC., 1290 Avenue of the Americas, New York, NY 10104.

Copyright 2021 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company, 1290 Avenue of the Americas, New York, NY 10104 (212) 554-1234

The Accumulator® Series

A combination variable and fixed flexible premium deferred annuity contract

Prospectus dated May 1, 2021

Equitable Financial Life Insurance Company

Separate Account No. 49

Please read and keep this Prospectus for future reference. It contains important information that you should know before taking any action under your contract. This Prospectus supersedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.

What is the Accumulator® Series ?

The Accumulator® Series are variable and fixed flexible premium deferred annuity contracts issued by Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”). The series consists of Accumulator®, Accumulator® PlusSM, Accumulator® EliteSM and Accumulator® SelectSM. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our investment options: (i) variable investment options listed in Appendix “Portfolio Companies Available Under the Contract”, (ii) the guaranteed interest option, (iii) fixed maturity options, or (iv) the account for dollar cost averaging. Contract owners should carefully read the accompanying Fixed Maturity Option prospectus (“FMO prospectus”), which contains additional information relating to the fixed maturity option.

This Prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Florida. References to contributions in this Prospectus are for the benefit of contract owners currently eligible to continue making contributions to the contracts.

Types of contracts.  We offer the contracts for use as:

•	A nonqualified annuity (‘‘NQ’’) for after-tax contributions only.

•	An individual retirement annuity (‘‘IRA’’), either traditional IRA or Roth IRA.

We offer two versions of the traditional IRA: ‘‘Rollover IRA’’ and ‘‘Flexible Premium IRA.’’ We also offer two versions of the Roth IRA: ‘‘Roth Conversion IRA’’ and ‘‘Flexible Premium Roth IRA.’’

•	Traditional and Roth Inherited IRA beneficiary continuation contract (‘‘Inherited IRA’’) (direct transfer and specified direct rollover contributions only).
•	An annuity that is an investment vehicle for qualified defined contribution plans and certain qualified defined benefit plans (‘‘QP’’) (Rollover and direct transfer contributions only).

•

An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity (‘‘TSA’’) — (‘‘Rollover TSA’’) (Rollover and direct transfer contributions only; employer or plan approval required). We no longer accept contributions to TSA contracts.

Not all types of contracts are available with each version of the Accumulator® Series contracts. See Appendix “Rules regarding contributions to your contract” for more information.

The contract is no longer available for new purchasers.  These versions of the Accumulator® Series contracts are no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix “Contract variations” for contract variation information and timing. You may not change your contract or its features as issued.

If you purchase an Accumulator® PlusSM contract, we will add a credit to your contributions. Fees and charges for a Accumulator® PlusSM contract are higher than for an Accumulator® contract and the amount of the credit may be more than offset by these higher fees and charges. Credits may be recaptured upon free look, annuitization and death.

Electronic delivery of shareholder reports (pursuant to Rule 30e-3).  Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolio companies available under your

The Securities and Exchange Commission (‘‘SEC’’) has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

#29988 ’07/’07.5 All

contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Company by calling 1-800-789-7771 or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

We reserve the right to stop accepting any contribution from you at any time. If you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your Guaranteed benefit(s). This means that you may no longer be able to increase your account value and the benefit bases associated with your Guaranteed benefits through contributions.

Contents of this Prospectus

When we address the reader of this Prospectus with words such as “you“ and “your,“ we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word “contract“ it also includes certificates that are issued under group contracts in some states.

Definition of key terms

Account value — is the total value of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging (applies to Accumulator® and Accumulator® EliteSM contracts only); and (v) the loan reserve account (applies for Rollover TSA contracts only).

Annuitant — is the person who is the measuring life for determining the contract maturity date. The annuitant is not necessarily the contract owner.

Business day — Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the SEC. We may also close early due to such emergency conditions.

Cash value — At any time before annuity payments begin, your contract’s cash value is equal to the account value less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator® SelectSM contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only).

Contract date — The “contract date” is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

Contract date anniversary — The end of each 12-month period is your “contract date anniversary”. For example, if your contract date is May 1st, your contract anniversary date is April 30th.

Contract year — The “contract year” is the 12-month period beginning on your contract date and each 12-month period after that date.

Maturity date — The contact’s “maturity date” is generally the contract date anniversary that follows the annuitant’s 95th birthday.

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

Prospectus	Contract or Supplemental Materials
fixed maturity options	Guarantee Periods (Guaranteed Fixed Interest Accounts in supplemental materials)

variable investment options	Investment Funds

account value	Annuity Account Value

rate to maturity	Guaranteed Rates

unit	Accumulation Unit

Guaranteed minimum death benefit	Guaranteed death benefit

Guaranteed minimum income benefit	Guaranteed Income Benefit

guaranteed interest option	Guaranteed Interest Account

Guaranteed withdrawal benefit for life	Guaranteed withdrawal benefit

GWBL benefit base	Guaranteed withdrawal benefit for life benefit base

Guaranteed annual withdrawal amount	Guaranteed withdrawal benefit for life Annual withdrawal amount

Excess withdrawal	Guaranteed withdrawal benefit for life Excess withdrawal

Important information you should consider about the contract

FEES AND EXPENSES
Charges for Early Withdrawals

Each series of the contract provides for different withdrawal charge periods and percentages.

Accumulator®—If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from Accumulator® of the contract within 7 years following your last contribution, you will be assessed a withdrawal charge of up to 7% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment.

Accumulator® PlusSM—If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from Accumulator® PlusSM of the contract within 8 years following your last contribution, you will be assessed a withdrawal charge of up to 8% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment.

Accumulator® EliteSM—If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from Accumulator® EliteSM of the contract within 4 years following your last contribution, you will be assessed a withdrawal charge of up to 8% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment.

Accumulator® SelectSM —No withdrawal charge.

If amounts are withdrawn from a fixed maturity option before the maturity date, there will be a market value adjustment which could greatly reduce the value in your fixed maturity option. See the FMO prospectus for more information.

For additional information about charges for surrenders and early withdrawals see “Withdrawal charge” in “Charges and expenses” in the Prospectus.

Transaction Charges

In addition to withdrawal charges, you may also be charged for other transactions (for special requests such as wire transfers, express mail and duplicate contracts).

For additional information about transaction charges see “Charges that the Company deducts” in “Charges and expenses” in the Prospectus.

Ongoing Fees and Expenses (annual charges)	Each series of the contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year under the contract, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected

Annual Fee	Minimum	Maximum
Base Contract (varies by contract series)(1)	1.30%	1.70%
Investment options (Portfolio fees and expenses)(2)	0.58%	1.40%
Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.25%	1.10%

(1)  Expressed as an annual percent of daily net assets in the variable investment options.

(2)  Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2020 and could change from year to year.

(3)  Expressed as an annual percentage of the applicable benefit base.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes no credits and that you do not take withdrawals from the contract or make any other transactions, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost $2,019	Highest Annual Cost $4,888

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract series and Portfolio fees and expenses

•   No optional benefits

•   No sales charges

•   No additional contributions, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract series (Accumulator® PlusSM), optional benefits (GMIB and Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85 death benefit) and Portfolio fees and expenses

•   No sales charges

•   No additional contributions, transfers or withdrawals

For additional information about ongoing fees and expenses see “Fee Table” in the Prospectus.

RISKS
Risk of Loss

The contract is subject to the risk of loss. You could lose some or all of your account value.

For additional information about the risk of loss see “Principal risks of investing in the Contract” in the Prospectus.

Not a Short-Term Investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties.

For additional information about the investment profile of the contract see “Fee Table” in the Prospectus.

Risks Associated with Investment Options

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options available under the contract, (e.g., the Portfolios). Each investment option, including the guaranteed interest option and fixed maturity option, has its own unique risks. You should review the investment options including the fixed maturity options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Variable investment options”, “Guaranteed interest option” and “Portfolios of the Trusts” in “Purchasing the Contract” in the Prospectus, as well as, “Risk factors” and “Fixed maturity options” in the FMO prospectus. See also Appendix “Portfolio Companies available under the contract” in the Prospectus.

Insurance Company Risks

An investment in the contract is subject to risks related to the Company. The Company is solely responsible to the contract owner for the contract’s account value and the Guaranteed benefits. The general obligations, including the guaranteed interest option and fixed maturity options, and any Guaranteed benefits under the contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/selling-life-insurance/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the Prospectus.

RESTRICTIONS
Investments

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select. Such rights include, among others, combining any two or more variable investment options and transferring account value from any variable investment option to another variable investment option.

Credits under Accumulator® PlusSM contracts may be recaptured upon free look, annuitization, and death.

There are restrictions regarding investment options if Guaranteed benefits are elected, limits on contributions and transfers into and out of the guaranteed interest option, and restrictions or limitations with Special DCA programs. See “Allocating your contributions” in “Purchasing the Contract” and “Transferring your account value” in “Transferring your money among investment options” in the Prospectus for more information.

For more information see “About Separate Account No. 49” in “More information” in the Prospectus.

For additional information about the investment options, including information regarding volatility management strategies and techniques, see “Transfer charge” in “Charges and expenses” and “Portfolios of the Trust” in “Purchasing the Contract” in the Prospectus. See also the FMO prospectus.

Optional Benefits

At any time, we have the right to limit or terminate your contributions, allocations and transfers to any of the variable investment options. If you have one or more Guaranteed benefits (which are also known as optional benefits) and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your Guaranteed benefit(s).

Investment options are limited if Guaranteed benefits are elected. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

For additional information about the optional benefits see “How you can purchase and contribute to your contract” in “Purchasing the Contract” in the Prospectus. See also “Death Benefits” and “Living Benefits” in “Benefits available under the contract” in the Prospectus.

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the Prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and expenses” in the Prospectus.

Overview of the contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios, fixed maturity options and the guaranteed interest option during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides death benefits to protect your beneficiaries and living benefits to protect your access to income. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	variable investment options (with restrictions depending on benefit selection);

•	Guaranteed interest option;

•	fixed maturity option (see the FMO prospectus for more information); and

•	the account for dollar cost averaging.

For additional information about each underlying Portfolio see Appendix “Portfolio Companies available under the contract.”

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; or (3) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income and death benefit protection, offers various payout options and a credit (Accumulator® PlusSM contracts only).

Contract Classes

You can purchase one of four contract classes that have different ongoing fees and withdrawal charges. For example, the contract offers Accumulator® with a 7 year withdrawal charge period and a 1.30% contract fee, Accumulator® Plus with a 8 year withdrawal charge period and a 1.55% contract fee, Accumulator® EliteSM with a 4 year withdrawal charge period and a 1.65% contract fee, and Accumulator® SelectSM with no withdrawal charge and a 1.70% contract fee. If you purchase a Accumulator® PlusSM contract, we will add a credit to your contributions. Fees and charges for the Accumulator® PlusSM contract are higher than for the Accumulator® contract, the amount of the credits may be more than offset by these higher fees and charges, and credits may be recaptured upon free look, annuitization, and death.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1/2. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any guaranteed benefits.

Death Benefits

Your contract includes a standard death benefit that pays your beneficiaries an amount at least equal to your contributions less adjusted withdrawals. For an additional fee, you can purchase other death benefits called Guaranteed minimum death benefits (“GMDBs”) that provide different minimum payment guarantees.

Living Benefits

For an additional fee, you can purchase optional living benefits that provide different minimum account value, payment and withdrawal guarantees. The minimum guarantees provided by these benefits may never come into effect.

Rebalancing and Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing option.

Loans

Depending on the terms of your contract, you may be permitted to take loans from your account value. If you take a loan, we charge interest on the loan.

Other contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue, including some described in this Prospectus, is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding our other annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of our annuity contracts.

You should work with your financial professional to decide whether one or more optional benefits are appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. Each of the charges and expenses is more fully described in “Charges and expenses”. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals, transfers or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses

	Accumulator®	Accumulator® PlusSM	Accumulator® EliteSM	Accumulator® SelectSM
Sales Load Imposed on Purchases	None	None	None	None
Withdrawal Charge (as a percentage of contributions withdrawn)(1)	7%	8%	8%	None
Special Service Charges(2)	$90	$90	$90	$90

(1)

Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable. The withdrawal charge percentage we use is determined by the number of years since receipt of the contribution to which the charge relates if you make a withdrawal or surrender your contract. For each contribution, we consider the year in which that contribution to be “year 1”.

	charge as a % of contribution for each year following contribution
	1	2	3	4	5	6	7	8	9+
Accumulator®	7%	7%	6%	6%	5%	3%	1%	0%	0%
Accumulator® PlusSM	8%	8%	7%	7%	6%	5%	4%	3%	0%
Accumulator® EliteSM	8%	7%	6%	5%	0%	0%	0%	0%	0%

(2)

Special service charges include (1) express mail charge; (2) wire transfer charge; and (3) duplicate contract charge. The duplicate contract charge is currently waived. We may discontinue this waiver at any time, with or without notice.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

	Accumulator®	Accumulator® PLUSSM	Accumulator® EliteSM	Accumulator® SelectSM
Annual Administrative Charge(1)	$30(1)	$30(1)	$30(1)	$30(1)

Base Contract Expenses (a percentage of daily net assets in the variable investment options)	1.30%	1.55%	1.65%	1.70%

Optional Benefits Expenses(2)

Guaranteed minimum death benefit charges (as a percentage of the benefit base)(3)

Standard death benefit and

GWBL Standard death benefit	No additional charge	No additional charge	No additional charge	No additional charge

Annual Ratchet to age 85	0.25%	0.25%	0.25%	0.25%

Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85	0.95%(4)	0.95%(4)	0.95%(4)	0.95%(4)

Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85	0.80%(5)	0.80%(5)	0.80%(5)	0.80%(5)

Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85	0.65%	0.65%	0.65%	0.65%

GWBL Enhanced death benefit	0.30%	0.30%	0.30%	0.30%

Modified death benefit (“Modified DB”)	0.55%(6)(7)	0.55%(6)(7)	0.55%(6)(7)	0.55%(6)(7)

Principal guarantee benefit charge (as a percentage of the account value)

100% Principal guarantee benefit	0.50%	0.50%	0.50%	0.50%

125% Principal guarantee benefit	0.75%	0.75%	0.75%	0.75%

Guaranteed minimum income benefit charge (as a percentage of the benefit base)(3)

If you elect the Guaranteed minimum income benefit that includes the 6 1/2% Roll-up benefit base	1.10%(4)	1.10%(4)	1.10%(4)	1.10%(4)

If you elect the Guaranteed minimum income benefit that includes the 6% Roll-up benefit base	0.95%(5)	0.95%(5)	0.95%(5)	0.95%(5)

Earnings enhancement benefit charge (as a percentage of the account value)	0.35%	0.35%	0.35%	0.35%

Guaranteed withdrawal benefit for life benefit charge (as a percentage of the benefit base)

Single Life option	0.80%(8)	0.80%(8)	0.80%(8)	0.80%(8)

Joint Life option	0.95%(9)	0.95%(9)	0.95%(9)	0.95%(9)

New Guaranteed withdrawal benefit for life (New GWBL) charge(10) (as a percentage of the benefit base)

If you elect the Guaranteed minimum income benefit that includes the 6 1/2% Roll-up benefit base	1.10%(4)	1.10%(4)	1.10%(4)	1.10%(4)

If you elect the Guaranteed minimum income benefit that includes the 6% Roll-up benefit base	0.95%(5)	0.95%(5)	0.95%(5)	0.95%(5)

(1)

The annual administrative charge is deducted from your account value on each contract date anniversary. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the administrative charge for that year. If your account value on a contract date anniversary is $50,000 or more there is no charge. During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(2)

Deducted annually on each contract date anniversary for which the benefit is in effect. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(3)

The benefit base is not an account value or cash value. If you elect the Guaranteed minimum income benefit and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Accumulator® PlusSM contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See “Guaranteed minimum income benefit and Guaranteed minimum death benefit base” and “GWBL benefit base” in “Benefits available under the contract”.

(4)

We will increase this charge to the maximum charge shown, if you elect to reset your Roll-up benefit base on any contract date anniversary. See both “Guaranteed minimum death benefit charge” and “Guaranteed minimum income benefit charge” in “Charges and expenses”. Any reset prior to April 1, 2013 did not result in an increased charge. The current charge is 0.80%.

(5)

We will increase this charge to the maximum charge shown, if you elect to reset your Roll-up benefit base on any contract date anniversary. See both “Guaranteed minimum death benefit charge” and “Guaranteed minimum income benefit charge” in “Charges and expenses”. Any reset prior to April 1, 2013 did not result in an increased charge. The current charge is 0.65%.

(6)

The 0.55% charge is applicable of the Greater of 6% Roll-up to age 85 benefit base or Annual Ratchet to age 85 benefit base if you were previously paying 0.80% for the Greater of 6% Roll-up to age 85 or Annual Ratchet to age 85 death benefit.

(7)

No charge (if you previously had the Standard death benefit);, 0.25% of the Annual Ratchet to age 85 benefit base (if you previously had the Annual Ratchet to age 85 death benefit); 0.40% of the Greater of 6% Roll-up to age 85 benefit base or Annual Ratchet to age 85 benefit base, as applicable (if you had previously had the Greater of 6% Roll-up to age 85 death benefit and you were previously paying 0.65%).

(8)	We will increase this charge to 0.80% if you elect to reset this Roll-up benefit base. The current charge is 0.65%.

(9)	We will increase this charge to 0.95% if you elect to reset this Roll-up benefit base. The current charge is 0.80%.

(10)	Only applicable to contract holders who elected to convert their Guaranteed minimum income benefit into the New GWBL. See Appendix “New Guaranteed Withdrawal Benefit for Life”.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. A complete list of Portfolios available under the contact, including their annual expenses, may be found at the back of this document. See Appendix “Portfolio Companies available under the contract.” These expenses are for the period ended December 31, 2020, and may fluctuate from year to year.

Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)(*)	0.58%	1.40%

(*)

“Annual Portfolio Expenses” are based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2022 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2022. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios.

Example

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

These Examples assume that you invest $100,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses, as well as, the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 death benefit and GMIB (both at their maximum charge).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Accumulator®	$12,386	$22,550	$33,270	$60,272	$5,386	$16,550	$28,270	$60,272
Accumulator®PlusSM	$13,787	$24,729	$36,191	$63,864	$5,787	$17,729	$30,191	$63,864
Accumulator®EliteSM	$13,753	$23,609	$29,955	$63,205	$5,753	$17,609	$29,955	$63,205
Accumulator®SelectSM	$5,806	$18,109	$30,544	$63,965	$5,806	$17,759	$30,194	$63,615

The Company

We are Equitable Financial Life Insurance Company, a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $800 billion in assets as of December 31, 2020. For more than 160 years the Company has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. You can also use our Equitable Client portal to access information about your account and to complete certain requests through the Internet. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

We are changing our addresses effective June 21, 2021.

For correspondence with checks:

For contributions sent by regular mail:

From May 1st to June 20th Retirement Service Solutions P.O. Box 1577 Secaucus, NJ 07096-1577	On or after June 21st Retirement Service Solutions P.O. Box 1424 Charlotte NC 28201

For contributions sent by express delivery:

From May 1st to June 20th Retirement Service Solutions 500 Plaza Drive, 7th Floor Secaucus, NJ 07094	On or after June 21st Retirement Service Solutions 8501 IBM Dr, Ste 150-IR Charlotte, NC 28262

For correspondence without checks:

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by regular mail:

From May 1st to June 20th Retirement Service Solutions P.O. Box 1547 Secaucus, NJ 07096-1547	On or after June 21st Retirement Service Solutions P.O. Box 1016 Charlotte NC 28201

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by express delivery:

From May 1st to June 20th Retirement Service Solutions 500 Plaza Drive, 7th Floor Secaucus, NJ 07094	On or after June 21st Retirement Service Solutions 8501 IBM Dr, Ste 150-IR Charlotte, NC 28262

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Our processing office is: 500 Plaza Drive, 7th Floor, Secaucus, New Jersey 07094. On or after June 21, 2021, our processing office is: 8501 IBM Dr, Ste 150-IR, Charlotte, NC 28262.

Reports we provide:

•	written confirmation of financial transactions;

•	statement of your account value at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

•

annual statement of your account value as of the close of the contract year, including notification of eligibility for GWBL deferral bonuses and eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.

For jointly owned contracts (if applicable), we provide reports to the primary joint owner’s address on file.

Equitable Client portal:

With your Equitable Client portal account you can expect:

•	Account summary. View your account values, and select accounts for additional details.

•	Messages and alerts. Stay up to date with messages on statement availability, investment options and important account information.

•	Profile changes. Now it’s even easier to keep your information current, such as your email address, street address and eDelivery preferences.

•	Manage your account. Convenient access to service options for a policy or contract, from viewing account details and documents to completing financial transactions.

•	Investments details. Intuitive charts show the breakdown of your key investments.

Don’t forget to sign up for eDelivery!

Visit equitable.com and click sign in to register today.

Equitable Client portal is normally available seven days a week, 24 hours a day. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as ‘‘market timing’’ (see ‘‘Disruptive transfer activity’’ in ‘‘Transferring your money among investment options’’.

Customer service representative:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

•	Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

•	Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

We require that the following types of communications be on specific forms we provide for that purpose:

(1)	authorization for telephone transfers by your financial professional;

(2)	conversion of a traditional IRA to a Roth Conversion IRA or, depending on your contract, Flexible Premium Roth IRA contract;

(3)	election of the automatic investment program;

(4)	requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)	spousal consent for loans under Rollover TSA contracts;

(6)	requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required) and contracts with the Guaranteed withdrawal benefit for life (“GWBL”);

(7)	tax withholding elections (see withdrawal request form);

(8)	election of the beneficiary continuation option;

(9)	IRA contribution recharacterizations;

(10)	Section 1035 exchanges;

(11)	direct transfers and rollovers;

(12)	exercise of the Guaranteed minimum income benefit;

(13)	requests to reset your Roll-Up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(14)	requests to opt out of or back into the Annual Ratchet of the Guaranteed withdrawal benefit for life (“GWBL”) benefit base;

(15)	death claims;

(16)	change in ownership (NQ only, if available under your contract);

(17)	requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed withdrawal benefit for life (“GWBL”);

(18)	purchase by, or change of ownership to, a non-natural owner;

(19)	requests to reset the guaranteed minimum value for contracts with a Principal guarantee benefit;

(20)	requests to collaterally assign your NQ contract;

(21)	transfers into and among the investment options; and
(22)	requests for withdrawals.

We also have specific forms that we recommend you use for the following types of requests:

(1)	beneficiary changes;

(2)	contract surrender;

(3)	general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)	special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts only); and

(5)	special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts only).

To cancel or change any of the following, we require written notification generally at least seven calendar days before the next scheduled transaction:

(1)	automatic investment program;

(2)	general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)	special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts only);

(4)	special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts only);

(5)	substantially equal withdrawals;

(6)	systematic withdrawals;

(7)	the date annuity payments are to begin; and

(8)	RMD payments from inherited IRAs.

To cancel or change any of the following, we require written notification at least one calendar day prior to your contract date anniversary:

(1)	automatic annual reset program; and

(2)	automatic customized reset program.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. Some requests may be completed online; you can use our Equitable Client portal to contact us and to complete such requests through the Internet. In the future, we may require that certain requests be completed online.

Signatures:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

eDelivery:

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.equitable.com.

1. Purchasing the Contract

How you can contribute to your contract

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The table in Appendix “Rules regarding contributions to the contract” summarizes our current rules regarding contributions to your contract, which rules are subject to change. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit your transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

We have exercised our right to discontinue acceptance of contributions to the contracts as described above.

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the ‘‘150% limit’’). The 150% limit can be reduced or increased at any time upon advance notice to you. We currently permit aggregate contributions greater than the 150% limit if both: (i) the owner (or joint owner or joint annuitant, if applicable) is age 75 or younger; and (ii) the aggregate contributions in any year after the 150% limit is reached do not exceed 100% of the prior year’s contributions. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator® series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all our annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix “State contract availability and/or variations of certain features and benefits”.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

The ‘‘owner’’ is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The ‘‘annuitant’’ is the person who is the measuring life for determining the contract’s maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.

Owner and annuitant requirements

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability companies to be owners of the Accumulator® SelectSM contract. We also reserve the right to prohibit the availability of the Accumulator® SelectSM contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Owners which are not individuals may be required to document their status to avoid 30% FATCA withholding from U.S.-source income.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code, we permit joint annuitants. We also permit joint annuitants in non-exchange sales if you elect the Guaranteed withdrawal benefit for life on a Joint life basis, and the contract is owned by a non-natural owner. In all cases, the joint annuitants must be spouses.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See ‘‘Inherited IRA beneficiary continuation contract’’ for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single life contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex civil union and domestic partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator® PlusSM and Accumulator® SelectSM contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix “Purchase considerations for QP contracts” for more information on QP contracts.

Certain benefits under your contract, as described later in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. You may be permitted under the terms of your NQ contract to transfer ownership to a family member. In the event that ownership is changed to a family member, the original owner of the contract will remain the measuring life for determining contract benefits. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If GWBL is elected, the terms owner and Successor Owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL has not been elected, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.

Purchase considerations for a charitable remainder trust

(This section only applies to Accumulator® and Accumulator® EliteSM contracts.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Guaranteed minimum income benefit (‘‘GMIB’’) or the Guaranteed withdrawal benefit for life (“GWBL”), or an enhanced death benefit, you should strongly consider ‘‘split-funding’’: that is the trust holds investments in addition to this contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

How you can make your contributions

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to the Company. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers’ checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in ‘‘More information’’.

The ‘‘contract date’’ is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a ‘‘contract year.’’ The end of each 12 month period is your ‘‘contract date anniversary.’’ For example, if your contract date is May 1, your contract date anniversary is April 30.

As described later in this Prospectus, we deduct guaranteed benefit and annual administrative charges from your account value on your contract date anniversary. If you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect.

Your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”), your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the business day we receive the missing information.

Our ‘‘business day’’ is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the SEC. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see ‘‘Dates and prices at which contract events occur.’’

What are your investment options under the contract?

You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options (see the FMO prospectus for more information) and the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts).

If you elect the 100% Principal guarantee benefit, the Guaranteed withdrawal benefit for life or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts) and the variable investment options as noted in Appendix “Portfolio Companies available under the contract” (‘‘permitted variable investment options’’).

If you elect the 125% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts), the variable investment option as noted in “Portfolio Companies available under the contract”.

Variable investment options

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select.

Portfolios of the Trust

We offer affiliated Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust and EQ Advisors Trust (collectively the “affiliated Trust”). For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers and is responsible for retaining or discontinuing the services of those sub-advisers.

Information regarding each of the currently available Portfolios, their type, their investment manager(s) and/or subadviser(s), their current expenses, and their current performance is available in an appendix to the prospectus. See Appendix “Portfolio Companies available under the contract.”

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. In order to obtain copies of the Portfolios’ prospectuses, you may call one of our customer service representatives at 1-800-789-7771, or visit www.equitable.com/ICSR#EQH146640.

You should be aware that Equitable Advisors and Equitable Distributors, LLC (“Equitable Distributors”), (together, the “Distributors”) directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the

Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company and/or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some Portfolios invest in other affiliated Portfolios (the ”EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”), and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). This may effectively suppress the value of guaranteed benefit(s) that are eligible for periodic benefit base resets because your benefit base is available for resets only when your account value is higher. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the EQ volatility management strategy. Such techniques could also impact your account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Asset Transfer Program.  Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)	By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Guaranteed interest option

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under “More information”.

We credit interest daily to amounts in the guaranteed interest option. The minimum rate may vary depending on your contract issue date but it will be shown on the data page for your contract and will never be less than 1.0%. We set current interest rates periodically, based on our sole discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before the deduction of annual administrative charges and any withdrawal charges (if applicable).

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

Generally, contributions and transfers into and out of the guaranteed interest option are limited. See “Transferring your money among the investment options” for restrictions on transfers to and from the guaranteed interest option.

If you elected a guaranteed benefit that provides a 6% (or greater) roll-up, an allocation to the guaranteed interest option will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to the guaranteed interest rate option. For more information, see “Guaranteed minimum death benefit and Guaranteed minimum income benefit base” in “Benefits available under the contract” and “Our administrative procedures for calculating your Roll-up benefit base following a transfer” in “Transferring your money among investment options”.

Fixed maturity options

We may offer fixed maturity options which are described in a separate FMO prospectus.

Account for special dollar cost averaging

(This section only applies to Accumulator® and Accumulator® EliteSM contracts.)

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See “Allocating your contributions” for rules and restrictions that apply to the special dollar cost averaging program.

Allocating your contributions

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and the Company. The contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with Equitable Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

Self-directed allocation

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states-see Appendix “State contract availability and/or variations of certain features and benefits” for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. For Accumulator® PlusSM, Accumulator® EliteSM and Accumulator® SelectSM contract owners, no more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal

100%. We reserve the right to restrict allocations to any variable investment option. If an owner or annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin. See the FMO prospectus for more information.

Credits (for Accumulator® PlusSM contracts only)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.

The amount of the credit will be 4%, 4.5% or 5% of each contribution based on the following breakpoints and rules:

First year total contributions Breakpoints	Credit percentage applied to contributions
Less than $500,000	4%
$500,000-$999,999.99	4.5%
$1 million or more	5%

The percentage of the credit is based on your total first year total contributions. If you purchase a Principal guarantee benefit, you may not make additional contributions after the first six months. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 – 7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

•	Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make additional contributions to meet one of the breakpoints (the ‘‘Expected First Year Contribution Amount’’) and your initial contribution is at least 50% of the Expected First Year Contribution Amount, your credit percentage will be as follows:

—

For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

—

For any subsequent contribution that results in your total contributions to date exceeding your Expected First Year Contribution Amount, such that the credit percentage should have been higher, we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

—

If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been lower, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions.

—

The ‘‘Indication of intent’’ approach to first year contributions is not available in all states. Please see Appendix “State contract availability and/or variations of certain features and benefits” for information on state availability.

•	No indication of intent:

—	For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

—

For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

•	If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see ‘‘Your right to cancel within a certain number of days’’)

•

If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix “State contract availability and/or variations of certain features and benefits” for information on state variations.

•

If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, the fixed maturity options in order of the earliest maturing date(s), any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging. A market value adjustment may apply to withdrawals from the fixed maturity options. See the FMO prospectus for more information.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. See ‘‘Charges and expenses’’. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. You should consider this possibility before purchasing the contract.

Inherited IRA beneficiary continuation contract

(For Accumulator®, Accumulator® EliteSM and Accumulator® SelectSM contracts only)

The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than the Company. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected (‘‘original IRA’’) while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner’s death. See the discussion of required minimum distributions under ‘‘Tax information.’’ See ‘‘Beneficiary continuation option for IRA and Roth IRA contracts’’ under ‘‘Beneficiary continuation option’’ in “Benefits available under the contract”. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans (‘‘Applicable Plan(s)’’). In this discussion, unless otherwise indicated, references to ‘‘deceased owner’’ include ‘‘deceased plan participant’’; references to ‘‘original IRA’’ include ‘‘the deceased plan participant’s interest or benefit under the Applicable

Plan’’, and references to ‘‘individual beneficiary of a traditional IRA’’ include ‘‘individual non-spousal beneficiary under an Applicable Plan.’’

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary’s interest under the deceased owner’s original IRA. In the case of a non-spousal beneficiary under a deceased plan participant’s Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose. The contract must also contain the name of the deceased owner. In this discussion, ‘‘you’’ refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner’s original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

•

If the deceased participant died on or before December 31, 2019 or you are an “eligible designated beneficiary” (as defined later in this Prospectus) electing to stretch out your payments over your life expectancy, you must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner’s death and determined on a term certain basis.

•

If you are not an eligible designated beneficiary and the deceased participant died after December 31, 2019, the Inherited IRA contract is designed to allow you to withdraw money whenever you want, so long as all amounts within the contract are withdrawn within ten years of the deceased participant’s death. In this case, the Inherited IRA contract can only be purchased if you have at least 8 years remaining on the 10 year post-death payment period.

•

You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from our Inherited IRA contract. If you choose not to take a payment from your

Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

•

The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a ‘‘see-through trust,’’ the oldest beneficiary of the trust will be the annuitant.

•	An inherited IRA beneficiary continuation contract is not available for owners over age 70.

•

The initial contribution must be a direct transfer from the deceased owner’s original IRA and is subject to minimum contribution amounts. See Appendix “Rules regarding contributions to your contract” in for more information.

•

Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than the Company, where the deceased owner is the same as under the original IRA contract. A non-spousal beneficiary under an Applicable Plan cannot make subsequent contributions to an Inherited IRA contract.

•	You may make transfers among the investment options.

•

You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in ‘‘Charges and expenses’’. Please note that withdrawal charges do not apply to Accumulator® SelectSM contracts.

•

The Guaranteed minimum income benefit, Spousal continuation, special dollar cost averaging program, special money market dollar cost averaging program, automatic investment program, Principal guarantee benefits, the Guaranteed withdrawal benefit for life and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

•	If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

•

Upon your death, your beneficiary has the following options: (1) if you were an EDB or the deceased owner (or deceased participant) died on or before December 31, 2019, your beneficiary must withdraw any remaining amount within ten years of your death; or (2) if you were not an EDB, the beneficiary must withdraw any remaining amount within 10 years of the deceased owner’s (or deceased participant’s) death. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply (if applicable under your Accumulator® Series contract). If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

Your right to cancel within a certain number of days

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this ‘‘free look’’ period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix “State contract availability and/or variations of certain features and benefits” to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under TSA contracts) under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, (iii) any positive or negative market value adjustments in the fixed maturity options, and (iv) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or (iv) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator® and Accumulator® EliteSM contract owners only.

For Accumulator® PlusSM contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

•	you cancel your contract during the free look period; or

•	you change your mind before you receive your contract whether we have received your contribution or not.

Please see ‘‘Tax information’’ for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see ‘‘Surrendering your contract to receive its cash value’’. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see ‘‘Tax information’’.

2. Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

These death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Standard Death Benefit and GWBL Standard Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals.	Standard	No Additional Charge		• Available only at contract purchase • Age restrictions may apply. • Available with or without the GMIB. • Withdrawals could significantly reduce or terminate benefit

Annual Ratchet to age 85	Locks in highest account value up to the contract date anniversary following the owner’s 85th birthday as minimum death benefit.	Optional	0.25%(1)		• Available only at contract purchase • Age restrictions apply. • Available with or without the GMIB. • Withdrawals could significantly reduce or terminate benefit

Greater of 6 1/2% Roll-up to age 85 or Annual Ratchet to age 85	Guarantees the beneficiaries will receive at least the greater of the Roll-up benefit base and the Annual Ratchet benefit base.	Optional	0.95%(2)	0.80%(2)	• Available only at contract purchase • Age restrictions apply • Available with or without the GMIB. • Withdrawals could significantly reduce or terminate benefit

Greater of 6% Roll-up to age 85 or Annual Ratchet to age 85	Guarantees the beneficiaries will receive at least the greater of the Roll-up benefit base and the Annual Ratchet benefit base.	Optional	0.80%(2)	0.65%(2)	• Available only at contract purchase • Age restrictions apply • Available with or without the GMIB. • Withdrawals could significantly reduce or terminate benefit

Greater of 3% Roll-up to age 85 or Annual Ratchet to age 85	Guarantees the beneficiaries will receive at least the greater of the Roll-up benefit base and the Annual Ratchet benefit base.	Optional	0.65%(2)

• Available only at contract purchase

• Age restrictions apply

• Not available for QP, Flexible Premium IRA and Inherited IRA contracts

• Available with the GMIB.

• Withdrawals could significantly reduce or terminate benefit

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current

GWBL Enhanced death benefit	Guarantees the beneficiaries will receive at least adjusted contributions plus the applicable increases.	Optional	0.30%(1)		• Available only at contract purchase • Age restrictions apply. • Withdrawals could significantly reduce or terminate benefit

Modified death benefit	Guarantees the beneficiaries will receive account value or the Modified DB benefit base on the date of the owner’s death.	Optional	0.55%(2)	0.0%- 0.55%(2)	• Available only with New GWBL • Age restrictions apply. • Withdrawals could significantly reduce benefit

(1)	Expressed as an annual percentage of account value.

(2)	Expressed as an annual percentage of the benefit base.

Living Benefit

This living benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
100% Principal Guarantee Benefit	Guarantees contributions adjusted for withdrawals.	Optional	0.50%(1)		• Available only at contract purchase • Does not include credits under Accumulator® PlusSM • Subject to restrictions on investment options

125% Principal Guarantee Benefit	Guarantees contributions adjusted for withdrawals.	Optional	0.75%(1)		• Available only at contract purchase • Does not include credits under Accumulator® PlusSM • Subject to restrictions on investment options

Guaranteed minimum income benefit 6 1/2% Roll-up	Guaranteed a minimum amount of fixed income under a life annuity fixed payout option.	Optional	1.10%(2)	0.80%(2)	• Available only at contract purchase • Restricted to owners of certain ages • Excess withdrawals could significantly reduce or terminate benefit
Guaranteed minimum income benefit 6% Roll-up		Optional	0.95%(2)	0.65%(2)	• Subject to restrictions on investment options

Earnings enhancement	Provides an additional death benefit when your GMIB converts to the GWLB.	Optional	0.35%(1)		• Available only at contract purchase • Restricted to owners of certain ages

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current

Guaranteed withdrawal benefit for life single	Guarantees a minimum annuitization value to provide lifetime retirement income.	Optional	0.80%(2)	0.65%(2)	• Only available at contract purchase • Not available with GWBL, Earnings enhancement or the Principal guarantee benefits • Excess withdrawals could significantly reduce or terminate benefit
Guaranteed withdrawal benefit for life joint		Optional	0.95%(2)	0.80%(2)	• Subject to restrictions on investment options

New Guaranteed withdrawal benefit for life	Guaranteed that you can take withdrawals up to a maximum amount per year without reducing your New GWBL benefit base.	Optional	The New GWBL percentage charge is the same percentage charge you previously paid for the GMIB.		• Only available you elect the conversion from the GMIB and GMDB and accepting a modified death benefit • Excess withdrawals could significantly reduce or terminate benefit

(1)	Expressed as an annual percentage of account value.
(2)	Expressed as an annual percentage of the benefit base.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Rebalancing(1)(2)	Periodically rebalance to your desired asset mix.	Optional	No Charge		• Not generally available with DCA

Dollar Cost Averaging (special DCA, general DCA, and Investment Simplifier)	Transfer account value to selected invesment options on a regular basis to potentially reduce the impate of market volatility.	Optional	No Charge		• Not generally available with Rebalancing

(1)	Allows you to rebalance your account value only among the Option I variable investment options.
(2)	Allows you to rebalance your account value only among the Option II variable investment options and the guaranteed interest option.

Guaranteed minimum death benefit and Guaranteed minimum income benefit base

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see ‘‘Guaranteed withdrawal benefit for life (‘‘GWBL’’)’’.

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your ‘‘benefit base’’) are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also ‘‘Guaranteed minimum income benefit’’ and ‘‘Guaranteed minimum death benefit’’.

Standard death benefit.   Your benefit base is equal to:

•	your initial contribution and any additional contributions to the contract; less

•

a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under ‘‘How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits’’ in ‘‘Accessing your money’’. The amount of any withdrawal charge is described under ‘‘Withdrawal charge’’ in ‘‘Charges and expenses’’. Please note that withdrawal charges do not apply to Accumulator® SelectSM contracts.

6 1/2% (or 6%, if applicable) Roll-Up to age 85 (used for the Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit). Your benefit base is equal to:

•	your initial contribution and any additional contributions to the contract; plus

•	daily roll-up; less

•

a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under ‘‘How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits’’ in ‘‘Accessing your money’’ and the section entitled ‘‘Charges and expenses’’. The amount of any withdrawal charge is described under ‘‘Withdrawal charge’’ in ‘‘Charges and expenses’’. Please note that withdrawal charges do not apply to Accumulator® SelectSM contracts.

The effective annual roll-up rate credited to this benefit base is:

•	6 1/2% (or 6%, if applicable) with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator® PlusSM and Accumulator® SelectSM contracts but excluding all other

•

amounts allocated to the EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator® and Accumulator® EliteSM contracts only); the effective annual rate may be 4% in some states. Please see Appendix “State contract availability and/or variations of certain features and benefits” to see what applies in your state; and

•

3% with respect to the EQ/Money Market variable investment option, the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable). If you elected a guaranteed benefit that provides a 6% (or greater) roll-up, an allocation to any investment option that rolls up at 3% will effectively reduce the growth rate of your guaranteed benefit. For more information, see “Our administrative procedures for calculating your Roll-up benefit base following a transfer” in “Transferring your money among investment options”, as well as, the FMO prospectus.

The benefit base stops rolling up on the contract date anniversary following the owner’s (or older joint owner’s, if applicable) 85th birthday. However, even after the 6½ % (or 6%, if applicable) Roll-Up to age 85 benefit base stops rolling up, any associated enhanced death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

Please see ‘‘Our administrative procedures for calculating your Roll-Up benefit base following a transfer’’ for more information about how we calculate your Roll-Up benefit base when you transfer account values between investment options with a higher Roll-Up rate (4-6.5%) and investment options with a lower Roll-Up rate (3%).

Annual Ratchet to age 85 (used for the Annual Ratchet to age 85 enhanced death benefit, the Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

•	your initial contribution to the contract (plus any additional contributions),

-or-

•

your highest account value on any contract date anniversary up to the contract date anniversary following the owner’s (or older joint owner’s, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See ‘‘How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits’’ in ‘‘Accessing your money’’. The amount of any withdrawal charge is described under ‘‘Withdrawal charge’’ in ‘‘Charges and expenses’’. Please note that withdrawal charges do not apply to Accumulator® SelectSM contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:

•	your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

-or-

•

your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner’s (or older joint owner’s, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

Your Annual Ratchet to age 85 benefit base is no longer eligible to increase after the contract date anniversary following your 85th birthday. However, any associated enhanced death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.

Greater of 6 1/2% (or 6% if applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit AND the Guaranteed minimum income benefit.  Your benefit base is equal to the greater of the benefit base computed for the 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see ‘‘ Withdrawal charge’’ in ‘‘Charges and expenses’’. Please note that withdrawal charges do not apply to Accumulator® SelectSM contracts.

3% Roll-Up to age 85 (used for the Greater of 3% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit). Your benefit base is equal to:

•	your initial contribution and any additional contributions to the contract; plus

•	daily roll-up; less

•

a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under ‘‘How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits’’ in ‘‘Accessing your money’’ and the section entitled ‘‘Charges and expenses’’. The amount of any withdrawal charge is described under ‘‘Withdrawal charge’’ in ‘‘Charges and expenses’’. Please note that withdrawal charges do not apply to Accumulator® SelectSM contracts.

The effective annual roll-up rate credited to the benefit base is 3%.

The benefit base stops rolling up on the contract date anniversary following the owner’s (or older joint owner’s, if applicable) 85th birthday. However, even after the 3% Roll-Up to age 85 benefit base stops rolling up, the associated Guaranteed minimum death benefit will remain in effect. We will continue to deduct the charge for the Guaranteed minimum death benefit, and if the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable Guaranteed minimum death benefit base amount.

Greater of 3% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit.  Your benefit base is equal to the greater of the benefit base computed for the 3% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary.

Guaranteed minimum income benefit and the Roll-Up benefit base reset.  You will be eligible to reset your Guaranteed minimum income benefit Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75. If you elect the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6% if applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, you may reset its Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75 AND your investment option choices will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts) and the permitted variable investment options. See ‘‘What are your investment options under the contract?’’. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The Roll-Up continues to age 85 on any reset benefit base.

If you elect both the Guaranteed minimum income benefit AND the Greater of the 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the ‘‘Greater of enhanced death benefit’’), you will be eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 75, and your investment options will not be restricted. If you elect both options, they are not available with different Roll-Up benefit bases: each option must include either the 6 1/2% Roll-Up or 6% Roll-Up benefit base.

We will notify you, generally in your annual account statement that we issue each year following your contract date anniversary, if the Roll-Up benefit base is eligible to be reset. If eligible, you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

one-time reset option — resets your Roll-Up benefit base on a single contract date anniversary.

automatic annual reset program — automatically resets your Roll-Up benefit base on each contract date anniversary you are eligible for a reset.

automatic customized reset program — automatically resets your Roll-Up benefit base on each contract date anniversary, if eligible, for the period you designate.

If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)

if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii)

if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this window will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see ‘‘How to reach us’’. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset until the next contract date anniversary. If after your death your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary, if applicable. The last age at which the benefit base is eligible to be reset is the contract date anniversary following owner (or older joint owner, if applicable) age 75.

If you elect to reset your Roll-Up benefit base on any contract date anniversary on or after April 1, 2013, we will increase the charge for the Guaranteed minimum income benefit and the Greater of 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit to the maximum charge permitted under the contract. There is no charge increase for the Annual Ratchet to age 85 enhanced death benefit. See both ‘‘Guaranteed minimum death benefit charge’’ and ‘‘Guaranteed minimum income benefit charge’’ in ‘‘Charges and expenses’’ for more information.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset: you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See ‘‘Exercise rules’’ under ‘‘Guaranteed minimum income benefit’’ for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See ‘‘Charges and expenses’’.

If you are a traditional IRA, TSA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 6 1/2% (or 6%) of the reset benefit base, the withdrawal would cause a pro rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 6 1/2% (or 6%) threshold. See ‘‘Lifetime required minimum distribution withdrawals’’ and ‘‘How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit’’ in ‘‘Accessing your money.’’ Also, see ‘‘Required minimum distributions’’ under ‘‘Individual retirement arrangements (IRAs)’’ in ‘‘Tax information’’ and Appendix ‘‘Purchase considerations for QP Contracts’’ as well as Appendix ‘‘Tax-sheltered annuity contracts (TSAs)’’.

If you elect both a ‘‘Greater of’’ enhanced death benefit and the Guaranteed minimum income benefit, the Roll-Up benefit bases for both are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

Death Benefits

Guaranteed minimum death benefit

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see ‘‘Guaranteed withdrawal benefit for life (‘‘GWBL’’)’’.

Your contract provides a standard death benefit. There is no additional charge for this benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator® Series contract). For Accumulator®, Accumulator® EliteSM and Accumulator® SelectSM contract owners, the standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 81 through 85 at issue. Once your contract is issued, you may not change or voluntarily terminate your death benefit.

If you elect one of the enhanced death benefits (not including the GWBL Enhanced death benefit), the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the owner’s (or older joint owner’s, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner’s (or older joint owner’s, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator® Series contract), whichever provides the higher amount. See “Benefits available under the contract” for more information.

Any of the enhanced death benefits (other than the Greater of 3% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit) or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit. Each enhanced death benefit has an additional charge. Although the amount of your enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect. There is no additional charge for the standard death benefit. See “Guaranteed minimum death benefit charge” in “Charges and expenses” for more information.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. See ‘‘Transfers of ownership, collateral assignments, loans and borrowing’’ in ‘‘More information’’ for more information.

If your contract terminates for any reason, your Guaranteed minimum death benefit will also terminate. See “Termination of your contract” in “Determining your contract’s value” for information about the circumstances under which your contract will terminate.

For Accumulator® PlusSM contracts, if the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

Subject to state availability (see Appendix “State contract availability and/or variations of certain features and benefits” for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the following enhanced death benefits:

Optional enhanced death benefit applicable for owner (or older joint owner, if applicable) ages 0 through 75 at issue of NQ contracts; 20 through 75 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts; 20 through 70 at issue of Flexible Premium IRA contracts; 0 through 70 at issue for Inherited IRA contracts; and 20 through 75 at issue of QP contracts (20 through 70 at issue for Accumulator® PlusSM QP contracts.

•	Annual Ratchet to age 85 (the current charge for this benefit is 0.25%)

•	The Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85 (the current charge for this benefit is 0.80%)

•	The Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 (the current charge for this benefit is 0.65%)

Optional enhanced death benefit applicable for owner (or older joint owner, if applicable) ages 76 through 80 at issue of NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts.

•	The Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 (the current charge for this benefit is 0.65%)

These enhanced death benefits, together with the standard death benefit, comprise the Guaranteed minimum death benefits available under the contract.

The Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 is not available for QP, Flexible Premium IRA, and Inherited IRA contracts.

For contracts with non-natural owners, the available death benefits are based on the annuitant’s age.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in ‘‘Guaranteed minimum death benefit and Guaranteed minimum income benefit base.’’ Once you have made your enhanced death benefit election, you may not change it.

As discussed earlier in this Prospectus, you can elect a ‘‘Greater of’’ enhanced death benefit with a corresponding Guaranteed minimum income benefit. You can elect one of the following two combinations:

•	the Greater of 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit with the Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base, or

•	the Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit with the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

If you purchase a ‘‘Greater of’’ enhanced death benefit with the Guaranteed minimum income benefit, you will be eligible to reset your Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75. If you purchase a ‘‘Greater of’’ enhanced death benefit without the Guaranteed minimum income benefit, no reset is available. See ‘‘Guaranteed minimum income benefit and the Roll-Up benefit base reset’’.

For information about the effect of withdrawals on your Guaranteed minimum death benefit, please see ‘‘How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits’’ in ‘‘Accessing your money.”

If you are using your Accumulator® or Accumulator® EliteSM contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See ‘‘Owner and annuitant requirements’’.

See Appendix “Enhanced death benefit example” for an example of how we calculate an enhanced death benefit.

You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Guaranteed minimum death benefit. If you accepted such an offer, your Guaranteed minimum death benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Guaranteed minimum death benefit is still in effect. See “Guaranteed benefit offers” for more information.

Earnings enhancement benefit

Subject to state and contract availability (see Appendix “State contract availability and/or variations of certain features and benefits” for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract, if the owner is age 75 or younger. The current charge for this benefit is 0.35%. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of ‘‘Tax information’’ for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ, IRA or Rollover TSA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit is not available.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See ‘‘Transfers of ownership, collateral assignments, loans and borrowing’’ in ‘‘More information,’’ for more information. This benefit will also terminate if your contract terminates for any reason. See “Termination of your contract” in “Determining your contract’s value”.

If the owner (or older joint owner, if applicable) is 70 or younger when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is 70 or younger when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 40% of:

the greater of:

•	the account value, or

•	any applicable death benefit

decreased by:

•	total net contributions.

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) ‘‘Net contributions’’ are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. ‘‘Net contributions’’ are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator® PlusSM contracts, credit amounts are not included in ‘‘net contributions’’); and (ii) ‘‘Death benefit’’ is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator® PlusSM contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the greater of:

•	the account value, or

•	any applicable death benefit

decreased by:

•	total net contributions.

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 × .40) and the benefit after the withdrawal would be $24,000 ($40,000 – $16,000).

For an example of how the Earnings enhancement death benefit is calculated, please see Appendix “Earnings enhancement benefit example”.

Although the value of your Earnings enhancement benefit will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse’s death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See ‘‘Spousal continuation’’ in “Benefits available under the contract” for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix “State contract availability and/or variations of certain features and benefits” to see if this feature is available in your state.

You may have been the recipient of an offer that provided for an increase in your account value in return for terminating your Earnings enhancement benefit. If you accepted such an offer, your Earnings enhancement benefit has been replaced with the return of account value death benefit. If you did not accept an offer, your Earnings enhancement benefit is still in effect. See “Guaranteed benefit offers” for more information.

Payment of Death Benefit

Your beneficiary and payment of benefit

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner’s (or older joint owner’s, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See “Effect of the owner’s death”. For Accumulator® PlusSM contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner’s (or older joint owner’s, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner’s (or older joint owner’s, if applicable) death adjusted for any subsequent withdrawals. For Roll-over TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

When we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL has not been elected, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable. Under contracts with GWBL, the terms Owner and Successor Owner are intended to be references to Annuitant and Joint Annuitant, respectively, if the contract has a non-natural owner.

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

Effect of the owner’s death

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner. No death benefit will be payable upon or after the contract’s Annuity maturity date, which will never be later than the contract date anniversary following your 95th birthday.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option (‘‘BCO’’). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the ‘‘Spousal continuation’’ feature or under our Beneficiary continuation option. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed under ‘‘Non-spousal joint owner contract continuation.’’

If you are the sole owner, your surviving spouse may have the option to:

•	take the death benefit proceeds in a lump sum;

•	continue the contract as a successor owner under “Spousal continuation” (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option; or

•	roll the death benefit proceeds over into another contract.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse’s new contract. Any death proceeds will remain invested in this contract until your spouse’s new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse’s new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse’s new contract is issued.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner’s death (the ‘‘5-year rule’’). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner’s death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. If a PGB election is in effect upon your death with a benefit maturity date of less than five years from the date of death, it will remain in effect. For more information on non-spousal joint owner contract continuation, see the section immediately below.

Non-spousal joint owner contract continuation

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner’s death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator® PlusSM contracts, if any contributions are made during the one-year period prior to the owner’s death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator® Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator® Series contract, will continue to apply and no additional contributions will be permitted.

Upon the death of either owner, if the surviving owner elects the 5-year rule and a PGB was in effect upon the owner’s death with a maturity date of more than five years from the date of death, we will terminate the benefit and the charge.

Spousal continuation

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse’s death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed in this section) or continue the contract, as follows:

•

As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator® PlusSM contracts, if any contributions are made during the one-year period prior to the owner’s death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

•

In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator® SelectSM contract owners.

•	The applicable Guaranteed minimum death benefit option may continue as follows:

—

If you elected either the Annual Ratchet to age 85 or the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, and if your surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the enhanced death benefit will continue to apply, even after the enhanced death benefit no longer rolls up or is no longer eligible for resets. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. The charge for the applicable Guaranteed minimum death benefit will continue to apply, even after the Guaranteed minimum death benefit no longer rolls up or is no longer eligible for resets.

—

If you elected the Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, and your surviving spouse is age 80 or younger at the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will grow according to its terms until the contract date anniversary following the surviving spouse’s 85th birthday. The charge for the enhanced death benefit will continue to apply, even after the enhanced death benefit no longer rolls up or is no longer eligible for resets. If you were age 85 or older at death, we will reinstate the enhanced death benefit you elected. The benefit base (which had been previously frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the surviving spouse’s 85th birthday. The charge for the enhanced death benefit will continue to apply, even after the enhanced death benefit no longer rolls up or is no longer eligible for resets.

—

If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse’s age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable.

—

If you elected either the Annual Ratchet to age 85 or the Greater of the 6 1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit and your surviving spouse is age 76 or older on the date of your death, the enhanced death benefit will be frozen, which means:

∎	On the date your spouse elects to continue the contract, the value of the enhanced death benefit will be set to equal the amount of the enhanced death benefit base on the date of your death. If your account value is higher than the enhanced death benefit base on the date of your death, the enhanced death benefit base will not be increased to equal your account value.

∎	The enhanced death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

∎	The charge for the enhanced death benefit will be discontinued.

∎	Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the account value and the value of the Guaranteed minimum death benefit.

—

If you elected the Greater of the 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit and your surviving spouse is 81 or older, the enhanced death benefit will be frozen, which means:

∎

On the date your spouse elects to continue the contract, the value of the enhanced death benefit will be set to equal the amount of the enhanced death benefit base on the date of your death. If your account value is higher than the enhanced death benefit base on the date of your death, the enhanced death benefit base will not be increased to equal your account value.

∎	The enhanced death benefit will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals.

∎	The charge for the enhanced death benefit will be discontinued.

∎	Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the account value and the value of the Guaranteed minimum death benefit.

—

In all cases, whether the Guaranteed minimum death benefit continues or is discontinued, if your account value is lower than the Guaranteed minimum death benefit base on the date of your death, your account value will be increased to equal the Guaranteed minimum death benefit base.

—

For single owner contracts with the GWBL Enhanced death benefit, we will discontinue the benefit and charge. However, we will freeze the GWBL Enhanced death benefit base as of the date of your death (less subsequent withdrawals), and pay it upon your spouse’s death.

•

The Earnings enhancement benefit will be based on the surviving spouse’s age at the date of the deceased spouse’s death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

•	If elected, PGB continues and is based on the same benefit maturity date and guaranteed amount that was guaranteed.

•

The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse’s age at the date of the deceased spouse’s death. See ‘‘Guaranteed minimum income benefit’’ in “Benefits available under the contract”. If the GMIB continues, the charge for the GMIB will continue to apply.

•

If you elect the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator® Series contract, will continue to apply to all contributions made prior to the deceased spouse’s death. No additional contributions will be permitted. If you elect the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

•	If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant’s death the annuitant’s spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant’s death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

•	The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse’s age for the life of the contract.

•	If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

•	If a PGB had been elected, the benefit continues and is based on the same benefit maturity date and guaranteed amount.

•	If you elect the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

•	The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator® SelectSM contracts.

If you divorce, Spousal continuation does not apply.

Beneficiary continuation option

This feature permits a designated individual, on the contract owner’s death, to maintain a contract with the deceased contract owner’s name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Depending on the beneficiary, this option may be restricted or may no longer be available for deaths after December 31, 2019, due to legislation enacted at the end of 2019. Please speak with your financial professional or see Appendix “State contract availability and/or variations of certain features and benefits” for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

Beneficiary continuation option for traditional IRA and Roth IRA contracts only.  The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, adjusted for any subsequent withdrawals. For Accumulator® PlusSM contracts, the account value will first be reduced by any credits applied in the one-year period prior to the owner’s death.

After legislation enacted at the end of 2019, for deaths after December 31, 2019, only specified individuals who are “eligible designated beneficiaries” or “EDBs” may stretch post-death payments over the beneficiary’s life expectancy. See “required minimum distributions after your death” under “Tax Information.” Individual beneficiaries who do not have EDB status (including beneficiaries named by the original beneficiary to receive any remaining interest after the death of the original beneficiary) must take out any remaining interest in the IRA or plan within 10 years of the applicable death. Trusts for individuals which would be considered as “see-through” trusts under the rules prior to January 1, 2020 no longer qualify to elect the beneficiary continuation option, except under narrowly defined circumstances.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

•	The contract continues with your name on it for the benefit of your beneficiary.

•	The beneficiary replaces the deceased owner as annuitant.

•	This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

•

If there is more than one beneficiary, each beneficiary’s share will be separately accounted for. It will be distributed over the beneficiary’s own life expectancy, if payments over life expectancy are chosen.

•	The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

•	The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

•

If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

•	The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

•	Any partial withdrawal must be at least $300.

•	Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

•

Upon the death of your beneficiary, the following distribution rules will apply to the subsequent beneficiary named by your beneficiary: (1) if your beneficiary is an EDB or you died on or before December 31, 2019, the subsequent beneficiary must withdraw any remaining amount within ten years of your beneficiary’s death; or (2) if your beneficiary is not an EDB, the subsequent beneficiary must withdraw any remaining amount within 10 years of your death. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

Beneficiary continuation option for NQ contracts only.  This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, ‘‘beneficiary’’ refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary’s life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as ‘‘scheduled payments.’’ The beneficiary may choose the ‘‘5-year rule’’ instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

•	This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

•	The beneficiary automatically replaces the existing annuitant.

•	The contract continues with your name on it for the benefit of your beneficiary.

•

If there is more than one beneficiary, each beneficiary’s share will be separately accounted for. It will be distributed over the respective beneficiary’s own life expectancy, if scheduled payments are chosen.

•	The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

•	The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

•

If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

•

If the beneficiary chooses the ‘‘5-year rule,’’ withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

•	Any partial withdrawals must be at least $300.

•	Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary’s death.

•

Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:

•

As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator® PlusSM contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner’s death.

•	No withdrawal charges, if applicable under your Accumulator® Series contract, will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

•	The annuity account value will not be reset to the death benefit amount.

•

The contract’s withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract’s free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator® SelectSM contracts.

•

We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the ‘‘Withdrawal charges’’ in ‘‘Charges and expenses’’. Please note that withdrawal charges do not apply to Accumulator® SelectSM contracts.

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the

Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse’s age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

Living Benefits

Guaranteed minimum income benefit

The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued.

Subject to state availability (see Appendix “State contract availability and/or variations of certain features and benefits”), you may elect one of the following:

•	The Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base. The current charge for this benefit is 0.80%.

•	The Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base. The current charge for this benefit is 0.65%.

Both options include the ability to reset your Guaranteed minimum income benefit base on each contract date anniversary until the contract date anniversary following age 75. See ‘‘Guaranteed minimum income benefit and the Roll-Up benefit base reset’’.

If you elect the Guaranteed minimum income benefit with a ‘‘Greater of’’ death benefit, you can choose between one of the following two combinations:

•	the Greater of the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit with the Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base, or

•	the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit with the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

If you elect the Guaranteed minimum income benefit without the Greater of the 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts) and the permitted variable investment options. See ‘‘What are your investment options under the contract?’’.

If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner’s age. There is an additional charge for the Guaranteed minimum income benefit which is described under ‘‘Guaranteed minimum income benefit charge’’ in ‘‘Charges and expenses’’. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit. If you elect both the Guaranteed minimum income benefit and a ‘‘Greater of’’ enhanced death benefit, the Roll-Up rate you elect must be the same for both features.

If you are purchasing the contract as an Inherited IRA or if you elect a Principal guarantee benefit or the Guaranteed withdrawal benefit for life, the Guaranteed minimum income benefit is not available. If you are using the contract to fund a charitable remainder trust (for Accumulator® and Accumulator® EliteSM contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See ‘‘Owner and annuitant requirements’’. For IRA, QP and Rollover TSA contracts, owners over age 60 at contract issue should consider the impact of the minimum distributions required by tax law in relation to the withdrawal limitations under the Guaranteed minimum income benefit. See ‘‘How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits’’ in ‘‘Accessing your money’’.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See ‘‘Transfers of ownership, collateral assignments, loans and borrowing’’ in ‘‘More information,’’ for more information. This benefit provides a minimum guarantee that may never come into effect.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option, subject to state availability. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner’s age, as follows:

Level payments
Owner’s age at exercise	Period certain years
80 and younger	10
81	9
82	8
83	7
84	6
85	5

We may also make other forms of payout options available. For a description of payout options, see ‘‘Your annuity payout options’’ in ‘‘Accessing your money’’.

The Guaranteed minimum income benefit should be regarded as a safety net only.

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator® Series contract), to GMIB guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors or the guaranteed annuity purchase factors stated in your contract. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see ‘‘Exercise of Guaranteed minimum income benefit’’.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GMIB annuity purchase factors. Annuity purchase factors are the factors applied to determine your periodic payments under the GMIB and base contract annuity payout options. GMIB annuity purchase factors are based on the owner’s (and any younger joint owner’s) age, frequency of payment, are the same regardless of gender, and are generally more conservative than the base contract annuity purchase factors. Base contract annuity payout options are discussed under “Your annuity payout options” in “Accessing your money” later in this Prospectus. Base contract annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner’s (and any joint owner’s) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options than those specified in your contract.

Guaranteed minimum income benefit ‘‘no lapse guarantee’’. In general, if your account value falls to zero (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6 1/2% (or 6%, if applicable) of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised automatically, based on the owner’s (or older joint owner’s, if applicable) current age and benefit base, as follows:

•

You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including the Guaranteed minimum death benefit, any other guaranteed benefits and any account or cash values) will terminate.

•	You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

•

If your aggregate withdrawals during any contract year exceed 6 1/2% (or 6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days);

•	Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

If your no lapse guarantee is no longer in effect and your account value subsequently falls to zero, your contract will terminate without value, and you will lose the Guaranteed minimum income benefit, Guaranteed minimum death benefit (if elected) and any other guaranteed benefits.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6 1/2% (or 6%, applicable) of your Roll-Up benefit base at the beginning of the contract year.

Illustrations of Guaranteed minimum income benefit.  Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male owner age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Money Market variable investment option, the guaranteed interest option, the fixed maturity options or the loan reserve account under Rollover TSA contracts.

Contract date anniversary at exercise	Guaranteed minimum income benefit — annual income payable for life
10	$10,065

15	$15,266

Exercise of Guaranteed minimum income benefit.  On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice with your annual statement. The annual statement will illustrate how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit.

We deduct guaranteed benefit and annual administrative charges from your account value on your contract date anniversary, and you can only exercise the Guaranteed minimum income benefit, if eligible, during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay fees on your next contract date anniversary, your contract will terminate and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See “Effect of your account value falling to zero” in “Determining your contract’s value”.

You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercising the GMIB, any Guaranteed minimum death benefit you elected will terminate without value. Also, upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant’s life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See ‘‘Accessing your money’’ under ‘‘Withdrawing your account value’’. Payments end with the last payment before the annuitant’s (or joint annuitant’s, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

Exercise rules.  Eligibility to exercise the Guaranteed minimum income benefit is based on the owner’s (or older joint owner’s, if applicable) age as follows:

•

If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

•

If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

•

If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

•	To exercise the Guaranteed minimum income benefit:

—	We must receive your notification in writing within 30 days following any contract date anniversary on which you are eligible; and

—

Your account value must be greater than zero on the exercise date. See “Effect of your account value falling to zero” in “Determining your contract’s value” for more information about the impact of insufficient account value on your ability to exercise the Guaranteed minimum income benefit.

Please note:

(i)	the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your 85th birthday;

(ii)

if you were age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(iii)

for Accumulator® Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan’s trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator® Series QP contract into an Accumulator® Series Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iv)

Since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant’s lump sum benefit amount and annuity benefit amount to the GMIB benefit amount and account value, and make a withdrawal from the contract if necessary. See ‘‘How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits’’ in ‘‘Accessing your money’’;

(v)

for Accumulator® Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a roll- over of the TSA contract to an Accumulator® Series Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day time- frame following the contract date anniversary in order for you to be eligible to exercise;

(vi)

if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vii)

a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner’s age on the date of the owner’s death replaces the owner’s age for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules;

(viii)

if the contract is jointly owned and not an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, or (b) as a single life benefit paid on the basis of the older owner’s age;

(ix)

if the contract is an IRA contract, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, but only if the joint annuitant is your spouse or (b) as a single life benefit paid on the basis of the annuitant’s age; and

(x)

if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant’s (or older joint annuitant’s, if applicable) age, rather than the owner’s.

See ‘‘Effect of the owner’s death’’ under “Benefits available under the contract” for more information.

If your account value is insufficient to pay applicable charges when due, your contract will terminate, which could cause you to lose your Guaranteed minimum income benefit. For more information, please see ‘‘Effect of your account value falling to zero’’ in ‘‘Determining your contract’s value” and the section entitled ‘‘Charges and expenses’’.

For information about the impact of withdrawals on the Guaranteed minimum income benefit and any other guaranteed benefits you may have elected, please see ‘‘How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits’’ in ‘‘Accessing your money.”

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See “Guaranteed benefit offers” for more information. If you accepted an offer to convert your Guaranteed minimum income benefit into the New Guaranteed withdrawal benefit for life (New GWBL), see Appendix “New Guaranteed withdrawal Benefit for Life” for more information about the New GWBL and the Modified Death Benefit.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

Guaranteed withdrawal benefit for life (‘‘GWBL’’)

For an additional charge, the Guaranteed withdrawal benefit for life (‘‘GWBL’’) guarantees that you can take withdrawals up to a maximum amount per year (your ‘‘Guaranteed annual withdrawal amount’’). The current charge for this benefit is 0.65% for the Single Life Option and 0.80% for the Joint Life Option. GWBL is only available at issue. This benefit is not available at issue ages younger than 45. GWBL is not available if you have elected the Guaranteed minimum income benefit, the Earnings enhancement benefit or one of our Principal guarantee benefits, described later in this Prospectus. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. See ‘‘Accessing your money’’. Your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts) and the permitted variable investment options. Our general dollar cost averaging program is not available if you elect the GWBL, but the investment simplifier program is available if you elect the GWBL. See ‘‘What are your investment options under the contract?’’.

You may buy this benefit on a single life (‘‘Single life’’) or a joint life (‘‘Joint life’’) basis. Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner.

For Joint life contracts, a successor owner may be named at contract issue only. The successor owner must be the owner’s spouse. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint life basis. For NQ contracts, you have the option to designate the successor owner as a joint owner.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named at contract issue only. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant’s new spouse. This can only be done before the first withdrawal. After the first withdrawal, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after withdrawals begin, the charge continues based on a Joint life basis.

Joint life QP and TSA contracts are not permitted in connection with the benefit. This benefit is not available under an Inherited IRA contract. If you are using your Accumulator® or

Accumulator® EliteSM contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See ‘‘Owner and annuitant requirements’’.

The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see ‘‘Guaranteed withdrawal benefit for life benefit charge’’ in ‘‘Charges and expenses’’ for a description of the charge.

You should not purchase this benefit if:

•

You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see ‘‘Effect of Excess withdrawals’’);

•	You are not interested in taking withdrawals prior to the contract’s maturity date;

•	You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply; or

•

You plan to use it for withdrawals prior to age 59 1/2, as the taxable amount of the withdrawal will be includible in income and subject to an additional 10% federal income tax penalty, as discussed later in this Prospectus.

For traditional IRAs, TSA and QP contracts, you may take your lifetime required minimum distributions (‘‘RMDs’’) without losing the value of the GWBL benefit, provided you comply with the conditions described under ‘‘Lifetime required minimum distribution withdrawals’’ in ‘‘Accessing your money’’, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See “Guaranteed benefit offers” for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GWBL benefit base

At issue, your GWBL benefit base is equal to your initial contribution and will increase or decrease, as follows:

•	Your GWBL benefit base increases by any subsequent contributions.

•	Your GWBL benefit base may be increased on each contract date anniversary, as described under ‘‘Annual Ratchet’’ and ‘‘7% deferral bonus.’’

•	Your GWBL benefit base may be increased by the 200% Initial GWBL benefit base guarantee, as described later in this section.

•	Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount (‘‘Excess withdrawal’’). See ‘‘Effect of Excess withdrawals’’.

Guaranteed annual withdrawal amount

Your initial Guaranteed annual withdrawal amount is equal to a percentage of the GWBL benefit base. The initial applicable percentage (‘‘Applicable percentage’’) is based on the owner’s age at the time of the first withdrawal. For Joint life contracts, the initial Applicable percentage is based on the age of the younger owner or successor owner at the time of the first withdrawal. If your GWBL benefit base ratchets, as described in this section under ‘‘Annual ratchet,’’ on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:

Age	Applicable percentage
45-59	4.0%
60-75	5.0%
76-85	6.0%
86 and older	7.0%

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described under ‘‘Effect of Excess withdrawals’’ and ‘‘Subsequent contributions.’’ The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator® Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See ‘‘Withdrawal charge’’ in ‘‘Charges and expenses’’.

Effect of Excess withdrawals

An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and peach subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

•	The GWBL benefit base is reset as of the date of the Excess withdrawal to equal the lesser of: (i) the GWBL benefit base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal.

•	The Guaranteed annual withdrawal amount is recalculated to equal the Applicable percentage multiplied by the reset GWBL benefit base.

You should not purchase the contract if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5.0% of $72,000), instead of the original $5,000. See ‘‘How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit’’ in ‘‘Accessing your money’’.

Withdrawal charges, if applicable under your Accumulator® Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract’s account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See ‘‘Withdrawal charge’’ in ‘‘Charges and expenses’’.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See ‘‘Effect of your account value falling to zero’’.

In general, if you purchase the contract as a traditional IRA, QP or TSA and participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see ‘‘Lifetime required minimum distribution withdrawals’’ in ‘‘Accessing your money’’. Loans are not available under Rollover TSA contracts if GWBL is elected.

Annual Ratchet

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. If your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we will increase the charge for the benefit to the maximum charge permitted under the contract. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see ‘‘Guaranteed withdrawal benefit for life benefit charge’’ in ‘‘Charges and expenses’’.

7% deferral bonus

At no additional charge, in each contract year in which you have not taken a withdrawal, we will increase your GWBL benefit base by an amount equal to 7% of your total contributions. This 7% deferral bonus is applicable for the life of the contract, subject to certain restrictions.

We will apply the 7% deferral bonus to your GWBL benefit base on each contract date anniversary until you make a withdrawal from your contract. In a contract year following an Annual Ratchet (described above), the deferral bonus will be applied to your GWBL benefit base on each contract date anniversary until you make a withdrawal. However, no deferral bonus is applied on a contract date anniversary on which an Annual Ratchet occurs.

Once you make a withdrawal, we will not apply the deferral bonus in future years unless you meet one of the exceptions that would allow you to continue to receive the deferral bonus. Those exceptions are described as follows:

•

You are eligible to receive the 7% deferral bonus for any of your first ten contract years that you have not taken a withdrawal, even if you had taken a withdrawal in a prior year. For example, if you take your first withdrawal in the second contract year, you are still eligible to receive the deferral bonus in contract years three through ten. The deferral bonus is not applied in the contract year in which a withdrawal was made.

•

You are eligible to receive the 7% deferral bonus to your GWBL Benefit Base on a contract date anniversary during the ten years following an Annual Ratchet, as long as no withdrawal is made in the same contract year. If a withdrawal is made during this ten-year period, no deferral bonus is applied in the contract year in which the withdrawal was made.

If the Annual Ratchet occurs on any contract date anniversary, for the next and subsequent contract years, the deferral bonus will be 7% of the most recent ratcheted GWBL benefit base, plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 7% deferral bonus will be calculated using the reset GWBL benefit base, plus any applicable contributions. The 7% deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year.

On any contract date anniversary on which you are eligible for a 7% deferral bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base but, as this adjustment is the result of the 7% deferral bonus rather than the Annual Ratchet, a new ten-year period, as described above, is not started by this adjustment to the GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 7% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 7% deferral bonus will still apply.

Maturity date.  The last deferral bonus will be applicable on the contract’s maturity date. (See ‘‘Annuity maturity date’’ under ‘‘Accessing your money’’.)

200% Initial GWBL Benefit base guarantee

If you have not taken a withdrawal from the contract before the later of (i) the tenth contract date anniversary, or (ii) the contract date anniversary following the owner’s (or younger joint life’s) attained age 70, the GWBL Benefit base will be increased to equal 200% of contributions made to the contract during the first 90 days, plus 100% of any subsequent contributions received after the first 90 days. There will be no increase if your GWBL benefit base already exceeds this initial GWBL Benefit base guarantee. This is the only time that this special increase to the GWBL Benefit base is available. However, you will continue to be eligible for the 7% deferral bonuses following this onetime increase.

Subsequent contributions

Subsequent contributions are not permitted after the later of: (i) the end of the first contract year and (ii) the date the first withdrawal is taken.

Anytime you make an additional contribution, your GWBL benefit base will be increased by the amount of the contribution. Your Guaranteed annual withdrawal amount will be equal to the Applicable percentage of the increased GWBL benefit base.

GWBL Guaranteed minimum death benefit

There are two guaranteed minimum death benefits available if you elect the GWBL option: (i) the GWBL Standard death benefit, which is available at no additional charge for owner issue ages 45-85 (issue ages 45-80 for Accumulator® PlusSM contracts), and (ii) the GWBL Enhanced death benefit, which is available for an additional charge for owner issue ages 45-75. The current charge for this benefit is 0.30%. Please see Appendix “State contract availability and/or variations of certain features and benefits” to see if these guaranteed death benefits are available in your state.

The GWBL Standard death benefit is equal to the GWBL Standard death benefit base. The GWBL Standard death benefit base is equal to your initial contribution and any additional contributions less a deduction that reflects any withdrawals you make (see ‘‘How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit’’ in ‘‘Accessing your money’’).

The GWBL Enhanced death benefit is equal to the GWBL Enhanced death benefit base.

Your initial GWBL Enhanced death benefit base is equal to your initial contribution and will increase or decrease, as follows:

•	Your GWBL Enhanced death benefit base increases by any subsequent contribution;

•	Your GWBL Enhanced death benefit base increases to equal your account value if your GWBL benefit base is ratcheted, as described above in this section;

•	Your GWBL Enhanced death benefit base increases by any 7% deferral bonus, as described above in this section;

•	Your GWBL Enhanced death benefit base increases by the onetime 200% Initial GWBL Benefit base guarantee, if applicable; and

•	Your GWBL Enhanced death benefit base decreases by an amount which reflects any withdrawals you make.

See ‘‘How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit’’ in ‘‘Accessing your money’’.

The death benefit is equal to your account value (without adjustment for any otherwise applicable market value adjustment but adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment or the applicable GWBL Guaranteed minimum death benefit on the date of the owner’s death (adjusted for any subsequent withdrawals and associated withdrawal charges, if applicable), whichever provides a higher amount. For more information, see ‘‘Withdrawal charge’’ in ‘‘Charges and expenses’’.

Effect of your account value falling to zero

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

•

Your Accumulator® Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator® Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator® Series contract.

•	No subsequent contributions will be permitted.

•	If you were taking withdrawals through the ‘‘Maximum payment plan,’’ we will continue the scheduled withdrawal payments on the same basis.

•

If you were taking withdrawals through the ‘‘Customized payment plan’’ or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

•	Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

•

Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

•	The charge for the Guaranteed withdrawal benefit for life and the GWBL Enhanced death benefit will no longer apply.

•	If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

Other important considerations

•	This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

•

Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator® Series contract, as described in ‘‘Charges and expenses’’. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL and GWBL Enhanced death benefit. See ‘‘Effect of Excess withdrawals’’ and ‘‘How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit’’ in ‘‘Accessing your money’’.

•	Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 59 1/2. See ‘‘Tax information’’.

•

All withdrawals reduce your account value and Guaranteed minimum death benefit. See ‘‘How withdrawals are taken from your account value’’ and ‘‘How withdrawals affect your Guaranteed minimum death benefit’’ in ‘‘Accessing your money’’.

•	If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

•	The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

•

If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

•	If you transfer ownership of the contract, you terminate the GWBL benefit. See ‘‘Transfers of ownership, collateral assignments, loans and borrowing’’ in ‘‘More information’’ for more information.

•	Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

•

For IRA, QP and TSA contracts, if you have to take a required minimum distribution (‘‘RMD’’) and it is your first withdrawal under the contract, the RMD will be considered your ‘‘first withdrawal’’ for the purposes of establishing your GWBL Applicable percentage.

•

If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in ‘‘How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit’’, even if pursuant to a divorce decree.

•

Before you name a beneficiary and if you are considering whether your joint owner/annuitant or beneficiary is treated as your spouse, please be advised that civil union partners and domestic partners are not treated as spouses for federal purposes; in the event of a conflict between state and federal law we follow federal law in the determination of spousal status. See “Benefits available under the contract” under “Spousal continuation”.

Principal guarantee benefits

We offer two 10-year Principal guarantee benefits at an additional charge: the 100% Principal guarantee benefit (the current charge for this benefit is 0.50%) and the 125% Principal guarantee benefit (the current charge for this benefit is 0.75%). You may only elect one Principal guarantee benefit (‘‘PGB’’).

100% Principal guarantee benefit.  The guaranteed amount under the 100% Principal guarantee benefit is equal to your initial contribution and additional permitted contributions, adjusted for withdrawals. For Accumulator® PlusSM contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 100% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts) and the permitted variable investment options. See ‘‘What are your investment options under the contract?’’.

125% Principal guarantee benefit. The guaranteed amount under the 125% Principal guarantee benefit is equal to 125% of your initial contribution and additional permitted contributions, adjusted for withdrawals. For Accumulator® PlusSM contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 125% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts), the variable investment options as noted in Appendix “Portfolio Companies available under the contract”.

Under both Principal guarantee benefits, if, on the 10th contract date anniversary (or later if you’ve exercised a reset as explained below) (‘‘benefit maturity date’’), your account value is less than the guaranteed amount, we will increase your account value to equal the applicable guaranteed amount. Any such additional amounts added to your account value will be allocated pursuant to the allocation instructions for additional contributions we have on file. After the benefit maturity date, the guarantee will terminate.

You have the option to reset (within 30 days following each applicable contract date anniversary) the guaranteed amount to the account value or 125% of the account value, as applicable, as of your fifth and later contract date anniversaries. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset up to the contract date anniversary following an owner’s 85th birthday (an owner’s 80th birthday under Accumulator® PlusSM contracts). If you elect to reset the guaranteed amount, your benefit maturity date will be extended to be the 10th contract date anniversary after the anniversary on which you reset the guaranteed amount. This extension applies each time you reset the guaranteed amount.

Neither PGB is available under Inherited IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts. If you elect either PGB, you may not elect the Guaranteed minimum income benefit, the Guaranteed withdrawal benefit for life, the systematic withdrawals option or the substantially equal withdrawals option. If you purchase a PGB, you may not make additional contributions to your contract after six months from the contract issue date.

If you are using your Accumulator® or Accumulator® EliteSM contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Principal guarantee benefit. See ‘‘Owner and annuitant requirements’’.

If you are planning to take required minimum distributions from the contract, this benefit may not be appropriate. See ‘‘Tax information’’. If you elect a PGB and change ownership of the contract, your PGB will automatically terminate, except under certain circumstances. See ‘‘Transfers of ownership, collateral assignments, loans and borrowing’’ in ‘‘More information’’ for more information.

Once you purchase a PGB, you may not voluntarily terminate this benefit. Your PGB will terminate if the contract terminates before the benefit maturity date, as defined below. If you die before the benefit maturity date and the contract continues, we will continue the PGB only if the contract can continue through the benefit maturity date. If the contract cannot so continue, we will terminate your PGB and the charge. See ‘‘Non-spousal joint owner contract continuation’’ in “Benefits available under the contract”. The PGB will terminate upon the exercise of the beneficiary continuation option. See “Benefits available under the contract” for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a charge for the Principal guarantee benefits (see ‘‘Charges and expenses’’). You should note that the purchase of a PGB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued.

The purchase of a PGB is also not appropriate if you plan on terminating your contract before the benefit maturity date. The purchase of a PGB may not be appropriate if you plan on taking withdrawals from your contract before the benefit maturity date. Withdrawals from your contract before the benefit maturity date reduce the guaranteed amount under a PGB on a pro rata basis. You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option, the purchase of a PGB may not be appropriate because of the guarantees already provided by this option at no additional charge. Please note that loans (applicable to TSA contracts only) are not permitted under either PGB.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See “Guaranteed benefit offers” for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

Guaranteed benefit offers

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made offers to groups of contract owners that provided for an increase in account value in return for terminating their guaranteed death or income benefits. In the future, we may make additional offers to these and other groups of contract owners.

When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

If you accepted an offer to convert your Guaranteed minimum income benefit into the New Guaranteed withdrawal benefit for life (New GWBL), see Appendix “New Guaranteed withdrawal Benefit for Life” for more information about the New GWBL and the Modified Death Benefit.

Guaranteed benefit lump sum payment option

The Guaranteed Benefit Lump Sum Payment option is currently available under the following limited circumstances.

(1)

If you elected a Guaranteed minimum income benefit (“GMIB”), and the no-lapse guarantee is in effect and your account value falls to zero, either due to a withdrawal that is not an Excess withdrawal or due to a deduction of charges;

or

(2)

If you elected a Guaranteed withdrawal benefit for life (“GWBL”) or elected a GMIB that converted to a GWBL, and your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges.

We reserve the right to terminate the availability of this option at any time. This option is not available under Rollover TSA contracts.

If your account value falls to zero, as described above, 1-2 business days thereafter we will send you a letter which will describe the options available to you, including the Guaranteed Benefit Lump Sum Payment option to make your election. In addition, the letter will include the following information:

1.	The Guaranteed Benefit Lump Sum offer is optional;

2.	If no action is taken, you will receive the stream of payments as promised under your contract;

3.	The amount and frequency of the stream of payments based on a single life annuity for GMIB or on the annuity option elected and applicable withdrawal rate for GWBL;

4.	The amount you would receive if you elect the Guaranteed Benefit Lump Sum offer;

5.	That the amount of the Guaranteed Benefit Lump Sum offer is less than the present value of the stream of payments;

6.	A description of the factors you should consider before accepting the Guaranteed Benefit Lump Sum offer;

7.	The reason we are making the Guaranteed Benefit Lump Sum offer; and

8.	That you may elect to receive a reduced series of income payments based on joint lives and can contact the customer services group to obtain the amount of a joint life annuity.

You will have no less than 30 days from the day your account value falls to zero to elect an option. If you elect the Guaranteed Benefit Lump Sum Payment option, you will receive the lump sum amount in a single payment.

If you elect the Guaranteed Benefit Lump Sum Payment, your contract and optional benefits will terminate, including any guaranteed minimum death benefit. If you do not make an election, we will automatically exercise your GMIB by issuing a supplementary annuity contract using the default option described in your contract. In the case of the GWBL, we will issue you a supplementary life annuity contract and any of the applicable benefits will continue.

We will determine the Guaranteed Benefit Lump Sum Payment amount as of the day your account value fell to zero. The amount of a Guaranteed Benefit Lump Sum Payment will vary based on the factors described below.

We first determine the contract reserves attributable to your contract using standard actuarial calculations, which is a conservative measurement of present value. In general, the contract reserve is the present value of future benefit payments. In determining your contract reserve, we take into account the following factors:

•	The owner/annuitant’s life expectancy (based on gender and age);

•	The current annual payment for the GMIB, adjusted for any outstanding withdrawal charge or, in the case of the GWBL, the guaranteed annual withdrawal amount, in the form of a single life annuity;

•	The interest rate at the time your account value fell to zero; and

•	Any remaining guaranteed minimum death benefit under the GWBL feature.

The Guaranteed Benefit Lump Sum Payment is calculated based on a percentage of the contract reserve based on certain factors including, but not limited to, the current interest rate environment and GMIB utilization rates. We will use the percentage that is in effect at the time of your election. The percentage will range from 50% to 90% of the contract reserve. If your account value falls to zero, as described above, we will notify you then of the current percentage when we send you the letter describing the options available to you. If you have the GMIB, your payment will be reduced, as applicable, by any annual payments made since your account value fell to zero. If you have the GWBL, your payment will be reduced, as applicable, by any GWBL withdrawals made under a Customized payment plan or Maximum payment plan since your account value fell to zero. For information on how the Guaranteed Benefit Lump Sum Payment option works under certain hypothetical circumstances, please see Appendix “Guaranteed benefit lump sum payout option hypothetical illustrations”.

In the event your account falls to zero, as described above, you should evaluate this payment option carefully. If you elect the Guaranteed Benefit Lump Sum Payment option, you would no longer have the ability to receive periodic cash payments over your lifetime under the GMIB and/or the opportunity to take certain guaranteed withdrawals and keep any level of guaranteed death benefit under the GWBL. When you purchased your contract you made a determination that the lifetime income stream available under the GMIB or the GWBL was important to you based on your personal circumstances. When considering this payment option, you should consider whether you still need the benefits of an ongoing lifetime income stream, given your personal and financial circumstances.

In addition, you should consider the following factors:

•	Whether, given your state of health, you believe you are likely to live to enjoy the future income benefits provided by the GMIB or the GWBL;
•

If you have the GWBL, whether it is important for you to leave a minimum death benefit to your beneficiaries as the election of the guaranteed lump sum option will terminate any guaranteed minimum death benefit, if still in effect; and

•

Whether a lump sum payment (which may be up to 50% less than the present value of the future stream of payments) is more important to you than a future stream of payments. See Hypothetical Illustration in Appendix “Guaranteed benefit lump sum payout option hypothetical illustrations”.

•	Whether there are differences in tax consequences for taking a lump sum as opposed to receiving annuity payments.

In considering the factors above, and any other factors you believe are relevant, you may wish to consult with your financial professional or other advisor.

We believe that offering this payment option could be mutually beneficial to both us and to contract owners whose financial circumstances may have changed since they purchased the contract. If you elect the Guaranteed Benefit Lump Sum Payment option, you would immediately receive a lump sum payment rather than a stream of future payments over your lifetime. We would gain a financial benefit because we anticipate that providing a lump sum payment to you will be less costly to us than paying you periodic cash payments during your lifetime. The lump sum payment option may not be beneficial for everyone.

If you elect the Guaranteed Benefit Lump Sum Payment option it will be treated as a surrender of the contract and may be taxable and subject to tax penalties. For information on tax consequences, please see the section entitled “Tax information” in the Prospectus.

This payment option may not be available in all states. We may, in the future, suspend or terminate this payment option, or offer this payment option on more or less favorable terms upon advance notice to you.

Other Benefits

Dollar cost averaging

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option.

Units measure your value in each variable investment option.

Special dollar cost averaging program.  The special dollar cost averaging program is only available to Accumulator® and Accumulator® EliteSM contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as ‘‘enhanced rate dollar cost averaging.’’

You may have your account value transferred to any of the variable investment options available under your contract. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the EQ/Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator® Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator® Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by the Company for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period.

The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

Special money market dollar cost averaging program.  The special money market dollar cost averaging program is only available to Accumulator® PlusSM and Accumulator® SelectSM contract owners. You may dollar cost average from the account for special money market dollar cost averaging option (which is part of the EQ/Money Market investment option) into any of the other variable investment options. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the EQ/Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. You may elect to participate in a 3, 6 or 12-month program at any time subject to the age limitation on contributions described earlier in this Prospectus.

Contributions into the account for special money market dollar cost averaging must be new contributions. In other words, you may not make transfers from amounts allocated in other variable investment options to initiate the program. You must allocate your entire initial contribution into the account for special money market dollar cost averaging if you are selecting the program at the time you apply for your Accumulator® Series contract. Thereafter, contributions to any new program must be at least $2,000. Contributions to an existing program must be at least $250. You may only have one program in effect at any time.

Each month, we will transfer your account value in the account for special money market dollar cost averaging into the other variable investment options you select. Once the time period you selected has expired, you may then select to participate in the special money market dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for monthly transfers from the account for special money market dollar cost averaging to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the monthly transfer date from the account for special money market dollar cost averaging option will be the same as your contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.

The only amounts that should be transferred from the account for special money market dollar cost averaging option are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts from the account for special money market dollar cost averaging, we will transfer all of the value you have remaining in the account to the variable investment options according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

General dollar cost averaging program.  If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. See Appendix “State contract availability and/or variations of certain features and benefits” for more information on state availability or certain restrictions in your state.

You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you have elected a Principal guarantee benefit, the general dollar cost averaging program is not available.

If you elect the Guaranteed withdrawal benefit for life or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, general dollar cost averaging is not available.

Investment simplifier

Fixed-dollar option.  Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the EQ/Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator® and Accumulator® EliteSM contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under ‘‘Transferring your account value’’ in ‘‘Transferring your money among investment options’’ later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

Interest sweep option.  Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the EQ/Moderate Allocation portfolio is available if you elect the 125% Principal guarantee benefit. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

You may not participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program, you may participate in any of the dollar cost averaging programs except general dollar cost averaging, and for Accumulator® PlusSM and Accumulator® SelectSM contract owners, the special money market dollar cost averaging program. You may only participate in one dollar cost averaging program at a time. See ‘‘Transferring your money among investment options’’. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see ‘‘Guaranteed minimum death benefit and Guaranteed minimum income benefit base’’.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix ”State contract availability and/or variations of certain features and benefits” for more information on state availability. You may only participate in one dollar cost averaging program at a time.

Rebalancing your account value

We currently offer two rebalancing programs that you can use to automatically reallocate your account value among your investment options. Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Equitable Client portal and tell us:

(a)	the percentage you want invested in each investment option (whole percentages only), and

(b)	how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis).

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date. If you elect quarterly rebalancing, the rebalancing in the last quarter of the contract year will occur on the contract date anniversary.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can also be made online through Equitable Client portal. See ‘‘How to reach us’’ in “The Company”. There is no charge for the rebalancing feature.

Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.

While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. At any time, however, we may exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in ‘‘Transferring your account value’’. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, in the case of Accumulator® PlusSM and Accumulator® SelectSM contract owners, special money market dollar cost averaging.

If you elect a benefit that limits your variable investment options, those limitations will also apply to the rebalancing programs.

3. Principal risks of investing in the contract

The risks identified below are the principal risks of investing in the contract. The contract may be subject to additional risks other than those identified and described in this prospectus.

Risks associated with variable investment options

You take all the investment risk for amounts allocated to one or more of the subaccounts, which invest in Portfolios. If the subaccounts you select increase in value, then your Total account value goes up; if they decrease in value, your Total account value goes down. How much your Total account value goes up or down depends on the performance of the Portfolios in which your subaccounts invest. We do not guarantee the investment results of any Portfolio. An investment in the contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.

Insurance company risk

No company other than Equitable Financial Life Insurance Company has any legal responsibility to pay amounts that we owe under the contract including amounts allocated to the guaranteed interest option and fixed maturity options. The general obligations and any Guaranteed benefits under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability.

Possible fees on access to total account value

We may apply fees if you access your Total account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences, you may incur fees for accessing your Total account value such as a withdrawal charge or exchange fee, annual administrative expense, base contract expense, and/or a charge for any optional benefits.

Possible adverse tax consequences

The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. The tax consequences discussed in this Prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your contract or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract.

Withdrawals are generally subject to income tax, and may be subject to tax penalties if taken before age 59 1/2.

Not a short-term investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with the purpose for which the investment is being considered.

Risk of loss

All investments have risks to some degree and it is possible that you could lose money by investing in the contract. An investment in the contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Optional Benefits

Investment options are limited if Guaranteed benefits are elected. We may limit or stop accepting contributions and transfers to the variable investment options which means that you may no longer increase your account value and the benefit bases associated with your Guaranteed benefits through contributions and transfers. Excess withdrawals may terminate or significantly reduce the value of your optional benefits.

Accumulator® PlusSM Contracts

The fees and charges for Accumulator® PlusSM contracts are higher than for Accumulator® contracts and the amount of the credit may be more than offset by these higher fees and charges. Credits may be recaptured upon free look, annuitization and death. Withdrawals may limit credits for subsequent contributions.

Limitations on access to cash value through withdrawals

Withdrawals may be subject to withdrawal charges, income tax and may be subject to tax penalties if taken before age 59 1/2

The minimum partial withdrawal amount is $300. Withdrawals will reduce your Total account value and optional benefit bases and the amount of the reduction may be greater than the dollar amount of the withdrawal. Excess withdrawals may terminate or significantly reduce the value of your optional benefits. Certain withdrawals may also terminate your contract. Withdrawals from Accumulator® PlusSM contracts may limit credits for subsequent contributions.

Fixed Maturity Options

There are unique risks regarding the fixed maturity option including a potential loss of principal and a market value adjustment if amounts are withdrawn from fixed maturity options before the maturity date. See the FMO prospectus for more information.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyber-attacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyber-attacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even if our workforce and employees of our service providers and/or third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

COVID-19

The COVID-19 pandemic has negatively impacted the U.S. and global economies, created significant volatility in the capital markets and dramatically increased unemployment levels. The pandemic has also resulted in temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted. The extent of the COVID-19 pandemic’s impact on us will depend on future developments that are highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19.

While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely. Extended periods of remote work arrangements could introduce additional operational risk, including but not limited to cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty and unemployment resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global economic conditions may also adversely affect the values and cash flows of these investments. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due. In some jurisdictions, local governments have imposed delays or moratoriums on many forms of enforcement actions. Market volatility in 2020 also caused significant increases in credit spreads, and any continued volatility may increase our borrowing costs and decrease product fee income. Further, severe market volatility may leave us unable to react to market events in a prudent manner consistent with our historical investment practices.

4. Determining your contract’s value

Your account value and cash value

Your ‘‘account value’’ is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options (see the FMO prospectus for more information); (iv) the account for special dollar cost averaging (applies to Accumulator®  and Accumulator® EliteSM contracts only); and (v) the loan reserve account (applies to Rollover TSA contracts only).

Your contract also has a ‘‘cash value.’’ At any time before annuity payments begin, your contract’s cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator® SelectSM contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see ‘‘Surrendering your contract to receive its cash value’’ in ‘‘Accessing your money’’.

Your contract’s value in the variable investment options

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by ‘‘units.’’ The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio’s shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)	mortality and expense risks;

(ii)	administrative expenses; and

(iii)	distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day’s value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)	increased to reflect additional contributions (plus the credit for Accumulator® PlusSM contracts);

(ii)	decreased to reflect a withdrawal (plus withdrawal charges if applicable under your Accumulator® Series contract);

(iii)	increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or
(iv)	increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Principal guarantee benefits, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

Your contract’s value in the guaranteed interest option

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

Your contract’s value in the fixed maturity options

See the FMO prospectus for information regarding the value in each fixed maturity option.

Your contract’s value in the account for special dollar cost averaging

(For Accumulator® and Accumulator® EliteSM contracts only)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

Effect of your account value falling to zero

Your account value will fall to zero and your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose your Guaranteed minimum income benefit, Guaranteed minimum death benefit and any other applicable guaranteed benefits, except as discussed below. If your account value is low, we strongly urge you to contact your financial professional or us to determine the appropriate course of action prior to your next contract date anniversary. Your options may include stopping withdrawals or exercising your Guaranteed minimum income benefit on your next contract date anniversary. If your contract was issued in Florida, you may be able to prevent termination of your contract by making a contribution under certain circumstances. Please call our processing office to determine if this applies to your contract.

As described in this Prospectus, we deduct guaranteed benefit and annual administrative charges from your account value on your contract date anniversary. If you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect.

See Appendix “State contract availability and/or variations of certain features and benefits” for any state variations with regard to terminating your contract.

Guaranteed minimum income benefit no lapse guarantee.  In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see “Benefits available under the contract” for information on this feature.

Principal guarantee benefits.  If you take no withdrawals, and your account value is insufficient to pay charges, we will not terminate your contract if you are participating in a PGB. Your contract will remain in force and we will pay your guaranteed amount at the benefit maturity date.

Guaranteed withdrawal benefit for life.  If you elect the Guaranteed withdrawal benefit for life and your account value falls to zero due to an Excess withdrawal, we will terminate your contract, including any GWBL Enhanced death benefit, and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See “Benefits available under the contract”.

Termination of your contract

Your contract, including any guaranteed benefits (except as noted below) you have elected, will terminate for any of the following reasons:

•	You surrender your contract. See “Surrendering your contract to receive its cash value” in Accessing your money” for more information.

•	You annuitize your contract, See “Your annuity payout options” in Accessing your money” for more information.

•

Your contract reaches its maturity date, which will never be later than the contract date anniversary following your 95th birthday, at which time the contract must be annuitized or paid out in a lump sum. See “Your Annuity maturity date” in “Accessing your money”.

•	Your account value is insufficient to pay any applicable charges when due. See “Effect of your account value falling to zero” for more information (including a description of the circumstances under which your contract may not terminate and/or certain guaranteed benefits will continue to have value even if your account value falls to zero.)

Under certain circumstances, your GWBL and its minimum death benefit will continue even if your contract terminates. See “Guaranteed withdrawal benefit for life (“GWBL”)” in “Benefits available under the contract” for more information.

5. Transferring your money among investment options

Transferring your account value

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

•

You may not transfer any amount to the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts).

•	You may not transfer to a fixed maturity option that has a rate to maturity of 3%. See the FMO prospectus for more information.

•

If an owner or annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. Also, the maturity dates may be no later than the date annuity payments are to begin. See the FMO prospectus for more information.

•	If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment. See the FMO prospectus for more information.

•

For Accumulator® PlusSM, Accumulator® EliteSM and Accumulator® SelectSM contract owners, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

Some states may have additional transfer restrictions. Please see Appendix “State contract availability and/or variations of certain features and benefits”.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the ‘‘Disruptive transfer activity’’.

We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under ‘‘Allocating your contributions’’ in “Purchasing the Contract”) in any contract year is the greatest of:

(a)	25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or
(b)	the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c)	25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing (using our specific form) through Equitable Client portal. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing.

Please see ‘‘Allocating your contributions’’ in “Purchasing the Contract” for more information about your role in managing your allocations.

Our administrative procedures for calculating your Roll-Up benefit base following a transfer

As explained under ‘‘6 1/2% (or 6%, if applicable) Roll-Up to age 85 the Greater of 6% Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit, the Greater of 6 1/2 Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)’’, the higher Roll-Up rate (6.5% or 6%, or 4% in Washington) applies with respect to most investment options and amounts in the account for special dollar cost averaging (if available), but a lower Roll-Up rate (3%) applies with respect to the EQ/Money Market option (except amounts allocated to the account for special money market dollar cost averaging, if available), the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (the ‘‘lower Roll-Up rate options’’). The other investment options, to which the higher rate applies, are referred to as the ‘‘higher Roll-Up rate options’’. See the FMO prospectus for more information. For more information about the roll-up rate applicable in Washington, see Appendix “State contract availability and/or variations of certain features and benefits”.

Your Roll-up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 6% or 6 1/2% and the other portion that is rolling up at 3%. If you transfer account value from a 6% or 6 1/2% option to a 3% option, all or a portion of your benefit base will transfer from the 6% or 6 1/2% benefit base segment to the 3% benefit base segment. Similarly, if you transfer account value from a 3% option to a 6% or 6 1/2% option, all or a portion of your benefit base will transfer from the 3% segment to the 6% or 6 1/2% segment. To determine how much to transfer from one Roll-up benefit base segment to the other Roll-up benefit base segment, we use a pro rata calculation.

This means that we calculate the percentage of current account value in the investment options with a 6% or 6 1/2% roll-up rate that is being transferred to an investment option with a 3% roll-up (or vice versa) and transfer the same percentage of the Roll-up benefit base from one segment to the other segment. The effect of a transfer on your benefit base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up benefit base segments is generally not the same as the dollar amount of the account value transfer.

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For example, if your account value is $30,000 and has always been invested in 6% or 6 1/2% investment options, and your benefit base is $40,000 and is all rolling up at 6% or 6 1/2% , and you transfer 50% of your account value ($15,000) to the EQ/Money Market variable investment option (a 3% investment option), then we will transfer 50% of your benefit base ($20,000) from the 6% or 6 1/2% benefit base segment to the 3% benefit base segment. Therefore, immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 6% or 6 1/2% and $20,000 will roll-up at 3%. In this example , the amount of your Roll-up benefit base rolling up at 3% is more than the dollar amount of your transfer to a 3% investment option.

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For an additional example, if your account value is $40,000 and has always been invested in 3% investment options, and your benefit base is $30,000 and is all rolling up at 3%, and you transfer 50% of your account value ($20,000) to a 6% or 6 1/2% investment option, then we will transfer 50% of your benefit base ($15,000) from the 3% benefit base segment to the 6% or 6 1/2% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 6% or 6 1/2% and $15,000 will roll-up at 3%. In this example, the dollar amount of your benefit base rolling up at 6% or 6 1/2% is less than the dollar amount of your transfer to a 6% or 6 1/2% investment option.

If you elected a guaranteed death benefit that is available with a 3% Roll-Up benefit base only, your benefit base will not be impacted by transfers among investment options.

If you request withdrawals using our Dollar-for-Dollar Withdrawal Service and indicate you want to preserve your roll-up benefit base, the service will automatically account for any differing roll-up rates among your investment options. See “Dollar-for-dollar withdrawal service” in “Accessing your money”. Whether you request withdrawals through our

Dollar-for-Dollar service or without using that service, you should consider the impact on any withdrawals on your benefit bases. See “How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits” in “Accessing your money”.

Disruptive transfer activity

You should note that the contract is not designed for professional ‘‘market timing’’ organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of the affiliated Trust. The affiliated Trust has adopted policies and procedures regarding disruptive transfer activity. It discourages frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. It aggregates inflows and out flows for each Portfolio on a daily basis. On any day when a Portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated Trust obtains from us contract owner trading activity. The affiliated Trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. The affiliated Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the affiliated Trust for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an ‘‘unaffiliated trust’’). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and proce dures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

6. Accessing your money

Withdrawing your account value

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

All withdrawals reduce your account value on a dollar for dollar basis and may be subject to withdrawal charges and have tax consequences, including possible tax penalties. The impact of withdrawals on your guaranteed benefits is described in “’How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits’’ and ‘‘How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit’’. Withdrawals can potentially cause your contract to terminate, as described in “Effect of your account value falling to zero’’ in ‘‘Determining your contract’s value’’.

Method of withdrawal
Contract(1)	Auto- matic payment plans (GWBL only)	Partial	Syste- matic	Pre-age 59 1/2 sub- stantially equal	Lifetime required minimum distribu- tion
NQ	Yes	Yes	Yes	No	No
Rollover IRA	Yes	Yes	Yes	Yes	Yes
Flexible Premium IRA	Yes	Yes	Yes	Yes	Yes
Roth Conversion IRA	Yes	Yes	Yes	Yes	No
Flexible Premium Roth IRA	Yes	Yes	Yes	Yes	No
Inherited IRA	No	Yes	No	No	(2)
QP(3)	Yes	Yes	No	No	No
Rollover TSA(4)	Yes	Yes	Yes	No	Yes
(1)	Please note that not all contract types are available under the contracts.
(2)	The contract pays out post-death required minimum distributions. See ‘‘Inherited IRA beneficiary continuation contract’’ in “Purchasing the Contract”.
(3)	All payments are made to the plan trust as the owner of the contract. See Appendix “Purchase considerations for QP contracts”.
(4)

Employer or plan approval required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix ‘‘Tax Sheltered Annuity contracts (TSAs)’’.

All requests for withdrawals must be made on a specific form that we provide. Please see ‘‘How to reach us’’ under “The Company” for more information.

Automatic payment plans

(For contracts with GWBL only)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

Maximum payment plan.  Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with any Annual Ratchet, 7% deferral bonus or by the one-time 200% Initial GWBL Benefit base guarantee.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

Customized payment plan.  Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with any Annual Ratchet, 7% deferral bonus or by the one-time 200% Initial GWBL Benefit base guarantee. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in the Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life benefit. See ‘‘Effect of Excess withdrawals’’ in “Benefits available under the contract”.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

Dollar-for-dollar withdrawal service

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

Withdrawals under the Dollar-for-Dollar Withdrawal Service will continue, even if your account value is low, until you terminate the service by notifying us in writing. If your account value is low and you have guaranteed benefits, you should consider ending the Dollar-for-Dollar Withdrawal Service. Except in certain circumstances, if your account value falls to zero, your contract and any guaranteed benefits will be terminated. See “Effect of your account value falling to zero” in “Determining your contract’s value”.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

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Roll-up benefit base preservation:  You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate times the last contract date anniversary benefit base. This calculation results from the fact that the Roll-up benefit base rolls up daily. If a withdrawal is taken on any day prior to the last day of the contract year, the daily roll-up rate will be applied going forward to the reduced benefit base. Therefore, the benefit base is only fully increased by an annual amount that equals the roll-up rate times the prior contract date anniversary benefit base if there have been no withdrawals during that year.

Because the Roll-up benefit base no longer rolls up after age 85, any withdrawals you take after age 85 will always reduce your benefit base. If you wish to preserve your benefit base, you must stop taking withdrawals after age 85. For more information about the impact of withdrawals on your guaranteed benefits after age 85, see ‘‘How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits’’ in ‘‘Accessing your money.”

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Full dollar-for-dollar:  You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year’s annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.

If you are over age 85, your Roll-up benefit base is no longer credited with the annual roll-up rate, so even withdrawals based on the Full dollar-for-dollar calculation will significantly reduce the value of your benefit. Every withdrawal you take will permanently reduce your Roll-up benefit base by at least the full amount of the withdrawal.

If you request a withdrawal calculation that preserves your roll up benefit base, the Dollar-for-Dollar Withdrawal Service adjusts for investment options to which a 3% Roll-up rate applies (the EQ/Money Market option except amounts allocated to the account for special money market dollar cost averaging (if applicable), the fixed maturity options, the guaranteed interest option, and the loan reserve account under Rollover TSA) (the “lower Roll-up options”). If you want to preserve your roll up benefit base and you elected a guaranteed benefit that provides a 6% (or greater) roll-up, allocations of account value to any lower Roll-up option will generally reduce the amount of withdrawals under the Dollar-for-Dollar Withdrawal Service.

We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.

Partial withdrawals

(All contracts)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

For all contracts except Accumulator® SelectSM, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see ‘‘10% free withdrawal amount’’ in ‘‘Charges and expenses’’. Under Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

Systematic withdrawals

(All contracts except Inherited IRA and QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator® SelectSM contracts.

If you have guaranteed benefits based on a Roll-up benefit base, and your aggregate systematic withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a benefit base reduction that is greater than the withdrawal amount. See “How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits”.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

•	You must select a date that is more than three calendar days prior to your contract date anniversary; and

•	You cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.

You may elect to take systematic withdrawals at any time.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

For all contracts except Accumulator® SelectSM, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. Also, systematic withdrawals are not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

If you are over age 85, your Annual Ratchet to age 85 and “Greater of” death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

Substantially equal withdrawals

(Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts)

We offer our ‘‘substantially equal withdrawals option’’ to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as ‘‘72(t) exception withdrawals’’. See ‘‘Tax information’’. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator® Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

If you have guaranteed benefits based on a Roll-up benefit base, and your aggregate substantially equal withdrawals during any contract year exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a benefit base reduction that is greater than the withdrawal amount. See “How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits”.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age 59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For all contracts except Accumulator® SelectSM, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see ‘‘10% free withdrawal amount’’ in ‘‘Charges and expenses’’).

Also, the substantially equal withdrawal program is not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

If you are over age 85, your Annual Ratchet to age 85 and “Greater of” death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.

Lifetime required minimum distribution withdrawals

(Rollover IRA, Flexible Premium IRA and Rollover TSA contracts only — See ‘‘Tax information’’ and Appendix “Tax-sheltered annuity contracts (TSAs)”)

We offer our ‘‘automatic required minimum distribution (RMD) service’’ to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator® Series contract).

Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected either a Guaranteed minimum death benefit associated with a Roll-Up benefit base or Guaranteed minimum income benefit, and amounts withdrawn from the contract to meet RMDs exceed your Roll-Up rate multiplied by your guaranteed benefit base as of your most recent contract date anniversary, your benefit base will be reduced on a pro rata basis and could result in a guaranteed benefit base reduction that is greater than the withdrawal amount. If you are over age 85, your Annual Ratchet to age 85 and “Greater of” death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit. See “How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits”.

Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to ‘‘Tax information’’ and Appendix “Tax-sheltered annuity contracts (TSAs)”.

This service is not available under QP contracts.

Under legislation enacted at the end of 2019:

•	If your birthdate is June 30, 1949 or earlier, you may elect our “automatic required minimum distribution (RMD) service” in the year in which you reach age 70 1/2, or in any later year.

•	If your birthdate is July 1, 1949 or later, you may elect our “automatic required minimum distribution (RMD) service” in the year in which you reach age 72, or in any later year.

See the discussion of lifetime required minimum distributions under “Tax Information”.

The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See “Required minimum distributions” in “Tax information” and Appendix “Tax-sheltered annuity contracts (TSAs)” for your specific type of retirement arrangement.

For Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 72 (or age 70 1/2 if applicable) (if you have not begun your annuity payments before that time).

We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator® SelectSM contracts.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

For contracts with GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator® Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See ‘‘Effect of Excess withdrawals’’ in “Benefits available under the contract”.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

For contracts with the Guaranteed minimum income benefit.  The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 6 1/2% (or 6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year), although such cumulative withdrawals will reduce your Guaranteed minimum income benefit base on a pro rata basis. See “How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits”.

Owners of tax-qualified contracts (IRA, TSA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See ‘‘Guaranteed minimum income benefit and the Roll-Up benefit base reset’’ in “Benefits available under the contract”.

How withdrawals are taken from your account value

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in the order of the earliest maturity date(s) first. For Accumulator® and Accumulator® EliteSM contracts only, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. A market value adjustment will apply to withdrawals from the fixed maturity options. See the FMO prospectus for more information.

You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the business day you initially elected.

How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits

In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 – $16,000).

If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would be reduced by $8,000

($20,000 X .40) and your new benefit after the withdrawal would be $12,000 ($20,000 – $8,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see ‘‘Withdrawal charge’’. Please note that withdrawal charges do not apply to Accumulator® SelectSM contracts.

With respect to the Guaranteed minimum income benefit and the Greater of 6 1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits’ 6 1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6 1/2% (or 6% or 3%, as applicable) or less of the 6 1/2% (or 6% or 3%, as applicable) Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during a contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6 1/2% (or 6% or 3%, as applicable) of the benefit base on the most recent anniversary, that entire withdrawal (including RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6 1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

Pro rata withdrawal — A withdrawal that reduces your guaranteed benefit base amount on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit base by that percentage. The following example shows how a pro rata withdrawal can reduce your guaranteed benefit base by more than the amount of the withdrawal: Assume your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed benefit base is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 × .40) to $24,000 ($40,000 – $16,000) after the withdrawal.

If you elected a guaranteed benefit that provides a 6% (or greater) roll-up, all or a portion of your Roll-up to age 85 benefit base may be rolling up at 3%, if all or a portion of your account value is currently allocated to one or more investment options to which a 3% roll-up rate applies. For more information about those investment options and the impact of transfer among investment options on your Roll-up to age 85 benefit base, see “Guaranteed minimum death benefit and Guaranteed minimum income benefit base” in “Benefits available under the contract” and “Our administrative procedures for calculating your Roll-up benefit base following a transfer” in “Transferring your money among investment options”.

Preserving your Roll-up benefit base. If you are interested in withdrawals that preserve the Roll-up to age 85 benefit base as of the last contract anniversary or the withdrawal transaction date, or withdrawals that are equal to the full amount of the available dollar-for-dollar withdrawal, you should use our Dollar-for-Dollar Withdrawal Service. See “Dollar-for-dollar withdrawal service” in “Accessing your money”. The service adjusts for various factors in the calculation of a withdrawal, including the fact that the roll-up rate is applied on a daily basis (which means that if a withdrawal is taken on any day prior to the last day of the contract year, the roll-up rate will be applied going forward from the day of the withdrawal to a reduced benefit base) and the fact that the 3% Roll-up rate may apply to all or a portion of the benefit base. If you do not use the Dollar-for-Dollar Withdrawal Service, you may reduce your benefits more than you intend.

Withdrawals after age 85. If you are over age 85, your Annual Ratchet to age 85 and “Greater of” death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit. As a result, if you have a Guaranteed minimum death benefit based on a Roll-up to age 85 benefit base:

•	You can no longer take withdrawals and preserve the benefit base.

•	You should stop taking withdrawals if you wish to maintain the value of the benefit.

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If you want to continue taking withdrawals, you can ensure that those withdrawals will reduce your benefit base on a dollar-for-dollar rather than pro rata basis by enrolling in the full dollar-for-dollar withdrawal service, however, even dollar-for-dollar withdrawals can significantly reduce your Roll-up benefit base. See “Dollar-for-dollar withdrawal service” in “Accessing your money.”

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The maximum amount you are able to withdraw each year without triggering a pro rata reduction in your benefit base will decrease. If you do not enroll in the full dollar-for-dollar withdrawal service and want to ensure that your withdrawals reduce your benefit base on a dollar-for-dollar basis, you should make sure that the sum of your withdrawals in a contract year is equal to or less than the value of the applicable Roll-up rate times your benefit base on your most recent contract date anniversary.

If you have the Annual Ratchet to age 85 death benefit, the Annual Ratchet to age 85 benefit base is always reduced pro rata by withdrawals, regardless of your age. However, like the Roll-up benefit base, the Annual Ratchet to age 85 benefit base will no longer be eligible to increase. It will be permanently reduced by all withdrawals.

Low account value. Due to withdrawals and/or poor market performance, your account value could become insufficient to pay any applicable charges when due. This will cause your contract to terminate and could cause you to lose your Guaranteed minimum income benefit and any other guaranteed benefits. Please see “Effect of your account value falling to zero” in “Determining your contract’s value” for more information.

How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see ‘‘Effect of Excess withdrawals’’ and ‘‘Other important considerations’’ under ‘‘Guaranteed withdrawal benefit for life (‘‘GWBL’’)’’ in “Benefits available under the contract”‘.

Your GWBL Standard death benefit base is reduced by any withdrawal on a pro rata basis.

Your GWBL Enhanced death benefit base is reduced on a dollar-for- dollar basis by any withdrawal up to the Guaranteed annual withdrawal amount. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, your GWBL Enhanced death benefit base will be reduced on a pro rata basis. If the reduced GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.

For purposes of calculating your GWBL and GWBL Guaranteed minimum death benefit amount, the amount of the excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see ‘‘Withdrawal charge’’. Please note that withdrawal charges do not apply to Accumulator® SelectSM contracts.

Withdrawals treated as surrenders

If you request to withdraw more than 90% of a contract’s current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See ‘‘Surrendering your contract to receive its cash value’’. For the tax consequences of withdrawals, see ‘‘Tax information’’.

There are different policies, restrictions and adjustments regarding surrenders from fixed maturity options. See the FMO prospectus for more information.

Special rules for the Guaranteed withdrawal benefit for life. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract’s cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see ‘‘Effect of your account value falling to zero’’ in ‘‘Determining your contract’s value’’. Please also see ‘‘Guaranteed withdrawal benefit for life (‘‘GWBL’’)’’ in “Benefits available under the contract”, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

Loans under Rollover TSA contracts

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our ‘‘automatic required minimum distribution (RMD) service’’ or if you elect the GWBL option or a PGB.

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

•	It exceeds limits of federal income tax rules;

•	Interest and principal are not paid when due; or

•	In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)	the date annuity payments begin,

(2)	the date the contract terminates, and

(3)	the date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody’s Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix “State contract availability and/or variations of certain features and benefits” for any state rules that may affect loans from a TSA contract. Also, See Appendix “Tax-sheltered annuity contracts (TSAs)” for a discussion of TSA contracts.

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

Loan reserve account. On the date your loan is processed, we will transfer the amount of your loan to the ‘‘loan reserve account.’’ Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment may apply. See the FMO prospectus for more information. If such fixed maturity amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts).

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator® PlusSM contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.

If you elected a guaranteed benefit that provides a 6% (or greater) roll-up, a loan will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to age 85 benefit base rolls up at 3% with respect to amounts allocated to the loan reserve account. For more information, see “Guaranteed minimum death benefit and Guaranteed minimum income benefit base” in “Benefits available under the contract” and “Our administrative procedures for calculating your Roll-up benefit base following a transfer” in “Transferring your money among investment options”.

Surrendering your contract to receive its cash value

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see ‘‘Effect of your account value falling to zero’’ in “Benefits available under the contract”. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6 1/2% (or 6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see ‘‘Effect of your account value falling to zero’’ in ‘‘Determining your contract’s value’’ and ‘‘Guaranteed withdrawal benefit for life (‘‘GWBL’’)’’ in “Benefits available under the contract”.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See ‘‘Your annuity payout options’’. For the tax consequences of surrenders, see ‘‘Tax information’’.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living.

Please note that the account for special dollar cost averaging is available to Accumulator® and Accumulator® EliteSM contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

Signature guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	disbursements, including but not limited to partial withdrawals, surrenders, transfers and exchanges, over $250,000;

•	any disbursement requested within 30 days of an address change;

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any disbursement when we do not have an originating or guaranteed signature on file or where we question a signature or perceive any inconsistency between the signature on file and the signature on the request; or

•	any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at the number listed in this prospectus.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions that participate in a Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, brokerage firm or credit union with which you do business. A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee.

Your annuity payout options

The following description assumes annuitization of your entire contract. For partial annuitization, see ‘‘Partial Annuitization’’.

Deferred annuity contracts such as those in the Accumulator® Series provide for conversion to payout status at or before the contract’s ‘‘maturity date.’’ This is called “annuitization.” You must annuitize by your annuity maturity date, as discussed in this section. When your contract is annuitized, your Accumulator® Series contract and all its benefits, including any Guaranteed minimum death benefit and any other guaranteed benefits, will terminate. Your contract will be converted to a supplemental annuity payout contract (‘‘payout option’’) that provides periodic payments, as described in this section. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator® Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms, provided that your account value is greater than zero on the exercise date. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Accumulator® Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. We may offer other payout options not outlined here. Your financial professional can provide details. Please see Appendix “State contract availability and/or variations of certain features and benefits” for variations that may apply in your state.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner’s and annuitant’s ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see ‘‘Guaranteed minimum income benefit’’ in “Benefits available under the contract”). If you elect the Guaranteed withdrawal benefit for life and choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL. See ‘‘Guaranteed withdrawal benefit for life (‘‘GWBL’’)’’ in “Benefits available under the contract” for further information.

Fixed annuity payout options	• Life annuity • Life annuity with period certain • Life annuity with refund certain

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Life annuity: An annuity that guarantees payments for the rest of the annuitant’s life. Payments end with the last monthly payment before the annuitant’s death. Because there is no continuation of benefits following the annuitant’s death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living. It is possible that the Life annuity option could result in only one payment if the annuitant dies immediately after the first payment.

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Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant’s life. If the annuitant dies before the end of a selected period of time (‘‘period certain’’), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant’s life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant’s age and will not exceed 10 years.

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Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant’s life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant’s life, and after the annuitant’s death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

The amount applied to purchase an annuity payout option

(For the purposes of this section, please note that withdrawal charges do not apply to Accumulator® SelectSM contracts.)

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your contract. If amounts in a fixed maturity option are used to purchase any annuity payout option prior to the maturity date, a market value adjustment will apply. See the FMO prospectus for more information.

We use the account value if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, we use the cash value if you select one of these payout options as any applicable withdrawal charge will apply.

Partial Annuitization. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See ‘‘How withdrawals are taken from your account value’’ and also the discussion of ‘‘Partial Annuitization’’ in ‘‘Tax Information’’ for more information.

Selecting an annuity payout option

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the contract date or not earlier than five years from your Accumulator® PlusSM contract date (in a limited number of jurisdictions this requirement may be more or less than five years). Please see Appendix “State contract availability and/or variations of certain features and benefits” for information on state variations. You can change the date your annuity payments are to begin at anytime. The date may not be later than the annuity maturity date described below.

For Accumulator® PlusSM contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix “State contract availability and/or variations of certain features and benefits” for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.

You will not be able to make withdrawals or change annuity payout options once your contract is annuitized.

Annuity maturity date

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant’s 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically as a life annuity. Please note that the aggregate payments you would receive from this form of annuity during the period certain may be less than the lump sum payment you would receive by surrendering your contract immediately prior to annuitization.

On the annuity maturity date, other than the Guaranteed withdrawal benefit for life and its associated minimum death benefit (as discussed below), any Guaranteed minimum death benefit and any other guaranteed benefits will terminate, and will not be carried over to your annuity payout contract.

Guaranteed withdrawal benefit for life

If you elect the Guaranteed withdrawal benefit for life and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any joint owner or successor owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract’s remaining cash value.

As described in “Benefits available under the contract” under ‘‘Guaranteed withdrawal benefit for life (‘‘GWBL’’),’’ these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your ‘‘minimum death benefit.’’ If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced dollar-for-dollar by each payment, if it is based on the value of the enhanced death benefit, or it will be reduced pro rata by each payment, if it is based on the value of the standard death benefit. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix “State contract availability and/or variations of certain features and benefits” for variations that may apply in your state.

7. Charges and expenses

Charges that the Company deducts

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

•	A mortality and expense risks charge

•	An administrative charge

•	A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

•	On each contract date anniversary — an annual administrative charge, if applicable.

•	At the time you make certain withdrawals or surrender your contract — a withdrawal charge (not applicable to Accumulator® SelectSM contracts).

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On each contract date anniversary — a charge for each optional benefit that you elect: a death benefit (other than the Standard and GWBL Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

•	On any contract date anniversary on which you are participating in a PGB — a charge for a PGB.

•	At the time annuity payments are to begin — charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See ‘‘Group or sponsored arrangements’’.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

Separate account annual expenses

Mortality and expense risks charge.  We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator® Series:

Accumulator®:	0.80%

Accumulator® PlusSM:	0.95%

Accumulator® EliteSM:	1.10%

Accumulator® SelectSM:	1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. For Accumulator® PlusSM contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see ‘‘Credits’’ in “Purchasing the Contract”. We expect to make a profit from this charge.

If you previously accepted an offer to terminate a guaranteed benefit, charges for that benefit will have ceased. However, as stated in the terms of your offer, you should be aware that you will continue to pay the same mortality and expense risks charge as contract owners that have the standard death benefit, even though you no longer have the standard death benefit.

Administrative charge.  We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator® Series:

Accumulator®:	0.30%

Accumulator® PlusSM:	0.35%

Accumulator® EliteSM:	0.30%

Accumulator® SelectSM:	0.25%

Distribution charge.  We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator® Series:

Accumulator®:	0.20%

Accumulator® PlusSM:	0.25%

Accumulator® EliteSM:	0.25%

Accumulator® SelectSM:	0.35%

Annual administrative charge

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix “State contract availability and/or variations of certain features and benefits” to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (if available) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options. See the FMO prospectus for more information.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See “Effect of your account value falling to zero” in “Determining your contract’s value”.

Special services charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

Wire transfer charge.  We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge.  We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

Duplicate contract charge.  We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to us, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

Withdrawal charge

(For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts only )

A withdrawal charge applies in three circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value, or (3) annuitize your contract and elect a non-life contingent annuity option. For more information about the withdrawal charge if you select an annuity payout option, see ‘‘Your annuity payout options — The amount applied to purchase an annuity payout option’’ in ‘‘Accessing your money’’. For Accumulator® PlusSM contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see ‘‘Credits’’ in “Purchasing the Contract”. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn. For Accumulator® PlusSM contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

Withdrawal charge as a % of contribution year following receipt of contribution
	1	2	3	4	5		6	7	8		9+

Accumulator®	7%	7%	6%	6%	5%		3%	1%	0%	(1)	—

Accumulator® PlusSM	8%	8%	7%	7%	6%		5%	4%	3%		0%	(2)

Accumulator® EliteSM	8%	7%	6%	5%	0%	(3)	—	—	—		—
(1)	Charge does not apply in the 8th and subsequent years following contribution.
(2)	Charge does not apply in the 9th and subsequent years following contribution.
(3)	Charge does not apply in the 5th and subsequent years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as ‘‘year 1,’’ and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See ‘‘Tax information’’.

Please see Appendix “State contract availability and/or variations of certain features and benefits” for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see ‘‘Guaranteed minimum death benefit and Guaranteed minimum income benefit base’’ and ‘‘How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit’’.

The withdrawal charge does not apply in the circumstances described below.

10% free withdrawal amount.  Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator® and Accumulator® EliteSM NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

Certain withdrawals. If you elected the Guaranteed minimum income benefit and/or the Greater of 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6 1/2% (or 6%, if applicable) of the beginning of contract year 6 1/2% (or 6%, if applicable) Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6 1/2% (or 6%, if applicable) of the beginning of contract year 6 1/2% (or 6%, if applicable) Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. If you are age 76-80 at issue and elected the Greater of 3% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, this waiver applies to withdrawals up to 3% of the beginning of the contract year 3% Roll-Up to age 85 benefit base. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal or to any subsequent withdrawals for the life of the contract.

If you elect the Guaranteed withdrawal benefit for life, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

Disability, terminal illness, or confinement to nursing home. The withdrawal charge also does not apply if:

(i)	An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)	We receive proof satisfactory to us (including certification by a licensed physician) that an owner’s (or older joint owner’s, if applicable) life expectancy is six months or less; or

(iii)

An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

—	its main function is to provide skilled, intermediate, or custodial nursing care;

—	it provides continuous room and board to three or more persons;

—	it is supervised by a registered nurse or licensed practical nurse;

—	it keeps daily medical records of each patient;

—	it controls and records all medications dispensed; and

—	its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or (iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

Guaranteed minimum death benefit charge

Annual Ratchet to age 85.  If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base. Although the Annual Ratchet to age 85 death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect.

Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85.  If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.80% of the greater of the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base. Although this enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we will increase the charge for this enhanced death benefit to 0.95% of the applicable benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. The fee increase will not apply to your contract if you have not reset since April 1, 2013 and you opt out of the reset option prior to your contract date anniversary.

Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85.  If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.65% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

If you opt to reset your Roll-Up benefit base on your contract date anniversary, we will increase the charge for this enhanced death benefit to 0.80% of the applicable benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. The fee increase will not apply to your contract if you have not reset since April 1, 2013 and you opt out of the reset option prior to your contract date anniversary.

Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85.  If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.65% of the greater of the 3% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

GWBL Enhanced death benefit.  This death benefit is only available if you elect the GWBL option. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the GWBL Enhanced death benefit base.

How we deduct these charges.  We will deduct these charges from your value in the variable investment options (or, if applicable, the permitted variable investment options) and the guaranteed interest option on a pro rata basis (see Appendix “State contract availability and/or variations of certain features and benefits” to see if deducting these charges from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the fixed maturity options (if applicable) in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. See the FMO prospectus for more information. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of these charges for that year.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See “Effect of your account value falling to zero” in “Determining your contract’s value”.

Standard death benefit and GWBL Standard death benefit.  There is no additional charge for these standard death benefits.

Principal guarantee benefits charge

If you purchase a PGB, we deduct a charge annually from your account value on each contract date anniversary on which you are participating in a PGB. The charge is equal to 0.50% of the account value for the 100% Principal guarantee benefit and 0.75% of the account value for the 125% Principal guarantee benefit. We will continue to deduct the charge until your benefit maturity date. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option (see Appendix “State contract availability and/or variations of certain features and benefits” to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If such amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge on your contract date anniversary, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under ‘‘Effect of your account value falling to zero’’ in ‘‘Determining your contract’s value’’.

Guaranteed minimum income benefit charge

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first.

If you elect the Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base, the charge is equal to 0.80% of the applicable benefit base on the contract date anniversary. If you elect the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base, the charge is equal to 0.65% of the applicable benefit base.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we will increase the charge for this benefit up to a maximum of 1.10% for the benefit that includes the 6 1/2% Roll-Up benefit base or 0.95% for the benefit that includes the 6% Roll-Up benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. The fee increase will not apply to your contract if you have not reset since April 1, 2013 and you opt out of the reset option prior to your contract date anniversary.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix “State contract availability and/or variations of certain features and benefits” to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. See the FMO prospectus for more information. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

Please note that you can only exercise the Guaranteed minimum income benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See “Effect of your account value falling to zero” in “Determining your contract’s value”.

Earnings enhancement benefit charge

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

A market value adjustment will apply to deductions from the fixed maturity options. See the FMO prospectus for more information. Although the value of your Earnings enhancement benefit will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay this charge and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See “Effect of your account value falling to zero” in “Determining your contract’s value”.

Guaranteed withdrawal benefit for life benefit charge

If you elect the Guaranteed withdrawal benefit for life (‘‘GWBL’’), we deduct a charge annually as a percentage of your GWBL benefit base on each contract date anniversary. If you elect the Single Life option, the charge is equal to 0.65%. If you elect the Joint Life option, the charge is equal to 0.80%. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis. (See Appendix “State contract availability and/or variations of certain features and benefits” to see if deducting this charge from the guaranteed interest option is permitted in your state.) If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GWBL benefit base Annual Ratchet charge.  If your GWBL benefit base ratchets, we will increase the charge at the time of an Annual Ratchet to the maximum charge permitted under the contract. The maximum charge for the Single Life option is 0.80%. The maximum charge for the Joint Life option is 0.95%. The fee increase effective date will be the date on which the new charge becomes effective on your contract and is the first day of the contract year following the date on which the reset occurs. The increased charge is first assessed on the contract date anniversary that follows the fee increase effective date and on all contract date anniversaries thereafter unless a prorated charge becomes applicable earlier in the contract year. We will permit you to opt out of the ratchet if the charge increases.

For Joint life contracts, if the successor owner or joint annuitant is dropped before you take your first withdrawal, we will adjust the charge at that time to reflect a Single life. If the successor owner or joint annuitant is dropped after withdrawals begin, the charge will continue based on a Joint life.

Net loan interest charge

We charge interest on loans but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. In no event will the net loan interest charge exceed 2.00%. See “Loans under Rollover TSA contracts” in “Accessing your money” for more information on how the loan interest is calculated and for restrictions that may apply.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

Charges that the Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

•	Management fees.

•	12b-1 fees.

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the affiliated Trust and/or shares of unaffiliated portfolios (collectively, the ‘‘underlying portfolios’’). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

Group or sponsored arrangements

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator® Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator® PlusSM credit feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 (‘‘ERISA’’) or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

Other distribution arrangements

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

8. Tax information

Overview

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator® Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service (“IRS“) interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (“ERISA“), Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CARES Act

Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) on March 27, 2020. The CARES Act permitted penalty-free withdrawals during 2020 from many tax-qualified and tax-favored plans and contracts (such as defined contribution plans, 403(b) plans, government sponsored employer 457(b) plans, and IRAs) by individuals affected by coronavirus or the economic aftermath. An individual may repay the amount of the distribution to the plan or contract within a 3-year period. Please consult your tax adviser about your individual circumstances.

Contracts that fund a retirement arrangement

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements (“IRAs“): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code (“QP contracts“). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity’s features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs.

For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix “Purchase considerations for QP contracts” for a discussion of QP contracts, and Appendix “Tax-sheltered annuity contracts (TSAs)” for a discussion of TSA contracts.

Transfers among investment options

You can make transfers among investment options inside the contract without triggering taxable income.

Taxation of nonqualified annuities

Contributions

You may not deduct the amount of your contributions to a nonqualified annuity contract.

Contract earnings

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

•

if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

•	if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

•	if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

•

if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that the Company and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

Annuity payments

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See “Partial Annuitization“.

Annuitization under an Accumulator® Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under ‘‘Guaranteed withdrawal benefit for life (‘‘GWBL’’)’’ in “Benefits available under the contract”.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

Partial annuitization

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

Withdrawals made before annuity payments begin

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract’s value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. The

Company will report any income attributable to a collateral assignment on Form 1099-R. Also, if the Company makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

Taxation of lifetime withdrawals if you elect the Guaranteed withdrawal benefit for life

We treat Guaranteed annual withdrawals and other withdrawals as non-annuity payments for income tax purposes as discussed above.

Earnings enhancement benefit

In order to enhance the amount of the death benefit to be paid at the owner’s death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, the Company would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 Exchanges

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

•

the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

•

the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a “qualified long-term care contract” meeting all specified requirements under the Code or an annuity contract with a “qualified long-term care contract” feature (sometimes referred to as a “combination annuity” contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a “qualified long-term care contract” or “combination annuity” in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

If you are purchasing your contract through a Section 1035 exchange, you should be aware that the Company cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See “Benefits available under the contract”.

Surrenders

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

Death benefit payments made to a beneficiary after your death

For the rules applicable to death benefits, see “Benefits available under the contract”. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

Early distribution penalty tax

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

•	on or after your death; or

•	because you are disabled (special federal income tax definition); or

•

in the form of substantially equal periodic annuity payments for your life (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life’s Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

Additional Tax on Net Investment Income

Taxpayers who have modified adjusted gross income (“MAGI”) over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the “Net Investment Income Tax” or “NIIT”). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

Investor control issues

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract.

Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

Individual retirement arrangements (IRAs)

General

‘‘IRA’’ stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

•	Traditional IRAs, typically funded on a pre-tax basis; and

•	Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA’s benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A (“Contributions to Individual Retirement Arrangements (IRAs)”) and 590-B (“Distributions from Individual Retirement Arrangements (IRAs)”). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

The Company designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively, in all Accumulator® Series contracts except Accumulator® PlusSM. Legislation enacted at the end of 2019 may restrict the availability of payment options under such IRAs.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under ‘‘Charges and expenses’’. We describe the method of calculating payments under ‘‘Accessing your money’’. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

The Company has not applied for an opinion letter approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. The Company has received opinion letters from the IRS approving the respective forms of the Accumulator® Series Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator® Series traditional Inherited IRA and Inherited Roth IRA contracts.

Your right to cancel within a certain number of days

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

You can cancel any version of the Accumulator® Series IRA contract (traditional IRA or Roth IRA) by following the directions in ‘‘Your right to cancel within a certain number of days’’ under ”Purchasing the Contract”. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

Traditional individual retirement annuities (traditional IRAs)

Contributions to traditional IRAs.  Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

•	‘‘regular’’ contributions out of earned income or compensation; or

•	tax-free ‘‘rollover’’ contributions; or

•	direct custodian-to-custodian transfers from other traditional IRAs (‘‘direct transfers’’).

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator® EliteSM, Accumulator® PlusSM or Accumulator® SelectSM contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

Regular contributions to traditional IRAs

Limits on contributions.  The ‘‘maximum regular contribution amount’’ for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $6,000 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2021, after adjustment for cost-of-living changes. When your earnings are below $6,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional ‘‘catch-up contributions’’ of up to $1,000 to your traditional IRA.

Special rules for spouses.  If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $6,000, married individuals filing jointly can contribute up to $12,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $6,000 can be contributed annually to either spouse’s traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. Catch-up contributions may be made as described above for spouses who are at least age 50 at any time during the taxable year for which the contribution is made.

Deductibility of contributions.  The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual’s personal situation (including his/her spouse). IRS Publication 590-A, ‘‘Contributions to Individual Retirement Arrangements (IRAs)’’ which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual’s income limits for determining contributions and deductions all may be adjusted annually for cost of living.

Nondeductible regular contributions.  If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse’s traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($6,000 for 2021 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50+ ‘‘catch-up’’ contributions ($7,000 for 2021). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See ‘‘Withdrawals, payments and transfers of funds out of traditional IRAs’’ in this section for more information.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

When you can make regular contributions.  If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

Rollover and direct transfer contributions to traditional IRAs

Rollover contributions may be made to a traditional IRA from these “eligible retirement plans“:

•	qualified plans;

•	governmental employer 457(b) plans;

•	403(b) plans; and

•	other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after lifetime required minimum distributions must start must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Rollovers from “eligible retirement plans“ other than traditional IRAs

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

There are two ways to do rollovers:

•	Do it yourself:

You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

•	Direct rollover:

You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

•	“required minimum distributions“ after age 72 (or age 70 1/2 if applicable) or retirement from service with the employer; or

•	substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

•	substantially equal periodic payments made for a specified period of 10 years or more; or

•	hardship withdrawals; or

•	corrective distributions that fit specified technical tax rules; or

•	loans that are treated as distributions; or

•	certain death benefit payments to a beneficiary who is not your surviving spouse; or

•	qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

Under legislation enacted at the end of 2019, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Repayments of these distributions to an eligible retirement plan are treated as deemed rollover contributions.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

Rollovers from an eligible retirement plan to a traditional IRA are not subject to the “one-per-year limit” noted in this section.

Rollovers of after-tax contributions from eligible retirement plans other than traditional IRAs

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See “Taxation of Payments“ under “Withdrawals, payments and transfers of funds out of traditional IRAs.“ After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

Rollovers from traditional IRAs to traditional IRAs

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the “one-per-year limit.” It is the IRA owner’s responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

Spousal rollovers and divorce-related direct transfers

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse’s traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Excess contributions to traditional IRAs

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. Examples of excess contributions are regular contributions of more than the maximum regular contribution amount for the applicable taxable year, and a rollover contribution which is not eligible to be rolled over, for example to the extent an amount distributed is a lifetime required minimum distribution after age 72 (or after age 70 1/2, if applicable). You can avoid or limit the excise tax by withdrawing an excess contribution. See IRS Publications 590-A and 590-B for further details.

Recharacterizations

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having “recharacterized“ your contribution.

Withdrawals, payments and transfers of funds out of traditional IRAs

No federal income tax law restrictions on withdrawals.  You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

Taxation of payments.  Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

•	the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or

•

the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See “Rollovers from eligible retirement plans other than traditional IRAs“ under “Rollover and direct transfer contributions to traditional IRAs“ for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a “conduit IRA“ before being rolled back into a qualified plan. See your tax adviser.

IRA distributions directly transferred to charity.  Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older. You can direct us to make one distribution per calendar year directly to a charitable organization you request whether or not such distribution might be eligible for favorable tax treatment. Additional requests in the same calendar year will not be honored. Since an IRA owner is responsible for determining the tax consequences of any distribution from an IRA, we report the distribution to you on Form 1099-R. After discussing with your own tax advisor, it is your responsibility to report any distribution qualifying as a tax-free charitable direct transfer from your IRA on your own tax return.

Required minimum distributions

Legislation enacted at the end of 2019, which is generally effective January 1, 2020, significantly amended the required minimum distribution rules. Because these rules are statutory and regulatory, in many cases IRS guidance will be required to implement these changes.

Background on Regulations — Required Minimum Distributions.  Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

Lifetime required minimum distributions — When you have to take the first lifetime required minimum distribution.  When you have to start lifetime required minimum distributions from your traditional IRAs depends on your birthdate. Under legislation enacted at the end of 2019, lifetime required minimum distributions from your traditional IRAs must start for the year in which you attain age 72 (if you were born July 1, 1949 or later). For individuals born June 30, 1949 or earlier, lifetime required minimum distributions from your traditional IRAs must start for the year in which you attain age 70 1/2. That is, individuals who had already attained age 70½ by December 31, 2019 had no change from prior law in the start or continuation of their lifetime required minimum distributions.

The first required minimum distribution is for the calendar year in which you turn age 72 (or age 70 1/2 if applicable). You have the choice to take this first required minimum distribution during the calendar year you actually reach age 72 (or age 70 1/2 if applicable), or to delay taking it until the first three-month period in the next calendar year (January 1st – April 1st). Distributions must start no later than your “Required Beginning Date“, which is April 1st of the calendar year after the calendar year in which you turn age 72 (or age 70 1/2 if applicable). If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year — the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

How you can calculate required minimum distributions.   There are two approaches to taking required minimum distributions — “account-based“ or “annuity-based.“

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change.

If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

Annuity-based method.  If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and an eligible designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

Do you have to pick the same method to calculate your required minimum distributions for all of your traditional IRAs and other retirement plans?  No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

Will we pay you the annual amount every year from your traditional IRA based on the method you choose?  We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our “automatic required minimum distribution (RMD) service.“ Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, If you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

What if you take more than you need to for any year?  The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

What if you take less than you need to for any year?  Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

What are the required minimum distribution payments after you die? These vary, depending on the status of your beneficiary (individual or entity) and when you die. Legislation enacted at the end of 2019 significantly amended the post-death required minimum distribution rules for distributions made beginning January 1, 2020, and in some cases may affect payouts for pre-December 31, 2019 deaths.

Individual beneficiary. Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan or IRA contract following your death must be distributed within 10 years. IRS guidance will be needed regarding the mechanics of implementation of this “10-year” rule.

Individual beneficiary who has “eligible designated beneficiary” or “EDB” status. An individual beneficiary who is an “eligible designated beneficiary” or “EDB” can take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after your death (to be prescribed in Treasury Regulations).

Under federal tax law, the following individuals are EDBs:

•	your surviving spouse (see spousal beneficiary, below);

•	your minor children (only while they are minors);

•	a disabled individual (Code definition applies);

•	a chronically ill individual (Code definition applies); and

•	any individual who is not more than 10 years younger than you.

In certain cases, a trust may be treated as an individual and not an entity beneficiary. Please consult your tax advisor.

When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years. However, the contracts issued by the Company do not allow individual beneficiaries who are EDBs solely by virtue of being your minor children to stretch post-death required minimum distribution payments over their lives or life expectancies.

Spousal beneficiary. If your death beneficiary is your surviving spouse, your spouse has a number of choices. As noted above, post-death distributions may be made over your spouse’s life or period of life expectancy. Your spouse may delay starting payments over his/her life or life expectancy period until the year in which you would have attained age 72. In some circumstances, for traditional IRA contracts only, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 72, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

Non-individual beneficiary. Pre-January 1, 2020 rules continue to apply. If you die before your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the “5-year rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth anniversary of the owner’s death. No distribution is required for a year before that fifth year. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die after your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the owner’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

Additional Changes to post-death distributions after the 2019 legislation. The legislation enacted at the end of 2019 applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the owner’s death, individuals who are non-spouse beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the owner’s death on a term certain method. In certain cases, a “see-through” trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the legislation enacted at the end of 2019 views the death of the original individual beneficiary as an event that triggers the “10-year” distribution period. Prior to 2019, for example, if an individual beneficiary who had a 20-year life expectancy period in the year after the owner’s death died in the 7th year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the owner in this example died before December 31, 2019 the legislation caps the length of any post-death payment period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches majority-the remaining interest must be distributed within 10 years. IRS guidance will be needed to implement the mechanics of these beneficiary status shift provisions.

Spousal continuation

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.

Borrowing and loans are prohibited transactions

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

•	made on or after your death; or

•	made because you are disabled (special federal income tax definition); or

•	used to pay certain extraordinary medical expenses (special federal income tax definition); or

•	used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

•	used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

•	used to pay certain higher education expenses (special federal income tax definition); or

•	under legislation enacted at the end of 2019, distributions made in connection with the birth or adoption of a child as specified in the Code; or

•

in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life’s Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. See “Substantially equal withdrawals” under “Accessing your money”. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in “Withdrawals, payments and transfers of funds out of traditional IRAs“. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

Roth individual retirement annuities (Roth IRAs)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under “Traditional individual retirement annuities (traditional IRAs).“

The Accumulator® Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

Contributions to Roth IRAs

Individuals may make four different types of contributions to a Roth IRA:

•	regular after-tax contributions out of earnings; or

•	taxable rollover contributions from traditional IRAs or other eligible retirement plans (“conversion rollover“ contributions); or

•	tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans; or

•	tax-free direct custodian-to-custodian transfers from other Roth IRAs (“direct transfers“).

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See “Rollovers and direct transfer contributions to Roth IRAs“ for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

The initial contribution to your contract must have been a direct transfer or rollover, because the minimum initial contribution required to purchase an Accumulator® EliteSM, Accumulator® PlusSM or Accumulator® SelectSM contract was greater than the maximum regular IRA contribution permitted for a taxable year. If permitted under your contract, subsequent contributions may also be regular contributions out of compensation.

Regular contributions to Roth IRAs

Limits on regular contributions.  The “maximum regular contribution amount“ for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $6,000 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2021, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $6,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under “Special rules for spouses“ under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

The amount of permissible contributions to Roth IRAs for any year depends on the individual’s income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590-A, “Contributions to Individual Retirement Arrangements (IRAs)“ for the rules applicable to the current year.

When you can make contributions.  Same as traditional IRAs.

Deductibility of contributions.  Roth IRA contributions are not tax deductible.

Rollovers and direct transfer contributions to Roth IRAs What is the difference between rollover and direct transfer transactions?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

•	another Roth IRA;

•	a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover (“conversion rollover“);

•	a “designated Roth contribution account“ under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

•	from non-Roth accounts under another eligible retirement plan, as described under “Conversion rollover contributions to Roth IRAs.“

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the “one-per-year limit.” It is the Roth IRA owner’s responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Conversion rollover contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code Section 401(a) qualified plan, a 403(b) plan, and a governmental employer Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA — whether or not it is the traditional IRA you are converting — a pro rata portion of the distribution is tax free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA. Conversion rollover contributions to Roth IRAs are not subject to the “one-per-year limit” noted earlier in this section.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual’s gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

How to recharacterize.  To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

Conversion rollover contributions to Roth IRAs cannot be recharacterized.

To recharacterize a contribution, you must use our forms.

Withdrawals, payments and transfers of funds out of Roth IRAs

No federal income tax law restrictions on withdrawals.  You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

Distributions from Roth IRAs

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

•	rollovers from a Roth IRA to another Roth IRA;

•	direct transfers from a Roth IRA to another Roth IRA;

•	qualified distributions from a Roth IRA; and

•	return of excess contributions or amounts recharacterized to a traditional IRA.

Qualified distributions from Roth IRAs.  Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

•	you are age 59 1/2 or older; or

•	you die; or

•	you become disabled (special federal income tax definition); or

•

your distribution is a “qualified first-time homebuyer distribution“ (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

Nonqualified distributions from Roth IRAs.  Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)	Regular contributions.

(2)	Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

(a)	Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

(b)	Nontaxable portion.

(3)	Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)	All distributions made during the year from all Roth IRAs you maintain — with any custodian or issuer — are added together.

(2)	All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)	All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

Required minimum distributions during life

Lifetime required minimum distributions do not apply.

Required minimum distributions at death

Same as traditional IRA under “What are the required minimum distribution payments after you die?“.

Payments to a beneficiary after your death

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

Borrowing and loans are prohibited transactions

Same as traditional IRA.

Excess contributions to Roth IRAs

Generally the same as traditional IRA.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

Early distribution penalty tax

Same as traditional IRA.

Tax withholding and information reporting

Status for income tax purposes; FATCA.  In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified or tax-favored plan participation, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contractholders. For this reason we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding.  We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

•	We might have to withhold and/or report on amounts we pay under a free look or cancellation.

•

We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Federal income tax withholding on periodic annuity payments

Federal tax rules require payers to withhold differently on “periodic” and “nonperiodic” payments. Payers are to withhold from periodic annuity payments as if the payments were wages. For a periodic annuity payment, for example, the annuity contract owner’s withholding depends on what the owner specifies on a Form W-4P. If the owner fails to provide a correct Taxpayer Identification Number, withholding at the highest rate applies.

A contract owner’s withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

Federal income tax withholding on non-periodic annuity payments (withdrawals)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

Special rules for contracts funding qualified plans

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix “Purchase considerations for QP contract”.

Mandatory withholding from TSA contracts and qualified plan distributions

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

Impact of taxes to the Company

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

9. More information

About Separate Account No. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account No. 49’s operations are accounted for without regard to the Company’s other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of the Company.

Income, gains, and losses credited to, or charged against, the separate account reflect the separate account’s own investment experience and not the investment experience of the Company’s other assets, and the assets of the separate account may not be used to pay any liabilities of the Company other than those arising from the contracts.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a ‘‘unit investment trust.’’ The SEC, however, does not manage or supervise the Company or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)	to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)	to combine any two or more variable investment options;

(3)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;
(4)

to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)	to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6)	to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)	to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8)	to limit or terminate contributions and limit transfers to any of the variable investment options and to limit the number of variable investment options you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

About the Trust

The Trust is registered under the Investment Company Act of 1940. It is classified as “open-end management investment company,” more commonly called mutual funds. The Trust issues different shares relating to each Portfolio.

The Trust does not impose sales charges or “loads” for buying and selling its shares. All dividends and other distributions on the Trust’s shares are reinvested in full. The Board of Trustees of the Trust serves for the benefit of each Trust’s shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for the Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for the Trust or in their respective SAIs, which are available upon request. See also Appendix “Portfolio Companies available under the contract.”

About the general account

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract’s account value or any guaranteed benefits with which the contract was issued. The Company is solely responsible to the contract owner for the contract’s account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a ‘‘covered security’’ under the federal securities laws.

The disclosure with regard to the general account, is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

About other methods of payment

Wire transmittals and electronic applications

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under ‘‘How you can make your contributions’’ under “Purchasing the Contract”.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

Automatic investment program — for NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts only

You may use our automatic investment program, or ‘‘AIP,’’ to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for QP, Inherited IRA beneficiary continuation (traditional IRA or Roth IRA) or Rollover TSA contracts. Please see Appendix “State contract availability and/or variations of certain features and benefits” to see if the automatic investment program is available in your state.

For NQ, Rollover IRA and Roth Conversion IRA contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. For Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount we will deduct is $50. Under the IRA contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the variable investment options, the guaranteed interest option and available fixed maturity options, but not the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for

Accumulator® PlusSM and Accumulator® SelectSM contracts). You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

For contracts with the Guaranteed withdrawal benefit for life, AIP will be automatically terminated after the later of: (i) the end of the first contract year, or (ii) the date the first withdrawal is taken. For contracts with PGB, AIP will be automatically terminated at the end of the first six months.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

Dates and prices at which contract events occur

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Business day

Our ‘‘business day’’ is generally any day the New York Stock Exchange (‘‘NYSE’’) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the SEC. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

•	A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

•

If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

•	When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

•	If we have entered into an agreement with your broker-dealer for automated processing of contributions and/

or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the ‘‘closing time’’ for such orders will be earlier than 4:00 p.m., Eastern Time.

Contributions, credits and transfers

•	Contributions (and credits, for Accumulator® PlusSM contracts only) allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

•

Contributions (and credits, for Accumulator® PlusSM contracts only) allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

•

Contributions (and credits, for Accumulator® PlusSM contracts only) allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

•

Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator® and Accumulator® EliteSM contract owners only. Your financial professional can provide information or you can call our processing office.

•	Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

•	Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

•	Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

•	For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

About your voting rights

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

•	the election of trustees; or

•	the formal approval of independent public accounting firms selected for each Trust; or

•	any other matters described in the prospectus for each Trust or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to the Company separate accounts in connection with the Company’s variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. The affiliated Trust also sells its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

Separate Account No. 49 voting rights

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

Changes in applicable law

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

Statutory compliance

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of the Company. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

Financial statements

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of the Company, are in the SAI. The financial statements of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

Transfers of ownership, collateral assignments, loans and borrowing

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

We may refuse to process a change of ownership of an NQ contract without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).

Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

If you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, a PGB, and/or the Guaranteed withdrawal benefit for life (collectively, the ‘‘Benefit’’), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner’s right to change the beneficiary or person to whom annuity payments will be made. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant’s life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family’s) benefit; the Benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

See Appendix “State contract availability and/or variations of certain features and benefits” for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer’s plan.

For limited transfers of ownership after the owner’s death see ‘‘Beneficiary continuation option’’ in “Benefits available under the contract”. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other NQ deferred annuity contract issued by us or our affiliates in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee’s prior approval and payment directions. We will follow such directions until the Company receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See ‘‘Tax information’’.

About Custodial IRAs

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, the Company will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. The Company will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. The Company will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. The Company may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

How divorce may affect your guaranteed benefits

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

How divorce may affect your Joint Life GWBL

If you purchased the GWBL on a Joint Life basis and subsequently get divorced, your ex-spouse will not be eligible to receive payments under the GWBL. We will divide the contract in accordance with the divorce decree and replace the original contract with two single life contracts. The GWBL benefit base will not be split.

If the division of the contract occurs before any withdrawal has been made, the GWBL charge under the new contracts will be on a single life basis. The Applicable percentage for your guaranteed annual withdrawal amount will be based on each respective individual’s age at the time of the first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each contract) or the Applicable percentage. The Applicable percentage that was in effect at the time of the split of the contracts may increase at the time an Annual Ratchet occurs based on each respective individual’s age under their respective new contract.

Distribution of the contracts

The contracts are distributed by both Equitable Advisors and Equitable Distributors. The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

Equitable Advisors is an affiliate of the Company, and Equitable Distributors is an indirect wholly owned subsidiary of the Company. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. (‘‘FINRA’’). Both broker-dealers also act as distributors for other life and annuity products we issue.

The contracts are sold by financial professionals of Equitable Advisors and its affiliates. The contracts may also be sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors (‘‘Selling broker-dealers’’).

The Company pays compensation to both Distributors based on contracts sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see ‘‘Fee table’’ and ‘‘Charges and expenses’’.

Equitable Advisors Compensation.  The Company pays compensation to Equitable Advisors based on contributions made on the contracts sold through Equitable Advisors (‘‘contribution-based compensation’’). The contribution-based compensation will generally not exceed 8.50% of total contributions. Equitable Advisors, in turn, may pay a portion of the contribution-based compensation received from the Company to the Equitable Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold (‘‘asset-based compensation’’). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by Equitable

Advisors varies among financial professionals and among Selling broker-dealers. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not Equitable Advisors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

Equitable Advisors financial professionals and managerial personnel may also receive other types of compensation including service fees, expen allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company’s contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation.  In an effort to promote the sale of the Company’s products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of our contract than it pays for the sale of a contract or other financial product issued by a company other than us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same contract. Equitable Advisors also pay different levels of compensation based on different contract types. This practice is known as providing ‘‘differential compensation.’’ Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company’s contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company’s contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as ‘‘overrides.’’ For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company’s contracts and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our contract over a contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA and other federal and state regulatory authorities, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Equitable Distributors Compensation.  The Company pays contribution-based and asset-based compensation (together ‘‘compensation’’) to Equitable Distributors. Contribution-based compensation is paid based on the Company’s contracts sold through Equitable Distributors’ Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of Equitable Distributors’ Selling broker-dealers. Contribution-based compensation will generally not exceed 7.50% of the total contributions made under the contracts. Equitable Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which the Company pays to Equitable Distributors will be reduced by the same amount, and the Company will pay Equitable Distributors asset-based compensation on the contract equal to the asset-based compensation which Equitable Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by Equitable Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not Equitable Distributors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

The Company also pays Equitable Distributors compensation to cover its operating expenses and marketing services under the terms of the Company’s distribution agreements with Equitable Distributors.

Additional payments by Equitable Distributors to Selling broker-dealers.  The Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. Equitable Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as ‘‘marketing allowances’’). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company’s products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, Equitable Distributors increases the marketing allowance as certain sales thresholds are met. Equitable Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company’s products, Equitable Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as ‘‘compensation enhancements’’). Equitable Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain of our contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company’s contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2020) received additional payments. These additional payments ranged from $209.00 to $6,528,369.16. The Company and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of the Company’s contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

Allstate Financial Services, LLC

American Portfolios Financial Services

Ameriprise Financial Services

Avantax Investment Services, Inc.

BBVA Securities, Inc.

Cabot Lodge Securities, LLC

Cadaret, Grant & Co., Inc.

Cambridge Investment Research

Centaurus Financial, Inc.

Cetera Financial Group

Citigroup Global Markets, Inc.

Citizens Investment Services

Commonwealth Financial Network

Community America Financial Solution

CUNA Brokerage Services

CUSO Financial Services

DPL Financial Partners

Equity Services Inc.

Farmer’s Financial Solution

Galt Financial Group, Inc.

Geneos Wealth Management

Gradient Securities, LLC

H. Beck, Inc.

Huntleigh Securities Corporation

Independent Financial Group, LLC

Infinex Investments Inc.

Janney Montgomery Scott LLC

Kestra Investment Services, LLC

Key Investment Services LLC

Ladenburg Thalmann Advisor Network, LLC

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Lincoln Investment Planning

Lion Street Financial

LPL Financial Corporation

Lucia Securities, LLC

MML Investors Services, LLC

Morgan Stanley Smith Barney

Mutual of Omaha Investment Services, Inc.

Next Financial Group, Inc.

Park Avenue Securities, LLC

PlanMember Securities Corp.

PNC Investments

Primerica Financial Services, Inc.

Pruco Securities, LLC

Purshe Kaplan Sterling Investments, Inc

Raymond James

RBC Capital Markets Corporation

Santander Securities Corp.

Sigma Financial Corporation

Stifel, Nicolaus & Company, Inc.

SunTrust Investment Services, Inc.

The Advisor Group (AIG)

The Huntington Investment Company

The Leaders Group, Inc.

TransAmerica Financial Advisors

U.S. Bank Center

UBS Financial Services Inc.

Valmark Securities, Inc.

Voya Financial Advisors, Inc.

Waddell & Reed, Inc.

Wells Fargo

10. Incorporation of certain documents by reference

The Company’s Annual Report on Form 10-K for the period ended December 31, 2020 (the ‘‘Annual Report’’) is considered to be part of this Prospectus because it is incorporated by reference.

The Company files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC’s public reference facilities at Room 1580, 100 F Street, NE, Washing-ton, DC 20549, or by accessing the SEC’s website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, the Company has filed with the SEC a registration statement relating to the fixed maturity option (the ‘‘Registration Statement’’). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 (‘‘Exchange Act’’), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to:

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

Attention: Corporate Secretary (telephone: (212) 554-1234)

You can access our website at www.equitable.com.

Appendix: Portfolio Companies available under the contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146640. You can request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com. If you elect certain Guaranteed benefits, you may only invest in the Portfolios listed in the designated table(s) below.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

			Average Annual Total Returns (as of 12/31/2020)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	1 year	5 year	10 year
Speciality	1290 VT GAMCO Mergers & Acquisitions - Equitable Investment Management Group, LLC (“EIMG”); GAMCO Asset Management, Inc.	1.30%^	-1.33%	0.66%	3.12%
Equity	1290 VT GAMCO Small Company Value - EIMG; GAMCO Asset Management, Inc.	1.07%	9.51%	4.48%	10.29%
Equity	1290 VT SmartBeta Equity - EIMG; AXA Rosenberg Investment Management LLC	1.10%^	10.95%	9.78%	11.26%
Equity	1290 VT Socially Responsible - EIMG; BlackRock Investment Management, LLC	0.93%	20.01%	14.33%	14.62%
Equity	EQ/400 Managed Volatility† - EiMG; AllianceBernstein L.P.; BlackRock Investment Management, LLC	0.85%^	13.47%	7.53%	11.40%
Equity	EQ/2000 Managed Volatility† - EiMG; AllianceBernstein L.P.; BlackRock Investment Management, LLC	0.84%	19.31%	9.35%	12.40%
Fixed Income	EQ/AB Short Duration Government Bond - EIMG; AllianceBernstein L.P.	0.80%^	0.94%	1.56%	1.01%
Equity	EQ/AB Small Cap Growth - EIMG; AllianceBernstein L.P.	0.92%	36.05%	17.01%	17.21%
Asset Allocation	EQ/Aggressive Allocation Allocation† - EIMG	1.16%	15.41%	9.45%	11.17%
Asset Allocation	EQ/Aggressive Growth Strategy† - EIMG	1.03%	14.52%	9.28%	10.50%
Asset Allocation	EQ/Balanced Strategy(1)† - EIMG	0.99%	11.20%	7.24%	7.50%
Equity	EQ/ClearBridge Select Equity Managed Volatility† - EIMG; ClearBridge Investments, LLC, BlackRock Investment Management, LLC	1.06%^	36.15%	17.81%	16.14%
Equity	EQ/Common Stock Index - EIMG; AllianceBernstein L.P.	0.68%^	19.76%	13.68%	14.61%
Asset Allocation	EQ/Conservative Allocation† - EIMG	1.00%^	7.35%	4.90%	4.51%
Asset Allocation	EQ/Conservative-Plus Allocation† - EIMG	1.09%	9.96%	6.33%	6.51%
Fixed Income	EQ/Core Bond Index - EIMG; SSGA Funds Management, Inc.	0.65%^	6.09%	4.17%	3.06%
Equity	EQ/Equity 500 Index - EIMG; AllianceBernstein, L.P.	0.55%^	17.76%	13.53%	14.52%
Asset Allocation	EQ/Franklin Balanced Managed Volatility(2)† - EIMG; BlackRock Investment Management, LLC; Franklin Advisers, Inc.	1.05%^	5.69%	5.64%	7.46%
Equity	EQ/Franklin Small Cap Value Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Franklin Mutual Advisers, LLC	1.06%^	12.31%	7.10%	11.38%
Equity	EQ/Global Equity Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Invesco Advisers, Inc.; Morgan Stanley Investment Management Inc.	1.10%^	14.22%	7.93%	10.62%
Fixed Income	EQ/Intermediate Government Bond - EIMG; SSGA Funds Management, Inc.	0.65%^	4.34%	3.08%	2.00%
Equity	EQ/International Core Managed Volatility† - EIMG; Federated Global Investment Management Corp., Massachusetts Financial Services Company d/b/a MFS Investment Management, EARNEST Partners, LLC, BlackRock Investment Management, LLC	1.06%	8.45%	4.18%	7.44%
Equity	EQ/International Equity Index - EIMG; AllianceBernstein L.P.	0.79%^	3.89%	2.47%	6.26%
Equity	EQ/International Value Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Harris Associates L.P.	1.06%	4.20%	2.18%	5.81%
Equity	EQ/Janus Enterprise - EIMG; Janus Capital Management LLC	1.05%^	18.81%	16.77%	14.27%

			Average Annual Total Returns (as of 12/31/2020)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	1 year	5 year	10 year
Equity	EQ/Large Cap Core Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Capital International, Inc.; GQG Partners LLC; Vaughn Nelson Investment Management	0.91%	16.36%	12.27%	13.63%
Equity	EQ/Large Cap Growth Index - EIMG; AllianceBernstein L.P.	0.73%	37.36%	22.03%	20.08%
Equity	EQ/Large Cap Growth Managed Volatility† - EIMG; BlackRock Investment Management, LLC; HS Management Partners, LLC; Loomis, Sayles & Company, L.P.; Polen Capital Management, LLC; T. Rowe Price Associates, Inc.	0.86%	31.99%	19.65%	18.48%
Equity	EQ/Large Cap Value Index - EIMG; AllianceBernstein L.P.	0.75%	2.23%	5.39%	9.02%
Equity	EQ/Large Cap Value Managed Volatility† - EIMG; AllianceBernstein L.P., BlackRock Investment Management. LLC, Massachusetts Financial Services Company d/b/a MFS Investment Management	0.86%	5.70%	6.10%	9.42%
Equity	EQ/Mid Cap Index - EIMG; AllianceBernstein L.P.	0.72%	12.84%	7.71%	11.59%
Equity	EQ/Mid Cap Value Managed Volatility† - EIMG; Diamond Hill Capital Management, Inc., Wellington Management Company LLP, BlackRock Investment Management, LLC	0.97%	4.99%	4.83%	8.77%
Asset Allocation	EQ/Moderate Allocation† - EIMG	1.08%	11.27%	6.98%	7.45%
Asset Allocation	EQ/Moderate-Plus Allocation† - EIMG	1.12%	14.13%	8.47%	9.48%
Money Market	EQ/Money Market(3) - EIMG; BNY Mellon Investment Adviser, Inc.	0.71%	0.20%	1.00%	0.68%
Fixed Income	EQ/Quality Bond Plus - EIMG; AllianceBernstein L.P.; Pacific Investment Management Company LLC	0.80%	5.98%	3.90%	2.84%
Equity	EQ/Small Company Index - EIMG; AllianceBernstein L.P.	0.64%	19.73%	9.95%	12.81%
Speciality	Multimanager Technology - EIMG; Allianz Global Investors U.S. LLC, AllianceBernstein L.P., Wellington Management Company LLP	1.25%^	53.26%	29.30%	26.79%

†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” in “Purchasing the Contract” for more information regarding volatility management.

Δ

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the chart by a “Δ”. Any such unaffiliated Portfolio is not identified In the chart. See “Portfolios of the Trusts” in “Purchasing the Contract” for more information regarding volatility management.

^	This Portfolio’s annual expenses reflect temporary fee reductions.

(1)

This variable investment option is not available for investment until on or about June 18, 2021. This is the surviving variable investment option of a Portfolio merger on or about June 18, 2021. The acquired variable investment option is EQ/Franklin Balanced Managed Volatility and it may continue to be used in certain documents for a period of time after the date of the merger.

(2)

This is the acquired variable investment option of a Portfolio merger on or about June 18, 2021 and it will no longer be available after the merger. It may continue to be used in certain documents for a period of time after the date of the merger.

(3)

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

100% PRINCIPAL GUARANTEED BENEFIT, GUARANTEED WITHDRAWAL BENEFIT FOR LIFE OR THE GUARANTEED MINIMUM INCOME BENEFIT WITHOUT THE GREATER OF 6½% (OR 6%) ROLL-UP TO AGE 85 ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT investment options:

EQ/AB Short Duration Government Bond	EQ/Equity 500 Index
EQ/Aggressive Allocation	EQ/Franklin Templeton Allocation Managed Volatility
EQ/Conservative Allocation	EQ/Moderate Allocation
EQ/Conservative-Plus Allocation	EQ/Moderate-Plus Allocation

125% PRINCIPAL GUARANTEE BENEFIT investment options:

EQ/AB Short Duration Government Bond	EQ/Moderate Allocation
EQ/Equity 500 Index

Appendix: Purchase considerations for QP contracts(1)

This information is provided for historical purposes only. The contracts are no longer available to new purchasers.

Trustees who are considering the purchase of an Accumulator® Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer’s plan. There are significant issues in the purchase of an Accumulator® Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator® Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator® Series QP contract to fund a plan for the contract’s features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A ‘‘designated Roth contribution account’’ is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 (70, under Accumulator® PlusSM contracts), or if later, the first contract date anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges; (2) market value adjustments; or (3) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan’s actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges, market value adjustments or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan’s actuary will be required to determine a current dollar value of each plan participant’s accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant’s normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. The Company does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee’s accrued benefit.

All payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan’s responsibility to adjust the value of the contract to the actuarial equivalent of the participant’s benefit prior to the contract conversion.

The Company’s only role is that of the issuer of the contract. The Company is not the plan administrator. The Company will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan’s administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. The Company will never make payments under a QP contract to any person other than the plan trust owner.

Given that lifetime required minimum distributions must generally commence from the plan for annuitants after age 72, trustees should consider:

•	whether required minimum distributions under QP contracts would cause withdrawals in excess of 6 1/2% (or 6%, as applicable) of the Guaranteed minimum income benefit Roll-Up benefit base;

(1)	QP contracts are available for Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts owners only.

•

that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

•	that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust and may not be rollover eligible.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

Appendix: Enhanced death benefit example

The death benefit under the contract is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator®, Accumulator® EliteSM and Accumulator® SelectSM contracts. The enhanced death benefit calculation for Accumulator® PlusSM contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

End of Contract Year	Account value	6 1/2% Roll-up to age 85 benefit base	6% Roll-up to age 85 benefit base	Annual Ratchet to age 85 benefit base	GWBL Enhanced death benefit base
1	$105,000	$106,500(4)	$106,000(6)	$105,000(1)	$105,000(7)
2	$115,500	$113,423(3)	$112,360(5)	$115,500(1)	$115,500(7)
3	$129,360	$120,795(3)	$119,102(5)	$129,360(1)	$129,360(7)
4	$103,488	$128,647(3)	$126,248(5)	$129,360(2)	$135,828(8)
5	$113,837	$137,009(4)	$133,823(6)	$129,360(2)	$142,296(8)
6	$127,497	$145,914(4)	$141,852(6)	$129,360(2)	$148,764(8)
7	$127,497	$155,399(4)	$150,363(6)	$129,360(2)	$155,232(8)

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

Annual Ratchet to age 85

(1)	At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)

At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)	At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)	At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6 1/2% Roll-Up to age 85.

Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)	At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)	At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL Enhanced death benefit

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(7)	At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(8)	At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

The following illustrates the enhanced death benefit calculation for Accumulator® PlusSM contacts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

End of Contract Year	Account Value	6 1/2% Roll-up to age 85 death benefit	6% Roll-up to age 85 benefit base	Annual Ratchet to age 85 benefit base	GWBL Enhanced death benefit base
1	$109,200	$106,500(3)	$106,000(5)	$109,200(1)	$109,200(7)
2	$120,120	$113,423(3)	$112,360(5)	$120,120(1)	$120,120(7)
3	$134,534	$120,795(3)	$119,102(5)	$134,534(1)	$134,534(7)
4	$107,628	$128,647(3)	$126,248(5)	$134,534(2)	$141,261(8)
5	$118,390	$137,009(4)	$133,823(5)	$134,534(2)	$147,988(8)
6	$132,597	$145,914(4)	$141,852(6)	$134,534(2)	$154,715(8)
7	$132,597	$155,399(4)	$150,363(6)	$134,534(2)	$161,441(8)

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

Annual Ratchet to age 85

(1)	At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)

At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)	At the end of contract years 1 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)	At the end of contract years 5 through 7, the enhanced death benefit will be based on the 6 1/2% Roll-Up to age 85.

Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)	At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)	At the end of contract years 6 and 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL Enhanced death benefit

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(7)	At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(8)	At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

Appendix: Hypothetical illustrations

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the ‘‘Greater of 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85’’ enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for Accumulator®, Accumulator® PlusSM, Accumulator® EliteSM and Accumulator® SelectSM contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution to variable investment options that roll-up at 6% only and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.25)% and 3.75% for Accumulator® contracts; (2.50)% and 3.50% for Accumulator® PlusSM contracts; (2.60)% and 3.40% for Accumulator® EliteSM contracts; and (2.65)% and 3.35% for Accumulator® SelectSM contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the ‘‘Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85’’ enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under ‘‘Lifetime annual guaranteed minimum income benefit’’ reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An ‘‘N/A’’ in these columns indicates that the benefit is not exercisable in that year. A ‘‘0’’ under any of the death benefit and/or ‘‘Lifetime annual guaranteed minimum income benefit’’ columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.43%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.27% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in ‘‘Fee table’’. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

Variable deferred annuity

Accumulator®

$100,000 Single contribution and no withdrawals

Male, issue age 60

Benefits:

Greater of 6 1/2% Roll-up to age 85 or Annual Ratchet to age 85 Guaranteed minimum death benefit

Earnings enhancement benefit

Guaranteed minimum income benefit

						Greater of 6.5% Roll up to age 85 or the Annual Ratchet to age 85 Guaranteed		Total Death Benefit with the Earnings enhancement benefit		Lifetime Annual Guaranteed Minimum Income Benefit
Age	Contract Year	Account Value		Cash Value		Minimum Death Benefit				Guaranteed Income		Hypothetical Income
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
60	0	100,000	100,000	93,000	93,000	100,000	100,000	100,000	100,000	N/A	N/A	N/A	N/A
61	1	95,704	101,683	88,704	94,683	106,500	106,500	109,100	109,100	N/A	N/A	N/A	N/A
62	2	91,408	103,312	84,408	96,312	113,423	113,423	118,792	118,792	N/A	N/A	N/A	N/A
63	3	87,106	104,878	81,106	98,878	120,795	120,795	129,113	129,113	N/A	N/A	N/A	N/A
64	4	82,790	106,372	76,790	100,372	128,647	128,647	140,105	140,105	N/A	N/A	N/A	N/A
65	5	78,452	107,783	73,452	102,783	137,009	137,009	151,812	151,812	N/A	N/A	N/A	N/A
66	6	74,084	109,098	71,084	106,098	145,914	145,914	164,280	164,280	N/A	N/A	N/A	N/A
67	7	69,677	110,307	68,677	109,307	155,399	155,399	177,558	177,558	N/A	N/A	N/A	N/A
68	8	65,223	111,395	65,223	111,395	165,500	165,500	191,699	191,699	N/A	N/A	N/A	N/A
69	9	60,712	112,348	60,712	112,348	176,257	176,257	206,760	206,760	N/A	N/A	N/A	N/A
70	10	56,135	113,149	56,135	113,149	187,714	187,714	222,799	222,799	10,287	10,287	10,287	10,287
75	15	31,790	114,247	31,790	114,247	257,184	257,184	320,058	320,058	15,714	15,714	15,714	15,714
80	20	3,966	108,361	3,966	108,361	352,365	352,365	453,310	453,310	24,172	24,172	24,172	24,172
85	25	0	91,568	0	91,568	0	482,770	0	583,716	0	40,263	0	40,263
90	30	0	87,497	0	87,497	0	482,770	0	583,716	N/A	N/A	N/A	N/A
95	35	0	82,688	0	82,688	0	482,770	0	583,716	N/A	N/A	N/A	N/A

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a policy would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Variable deferred annuity

Accumulator® PlusSM

$100,000 Single contribution and no withdrawals

Male, issue age 60

Benefits:

Greater of 6 1/2% Roll-up to age 85 and Annual Ratchet to age 85 Guaranteed minimum death benefit

Earnings enhancement benefit

Guaranteed minimum income benefit

						Greater of 6.5% Roll up to age 85 or the Annual Ratchet to age 85 Guaranteed		Total Death Benefit with the Earnings enhancement benefit		Lifetime Annual Guaranteed Minimum Income Benefit
Age	Contract Year	Account Value		Cash Value		Minimum Death Benefit				Guaranteed Income		Hypothetical Income
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
60	0	104,000	104,000	96,000	96,000	100,000	100,000	100,000	100,000	N/A	N/A	N/A	N/A
61	1	99,341	105,559	91,341	97,559	106,500	106,500	109,100	109,100	N/A	N/A	N/A	N/A
62	2	94,704	107,057	86,704	99,057	113,423	113,423	118,792	118,792	N/A	N/A	N/A	N/A
63	3	90,080	108,483	83,080	101,483	120,795	120,795	129,113	129,113	N/A	N/A	N/A	N/A
64	4	85,463	109,829	78,463	102,829	128,647	128,647	140,105	140,105	N/A	N/A	N/A	N/A
65	5	80,842	111,083	74,842	105,083	137,009	137,009	151,812	151,812	N/A	N/A	N/A	N/A
66	6	76,211	112,234	71,211	107,234	145,914	145,914	164,280	164,280	N/A	N/A	N/A	N/A
67	7	71,559	113,269	67,559	109,269	155,399	155,399	177,558	177,558	N/A	N/A	N/A	N/A
68	8	66,878	114,175	63,878	111,175	165,500	165,500	191,699	191,699	N/A	N/A	N/A	N/A
69	9	62,158	114,937	62,158	114,937	176,257	176,257	206,760	206,760	N/A	N/A	N/A	N/A
70	10	57,388	115,540	57,388	115,540	187,714	187,714	222,799	222,799	10,287	10,287	10,287	10,287
75	15	32,330	115,525	32,330	115,525	257,184	257,184	320,058	320,058	15,714	15,714	15,714	15,714
80	20	4,190	108,359	4,190	108,359	352,365	352,365	453,310	453,310	24,172	24,172	24,172	24,172
85	25	0	90,201	0	90,201	0	482,770	0	583,716	0	40,263	0	40,263
90	30	0	84,707	0	84,707	0	482,770	0	583,716	N/A	N/A	N/A	N/A
95	35	0	78,296	0	78,296	0	482,770	0	583,716	N/A	N/A	N/A	N/A

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a policy would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Variable deferred annuity

Accumulator® EliteSM

$100,000 Single contribution and no withdrawals

Male, issue age 60

Benefits:

Greater of 6 1/2% Roll-up or Annual Ratchet to age 85 Guaranteed minimum death benefit

Earnings enhancement benefit

Guaranteed minimum income benefit

						Greater of 6.5% Roll up to age 85 or the Annual Ratchet to age 85 Guaranteed		Total Death Benefit with the Earnings enhancement benefit		Lifetime Annual Guaranteed Minimum Income Benefit
Age	Contract Year	Account Value		Cash Value		Minimum Death Benefit				Guaranteed Income		Hypothetical Income
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
60	0	100,000	100,000	92,000	92,000	100,000	100,000	100,000	100,000	N/A	N/A	N/A	N/A
61	1	95,355	101,334	87,355	93,334	106,500	106,500	109,100	109,100	N/A	N/A	N/A	N/A
62	2	90,736	102,598	83,736	95,598	113,423	113,423	118,792	118,792	N/A	N/A	N/A	N/A
63	3	86,135	103,782	80,135	97,782	120,795	120,795	129,113	129,113	N/A	N/A	N/A	N/A
64	4	81,543	104,877	76,543	99,877	128,647	128,647	140,105	140,105	N/A	N/A	N/A	N/A
65	5	76,953	105,871	76,953	105,871	137,009	137,009	151,812	151,812	N/A	N/A	N/A	N/A
66	6	72,355	106,753	72,355	106,753	145,914	145,914	164,280	164,280	N/A	N/A	N/A	N/A
67	7	67,741	107,510	67,741	107,510	155,399	155,399	177,558	177,558	N/A	N/A	N/A	N/A
68	8	63,101	108,128	63,101	108,128	165,500	165,500	191,699	191,699	N/A	N/A	N/A	N/A
69	9	58,425	108,593	58,425	108,593	176,257	176,257	206,760	206,760	N/A	N/A	N/A	N/A
70	10	53,703	108,889	53,703	108,889	187,714	187,714	222,799	222,799	10,287	10,287	10,287	10,287
75	15	28,907	107,186	28,907	107,186	257,184	257,184	320,058	320,058	15,714	15,714	15,714	15,714
80	20	1,142	98,072	1,142	98,072	352,365	352,365	453,310	453,310	24,172	24,172	24,172	24,172
85	25	0	77,712	0	77,712	0	482,770	0	583,716	0	40,263	0	40,263
90	30	0	69,736	0	69,736	0	482,770	0	583,716	N/A	N/A	N/A	N/A
95	35	0	60,473	0	60,473	0	482,770	0	583,716	N/A	N/A	N/A	N/A

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a policy would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Variable deferred annuity

Accumulator® SelectSM

$100,000 Single contribution and no withdrawals

Male, issue age 60

Benefits:

Greater of 6 1/2% Roll-up to age 85 or Annual Ratchet to age 85 Guaranteed minimum death benefit

Earnings enhancement benefit

Guaranteed minimum income benefit

						Greater of 6.5% Roll up to age 85 or the Annual Ratchet to age 85 Guaranteed		Total Death Benefit with the Earnings enhancement benefit		Lifetime Annual Guaranteed Minimum Income Benefit
Age	Contract Year	Account Value		Cash Value		Minimum Death Benefit				Guaranteed Income		Hypothetical Income
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
60	0	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	N/A	N/A	N/A	N/A
61	1	95,305	101,284	95,305	101,284	106,500	106,500	109,100	109,100	N/A	N/A	N/A	N/A
62	2	90,640	102,496	90,640	102,496	113,423	113,423	118,792	118,792	N/A	N/A	N/A	N/A
63	3	85,997	103,626	85,997	103,626	120,795	120,795	129,113	129,113	N/A	N/A	N/A	N/A
64	4	81,366	104,665	81,366	104,665	128,647	128,647	140,105	140,105	N/A	N/A	N/A	N/A
65	5	76,741	105,600	76,741	105,600	137,009	137,009	151,812	151,812	N/A	N/A	N/A	N/A
66	6	72,111	106,421	72,111	106,421	145,914	145,914	164,280	164,280	N/A	N/A	N/A	N/A
67	7	67,468	107,115	67,468	107,115	155,399	155,399	177,558	177,558	N/A	N/A	N/A	N/A
68	8	62,802	107,668	62,802	107,668	165,500	165,500	191,699	191,699	N/A	N/A	N/A	N/A
69	9	58,104	108,065	58,104	108,065	176,257	176,257	206,760	206,760	N/A	N/A	N/A	N/A
70	10	53,363	108,291	53,363	108,291	187,714	187,714	222,799	222,799	10,287	10,287	10,287	10,287
75	15	28,511	106,206	28,511	106,206	257,184	257,184	320,058	320,058	15,714	15,714	15,714	15,714
80	20	761	96,661	761	96,661	352,365	352,365	453,310	453,310	24,172	24,172	24,172	24,172
85	25	0	75,836	0	75,836	0	482,770	0	583,716	0	40,263	0	40,263
90	30	0	67,364	0	67,364	0	482,770	0	583,716	N/A	N/A	N/A	N/A
95	35	0	57,549	0	57,549	0	482,770	0	583,716	N/A	N/A	N/A	N/A

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a policy would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Appendix: Earnings enhancement benefit example

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

		No withdrawal	$3,000 withdrawal	$6,000 withdrawal
A	Initial contribution	100,000	100,000	100,000
B	Death benefit: prior to withdrawal.(1)	104,000	104,000	104,000
C	Earnings enhancement benefit earnings: death benefit less net contributions (prior to the withdrawal in D). B minus A.	4,000	4,000	4,000
D	Withdrawal	0	3,000	6,000
E	Excess of the withdrawal over the Earnings enhancement benefit earnings greater of D minus C or zero	0	0	2,000
F	Net contributions (adjusted for the withdrawal in D) A minus E	100,000	100,000	98,000
G	Death benefit (adjusted for the withdrawal in D) B minus D	104,000	101,000	98,000
H	Death benefit less net contributions G minus F	4,000	1,000	0
I	Earnings enhancement benefit factor	40%	40%	40%
J	Earnings enhancement benefit H times I	1,600	400	0
K	Death benefit: including the Earnings enhancement benefit G plus J	105,600	101,400	98,000
(1)	The death benefit is the greater of the account value or any applicable death benefit.

Appendix: State contract availability and/or variations of certain features and benefits

Certain information is provided for historical purpose only. The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

The following information is a summary of the states where the Accumulator® Series contracts or certain features and/or benefits are either not available in the contracts or vary from the respective contract’s features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix “Contract variations” for information about the availability of certain features under your contract.

States where certain Accumulator® Series contracts’ features and/or benefits are not available or vary:

State	Features and benefits	Availability or variation
California	See “Purchasing the Contract”—‘‘Your right to cancel within a certain number of days’’

If you reside in the state of California and you are age 60 and older at the time the contract is issued, you may return your variable annuity contract within 30 days from the date that you receive it and receive a refund as described below.

If you allocate your entire initial contribution to the EQ/Money Market option (and/or guaranteed interest option, if available), the amount of your refund will be equal to your contribution, unless you make a transfer, in which case the amount of your refund will be equal to your account value on the date we receive your request to cancel at our processing office. This amount could be less than your initial contribution. If the Principal guarantee benefit or Guaranteed withdrawal benefit for life is elected, the investment allocation during the 30 day free look period is limited to the guaranteed interest option. If you allocate any portion of your initial contribution to the variable investment options (other than the EQ/Money Market option) and/or fixed maturity options, your refund will be equal to your account value on the date we receive your request to cancel at our processing office.

Florida	See “Purchasing the Contract” in ‘‘Credits’’ (For Accumulator® PlusSM contracts only)	The following information replaces the second bullet of the final set of bullets in this section:

•   You may annuitize your contract after thirteen months, however, if you elect to receive annuity payments within five years of the contract date, we will recover the credit that applies to any contribution made in that five years. If you start receiving annuity payments after five years from the contract date and within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years.

State	Features and benefits	Availability or variation
Florida (continued)	See ‘‘Your right to cancel within a certain number of days’’ in “Purchasing the Contract”	If you reside in the state of Florida and you are age 65 or older at the time the contract is issued, you may cancel your variable annuity contract and return it to us within 21 days from the date that you receive it. You will receive an unconditional refund equal to the cash surrender value provided in the annuity contract, plus any fees or charges deducted from the contributions or imposed under the contract.

If you reside in the state of Florida and you are age 64 or younger at the time the contract is issued, you may cancel your variable annuity contract and return it to us within 14 days from the date that you receive it. You will receive an unconditional refund equal to your contributions, including any contract fees or charges.

	See ‘‘Withdrawal charge’’ in ‘‘Charges and expenses’’	If you are age 65 and older at the time your contract is issued, the applicable withdrawal charge will not exceed 10% of the amount withdrawn. In addition, no charge will apply after the end of the 10th contract year or 10 years after a contribution is made, whichever is later.
Illinois	See ‘‘Credits’’ in “Purchasing the Contract” (For Accumulator® PlusSM contracts only)	The following information replaces the second bullet of the final set of bullets in this section:

•   You may annuitize your contract after twelve months, however, if you elect to receive annuity payments within five years of the contract date, we will recover the credit that applies to any contribution made in the first five years. If you start receiving annuity payments after five years from the contract date and within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years.

	See ‘‘Loans under Rollover TSA contracts’’ in ‘‘Accessing your money’’	Your loan interest rate will not exceed 8% (or any lower maximum rate that may become required by Illinois or federal law).

	See ‘‘Selecting an annuity payout option’’ under ‘‘Your annuity payout options’’ in ‘‘Accessing your money’’	The following sentence replaces the first sentence of the second paragraph in this section:

You can choose the date annuity payments begin but it may not be earlier than twelve months from the Accumulator® Series contract date.
Massachusetts	Annual administrative charge	The annual administrative charge will not be deducted from amounts allocated to the Guaranteed interest option.

	See ‘‘Disability, terminal illness or confinement to nursing home’’ under ‘‘Withdrawal charge’’ in ‘‘Charges and expenses’’ (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts only)	This section is deleted in its entirety.

State	Features and benefits	Availability or variation
Mississippi (Applicable under Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts only)	Automatic Investment Program	Not Available

	QP (defined contribution and defined benefit) contracts	Not Available

	See ‘‘How you can contribute to your contract’’ in “Purchasing the Contract” and Appendix “Rules regarding contributions to your contract”	Additional contributions can only be made within the first year after the contract issue date. The 150% limit does not apply.

The following information applies to Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts sold in New Jersey from May 29, 2007 to September 10, 2007 and Accumulator® SelectSM contracts sold in New Jersey from August 6, 2007 to September 10, 2007:

New Jersey	‘‘Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit’’

All references to this feature are deleted in their entirety.

You have the choice of the following guaranteed minimum death benefits: the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85; the Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85; the Annual Ratchet to age 85; the Standard death benefit; the GWBL Standard death benefit; or the GWBL Enhanced death benefit.

	See ‘‘Guaranteed minimum death benefit charge’’ in ‘‘Fee table’’	The charge for the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 is 0.60% The charge for the Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 is 0.60%

	See ‘‘Guaranteed minimum death benefit charge’’ and ‘‘Guaranteed minimum income benefit charge’’ in ‘‘Fee table’’	Footnote (5) (and all related text) is deleted in its entirety. We do not reserve the right to increase your charge if you reset your Greater of 6% to age 85 or Annual Ratchet to age 85 enhanced death benefit and Guaranteed minimum income benefit Roll-Up benefit base.
	See ‘‘Guaranteed minimum income benefit and the Roll-Up benefit base reset’’ in “Benefits available under the contract”	All references to resetting your Roll-Up benefit base on each contract date anniversary are deleted in their entirety here and throughout the Prospectus. Instead, if you elect the Guaranteed minimum income benefit alone or together with the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, you will be eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value as of the 5th or later contract date anniversary. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset for five years.

The Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base is not available in combination with the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit.

State	Features and benefits	Availability or variation

New Jersey (continued)	See ‘‘Guaranteed minimum income benefit’’ in “Benefits available under the contract”	The table showing the maximum periods certain available under the life with a period certain payout option is deleted in its entirety and replaced with the following:

Level payments
Owner’s age at exercise	Period certain years
	IRAs	NQ
75 and younger	10	10
76	9	10
77	8	10
78	7	10
79	7	10
80	7	10
81	7	9
82	7	8
83	7	7
84	6	6
85	5	5

See ‘‘Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85’’ under ‘‘Guaranteed minimum death benefit charge’’ in ‘‘Charges and expenses’’

The second sentence of the first paragraph and the entire second paragraph are deleted in their entirety and replaced with the following:

The charge is equal to 0.60% of the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

	See ‘‘Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85’’ under ‘‘Guaranteed minimum death benefit charge’’ in ‘‘Charges and expenses’’	The second sentence is deleted in its entirety and replaced with the following:

The charge is equal to 0.60% of the Greater of the 3% Roll-up to age 85 or the Annual Ratchet to age 85 benefit base.

	See ‘‘Guaranteed minimum income benefit charge’’ in ‘‘Charges and expenses’’	The third paragraph is deleted in its entirety.
Pennsylvania	Contributions	Your contract refers to contributions as premiums.

	Special dollar cost averaging program (for Accumulator® and Accumulator® EliteSM contracts only)	In Pennsylvania, we refer to this program as ‘‘enhanced rate dollar cost averaging.’’

	See ‘‘Disability, terminal illness, or confinement to nursing home’’ under ‘‘Withdrawal charge’’ in ‘‘Charges and expenses’’ (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts only)	Item (iii) under this section is deleted in its entirety.
	Required disclosure for Pennsylvania customers	Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

State	Features and benefits	Availability or variation
Puerto Rico	Beneficiary continuation option (IRA)	Not Available

	IRA, Roth IRA, Inherited IRA, Rollover TSA and QP (Defined Benefit) contracts	Not Available

	See ‘‘How you can contribute to your contract’’ in “Purchasing the Contract” and “Rules regarding contributions to your contract” (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts only)	Specific requirements for purchasing QP contracts in Puerto Rico are outlined below in ‘‘Purchase considerations for QP (Defined Contribution) contracts in Puerto Rico’’.

	See ‘‘Exercise rules’’ under ‘‘How you can contribute to your contract’’ in “Purchasing the Contract” (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts only)	Exercise restrictions for the GMIB on a Puerto Rico QPDC contract are described below, under ‘‘Purchase considerations for QP (Defined Contribution) contracts in Puerto Rico’’, and in your contract.

	See ‘‘Transfers of ownership, collateral assignments, loans and borrowing’’ in ‘‘More information’’ (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts only)	Transfers of ownership of QP contracts are governed by Puerto Rico law. Please consult your tax, legal or plan advisor if you intend to transfer ownership of your contract.

‘‘Purchase considerations for QP (Defined Contribution) contracts in Puerto Rico’’ — this section replaces Appendix “Purchase considerations for QP contracts”. (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts only)

Purchase considerations for QP (Defined Contribution) contracts in Puerto Rico:

Trustees who are considering the purchase of an Accumulator® Series QP contract in Puerto Rico should discuss with their tax, legal and plan advisors whether this is an appropriate investment vehicle for the employer’s plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of Puerto Rico income tax rules. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted.

Limits on Contract Ownership:

•   The QP contract is offered only as a funding vehicle to qualified plan trusts of single participant defined contribution plans that are tax-qualified under Puerto Rico law, not United States law. The contract is not available to US qualified plans or to defined benefit plans qualifying under Puerto Rico law.

• The QP contract owner is the qualified plan trust. The annuitant under the contract is the self-employed Puerto Rico resident, who is the sole plan participant.

•   This product should not be purchased if the self-employed individual anticipates having additional employees become eligible for the plan. We will not allow additional contracts to be issued for participants other than the original business owner.

State	Features and benefits	Availability or variation
Puerto Rico (continued)

•   If the business that sponsors the plan adds another employee, no further contributions may be made to the contract. If the employer moves the funds to another funding vehicle that can accommodate more than one employee, this move could result in withdrawal charges, if applicable, and the loss of guaranteed benefits in the contract.

Limits on Contributions:
• All contributions must be direct transfers from other investments within an existing qualified plan trust.

• Employer payroll contributions are not accepted.

• Only one additional transfer contribution may be made per contract year.

• Checks written on accounts held in the name of the employer instead of the plan or the trustee will not be accepted.

• As mentioned above, if a new employee becomes eligible for the plan, the trustee will not be permitted to make any further contributions to the contract established for the original business owner.

Limits on Payments:
• Loans are not available under the contract.

• All payments are made to the plan trust as owner, even though the plan participant/annuitant is the ultimate recipient of the benefit payment.

• The Company does no tax reporting or withholding of any kind. The plan administrator or trustee will be solely responsible for performing or providing for all such services.

•   The Company does not offer contracts that qualify as IRAs under Puerto Rico law. The plan trust will exercise the GMIB and must continue to hold the supplementary contract for the duration of the GMIB payments.

Plan Termination:

•   If the plan participant terminates the business, and as a result wishes to terminate the plan, the trust would have to be kept in existence to receive payments. This could create expenses for the plan.

State	Features and benefits	Availability or variation
Puerto Rico (continued)

•   If the plan participant terminates the plan and the trust is dissolved, or if the plan trustee (which may or may not be the same as the plan participant) is unwilling to accept payment to the plan trust for any reason, the Company would have to change the contract from a Puerto Rico QP to NQ in order to make payments to the individual as the new owner. Depending on when this occurs, it could be a taxable distribution from the plan, with a potential tax of the entire account value of the contract. Puerto Rico income tax withholding and reporting by the plan trustee could apply to the distribution transaction.

•   If the plan trust is receiving GMIB payments and the trust is subsequently terminated, transforming the contract into an individually owned NQ contract, the trustee would be responsible for the applicable Puerto Rico income tax withholding and reporting on the present value of the remaining annuity payment stream.

• The Company is a U.S. insurance company, therefore distributions under the NQ contract could be subject to United States taxation and withholding on a ‘‘taxable amount not determined’’ basis.

Tax information — special rules for NQ contracts

Income from NQ contracts we issue is U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

We require owners or beneficiaries of annuity contracts in Puerto Rico which are not individuals to document their status to avoid 30% FATCA withholding from U.S.-source income.

Texas	See ‘‘Annual administrative charge’’ in ‘‘Charges and expenses’’	The annual administrative charge will not be deducted from amounts allocated to the Guaranteed interest option.

State	Features and benefits	Availability or variation
Washington	Guaranteed interest option	Not Available

	Investment simplifier — Fixed-dollar option and Interest sweep option	Not Available

	Fixed maturity options	Not Available

	Earnings enhancement benefit	Not Available

	Special dollar cost averaging program (for Accumulator® and Accumulator® EliteSM contracts only)	• Available only at issue

• Subsequent contributions cannot be used to elect new programs. You may make subsequent contributions to the initial programs while they are still running.

	‘‘Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit’’; ‘‘Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit’’; and ‘‘GWBL Enhanced death benefit’’	All references to these features are deleted in their entirety. You have the choice of the following guaranteed minimum death benefits: the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit; the Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit; the Annual Ratchet to age 85; the Standard death benefit; or the GWBL Standard death benefit.

	See ‘‘Guaranteed minimum death benefit charge’’ in ‘‘Fee table’’ and in ‘‘Charges and expenses’’	The charge for the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 is 0.65% and cannot be increased.

	See ‘‘How you can contribute to your contract’’ in “Purchasing the Contract”	• For contracts with GWBL, the $1,500,000 contribution limit applies for all issue ages.
• The second sentence of the third paragraph is deleted. The paragraph now reads: ‘‘We limit aggregate contributions made after the first contract year to 150% of first-year contributions.’’
See ‘‘Guaranteed minimum death benefit and Guaranteed minimum income benefit base’’ in “Benefits available under the contract”

•   If you elect the 6 1/2% (or 6%, as applicable) Guaranteed minimum income benefit with the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator® PlusSM and Accumulator® SelectSM contracts but excluding all other amounts allocated to the EQ/Money Market variable investment option) and the account for special dollar cost averaging (under Accumulator® and Accumulator® EliteSM contracts only) will roll up at an annual rate of 6 1/2% (or 6%, as applicable) for the Guaranteed minimum income benefit base and 4% for the 4% Roll-Up to age 85 benefit base.

State	Features and benefits	Availability or variation
Washington (continued)

•   If you elect the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, without a Guaranteed minimum income benefit, the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator® PlusSM and Accumulator® SelectSM contracts but excluding all other amounts allocated to the EQ/Money Market variable investment option) and the account for special dollar cost averaging (under Accumulator® and Accumulator® EliteSM contracts only) will roll up at an annual rate of 4% for the 4% Roll-Up to age 85 benefit base.

	See ‘‘Guaranteed minimum income benefit and the Roll-Up benefit base reset’’ in “Benefits available under the contract”	Your ‘‘Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit’’ benefit base will reset only if your account value is greater than your Guaranteed minimum income benefit Roll-Up benefit base.

	See ‘‘How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit’’ in ‘‘Accessing your money’’	The first sentence of the third paragraph is replaced with the following:

•   With respect to the 6 1/2% (or 6%, as applicable) Guaranteed minimum income benefit, withdrawals (including any applicable withdrawal charges) will reduce the 6 1/2% (or 6%, as applicable) Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of the withdrawals in a contract year is 6 1/2% (or 6%, as applicable) or less of the 6 1/2% (or 6%, as applicable) Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later.

•   With respect to the Guaranteed minimum income benefit and the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, if elected in combination, withdrawals (including any applicable withdrawal charges) will reduce each of the benefits’ Roll-Up to age 85 benefit base on a dollar- for-dollar basis, as long as the sum of the withdrawals in a contract year is 6 1/2% (or 6%, as applicable) or less of the Guaranteed minimum income benefit’s Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later.

•   With respect to the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, if elected without the Guaranteed minimum income benefit, withdrawals (including any applicable withdrawal charges) will reduce the 4% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of the withdrawals in a contract year is 6% or less of the 4% Roll-Up to age 85 benefit base on the contract issue date or the most recent contract date anniversary, if later.

State	Features and benefits	Availability or variation
Washington (continued)

•   With respect to the Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges) will reduce the 3% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of the withdrawals in a contract year is 3% or less of the 3% Roll-Up to age 85 enhanced death benefit base on the contract issue date or the most recent contract date anniversary, if later.

	See ‘‘Guaranteed minimum death benefit’’ in "Benefits available under the contract"	You have a choice of the standard death benefit, the Annual Ratchet to age 85 enhanced death benefit, the Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, or the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit.

	See ‘‘GWBL Guaranteed minimum death benefit’’ under ‘‘Guaranteed withdrawal benefit for life (‘‘GWBL’’)’’ in "Benefits available under the contract"	Only the GWBL Standard death benefit is available.

	See ‘‘Annual administrative charge’’ in ‘‘Charges and expenses’’	The second paragraph of this section is replaced with the following: The annual administrative charge will be deducted from the value in the variable investment options on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of that charge for the year.

	See ‘‘10% free withdrawal amount’’ under ‘‘Withdrawal charge’’ in ‘‘Charges and expenses’’ (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts only)	The 10% free withdrawal amount applies to full surrenders.

	See ‘‘Certain withdrawals’’ under ‘‘Withdrawal charge’’ in ‘‘Charges and expenses’’ (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts only)	If you elect the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit without a Guaranteed minimum income benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6% of the beginning of contract year 4% Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount.
	See ‘‘Withdrawal charge’’ in ‘‘Charges and expenses’’ under ‘‘Disability, terminal illness, or confinement to nursing home’’ (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts only)	The owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration or a statement from an independent U.S. licensed physician stating that the owner (or older joint owner, if applicable) meets the definition of total disability for at least 6 continuous months prior to the notice of claim. Such disability must be re-certified every 12 months.

Appendix: Contract variations

The contracts described in this Prospectus are no longer being sold. You should note that your contract’s options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date indicated below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the ‘‘Approximate Time Period’’ below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix "State contract availability and/or variations of certain features and benefits". For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

Approximate time Period	Feature/benefit	variation
May 2007-February 2008 (through March 2008 in Nevada)	Guaranteed withdrawal benefit for life - 5% deferral bonus	At no additional charge, during the first ten contract years, in each year you have not taken a withdrawal, we will increase your GWBL benefit base by an amount equal to 5% of your total contributions. If the Annual Ratchet (as discussed immediately above) occurs on any contract date anniversary, for the next and subsequent contract years, the bonus will be 5% of the most recent ratcheted GWBL benefit base plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 5% deferral bonus will be calculated using the reset GWBL benefit base plus any applicable contributions. The deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year. On any contract date anniversary on which you are eligible for a bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 5% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 5% deferral bonus will still apply.

	200% Initial GWBL benefit base guarantee	Not available

	Guaranteed annual withdrawal amount	The Applicable percentages for the Guaranteed annual withdrawal amount are as follows:

Age	Applicable percentage
45-64	4.0%
65-74	5.0%
75-84	6.0%
85 and older	7.0%

Guaranteed withdrawal benefit for life benefit charge	If you elect the Single Life option, the charge is equal to 0.60%. If you elect the Joint Life option, the charge is equal to 0.75%.

The maximum charge for the Single Life option is 0.75%.

The maximum charge for the Joint Life option is 0.90%

Approximate time Period	Feature/benefit	Variation
	How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit	Your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a dollar-for-dollar basis by any withdrawal up to the Guaranteed annual withdrawal amount. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a pro rata basis. If the reduced GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.

	Maximum payment plan	The amount of the withdrawal will increase following any Annual Ratchet or 5% deferral bonus.

	Customized payment plan	The amount of the withdrawal will not be increased following any Annual Ratchet or 5% deferral bonus. You must elect to change the scheduled payment amount.

	Annuity maturity date	The minimum death benefit will be reduced dollar-for-dollar by each payment.

Appendix: Tax-sheltered annuity contracts (TSAs)

We no longer accept contributions to the contracts. Please see “How you can contribute to your contract” under “Purchasing the Contract” for more information.

General; Final Regulations under Section 403(b)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as ‘‘403(b) annuity contracts’’ or ‘‘Tax Sheltered Annuity’’ contracts (‘‘TSAs’’). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code (‘‘2007 Regulations’’). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual’s employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner’s employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

Employer plan requirement.  The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

Limitations on individual-initiated direct transfers.  The 2007 Regulations revoke Revenue Ruling 90-24 (‘‘Rev. Rul. 90-24’’), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.

Contributions to the Accumulator® Series TSA contracts

We no longer accept contributions to TSA contracts. Contributions to an Accumulator® Series TSA contract had been extremely limited. The Company had permitted contributions to be made to an Accumulator® Series TSA contract only where the Company is an ‘‘approved vendor’’ under an employer’s 403(b) plan. That is, some or all of the participants in the employer’s 403(b) plan are currently contributing to a non-Accumulator 403(b) annuity contract issued by us. The Company and the employer must have agreed to share information with respect to the Accumulator® Series TSA contract and other funding vehicles under the plan.

The Company did not accept employer-remitted contributions. The Company did not accept contributions of after-tax funds, including designated Roth contributions, to the Accumulator® Series TSA contracts. We had accepted contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Previously, contributions must have been made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.

Distributions from TSAs

General.  Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between the Company and the employer sponsoring the plan.

Withdrawal restrictions.  The Company treats all amounts under an Accumulator® Series Rollover TSA contract as not eligible for withdrawal until:

•	the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

•	the owner dies; or

•	the plan under which the Accumulator® Series TSA contract is purchased is terminated.

Tax treatment of distributions.  Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under ‘‘Tax withholding and information reporting’’ in the ‘‘Tax Information’’ section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since the Company does not accept after-tax funds to an Accumulator® Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

Distributions before annuity payments begin.  On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

Annuity payments.  Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under ‘‘Guaranteed withdrawal benefit for life (‘‘GWBL’’)’’ in the “Purchasing the Contract” in this Prospectus. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary’s) final tax return.

Payments to a beneficiary after your death.  Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover.

Effect of 2007 Regulations on loans from TSAs

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between the Company and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

(1)	the greater of $10,000 or 50% of the participant’s nonforfeitable accrued benefits; and

(2)	$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

•

In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant’s primary residence. Accumulator® Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant’s primary residence.

•

All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

•	the loan does not qualify under the conditions above;

•	the participant fails to repay the interest or principal when due; or

•	in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default has been reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

Tax-deferred rollovers and funding vehicle transfers. You may roll over an ‘‘eligible rollover distribution’’ from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. An Accumulator® Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.

Required minimum distributions

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the ‘‘Tax Information’’ section of the Prospectus with these differences:

When you have to take the first required minimum distribution. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 72 (or age 70 1/2 if applicable). You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 72 (or age 70 1/2 if applicable), as follows:

•

For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 72 (or age 70 1/2 if applicable), the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

•

403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 72 (or age 70 1/2 if applicable). We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator® Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer’s plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator® Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.

Spousal consent rules

Your employer told us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2 . This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

•	on or after your death; or

•	because you are disabled (special federal income tax definition); or

•	to pay for certain extraordinary medical expenses (special federal income tax definition); or

•	under legislation enacted at the end of 2019, distributions made in connection with the birth or adoption of a child as specified in the Code; or

•	in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

•

in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age). We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life’s Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

Appendix: Rules regarding contributions to your contract

Any discussion of contributions relates only to additional contributions as we no longer offer this contract to new purchasers.
With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i)
QP contracts; and (ii) all contracts, except TSA contracts, issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.
Contract Type	NQ
Issue Ages	• 0-85 (Accumulator®, Accumulator® EliteSM & Accumulator® SelectSM) • 0-80 (Accumulator® PlusSM)
Minimum additional contribution amount	• $500 • $100 monthly and $300 quarterly under our automatic investment program (additional)
Source of contributions	• After-tax money. • Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
Limitations on contributions(1)

•   No additional contributions may be made after attainment of age 86, or if later, the first contract date anniversary. (Accumulator®, Accumulator® EliteSM & Accumulator® SelectSM)

•   No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator® PlusSM)

Contract Type	Rollover IRA
Issue Ages	• 20-85 (Accumulator®, Accumulator® EliteSM & Accumulator® SelectSM) • 20-80 (Accumulator® PlusSM )
Minimum additional contribution amount	• $50 • $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
Source of contributions

•   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer 457(b) plans.

•   Rollovers from another traditional individual retirement arrangement.

•   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.

•   Regular IRA contributions.

•   Additional catch-up contributions.

Limitations on contributions(1)

•   No additional contributions may be made after attainment of age 86, or, if later, the first contract date anniversary. (Accumulator®, Accumulator® EliteSM & Accumulator® SelectSM)

•   No additional contributions after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator® PlusSM)

•   Contributions made after lifetime required minimum distributions must start must be net of any required minimum distributions.

•   Although we accept regular IRA contributions (limited to $6,000) under Rollover IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

•   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

(1)

Additional contributions may not be permitted under certain conditions in your state. Please see Appendix "State contract availability and/or variations of certain features and benefits" to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

Contract Type	Roth Conversion IRA
Issue Ages	• 20-85 (Accumulator®, Accumulator® EliteSM & Accumulator® SelectSM) • 20-80 (Accumulator® PlusSM)
Minimum additional contribution amount	• $50 • $100 monthly and $300 quarterly under our automatic investment program (additional) (subject to tax maximums)
Source of contributions

•  Rollovers from another Roth IRA.

•  Rollovers from a “designated Roth contribution account” under specified retirement plans.

•  Conversion rollovers from a traditional IRA or other eligible retirement plan.

•  Direct transfers from another Roth IRA.

•  Regular Roth IRA contributions.

•  Additional catch-up contributions.

Limitations on contributions(1)

•  No additional contributions may be made after attainment of age 86, or, if later, the first contract date anniversary. (Accumulator®, Accumulator® EliteSM & Accumulator® SelectSM)

•  No additional contributions may be made after attainment of age 81 or, if later, the first contract date anniversary. (Accumulator® PlusSM)

•  Conversion rollovers after lifetime required minimum distributions must start from the traditional IRA or other eligible retirement plan which is the source of the conversion rollover must be net of any required minimum distributions.

•  Although we accept Roth IRA contributions (limited to $6,000) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

•  Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

Contract Type	Inherited IRA Beneficiary continuation contract (traditional IRA or Roth IRA)(2)
Issue Ages	• 0-70 (Accumulator®, Accumulator® EliteSM & Accumulator® SelectSM)
Minimum additional contribution amount	• $1,000
Source of contributions

•  Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner’s traditional individual retirement arrangement or Roth IRA to an IRA of the same type.

•  Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified circumstances from these “Applicable Plans”: qualified plans, 403(b) plans and governmental employer 457(b) plans.

Limitations on contributions(1)

•  No additional contributions after the first contract year.

•  Any additional contributions must be from the same type of IRA of the same deceased owner.

•  No additional contributions are permitted to Inherited IRA contracts issued as a non-spousal beneficiary direct rollover from an Applicable Plan.

Contract Type	QP
Issue Ages	• 20-75 (Accumulator® & Accumulator® EliteSM) • 20-70 (Accumulator® PlusSM)
Minimum additional contribution amount	• $500
Source of contributions

•  Only transfer contributions from other investments within an existing qualified plan trust.

•  The plan must be qualified under Section 401(a) of the Internal Revenue Code.

•  For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.

Limitations on contributions(1)

•  A separate QP contract must be established for each plan participant.

•  We do not accept regular on-going payroll contributions or contributions directly from the employer.

•  Only one additional transfer contribution may be made during a contract year.

•  No additional transfer contributions after the annuitant’s attainment of age 76 (age 71 under Accumulator® PlusSM contracts) or if later, the first contract date anniversary.

•  Contributions made after lifetime required minimum distributions must start must be net of any required minimum distributions.

See Appendix "Purchase considerations for QP contracts" for a discussion of purchase considerations of QP contracts.
(1)

Additional contributions may not be permitted under certain conditions in your state. Please see Appendix "State contract availability and/or variations of certain features and benefits" to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

(2)

Legislation enacted at the end of 2019 has changed key aspects of Inherited IRA contracts. We anticipate making changes in 2020 to our Inherited IRA contracts to reflect these legislative changes. We also may consider limiting the availability of Inherited IRA contracts to new purchasers pending the issuance of further guidance.

Contract Type	Flexible Premium IRA (Accumulator® contracts only)
Issue Ages	• 20-70
Minimum additional contribution amount	• $50 • $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
Source of contributions

•  Regular traditional IRA contributions.

•  Additional catch-up contributions.

•  Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer 457(b) plans.

•  Rollovers from another traditional individual retirement arrangement.

•  Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.

Limitations on contributions(1)

•  Regular contributions may not exceed $6,000.

•  Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

•  Although we accept rollover and direct transfer contributions under the Flexible Premium IRA contract, we intend that the contract be used for ongoing regular contributions.

•  No additional contributions may be made after attainment of age 86.

•  Additional contributions made after lifetime required minimum distributions must start must be net of required minimum distributions.

Contract Type	Flexible Premium Roth IRA
Issue Ages	• 20-85 (Accumulator®)
Minimum additional contribution amount	• $50 • $50 monthly or quarterly under our automatic investment program (additional) (subject to tax maximums)
Source of contributions

•  Regular Roth IRA contributions.

•  Additional catch-up contributions.

•  Rollovers from another Roth IRA.

•  Rollovers from a ‘‘designated Roth contribution account’’ under specified retirement plans.

•  Conversion rollovers from a traditional IRA or other eligible retirement plan.

•  Direct transfers from another Roth IRA.

Limitations on contributions(1)

•  No additional contributions may be made after attainment of age 86, or, if later, the first contract date anniversary.

•  Contributions are subject to income limits and other tax rules.

•  Regular Roth IRA contributions may not exceed $6,000.

•  Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

•  Although we accept rollover and direct transfer contributions under the Flexible Premium Roth IRA contract, we intend that the contract be used for ongoing regular Roth IRA contributions.

(1)

Additional contributions may not be permitted under certain conditions in your state. Please see Appendix "State contract availability and/or variations of certain features and benefits" to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See “Tax information” for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see “Dates and prices at which contract events occur” in “More information”. Please review your contract for information on contribution limitations.

Appendix: Guaranteed benefit lump sum payment option hypothetical illustrations

Example 1*. GMIB

Assume the contract owner is a 75 year old male who elected the GMIB at contract issue. Further assume the GMIB benefit base is $100,000 and the account value fell to zero, either due to a withdrawal that was not an Excess withdrawal or due to a deduction of charges. If the no lapse guarantee remains in effect, the contract owner would receive one the following:

If the type of Annuity is1:	Then the annual payment amount would be:
A single life annuity	$7,764.13
A single life annuity with a maximum 10-year period certain	$6,406.96
A joint life annuity	$5,675.19
A joint life annuity with a maximum 10-year period certain	$5,561.69
1	These are the only annuity payout options available under the GMIB. Not all annuity payout options are available in all contract series.

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

If the percentage of computed contract reserve is:	Then the Guaranteed Benefit Lump Sum Payment Amount would be:
50%	$35,397.46
60%	$42,476.95
70%	$49,556.45
80%	$56,635.94
90%	$63,715.43

Example 2*. GWBL — with no guaranteed minimum or enhanced death benefit

Assume the contract owner is a 75 year old male who elected the GWBL at contract issue. Also assume the contract has no guaranteed minimum or enhanced death benefit. Further assume the GWBL benefit base is $100,000 and the account value fell to zero, either due to a withdrawal that was not an Excess withdrawal or due to a deduction of charges. The contract owner would receive one the following:

If the Applicable percentage is:	Then the Guaranteed annual withdrawal amount (GAWA) would be:
4.0%	$4,000.00
5.0%	$5,000.00
6.0%	$6,000.00

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

If the percentage of computed contract reserve is:	And the GAWA is $4,000: Then the Guaranteed Benefit Lump Sum Payment Amount would be:	And the GAWA is $5,000: Then the Guaranteed Benefit Lump Sum Payment Amount would be:	And the GAWA is $6,000: Then the Guaranteed Benefit Lump Sum Payment Amount would be:
50%	$19,025.75	$23,782.19	$28,538.63
60%	$22,830.90	$28,538.63	$34,246.36
70%	$26,636.05	$33,295.07	$39,954.08
80%	$30,441.20	$38,051.51	$45,661.81
90%	$34,246.36	$42,807.94	$51,369.53

Example 3*. GWBL — with a guaranteed minimum or enhanced death benefit

Assume the same facts in Example 2 above; except that the contract includes a $100,000 guaranteed minimum or enhanced death benefit at the time the account value fell to zero.

If the Applicable percentage is:	Then the Guaranteed annual withdrawal amount (GAWA) would be:
4.0%	$4,000.00
5.0%	$5,000.00
6.0%	$6,000.00

In the alternative, the contract owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

If the percentage of computed contract reserve is:	And the GAWA is $4,000: Then the Guaranteed Benefit Lump Sum Payment Amount would be:	And the GAWA is $5,000: Then the Guaranteed Benefit Lump Sum Payment Amount would be:	And the GAWA is $6,000: Then the Guaranteed Benefit Lump Sum Payment Amount would be:
50%	$31,602.39	$35,561.38	$39,341.92
60%	$37,922.87	$42,673.65	$47,210.30
70%	$44,243.34	$49,785.93	$55,078.69
80%	$50,563.82	$56,898.20	$62,947.07
90%	$56,884.30	$64,010.48	$70,815.46
*

These examples are hypothetical and are the result of a significant number of actuarial calculations using multiple market scenarios and many years of future projections. Examples 2 and 3 do not reflect GAWA payments made on a joint life basis. GAWA Payments made on a joint life basis would be lower. In addition, Examples 2 and 3 do not reflect reductions for any annual payments under a Customized payment plan or Maximum payment plan made since the account value fell to zero. The results are for illustrative purposes and are not intended to represent your particular situation. Your guaranteed annual payments or Guaranteed Benefit Lump Sum Payment amount may be higher or lower than the amounts shown.

Appendix: New Guaranteed Withdrawal Benefit for Life

The information in this appendix is only applicable to contract holders who received and accepted an offer (the Conversion option) to convert their Guaranteed minimum income benefit into a guaranteed withdrawal benefit for life (New GWBL).

When you elected the Conversion option, we converted your Guaranteed minimum income benefit (the GMIB) into the New GWBL in return for terminating your GMIB and Guaranteed minimum death benefit (the GMDB) and accepting a modified death benefit (the Modified DB). The New GWBL and Modified DB are described below.

New Guaranteed withdrawal benefit for life

The New GWBL guarantees that you can take withdrawals up to a maximum amount per year (your “Guaranteed annual withdrawal amount”) without reducing your New GWBL benefit base. The New GWBL is currently only available to those owners who were eligible for and elected the Guaranteed Minimum Income Benefit to Guaranteed Withdrawal Benefit for Life Conversion Option. You may take withdrawals by electing one of our automated payment plans or by taking partial withdrawals. All withdrawals reduce your account value and may reduce your Modified DB. The restrictions on your choice of variable investment options due to your previous election of the GMIB will continue to apply after you convert to the New GWBL.

Please note:

•

If you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount, those withdrawals may significantly reduce or eliminate the value of the benefit (see “Effect of New GWBL Excess withdrawals” below).

•	If you are using your contract to fund a charitable remainder trust, you will have to take certain distribution amounts. Those distributions may adversely impact the benefit.

For traditional IRA contracts, you may take your lifetime required minimum distributions (“RMDs”) without losing the value of the New GWBL benefit, provided you comply with the conditions described under “Lifetime required minimum distribution withdrawals” in “Effect of New GWBL Excess withdrawals”, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

New GWBL benefit base

Your initial “New GWBL benefit base” is determined as of the Effective Date and will be equal to your GMIB benefit base as of that date.

If you decide to defer taking withdrawals, your New GWBL benefit base will roll up daily (the “GWBL Roll-Up”) at the same annual Roll-Up rate that applied to your GMIB benefit base prior to the Effective Date, until the earlier of the date of your first withdrawal or the contract date anniversary following the owner (or annuitant, depending on your contract) reaching age 85. Once you take your first withdrawal or beginning on the contract date anniversary following age 85, your New GWBL benefit base will no longer roll up.

Your New GWBL benefit base is not reduced by withdrawals, except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount (“New GWBL Excess withdrawal”). See “Effect of New GWBL Excess withdrawals”.

Guaranteed annual withdrawal amount

Your initial Guaranteed annual withdrawal amount is equal to a percentage (the “New GWBL withdrawal percentage”) of your GMIB benefit base on the contract date anniversary prior to your acceptance of the conversion option.

Any withdrawals taken during the contract year in which you convert to the New GWBL but prior to the date your conversion option election becomes effective will count towards your initial Guaranteed annual withdrawal amount. This means that if the sum of those withdrawals exceeds your initial Guaranteed annual withdrawal amount, any withdrawals you take prior to your next contract date anniversary will be New GWBL Excess withdrawals.

In each subsequent contract year, your Guaranteed annual withdrawal amount is recalculated on your contract date anniversary, and is equal to the New GWBL withdrawal percentage of your New GWBL benefit base on that date.

The New GWBL withdrawal percentage that will apply to your contract will be two percentage points higher than the annual Roll-Up rate we currently apply to your GMIB benefit base. If your GMIB annual Roll-Up rate is 6.0%, your New GWBL withdrawal percentage will be 8.0%.

Beginning with the contract year following the year in which you elect the conversion option, the Guaranteed annual withdrawal amount is guaranteed never to decrease for each year in which your account value does not fall to zero and there are no New GWBL Excess withdrawals. We will also recalculate your Guaranteed annual withdrawal amount as of the date of any New GWBL Excess withdrawal, as described in “Effect of New GWBL excess withdrawals”.

Your Guaranteed annual withdrawals are not cumulative from year to year. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year. The minimum withdrawal amount is generally $300.

Withdrawals will be taken pro rata from your investment options. See “How withdrawals are taken from your account value” in the “Accessing your money” for more information.

The withdrawal charge, if applicable under your contract, is waived upon conversion to the New GWBL for all withdrawals going forward.

GWBL Roll-Up

By electing the New GWBL, you are eligible for the GWBL Roll-Up, whereby we will increase your benefit base by a percentage of your benefit base that is equal to the annual GMIB Roll-Up rate that applied to your GMIB. (Investment options that rolled up at 3.0% for purposes of calculating your GMIB benefit base will continue to do so for purposes of calculating your New GWBL benefit base.) The GWBL Roll-Up is calculated and added to your New GWBL benefit base each day until you make a withdrawal from your contract. Once you make a withdrawal, the GWBL Roll-Up will no longer apply. The GWBL Roll-Up will also no longer apply after the contract date anniversary following your 85th birthday, even if you have never taken a withdrawal.

Effect of New GWBL Excess withdrawals

A New GWBL Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the portion of that withdrawal that exceeds the Guaranteed annual withdrawal amount and the entire amount of each subsequent withdrawal in that contract year are considered New GWBL Excess withdrawals.

A New GWBL Excess withdrawal can cause a significant reduction in both your New GWBL benefit base and your Guaranteed annual withdrawal amount. If you make a New GWBL Excess withdrawal, we will recalculate your New GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

•

The New GWBL benefit base is reduced pro rata by the portion of withdrawal that exceeds the Guaranteed annual withdrawal amount as of the date of the New GWBL Excess withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce the benefit base by the same percentage (as shown in the example below).

•	On your next contract date anniversary, your Guaranteed annual withdrawal amount is recalculated to equal the New GWBL withdrawal percentage multiplied by the recalculated New GWBL benefit base.

Please note that withdrawals in excess of your Guaranteed annual withdrawal amount may significantly reduce or eliminate the value of the New GWBL. If your account value is less than your New GWBL benefit base (due, for example, to negative market performance), a New GWBL Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your New GWBL benefit base and the Guaranteed annual withdrawal amount.

Example: Assume your New GWBL benefit base is $100,000, your New GWBL withdrawal percentage is 8.0% and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $8,000 (8.0% of $100,000). If you take an initial withdrawal of $12,000:

•	$8,000 of this withdrawal represents your Guaranteed annual withdrawal amount.

•

$4,000 of this withdrawal is a New GWBL Excess withdrawal, which is equal to 5.0% of your account value of $80,000 immediately prior to the withdrawal. Your New GWBL benefit base is immediately reduced by $5,000 ($100,000 x 5.0%) to $95,000. In addition, your Guaranteed annual withdrawal amount beginning in the next contract year is reduced to $7,600 (8.0% x $95,000), instead of the original $8,000.

You should note that a New GWBL Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See “Effect of your account value falling to zero”.

Lifetime required minimum distribution withdrawals. In general, if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause a New GWBL Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount.

If you elect either the Maximum payment plan or the Customized payment plan AND our Automatic RMD service, we will make an extra payment, if necessary, on each December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as New GWBL Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an New GWBL Excess withdrawal. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your New GWBL benefit base and Guaranteed annual withdrawal amount may be reduced as described above.

If you elect our Automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on each December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as a New GWBL Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as a New GWBL Excess withdrawal.

Effect of your account value falling to zero

If your account value falls to zero due to a New GWBL Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If a New GWBL Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero, and you will receive no further payments or benefits.

If your account value falls to zero, either due to a withdrawal or surrender that is not a New GWBL Excess withdrawal, your contract will terminate and you will be issued and receive annual payments under a supplementary life annuity contract, beginning on your next contract date anniversary. The amount of these payments will be based on your (or the younger spouse’s, if applicable) age on the date the account value fell to zero, your New GWBL benefit base and the applicable annuity purchase factor. The annuity purchase factors are specified in your New GWBL contract endorsement, and are lower than the New GWBL percentage used for calculating your Guaranteed annual withdrawal amount.

Your supplementary life annuity contract will be automatically established as a Single life benefit contract. You can convert to a Joint life benefit contract by contacting us and adding a joint owner to the supplementary life annuity contract in writing any time before the later of the first payment is made or 30 days after the account value reached zero.

When the supplementary life annuity contract is issued, the owner of record under this contract will be the owner under the supplementary life annuity contract. The owner will also become the annuitant under the supplementary life annuity contract. Any joint owner under this contract will become the joint annuitant under the supplementary life annuity contract. If this contract is owned by a non-natural owner, the annuitant and joint annuitant, if applicable, generally remain the same under the supplementary life annuity contract.

If you were taking withdrawals through a “Maximum payment plan” or “Customized payment plan”, your payment frequency will remain unchanged using the new payment amount. Any remaining balance of your new annual payment amount for the current contract year will be paid in a lump sum, and then your new payments will continue at the same frequency on your next contract date anniversary. If you were taking unscheduled partial withdrawals, we will pay any remaining balance of your new annual payment amount for the current contract year in a lump sum, and then continue your new payments on your next contract date anniversary.

At our discretion, we may make the Lump Sum Payment Option available to you if your account value falls to zero for any reason other than a New GWBL Excess withdrawal. If we make this option available to you, we will notify you and the lump sum will be paid only if you elect that option. See “Guaranteed Benefit Lump Sum Payment Option” in the "Benefits available under the contract" for more information.

Annuitization and Maturity Date

If you decide to annuitize your contract prior to your account value going to zero, we will apply the higher of (i) the current annuity purchase factors or (ii) the guaranteed annuity purchase factors specified in your contract to your account value to determine your periodic payments.

Your contract has a maturity date, which is the contract date anniversary following your 95th birthday (or 90th birthday if you purchased your contract in New York). If your account value is greater than zero on the maturity date, your contract will terminate and a supplementary life annuity contract will be issued and your annual lifetime payments will begin on your next contract date anniversary and will continue until your death or your surviving spouse’s death, if applicable. The amount of these payments will be based your New GWBL benefit base on the maturity date and the applicable annuity purchase factor specified in your New GWBL contract endorsement (which is lower than the New GWBL percentage used for calculating your Guaranteed annual withdrawal amount) or the current annuity purchase factor, whichever is higher.

New Guaranteed withdrawal benefit for life charge

We deduct a charge for New GWBL benefit annually as a percentage of your New GWBL benefit base on each contract date anniversary. The charge is established on the Effective Date and is equal to the GMIB charge on the Effective Date applied to your New GWBL benefit base. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

Other important considerations

•	This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

•

Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 59 1/2 unless you qualify for an exception. See in the “Tax information” section for more information.

•	All withdrawals reduce your account value and may reduce your Modified DB. See “Modified death benefit” for more information.

•	The New GWBL benefit terminates if the contract is continued under the beneficiary continuation option. See “Benefit continuation option” in the "Benefits available under the contract".

•

If you elect the New GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in “Effect of New GWBL Excess withdrawals” above, even if pursuant to a divorce decree.

Modified death benefit

If you convert your GMIB, your GMDB will no longer be in effect and will be replaced by the “Modified DB”. The value of your GMDB benefit base on the Effective Date will become your Modified DB benefit base. The Modified DB benefit base will not increase, even if you defer taking withdrawals under the New GWBL, and will be reduced as follows:

•

If you had a “Greater of” GMDB, until age 85 your Modified DB benefit base (i) will not be reduced by withdrawals you make up to the amount of your Guaranteed annual withdrawal amount; and (ii) will be reduced on a pro rata basis by the amount of any New GWBL Excess withdrawal. Beginning in the contract year in which you turn 85, your Modified DB benefit base will be reduced (i) on a dollar-for-dollar basis by withdrawals you make up to the amount of your Guaranteed annual withdrawal amount; and (ii) on a pro rata basis by the amount of any New GWBL Excess withdrawal.

“Reduction on a pro rata basis” means that we calculate the percentage of your account value that is being withdrawn in excess of your Guaranteed annual withdrawal amount, and we reduce your Modified DB benefit base by that percentage. For example, assume your account value is $60,000, your Modified DB benefit base is $100,000 and your Guaranteed annual withdrawal amount is $8,000. If you withdraw $11,000, the $3,000 excess portion of that withdrawal represents 5.0% of your account value and will reduce your Modified DB benefit base benefit by 5.0%, or $5,000, to $95,000.

•	If you had the Standard or Annual Ratchet to age 85 death benefit, your death benefit will be reduced on a pro rata basis by any withdrawals you make.

The death benefit is equal to: (i) your account value (without adjustment for any otherwise applicable market value adjustment but adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment, or (ii) the Modified DB benefit base amount on the date of the owner’s death (adjusted for any subsequent withdrawals), whichever provides a higher amount.

Modified DB charge

The percentage charge you will pay for the Modified DB is as follows:

•

If you previously had the “Greater of” 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.80%, you will pay a reduced annual charge of 0.55% for the Modified DB beginning on your next contract date anniversary.

•

If you previously had the “Greater of” 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.65%, you will pay a reduced annual charge of 0.40% for the Modified DB beginning on your next contract date anniversary.

•

If you previously had the “Greater of” 6% (or 4%, if applicable) Roll-Up to age 85 GMDB for which you paid a charge of 0.60%, you will pay a reduced annual charge of 0.35% for the Modified DB beginning on your next contract date anniversary.

•	If you previously had the Annual Ratchet to age 85 death benefit, you will continue to pay the same annual charge of 0.25% for the Modified DB.

•	If you previously had the Standard death benefit (for which there is no charge), there is no annual charge for the Modified DB.

New GWBL and Modified Death Benefit termination

The New GWBL and Modified DB will automatically terminate if: (i) a New GWBL Excess withdrawal reduces your account value to zero, (ii) the contract is continued under the beneficiary continuation option, if applicable, (iii) all amounts under the contract are applied to an annuity benefit, (iv) except as provided below, you change the owner of the contract, (v) you make an assignment of the contract, (vi) termination is required by an endorsement to your contract, or (vii) the contract terminates for any other reason. The New GWBL and Modified DB will not terminate if either of the following occurs:

•

If the contract is owned by a non-natural owner and the owner is changed to an individual, the New GWBL and Modified DB will not terminate and the contract’s benefits will continue to be determined by the annuitant, or joint annuitant, as applicable, at the time of ownership change.

•

If the contract is owned by an individual, and the owner is changed to a trust and the beneficial owner(s) remains the former owner or his or her family members, the New GWBL and Modified DB will not terminate and the contract’s benefits continue to be determined by the original owner.

The Accumulator® Series (Accumulator®, Accumulator® PlusSM, Accumulator® EliteSM and Accumulator® SelectSM)

Issued by

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

(212) 554-1234

This prospectus describes the important features of the contract and provides information about Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about The Accumulator® Series, the Company and Separate Account No. 49. The SAI is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call 1-800-789-7771. The SAI is also available at our website, www.equitable.com/ICSR#EQH146640.

We file periodic reports and other information about The Accumulator® Series and Separate Account No. 49 as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Class/Contract Identifiers: C000047290; C000050999; C000050998; C000051000

The Accumulator® Series is issued by and is a registered service mark of Equitable Financial Life Insurance Company (Equitable).

Co-distributed by affiliates Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN) and Equitable Distributors, LLC., 1290 Avenue of the Americas, New York, NY 10104.

Copyright 2021 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company, 1290 Avenue of the Americas, New York, NY 10104 (212) 554-1234